                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                AMENDMENT NO. 2
                                       TO
                                  SCHEDULE 14A
                                 (RULE 14a-101)


                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to sec.240.14a-11(c) or
                 sec.240.14a-12

                                 JOINT FILING BY:
                              FOREST OIL CORPORATION
                                  FORCENERGY INC
      -----------------------------------------------------------------------
               (NAMES OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/X/        Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and
           0-11.
           (1)  Title of each class of securities to which transaction applies:
                Common Stock, $0.01 par value per share, of Forcenergy Inc
                Series A Preferred Stock, $0.01 par value per share, of
                Forcenergy Inc
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                24,161,000 Shares of Forcenergy Inc Common Stock
                41,571 Shares of Forcenergy Inc Preferred Stock
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                The proposed maximum aggregate value of the transaction of
                $500,630,000 was calculated in accordance with
                Rule 0-11(a)(4) and (c) promulgated under the Securities
                Exchange Act of 1934, as amended, based on the sum of
                (i) $459,059,000 (the average of the high and low sale price per share of Forcenergy Inc Common Stock on the Nasdaq
                National Market on July 26, 2000 multiplied by 24,161,000, the outstanding number of shares of Forcenergy Inc Common
                Stock) and (ii) $41,571,000 (the book value per share of
                Forcenergy Inc Preferred Stock as of July 26, 2000
                multiplied by 41,571, the outstanding number of shares of
                Forcenergy Inc Preferred Stock).
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                $500,630,000
                ------------------------------------------------------------
           (5)  Total fee paid:
                $100,126
                ------------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
           Check box if any part of the fee is offset as provided by
/ /        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                    SUBJECT TO COMPLETION, OCTOBER 16, 2000


                       [FOREST LOGO]   [FORCENERGY LOGO]

                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

    Forest Oil Corporation and Forcenergy Inc have agreed on a merger transaction involving our two companies. Before we can complete the merger, we must obtain the approval of our companies' stockholders. We are sending you this joint proxy statement/prospectus to ask you to vote in favor of the merger transaction and related matters.

    In the merger, stockholders of Forcenergy will be entitled to receive 1.6 Forest common shares (or 0.8 of a Forest common share if the proposed 1-for-2 reverse stock split of the Forest common shares is approved) in return for each share of Forcenergy common stock they currently own. Each outstanding share of Forcenergy preferred stock will be converted in the merger into the right to receive 68.6141 Forest common shares (or 34.30705 Forest common shares if the reverse stock split is approved). Outstanding Forest common shares will remain unchanged in the merger, but are subject to adjustment if the reverse stock split is approved. The Forest common shares, including the Forest common shares issued to stockholders of Forcenergy as a result of the merger, will continue to be listed on the New York Stock Exchange, or NYSE, under the trading symbol "FST."


    We will each hold a special meeting of our stockholders to consider and vote on the merger proposal. At Forest's special meeting it will ask its shareholders to consider and vote on the issuance of Forest common shares in the merger and the other transactions contemplated by the amended merger agreement and to approve a 1-for-2 reverse stock split. Completion of the merger requires Forcenergy stockholder approval of the merger proposal and Forest shareholder approval of the share issuance and the other transactions contemplated by the amended merger agreement. Approval of the reverse stock split is not a condition to the merger. PLEASE CAST YOUR VOTE FOR YOUR SPECIAL MEETING BY COMPLETING, SIGNING AND DATING YOUR PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, OR IN THE CASE OF FOREST SHAREHOLDERS, YOU MAY ALSO VOTE BY FOLLOWING THE INTERNET OR TELEPHONE INSTRUCTIONS ON THE PROXY CARD.



    Holders of a majority of the outstanding shares of Forcenergy common stock have agreed to vote their shares in favor of the merger. Therefore, unless the merger agreement is terminated, the merger will be approved by the Forcenergy stockholders. Forcenergy is holding the meeting to provide all other Forcenergy stockholders the opportunity to vote on the merger, in order to comply with Delaware corporate law. In addition, Forcenergy stockholders will have the opportunity to attend the meeting and ask questions of management.


    The dates, times and places of the stockholders' meetings are as follows:

          FOR FOREST SHAREHOLDERS:                     FOR FORCENERGY STOCKHOLDERS:
                   , 2000                                         , 2000
             10:00 a.m., M.D.T.                                p.m., C.D.T.
                1600 Broadway                    Doubletree Hotel Lakeside, Lakeshore Room
                  Suite 590                              3838 North Causeway Blvd.
           Denver, Colorado 80202                        Metairie, Louisiana 70002


    This document is a prospectus of Forest relating to the issuance of shares of Forest's common stock in connection with the merger and a proxy statement for both Forest and Forcenergy to use in soliciting proxies for our special meetings. It contains answers to frequently asked questions and a summary description of the merger (beginning on page 1), followed by a more detailed discussion of the merger and related matters. YOU SHOULD ALSO CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" COMMENCING ON PAGE 25 OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS. We urge you to review carefully this entire document.


              Robert S. Boswell                              Stig Wennerstrom
            Chairman of the Board                          Chairman of the Board
           Forest Oil Corporation                             Forcenergy Inc

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS JOINT PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THIS JOINT PROXY STATEMENT/PROSPECTUS IS DATED             , 2000, AND IS
BEING FIRST MAILED TO STOCKHOLDERS ON OR ABOUT             , 2000.

                      REFERENCES TO ADDITIONAL INFORMATION

    This document incorporates important business and financial information about Forest and Forcenergy that is not included in or delivered with this document. This information is available without charge to you upon written or oral request at the applicable company's address and telephone number listed on page 4. See also "Where You Can Find More Information" beginning on page 115. To obtain timely delivery, you must request the information no later than
            , 2000.

                                 FORCENERGY INC
                           3838 NORTH CAUSEWAY BLVD.
                           LAKEWOOD THREE, SUITE 2300
                           METAIRIE, LOUISIANA 70002

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                           , 2000

                            ------------------------

To the Stockholders of
  FORCENERGY INC:

    A Special Meeting of Stockholders of Forcenergy Inc will be held at the Doubletree Hotel Lakeside, Lakeshore Room, 3838 North Causeway Blvd., Metairie,
Louisiana 70002, at             p.m., C.D.T., on             , 2000 for the
following purposes:


    (1) To consider and vote upon a proposal to approve the amended merger agreement among Forest Oil Corporation, Forest Acquisition I Corporation, which is a newly-formed subsidiary of Forest Oil Corporation, and Forcenergy Inc, and the transactions contemplated by the merger agreement, including the merger; and


    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.


    Holders of record of shares of Forcenergy common stock at the close of business on October 20, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof. You are cordially invited to attend the meeting. Your vote is important to ensure your representation at the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. The delivery of the proxy does not preclude you from voting in person if you attend the meeting. No additional postage is necessary if mailed in the United States.



    The Forcenergy board of directors has determined that the amended merger agreement and the transactions contemplated by it are in the best interests of Forcenergy and its stockholders. Accordingly, the members of the Forcenergy board of directors participating in the board decision on the transaction unanimously recommend that stockholders vote to approve the amended merger agreement and the transactions contemplated by it, including the merger, at the special meeting. The directors designated by The Anschutz Corporation did not participate in the board decision on this transaction.


    Please do not send any Forcenergy stock certificates at this time. If the merger is approved by the stockholders of Forcenergy, forms to be used to exchange your shares of Forcenergy common stock for Forest common shares will be mailed to you.

                                          By Order of the Board of Directors

                                          /s/ RICHARD G. ZEPERNICK, JR.

                                          RICHARD G. ZEPERNICK, JR.

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                          Metairie, Louisiana
                                                      , 2000

                             FOREST OIL CORPORATION
                           1600 BROADWAY, SUITE 2200
                                DENVER, CO 80202

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                           , 2000

                            ------------------------

To the Shareholders of

  FOREST OIL CORPORATION:

    As a shareholder of Forest Oil Corporation, you are invited to be present in person or to be represented by proxy at the Special Meeting of Shareholders, to
be held at 1600 Broadway, Suite 590, Denver, Colorado 80202, on             ,
2000, at 10:00 a.m., M.D.T., for the following purposes:


    (1) To consider and vote upon a proposal to approve the issuance of the Forest common shares to be received by Forcenergy Inc stockholders in the proposed merger between Forcenergy and Forest Acquisition I Corporation, a newly-formed, wholly-owned subsidiary of Forest Oil Corporation, and to approve the other transactions contemplated by the amended merger agreement;


    (2) To consider and vote upon a proposal to effect a 1-for-2 reverse stock split of the Forest Oil Corporation common stock; and

    (3) To transact such other business as may be properly brought before the meeting and any adjournments thereof.


    Shareholders of Forest of record at the close of business on October 20, 2000 are entitled to vote at the meeting and any adjournment thereof.



    The Forest board of directors has determined that the terms of the amended merger agreement and the transactions contemplated by it are in the best interests of Forest and its shareholders. The members of the Forest board of directors participating in the board decision on the transaction unanimously recommend that shareholders vote at the special meeting to approve the share issuance, the other transactions contemplated by the amended merger agreement and the reverse stock split. The directors designated by The Anschutz Corporation did not participate in the board decision on the transaction.


    A majority of the outstanding common shares of the company must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is the company's intention to adjourn the meeting until a later date and to vote proxies received at the adjourned meeting(s).

    Shareholders of record can vote their shares using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. You also may vote your shares by completing and returning the accompanying proxy card in the enclosed business reply envelope.


    If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the vote as discussed on page 33 of this document.


                                          By Order of the Board of Directors

                                          /s/ JOAN C. SONNEN

                                          JOAN C. SONNEN
                                          VICE PRESIDENT AND CORPORATE SECRETARY

                                          Denver, Colorado
                                                      , 2000

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS ABOUT THE
  MERGER...............................     1

SUMMARY................................     4
  The Companies........................     4
  The Special Meetings.................     4
    Forcenergy Stockholders............     4
    Forest Shareholders................     5
  Record Date; Vote Required...........     5
    Forcenergy Stockholders............     5
    Forest Shareholders................     5
  The Merger...........................     5
    General............................     6
    Exchange of Common Shares..........     6
    Forcenergy Stock Options...........     6
    Management and Operations after the
      Merger...........................     7
    Our Recommendations to
      Shareholders.....................     7
    Opinion of Forcenergy's Financial
      Advisor..........................     7
    Opinions of Forest's Financial
      Advisors.........................     7
    Conditions to Completion of the
      Merger...........................     8
    Termination of the Agreement.......     8
    Termination by Forest..............     9
    Termination by Forcenergy..........     9
    Termination Fees...................    10
    Accounting Treatment...............    10
  Registration Rights Agreement........    10
    Demand Registrations...............    10
    Piggyback Registrations............    10
    Shelf Registrations................    10
    Expenses...........................    11
    Indemnification....................    11
  Forcenergy Stockholders Agreement....    11
  Forest Shareholders Agreement........    11
  Interests Of Certain People In The
    Merger That Are Different From Your
    Interests..........................    11
  Appraisal Rights.....................    12
  Certain Federal Income Tax
    Consequences.......................    13
    Forcenergy Stockholders............    13
    Forest Shareholders................    13
  Certain Differences In The Rights Of
    Shareholders.......................    13
  Regulatory Approvals.................    13
  Comparative Per Share Market Price
    Information........................    13
  Selected Financial and Operating Data
    of Forest..........................    15
  Selected Financial and Operating Data
    of Forcenergy......................    17
  Selected Unaudited Pro Forma Combined
    Financial Data.....................    19
  Comparative Per Share Data...........    21
  Pro Forma and As If Combined
    Production Data....................    23
  Pro Forma Oil and Gas Reserves.......    24

RISK FACTORS...........................    25
  The market value of Forest common
    shares that Forcenergy stockholders
    receive in the merger will vary as
    a result of the fixed exchange
    ratio and possible stock price
    fluctuation........................    25
  There are uncertainties in
    integrating our business
    operations.........................    25
  Significant charges and expenses will
    be incurred as a result of the
    merger.............................    25
  Leverage will materially affect our
    operations.........................    25
  The significant ownership position of
    The Anschutz Corporation could
    limit Forest's ability to enter
    into certain transactions..........    26
  Our restated certificate of
    incorporation and by-laws have
    provisions that discourage
    corporate takeovers and could
    prevent shareholders from realizing
    a premium on their investment......    27

CAUTIONARY STATEMENT ABOUT
  FORWARD-LOOKING STATEMENTS...........    28

THE SPECIAL MEETINGS...................    29
  Information About the Special
    Meetings and Voting................    29
  Time and Place of the Special
    Meetings...........................    29
  Purpose of the Meetings is to Vote on
    the Following Items................    29
  Record Date for the Special
    Meetings...........................    29
  Outstanding Shares Held on Record
    Date...............................    29
  Shares Entitled to Vote at the
    Special Meetings...................    30
  Quorum Requirement for the Special
    Meetings...........................    30
  Shares Beneficially Owned by Forest
    and Forcenergy Directors and
    Executive Officers as of the Record
    Date...............................    31
  Vote Necessary at the Special
    Meetings to Approve Forest and
    Forcenergy Proposals...............    32

  Voting by Proxy......................    32
  How to Vote by Proxy.................    32
    In Writing.........................    32
    By Internet or Telephone...........    33
  Revoking Your Proxy..................    33
  Other Voting Matters.................    33
  Other Business; Adjournments and
    Postponements......................    34

THE MERGER.............................    35
  Background of the Merger.............    35
  Reasons for the Merger;
    Recommendations of the Board of
    Directors..........................    38
  Opinion of Forcenergy's Financial
    Advisor............................    42
  Opinions of Forest's Financial
    Advisors...........................    55
    Salomon Smith Barney Inc...........    55
    Chase Securities Inc...............    62
  Interests of Certain Persons in the
    Merger.............................    70
  Accounting Treatment.................    72
  Regulatory Approvals.................    72
  Legal Proceedings....................    73
  Appraisal Rights.....................    73
  Federal Securities Law
    Consequences.......................    75
  U.S. Federal Income Tax Consequences
    Of The Merger......................    75

THE MERGER AGREEMENT...................    77
  The Merger...........................    77
  Merger Consideration.................    77
    Exchange Ratio.....................    77
    Fractional Shares..................    78
  Exchange Procedures..................    78
  Representations And Warranties.......    78
  Covenants............................    80
    No Solicitation....................    80
    Stockholders and Shareholders
      Meetings.........................    81
    Board of Directors Covenant to
      Recommend........................    81
    Operations of the Companies Pending
      Closing..........................    82
    Employee Matters...................    84
    Treatment of Forcenergy Stock
      Options, Incentive and Benefit
      Plans............................    84
    Board of Directors of Forest
      Following Effective Time.........    85
    Other Covenants....................    85
  Conditions...........................    88
    Mutual Conditions..................    88
    Conditions to Obligations of
      Forcenergy to Complete the
      Merger...........................    88
    Conditions to Obligations of Forest
      and Forest Acquisition I
      Corporation to Complete the
      Merger...........................    88
  Termination..........................    89
    Termination by Forest or
      Forcenergy.......................    89
    Termination by Forest..............    89
    Termination by Forcenergy..........    90
  Effect Of Termination................    90
  Termination Fees.....................    90
    Fees Payable by Forcenergy Relating
      to Termination...................    90
    Fees Payable by Forest Relating to
      Termination......................    91
    Costs and Expenses.................    92
  Amendment and Waiver.................    92
  Costs and Expenses...................    92

REGISTRATION RIGHTS AGREEMENT..........    93
  Demand Registrations.................    93
  Piggyback Registrations..............    93
  Shelf Registrations..................    93
  Expenses.............................    94
  Indemnification......................    94

FORCENERGY STOCKHOLDERS AGREEMENT......    95

FOREST SHAREHOLDERS AGREEMENT..........    95

THE COMPANIES..........................    96
  Business of Forcenergy Inc...........    96
  Business of Forest Oil Corporation...    96
  Forest Acquisition I Corporation.....    97

CONDENSED PRO FORMA COMBINED FINANCIAL
  STATEMENTS...........................    98

COMPARISON OF SHAREHOLDERS' AND
  STOCKHOLDERS' RIGHTS.................   103
  Authorized Capital...................   103
  Directors............................   103
  Amendment of By-laws.................   103
  Amendment of Certificate.............   104
  Class Voting.........................   104
  Cumulative Voting....................   104
  Removal of Directors.................   104
  Filling Vacancies on the Board of
    Directors..........................   105
  Shareholder and Stockholder Meetings
    and Provisions for Notices;
    Proxies............................   105
  Quorum...............................   105
  Preemptive Rights....................   106
  Voting by Shareholders and
    Stockholders.......................   106
  Merger Without Stockholder
    Approval...........................   106
  Stockholder Action Without a
    Meeting............................   107

  Rights Plan..........................   107
  Business Combinations................   108
  Indemnification and Limitation of
    Liability..........................   109
  Dissenters' Rights...................   111
  Dissolution..........................   112
  Dividends............................   112
  Right to Examine Shareholder and
    Stockholder Lists..................   113
  Interested Director Transactions.....   113

PROPOSED AMENDMENT TO FOREST'S RESTATED
  CERTIFICATE OF INCORPORATION.........   114
  General..............................   114
  Principal Effects of Reverse Stock
    Split..............................   114
  Reasons for the Reverse Stock
    Split..............................   115
  Exchange of Stock Certificates and
    Elimination of Fractional Share
    Interests..........................   115
  Certain Federal Income Tax
    Consequences.......................   115

LEGAL AND TAX MATTERS..................   116

EXPERTS................................   117

INDEPENDENT PUBLIC ACCOUNTANTS.........   117

OTHER MATTERS..........................   117

SHAREHOLDER AND STOCKHOLDER
  PROPOSALS............................   117

WHERE YOU CAN FIND MORE INFORMATION....   118


ANNEXES


Annex A1     Agreement and Plan of Merger,
             dated as of July 10, 2000, by
             and among Forest Oil
             Corporation, Forest Acquisition
             I Corporation and Forcenergy Inc

  Exhibit A  Form of Stockholders Agreement
             by and among Forest Oil
             Corporation, Forcenergy Inc and
             the Forcenergy Stockholders
             Listed on the Signature Page
             Thereto

  Exhibit B  Form of Shareholders Agreement
             by and between Forcenergy Inc
             and The Anschutz Corporation

  Exhibit C  Form of Registration Rights
             Agreement by and among Forest
             Oil Corporation and the
             Forcenergy Inc Stockholders
             Listed on the Signature Page
             Thereto

Annex A2     Amendment No. 1 to Agreement and
             Plan of Merger, dated
             October 16, 2000

Annex B      Opinion of Petrie Parkman & Co.,
             Inc., dated July 7, 2000

Annex C      Opinion of Salomon Smith Barney
             Inc., dated July 10, 2000

Annex D      Opinion of Chase Securities
             Inc., dated July 10, 2000

Annex E      Proposed Forest Reverse Stock
             Split Charter Amendment

Annex F      Section 262 of the Delaware
             General Corporation Law

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: WHAT WILL HAPPEN IN THE MERGER?


A: In the merger, Forcenergy will become a wholly-owned subsidiary of Forest. Forcenergy stockholders will become Forest shareholders and will own approximately 44% of the Forest common shares that are outstanding after the merger. Current Forest shareholders will own the remaining approximately 56%. As soon as practicable after the merger, Forcenergy will be merged with and into Forest and the separate corporate existence of Forcenergy will cease.


Q: WHY ARE FOREST AND FORCENERGY PROPOSING THE MERGER?


A: Our companies are proposing the merger because we expect as a combined company to grow reserves, production, cash flow and earnings faster and beyond the levels that either company could achieve individually. We believe that the companies have complementary skills, and that the combined portfolio of exploration and development projects will be more robust and well balanced than either company's individual portfolio. In addition, we expect the combined company to have the cash flow and the financial strength to pursue a wider range of projects. Finally, we believe that our larger size and greater diversity will reduce our cost of indebtedness as well as create other cost savings opportunities through administrative and operational synergies. Although we have not solicited or received any indications from credit rating agencies, the companies believe that credit rating agencies will improve the credit rating of the combined companies upon completion of the merger, thereby allowing the combined entity to borrow funds at lower interest rates. Please read the more detailed description of our reasons for the merger on pages 38 through 42.


Q: WHAT WILL THE NEW COMPANY BE CALLED AND WHERE WILL IT BE HEADQUARTERED?

A: The combined company will be called "Forest Oil Corporation" and will be headquartered in Denver, Colorado.

Q: WHAT WILL HAPPEN TO FORCENERGY SHARES AND WARRANTS IN THE MERGER?

A: Forcenergy common stockholders will receive 1.6 Forest common shares for each share of Forcenergy common stock they own. If the Forest shareholders approve the proposal to effect a 1-for-2 reverse stock split of Forest common shares, Forcenergy common stockholders will receive 0.8 of a Forest common share for each share of Forcenergy common stock they own. Forcenergy preferred stockholders will receive 68.6141 Forest common shares for each share with a stated value of $1,000 of Forcenergy preferred stock they own. If the Forest shareholders approve the proposal to effect a 1-for-2 reverse stock split of Forest common shares, Forcenergy preferred stockholders will receive 34.30705 Forest common shares for each share of Forcenergy preferred stock they own. Forcenergy stockholders also will receive cash for any fractional Forest shares they would be otherwise entitled to in the merger. The Forest common shares received in the merger will be listed on the NYSE under the ticker symbol "FST." Warrants to purchase Forcenergy common stock will be converted into warrants to purchase Forest common shares based on the same exchange ratio as applies to the conversion of Forcenergy common stock.

Q: WHAT WILL HAPPEN TO FOREST COMMON SHARES IN THE MERGER?

A: Nothing. Each Forest common share outstanding will remain outstanding as a Forest common share. The Forest shares will be adjusted if the 1-for-2 reverse stock split is approved.

Q: WHEN ARE THE SPECIAL STOCKHOLDERS' MEETINGS?

A: Each company's special meeting of stockholders will take place on
            , 2000. The location of each special meeting is specified on the cover page of this document.

Q: WHAT WILL HAPPEN AT THE SPECIAL STOCKHOLDERS' MEETINGS?


A: At the Forcenergy special meeting, Forcenergy common stockholders will vote on the merger agreement and the transactions contemplated by the merger agreement, including the merger. The holders of Forcenergy preferred stock are not entitled to vote on the merger proposal. At the Forest special meeting, Forest shareholders will vote on the issuance of Forest common shares in the merger and the other transactions contemplated by the merger agreement. Forest shareholders also will vote on whether to approve the 1-for-2 reverse stock split. We cannot complete the merger unless, among other things, Forcenergy common stockholders vote to approve the merger agreement and Forest shareholders vote to approve the share issuance and the other transactions contemplated by the merger agreement. The completion of the merger is not contingent on Forest shareholder approval of the reverse stock split. Holders of a majority of the outstanding shares of Forcenergy common stock have agreed to vote their shares in favor of the merger. Therefore, unless the merger agreement is terminated, the merger will be approved by the Forcenergy stockholders. Forcenergy is holding the meeting to provide all other Forcenergy stockholders the opportunity to vote on the merger, in order to comply with Delaware corporate law. In addition, Forcenergy stockholders will have the opportunity to attend the meeting and ask questions of management.


Q: WHAT DO I NEED TO DO TO VOTE?


A: Mail your signed proxy card in the enclosed return envelope or, in the case of Forest shareholders, you also may vote by Internet or by telephone, in each case as soon as possible so that your shares may be represented at your special meeting. In order to assure that we obtain your vote, please vote as instructed on your proxy card even if you currently plan to attend your special meeting in person. THE MEMBERS OF THE FORCENERGY BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION UNANIMOUSLY RECOMMEND THAT FORCENERGY STOCKHOLDERS VOTE FOR THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER. THE MEMBERS OF THE FOREST BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION UNANIMOUSLY RECOMMEND THAT FOREST SHAREHOLDERS VOTE FOR THE ISSUANCE OF FOREST COMMON SHARES IN THE MERGER, FOR THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND FOR THE PROPOSAL TO EFFECT A REVERSE STOCK SPLIT. THE FORCENERGY AND FOREST DIRECTORS DESIGNATED BY THE ANSCHUTZ CORPORATION DID NOT PARTICIPATE IN THE BOARD DECISION OF EITHER FORCENERGY OR FOREST ON THE TRANSACTION.


Q: ARE THERE RISKS ASSOCIATED WITH THE MERGER THAT I SHOULD CONSIDER IN
  DECIDING HOW TO VOTE?


A: Yes. There are risks associated with all business combinations, including the merger. In particular, you should be aware that the number of Forest common shares that Forcenergy stockholders will receive is fixed and will not change as the market prices of shares of Forcenergy common stock and Forest common shares fluctuate in the period before the merger. Accordingly, the value of the Forest common shares that Forcenergy stockholders will receive in return for their shares of Forcenergy stock may be either less than or more than the current market price of the Forest common shares. There also are a number of other risks that are discussed in this document and in other documents incorporated by reference in this document. PLEASE READ WITH PARTICULAR CARE THE MORE DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH THE MERGER ON PAGES 25 THROUGH 27.

Q: WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: We expect to complete the merger as quickly as possible once all the conditions to the merger, including obtaining the approvals of our stockholders and shareholders at the special meetings, are fulfilled. Fulfilling some of these conditions, such as receiving certain governmental clearances or approvals, is not entirely within our control. We currently expect to complete the merger in the fourth quarter of this year.

Q: SHOULD I SEND IN MY FORCENERGY STOCK CERTIFICATES NOW?

A: No. After the merger is completed, we will send written instructions to Forcenergy stockholders that explain how to exchange Forcenergy stock certificates for Forest stock certificates. We will also send a letter of transmittal that must be executed by Forcenergy stockholders. Please do not send in any Forcenergy stock certificates until you receive these written instructions and the letter of transmittal.

Q: HOW DO I VOTE MY SHARES IF MY SHARES ARE HELD IN "STREET NAME"?

A: You should vote this proxy in accordance with the instructions provided to you by your broker. Your broker will not vote your shares unless the broker receives appropriate instructions from you.

Q: MAY I CHANGE MY VOTE EVEN AFTER RETURNING A PROXY CARD?

A: Yes. If you are a Forcenergy stockholder and want to change your vote, you may do so at any time before the Forcenergy special meeting by sending to the Secretary of Forcenergy a proxy with a later date. Alternatively, you may revoke your proxy by delivering to the Secretary of Forcenergy a written revocation prior to the Forcenergy special meeting or by voting in person at the Forcenergy special meeting. Similarly, if you are a Forest shareholder and want to change your vote, you may do so at any time before the Forest special meeting by sending to the Corporate Secretary of Forest a proxy with a later date or by voting again by Internet or telephone. Alternatively, you may revoke your proxy by delivering to the Corporate Secretary of Forest a written revocation prior to the Forest special meeting or by voting in person at the Forest special meeting. Forcenergy stockholders that require assistance in changing or revoking a proxy should contact American Stock Transfer & Trust Company, Forcenergy's transfer agent for the merger, at (800) 937-5449. Forest shareholders that require assistance in changing or revoking a proxy should contact ChaseMellon Shareholder Services LLC, Forest's solicitation agent for the merger, at
(800) 635-9270. ChaseMellon's website can be found at www.chasemellon.com.

Q: IF I HAVE MORE QUESTIONS ABOUT THE MERGER OR THE TWO COMPANIES, WHERE CAN I
  FIND ANSWERS?

A: In addition to reading this document, its annexes and the documents we have incorporated in this document by reference, you can find more information about the merger or about the two companies in our companies' filings with the SEC and, in the case of Forest, with the NYSE, and, in the case of Forcenergy, with the Nasdaq National Market.

Q: WHY IS FOREST PROPOSING A REVERSE STOCK SPLIT?

A: Forest is proposing a reverse stock split to increase the market price for the new common shares. Forest believes that many leading brokerage firms are reluctant to recommend lower-priced securities to clients and that a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. The reverse stock split is intended to result in a price level for the new common stock that will broaden investor interest and provide a market that will more closely reflect Forest's underlying values.

                                    SUMMARY


    This summary highlights selected information from this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire document and the other documents to which this document refers to fully understand the merger and the other matters being submitted to shareholders. See "Where You Can Find More Information" on page 118. Each item in this summary includes a page reference directing you to a more complete description of that item.



THE COMPANIES (PAGE 96)


    FORCENERGY INC
    3838 North Causeway Blvd.
    Lakeway Three, Suite 2300
    Metairie, Louisiana 70002
    (504) 838-7022

    Forcenergy is an independent oil and gas exploration and production company with principal reserves and producing properties located in the Gulf of Mexico and the Cook Inlet area in Alaska. Forcenergy's estimated proved reserves were approximately 690 billion cubic feet of natural gas equivalents as of December 31, 1999. Approximately 56% of these estimated proved reserves on such date were oil and approximately 71% of total estimated proved reserves were proved developed reserves.

    FOREST OIL CORPORATION
    1600 Broadway, Suite 2200
    Denver, Colorado 80202
    (303) 812-1400

    Forest is an independent oil and gas exploration and production company with principal reserves and producing properties located in the United States in the Gulf of Mexico, Louisiana, Texas, Oklahoma and Wyoming and in Canada in Alberta and the Northwest Territories. Forest's estimated proved reserves were approximately 718 billion cubic feet of natural gas equivalents as of December 31, 1999. Approximately 73% of estimated proved reserves on such date were located in the United States and approximately 81% of total estimated proved reserves were proved developed reserves. Natural gas accounted for approximately 73% of Forest's total estimated proved reserves at December 31, 1999.

    FOREST ACQUISITION I CORPORATION
    1600 Broadway, Suite 2200
    Denver, Colorado 80202
    (303) 812-1400

    Forest Acquisition I Corporation is a wholly-owned subsidiary of Forest recently formed for the purpose of effecting the merger.


THE SPECIAL MEETINGS (PAGE 29)


    FORCENERGY STOCKHOLDERS

    The Forcenergy special meeting of stockholders will be held on             ,
2000, at       p.m., local time, at the Doubletree Hotel Lakeside, Lakeshore
Room, 3838 North Causeway Blvd., Metairie, Louisiana 70002. At the Forcenergy special meeting, Forcenergy stockholders will be asked to approve the merger agreement and the transactions contemplated by the merger agreement, including the merger.

    FOREST SHAREHOLDERS


    The Forest special meeting of shareholders will be held on             ,
2000, at       a.m., local time, at 1600 Broadway, Suite 590, Denver, Colorado
80202. At the Forest special meeting, Forest shareholders will be asked to approve the issuance of Forest common shares to Forcenergy stockholders in connection with the merger and the other transactions contemplated by the merger agreement and a proposal to effect a 1-for-2 reverse stock split of Forest common shares.



RECORD DATE; VOTE REQUIRED (PAGES 29-32)


    FORCENERGY STOCKHOLDERS


    You can vote at the Forcenergy special meeting if you owned shares of Forcenergy common stock at the close of business on October 20, 2000. On that
date, there were       shares of Forcenergy common stock outstanding and
entitled to vote. You can cast one vote for each share of Forcenergy common stock you then owned. Holders of Forcenergy preferred stock are not entitled to vote on the merger proposal. Approval of the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires the approval of the holders of a majority of the outstanding shares of
Forcenergy common stock. As of             , 2000, Forcenergy directors and
executive officers beneficially owned approximately    % of the outstanding
shares of Forcenergy common stock, including outstanding options. These individuals have indicated that they intend to vote their shares of Forcenergy common stock in favor of the merger proposal. Lehman Brothers Inc., The Anschutz Corporation and certain funds and accounts managed by Oaktree Capital
Management, LLC collectively own      shares of Forcenergy common stock,
representing approximately    % of the shares of Forcenergy common stock
outstanding as of the record date. These persons are parties to the Forcenergy stockholders agreement pursuant to which they have agreed to vote their shares of Forcenergy common stock in favor of the merger. Therefore, unless the merger agreement is terminated, the merger will be approved by the Forcenergy stockholders. Forcenergy is holding the meeting to provide all other Forcenergy stockholders the opportunity to vote on the merger, in order to comply with Delaware corporate law. In addition, Forcenergy stockholders will have the opportunity to attend the meeting and ask questions of management.


    FOREST SHAREHOLDERS


    You can vote at the Forest special meeting if you owned Forest common shares at the close of business on October 20, 2000. On that date, there were
Forest common shares outstanding and entitled to vote. You can cast one vote for each Forest common share you then owned. Approval of the share issuance and the other transactions contemplated by the merger agreement requires the approval of the holders of two-thirds of all outstanding Forest common shares, which is the same approval that would be required if Forest and Forcenergy entered into a direct merger. Approval of the proposal to effect the 1-for-2 reverse stock split requires the approval of the holders of a majority of the outstanding Forest common shares entitled to vote on the proposal. APPROVAL OF THE REVERSE
STOCK SPLIT IS NOT A CONDITION TO THE MERGER. As of             , 2000, Forest
directors and executive officers beneficially owned approximately     % of the
outstanding Forest common shares, including outstanding options. These individuals have indicated that they intend to vote their Forest common shares
in favor of the Forest proposals. The Anschutz Corporation owns       Forest
common shares, representing approximately     % of the Forest common shares
outstanding as of the record date. The Anschutz Corporation is a party to the Forest shareholders agreement pursuant to which it has agreed to vote its Forest common shares in favor of the share issuance.



THE MERGER AGREEMENT (PAGE 77)



    The merger agreement is attached as Annex A1 to this document. Amendment no. 1 to the merger agreement is attached as Annex A2 to this document. We urge you to carefully read the merger agreement, as amended. Although the merger agreement is the legal document that governs the merger, we also urge you to carefully consider all of the information in this joint proxy statement/ prospectus in making your decision as to how you will vote on the merger.


    GENERAL


    We propose a merger transaction in which Forcenergy Inc will merge with Forest Acquisition I Corporation, a wholly-owned subsidiary of Forest created for the purpose of effecting the merger. After the merger, Forcenergy will be a wholly-owned subsidiary of Forest and Forcenergy stockholders will become Forest shareholders. As soon as practicable after the merger, Forcenergy will be merged with and into Forest and the separate corporate existence of Forcenergy will cease.



    EXCHANGE OF COMMON SHARES (PAGE 77)


    When we complete the merger, shares of Forcenergy common stock will be converted into Forest common shares.

    FORCENERGY STOCKHOLDERS. Each share of Forcenergy common stock held prior to the effective time of the merger will be converted into the right to receive
1.6 Forest common shares (or 0.8 shares if the proposed 1-for-2 reverse stock split of Forest common shares is approved).

    Each issued and outstanding share of Forcenergy preferred stock with a stated value of $1,000 will be converted into the right to receive 68.6141 Forest common shares (or 34.30705 shares if the reverse stock split is approved), and all accrued and unpaid dividends on each such outstanding share of Forcenergy preferred stock, whether or not declared, will be converted into the right to receive the number of Forest common shares equal to the product of
68.6141 (or 34.30705 if the reverse stock split is approved) and a fraction, the numerator of which is the amount of the accrued and unpaid dividends on the share of Forcenergy preferred stock and the denominator of which is $1,000.

    Each outstanding warrant to purchase or acquire a share of Forcenergy common stock will be converted into a warrant to purchase the number of Forest common shares equal to 1.6 (or 0.8 if the reverse stock split is approved) times the number of shares of Forcenergy common stock that could have been obtained immediately prior to the effective time of the merger upon the exercise of the warrant, at an exercise price per share equal to the aggregate exercise price for shares of Forcenergy common stock subject to the warrant divided by the aggregate number of Forest common shares deemed purchasable pursuant to the warrant.

    Former Forcenergy stockholders will own approximately 44% of the Forest common shares outstanding after the merger.

    FOREST SHAREHOLDERS. Each Forest common share will remain issued and outstanding as one Forest common share. Current Forest shareholders will own approximately 56% of the Forest common shares outstanding after the merger. Assuming the reverse stock split is approved and implemented, each two outstanding Forest common shares would be reclassified into one new Forest common share. The reverse split would not affect any shareholder's proportionate equity interest in Forest, subject to the provisions for the elimination of fractional shares.


    FORCENERGY STOCK OPTIONS (PAGE 84)


    When we complete the merger, options to purchase shares of Forcenergy common stock under Forcenergy stock plans will be converted into options to purchase Forest common shares. The number of shares of common stock subject to such stock options and the exercise price of such stock options will be adjusted according to the exchange ratio.

    MANAGEMENT AND OPERATIONS AFTER THE MERGER (PAGE 85)


    After the merger, the Forest board of directors will continue to manage the business of Forest, which will include the business of Forcenergy as a wholly-owned subsidiary. The combined company will be called "Forest Oil Corporation" and will be headquartered in Denver, Colorado.

    Forest has agreed to fix the number of directors constituting the board of directors at 12 members and to appoint two designated members of Forcenergy's board of directors as Forest directors.

    Richard G. Zepernick, Jr., Forcenergy's President and Chief Executive Officer, has agreed to become President and Chief Operating Officer of the combined company.


    OUR RECOMMENDATIONS TO SHAREHOLDERS (PAGES 38-42)


    FORCENERGY STOCKHOLDERS. The members of the Forcenergy board of directors participating in the board decision on the transaction unanimously approved the merger and unanimously recommend that you vote FOR the proposal to approve the merger agreement and the transactions contemplated by the merger agreement, including the merger. The directors designated by The Anschutz Corporation did not participate in the board decision on the transaction.

    FOREST SHAREHOLDERS. The members of the Forest board of directors participating in the board decision on the transaction believe that the merger is fair to you and in your best interests, and unanimously recommend that you vote FOR the proposals to issue Forest common shares in the merger and to effect a 1-for-2 reverse stock split. APPROVAL OF THE REVERSE STOCK SPLIT IS NOT A CONDITION TO THE MERGER. The directors designated by The Anschutz Corporation did not participate in the board decision on the transaction.


    OPINION OF FORCENERGY'S FINANCIAL ADVISOR (PAGE 42)


    On July 7, 2000, Petrie Parkman & Co., Inc., Forcenergy's financial advisor, delivered an oral opinion (which was subsequently confirmed in writing) to the Forcenergy board of directors as to the fairness, from a financial point of view, as of that date, of the exchange ratio of 1.6 Forest common shares for each share of Forcenergy common stock to the holders of Forcenergy common stock. We have attached this opinion as Annex B to this document. You should read this opinion in its entirety to understand the procedures followed, assumptions made, matters considered and limits of the scope of the review undertaken.

    Petrie Parkman's opinion is addressed to the Forcenergy board of directors and does not constitute a recommendation to any Forcenergy stockholder as to how that stockholder should vote at the special meeting.


    OPINIONS OF FOREST'S FINANCIAL ADVISORS (PAGE 55)


    Salomon Smith Barney and Chase Securities, Forest's financial advisors, have each delivered a written opinion to the Forest board of directors (confirming their oral opinions previously delivered) as to the fairness, from a financial point of view, to Forest of the merger consideration. We have attached these opinions, dated July 10, 2000, as Annexes C and D to this document. You should read these opinions completely to understand the procedures followed, assumptions made, matters considered and limitations of the reviews undertaken.

    The opinions of Salomon Smith Barney and Chase Securities are addressed to the Forest board of directors and do not constitute a recommendation to any Forest shareholder as to any matters relating to the merger.

    CONDITIONS TO COMPLETION OF THE MERGER (PAGE 88)


    The completion of the merger depends on a number of conditions being satisfied or waived. In addition to customary conditions relating to the accuracy of representations and warranties and our compliance with the merger agreement, these include the following:


    - the merger agreement and the merger have been approved by Forcenergy stockholders and the Forest common share issuance and the other transactions contemplated by the merger agreement have been approved by Forest shareholders;



    - all requisite governmental approvals, including antitrust approvals have been received; in this regard, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the expiration or termination of which had been a condition to the merger, terminated on August 24, 2000;


    - there is no statute, rule, regulation, executive order, decree, ruling or injunction prohibiting the consummation of the merger;

    - the SEC has declared the registration statement effective under the Securities Act, and no stop order or similar restraining order suspending the effectiveness of the registration statement is in effect;

    - Forest common shares to be issued in the merger have been approved for listing on the NYSE, which approval has been obtained, subject to official notice of issuance;

    - Forest and Forcenergy have each received an opinion of their tax advisor and tax counsel, respectively, that the merger will be classified as a "reorganization" under the Internal Revenue Code and that none of Forest, Forest Acquisition I Corporation, Forcenergy, the holders of Forcenergy common stock or the holders of Forcenergy preferred stock will recognize gain or loss for federal income tax purposes; and

    - Forcenergy's officers and directors have resigned their positions, effective as of the effective time of the merger.


    TERMINATION OF THE AGREEMENT (PAGE 89)



    We can agree at any time to terminate the merger agreement without completing the merger, even if Forcenergy stockholders have approved the merger and Forest shareholders have approved the share issuance and the other transactions contemplated by the merger agreement. Also, either of us can decide, without the consent of the other, to terminate the merger agreement in various circumstances, including the following:


    - if the merger has not been completed by December 31, 2000, except that the right to terminate the merger agreement under this provision is not available to any party whose failure to perform or observe in any material respect any of its obligations under the merger agreement contributed to the failure of the merger to occur on or before December 31, 2000;

    - if (1) any governmental entity has issued a statute, rule, regulation, or executive order prohibiting the merger substantially on the terms contemplated in the merger agreement, or if (2) an order, decree, ruling or injunction has been entered that would permanently prohibit the merger substantially on the terms contemplated by the merger agreement and this order, decree, ruling or injunction has become final and non-appealable, except that the party seeking to terminate the merger agreement under this provision is required to use its reasonable best efforts to remove the injunction, order or decree; or


    - if the Forest shareholders meeting to approve the issuance of Forest common shares in the merger and the other transactions contemplated by the merger agreement is held and the required vote of Forest shareholders is not obtained for the approval, or the Forcenergy stockholders meeting to approve the merger agreement and the merger is held and the required vote of Forcenergy stockholders is not obtained for the approval.

    TERMINATION BY FOREST

    Forest may terminate the merger agreement and abandon the merger at any time before the effective date of the merger if:

    - there (1) has been a material breach by Forcenergy of any representation, warranty, covenant or agreement in the merger agreement that could prevent closing of the merger and (2) the breach is not cured within 30 days after written notice of the breach is given to Forcenergy by Forest, except that Forest cannot terminate the merger if, at that time, it is in material breach of any representation, warranty, covenant, or agreement in the merger agreement;

    - the Forcenergy board of directors has withdrawn, modified or failed to give its approval or recommendation of the merger agreement or the merger, or fails to call the Forcenergy stockholders meeting to approve the merger agreement and the merger; or

    - the board of directors of Forest authorizes Forest to enter into a written agreement relating to a transaction that the Forest board of directors has determined is a superior proposal compared to the merger, except that the right to terminate under this provision is not available to Forest until the expiration of five business days after Forcenergy's receipt of written notice advising Forcenergy that Forest has received a superior proposal and specifying the material terms and conditions of the proposal and identifying the person or entity making the superior proposal. Forest is required to provide Forcenergy with a reasonable opportunity during this five-day period to make adjustments in the terms and conditions of the merger agreement that would enable Forest to proceed with the merger on the adjusted terms.

    TERMINATION BY FORCENERGY

    Forcenergy may terminate the merger agreement and abandon the merger at any time before the effective time of the merger if:

    - there (1) has been a material breach by Forest of any representation, warranty, covenant or agreement in the merger agreement that could cause any closing condition not to be satisfied and (2) the breach is not cured within 30 days after written notice of the breach is given to Forest by Forcenergy, except that Forcenergy cannot terminate the merger if it, at that time, is in material breach of any representation, warranty, covenant, or agreement in the merger agreement;

    - the Forest board of directors has withdrawn, modified or failed to give its approval or recommendation of the issuance of Forest common shares in connection with the merger, or fails to call the Forest shareholders meeting to approve the issuance of the Forest common shares in the merger; or

    - the board of directors of Forcenergy authorizes Forcenergy to enter into a written agreement relating to a transaction that the Forcenergy board of directors has determined is a superior proposal compared to the merger, except that the right to terminate under this provision is not available to Forcenergy until the expiration of five business days after Forest's receipt of written notice advising Forest that Forcenergy has received a superior proposal and specifying the material terms and conditions of the proposal and identifying the person or entity making the superior proposal. Forcenergy is required to provide Forest with a reasonable opportunity during this five-day period to make adjustments in the terms and conditions of the merger agreement that would enable Forcenergy to proceed with the merger on the adjusted terms.

    TERMINATION FEES (PAGE 90)



    Forest must pay Forcenergy a fee of $18 million in cash if the merger agreement is terminated in a number of circumstances described elsewhere in this document. Please see page 91. Forest, however, is not required to pay the termination fee if, at the time of such termination, Forcenergy is in breach of any of its obligations or representations in the merger agreement and as a result Forest would be entitled to terminate the merger based on this uncured material breach.



    Similarly, Forcenergy must pay Forest a fee of $18 million in cash if the merger agreement is terminated in a number of circumstances described elsewhere in this document. Please see page 90. Forcenergy, however, is not required to pay the termination fee if, at the time of such termination, Forest is in breach of any of its obligations or representations in the merger agreement and as a result Forcenergy would be entitled to terminate the merger based on this uncured material breach.



    ACCOUNTING TREATMENT (PAGE 72)


    The merger will be accounted for as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of Forest and Forcenergy will be carried forward to the combined company at their recorded amounts, and income of the combined company will include income of Forest and Forcenergy for the entire fiscal year in which the merger occurs. The results of operations of Forcenergy prior to December 31, 1999, the effective date of its reorganization and fresh start reporting, will not be included in the financial statements of the combined company.


REGISTRATION RIGHTS AGREEMENT (PAGE 93)



    Simultaneously with the execution and delivery of the merger agreement, Forest and certain principal stockholders of Forcenergy, or holders, entered into a registration rights agreement. This agreement provides that these holders will have the right to require Forest to register all or any portion of the Forest common shares issued to these holders upon the closing of the merger. These Forest common shares are referred to as "registrable securities." A copy of the registration rights agreement is attached as an exhibit to Annex A1 to this document and is incorporated in this document by reference.


    DEMAND REGISTRATIONS


    Each shareholder may make, until the fifth anniversary of the date of the registration rights agreement, one or more written requests for a "demand" registration of all or any part of its registrable securities except that Forest is not required to effect more than two demand registrations for the holders in total in any 12 month period. These demand rights are subject to other limitations discussed on page 93.


    PIGGYBACK REGISTRATIONS


    If Forest seeks to register any Forest common shares while this registration rights agreement is in effect, the holders have the right to request that Forest include any or all of their registrable securities in the proposed offering, except that the holders' rights to notice and participation do not extend to more than ten piggyback registrations for any holder and its affiliates in total. These piggyback rights do not apply to registration statements on Form S-4 or Form S-8 and are subject to other limitations discussed on page 93.


    SHELF REGISTRATIONS


    The holders also may, after a specific amount of time, make a written request that Forest effect a shelf registration pursuant to Rule 415 of the Securities Act. Upon receipt of such request, Forest must give written notice to all other holders, and all such holders have the right to include registrable securities in the shelf registration subject to the limitations on pages 93 through 94.


    EXPENSES


    In connection with any registration effected under the registration rights agreement, Forest will pay certain fees and expenses as discussed on page 94.


    INDEMNIFICATION


    Forest and the selling holders have agreed to customary indemnification obligations. These are discussed in more detail on page 94. Contribution will also be available to either Forest or the selling holders, to the extent that indemnification is unavailable.



FORCENERGY STOCKHOLDERS AGREEMENT (PAGE 95)



    In connection with the execution and delivery of the merger agreement, Forest entered into an agreement with the Oaktree funds, Lehman Brothers and The Anschutz Corporation, the principal stockholders of Forcenergy (who own approximately 19%, 18% and 25%, respectively, of the outstanding Forcenergy common stock and approximately 20%, 27% and 35%, respectively, of the outstanding Forcenergy preferred stock), under which these stockholders agreed to vote their shares of Forcenergy common stock in favor of the adoption of the merger agreement and not to solicit alternative takeover proposals for Forcenergy. The Forcenergy stockholders agreement prohibits, subject to limited exceptions, any stockholder from selling or otherwise disposing of any shares of Forcenergy common stock. The Forcenergy stockholders agreement terminates upon the earlier to occur of the completion of the merger and the termination of the merger agreement in accordance with its terms. The Forcenergy stockholders agreement is attached as an exhibit to Annex A1 to this joint proxy statement/prospectus and is incorporated in this document by reference. We urge you to read the full text of the Forcenergy stockholders agreement.



FOREST SHAREHOLDERS AGREEMENT (PAGE 95)



    In connection with the execution and delivery of the merger agreement, Forcenergy entered into an agreement with The Anschutz Corporation, the principal shareholder of Forest (which owns approximately 37% of the Forest common shares), under which The Anschutz Corporation agreed to vote its Forest common shares in favor of the share issuance and not to solicit alternative takeover proposals for Forest. The Forest shareholders agreement prohibits, subject to limited exceptions, The Anschutz Corporation from selling, transferring, pledging, encumbering, assigning or otherwise disposing of any Forest common shares. The Forest shareholders agreement terminates upon the earlier to occur of the completion of the merger and the termination of the merger agreement in accordance with its terms. The Forest shareholders agreement is attached as an exhibit to Annex A1 to this joint proxy statement/prospectus and is incorporated in this document by reference. We urge you to read the full text of the Forest shareholders agreement.



INTERESTS OF CERTAIN PEOPLE IN THE MERGER THAT ARE DIFFERENT FROM YOUR INTERESTS
  (PAGE 70)


    FORCENERGY

    Some of Forcenergy's directors and executive officers have interests in the merger that are different from Forcenergy's stockholders' interests:

    CERTAIN EXECUTIVE OFFICERS. Pursuant to their respective employment agreements, the following Forcenergy officers are entitled to receive various benefits, such as bonuses, indemnities, health benefits and vesting of stock options, because the merger will constitute a "change of control" for purposes of these employment agreements:

    - Richard G. Zepernick, Jr., President and Chief Executive Officer;

    - E. Joseph Grady, Vice President, Treasurer and Chief Financial Officer;

    - Thomas F. Getten, Vice President--General Counsel and Secretary;

    - Robert G. Gerdes, Vice President--Geoscience; and

    - Gary E. Carlson, Vice President--Alaska Division.

    CERTAIN DIRECTORS. Pursuant to the merger agreement, Stephen A. Kaplan and Forrest E. Hoglund, each a director of Forcenergy, will be appointed directors of Forest.


    The Oaktree funds own approximately 28% of the outstanding Forcenergy preferred stock. In addition to their positions as directors of Forcenergy, Stephen A. Kaplan and B. James Ford serve as principal and senior vice president, respectively, of Oaktree. Lehman Brothers owns approximately 28% of the outstanding Forcenergy preferred stock. In addition to his position as a director of Forcenergy, Gregory P. Pipkin is a managing director of Lehman. Pursuant to the merger agreement, each share of Forcenergy preferred stock will be converted into the right to receive 68.6141 Forest common shares.


    The Oaktree funds and Lehman own warrants for the purchase of shares of Forcenergy common stock. Pursuant to the terms of the merger agreement, warrants to purchase Forcenergy common stock will be converted into warrants to purchase Forest common shares.

    Lehman has been retained by Forcenergy as a financial advisor in connection with the merger, for which Lehman will be paid a fee of $3 million upon consummation of the merger.

    Two of Forcenergy's directors, Michael Bennett and Clifford Hickey, are designated by The Anschutz Corporation, which also has designated directors of Forest. Mr. Bennett and Mr. Hickey did not participate in the Forcenergy board's decision on this transaction.

    FOREST

    Some of Forest's directors have interests in the merger that are different from Forest shareholders' interests.

    Three of Forest's directors, Philip Anschutz, Craig Slater and Cannon Harvey, are designated by The Anschutz Corporation. The Anschutz Corporation owns both common stock and preferred stock of Forcenergy that will be converted into Forest common shares in the merger. However, Mr. Anschutz, Mr. Slater and Mr. Harvey did not participate in the Forest board's decision on this transaction due to this interest of The Anschutz Corporation.


    Additional information on the interests of Forcenergy and Forest directors and executive officers is described elsewhere in this document. Please see pages 70 through 72.


    Our boards of directors knew about these interests, and considered them, in approving the merger and recommending that our shareholders and stockholders approve the merger transaction.


APPRAISAL RIGHTS (PAGE 73)



    Under Delaware law, Forcenergy common stockholders are not entitled to appraisal rights in connection with the merger. However, holders of Forcenergy preferred stock are entitled to appraisal rights under Delaware law. See pages 73 through 75.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES (PAGE 75)


    FORCENERGY STOCKHOLDERS

    We expect that, for U.S. federal income tax purposes, the merger will be classified as a reorganization within the meaning of Section 368(a) of the Internal Revenue code. Assuming that the merger does meet this classification, your exchange of Forcenergy common stock for Forest common shares generally will not cause you to recognize any gain or loss. You will, however, recognize gain or loss in connection with any cash received instead of fractional shares.

    FORCENERGY STOCKHOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE AND LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES. Forcenergy has received an opinion from its counsel, Weil, Gotshal & Manges LLP, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The opinion is based on customary assumptions and customary representations made by, among others, Forcenergy, Forest and Forest Acquisition I Corporation. An opinion of counsel represents counsel's best legal judgment and is not binding on the Internal Revenue Service or any court. No ruling has been, or will be, sought from the Internal Revenue Service as to the U.S. federal income tax consequences of the merger.

    FOREST SHAREHOLDERS

    Because Forest common shares will remain unchanged, the merger should not cause you to recognize any gain or loss for U.S. federal income tax purposes. If the reverse stock split is approved, you will not recognize gain or loss as a result of this reverse stock split, but your tax basis in your Forest shares will increase appropriately.

    THIS TAX TREATMENT MAY NOT APPLY TO CERTAIN SHAREHOLDERS. DETERMINING THE ACTUAL TAX CONSEQUENCES OF THE MERGER TO YOU MAY BE COMPLICATED. THESE CONSEQUENCES WILL DEPEND ON YOUR SPECIFIC SITUATION AND ON VARIABLES NOT WITHIN OUR CONTROL. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE MERGER'S TAX CONSEQUENCES FOR YOU.


CERTAIN DIFFERENCES IN THE RIGHTS OF SHAREHOLDERS (PAGE 103)



    As a result of the merger, the stockholders of Forcenergy will become shareholders of Forest. As shareholders of Forest, their rights will be governed by the New York Business Corporation Law and Forest's restated certificate of incorporation and by-laws. Forest is organized under the laws of the State of New York and Forcenergy is organized under the laws of the State of Delaware. See pages 103 through 113 for summaries of certain material differences between the rights of Forest shareholders and Forcenergy stockholders.



REGULATORY APPROVALS (PAGE 72)



    Under the Hart-Scott-Rodino Act, we may not complete the merger unless we make various filings with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission and certain waiting periods expire or are terminated. On August 10, 2000, Forest and Forcenergy submitted the required filings to the Federal Trade Commission and the Antitrust Division. The waiting period under the Hart-Scott-Rodino Act terminated on August 24, 2000.


COMPARATIVE PER SHARE MARKET PRICE INFORMATION

    Forest common shares are listed on the New York Stock Exchange and Forcenergy common stock is quoted on the Nasdaq National Market. On July 7, 2000, the last trading day before we announced the merger, Forest common shares closed at $16 per share and shares of Forcenergy common stock closed at $21 3/16
per share. On             , 2000, the most recent practicable date before the
mailing
of this document, Forest common shares closed at $             per share and
shares of Forcenergy common stock closed at $             per share.

    Based on the exchange ratio in the merger, which is 1.6 Forest common shares (or 0.8 if the proposed 1-for-2 reverse stock split of the Forest common shares is approved) per share of Forcenergy common stock, the market value of the consideration that Forcenergy common stockholders will receive in the merger for
shares of Forcenergy common stock would be $             per share based on the
closing price of Forest common shares on          , 2000, and $             per
share based on the closing price of Forest common shares on             , 2000.
Of course, the market price of Forest common shares will fluctuate prior to and after the merger, whereas the exchange ratio is fixed. You should obtain current stock price quotations for Forest common stock and shares of Forcenergy common stock.

                SELECTED FINANCIAL AND OPERATING DATA OF FOREST

    The following table sets forth selected financial and operating data of Forest on a historical basis as of and for the six months ended June 30, 2000 and 1999 and for each of the years in the five-year period ended December 31, 1999. This data should be read in conjunction with the historical financial statements and related notes of Forest incorporated herein by reference.

                                                   SIX MONTHS
                                                 ENDED JUNE 30,                    YEARS ENDED DECEMBER 31,
                                               -------------------   ----------------------------------------------------
                                                 2000       1999       1999       1998       1997       1996       1995
                                               --------   --------   --------   --------   --------   --------   --------
                                                                (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
Revenue:
  Marketing and processing...................  $102,718    80,846    166,283     151,079   184,399    187,374         --
  Oil and gas sales..........................   114,234    89,919    190,975     170,740   155,242    128,713     82,275
                                               --------   -------    -------    --------   -------    -------    -------
  Total revenue..............................  $216,952   170,765    357,258     321,819   339,641    316,087     82,275
Earnings (loss) from continuing
  operations(1)(2)...........................  $ 16,963     4,493     19,641    (197,786)    3,089      1,139    (17,996)
Net earnings (loss)..........................  $ 17,155     4,493     19,043    (191,590)   (9,270)     3,305    (17,996)
Weighted average number of common shares
  outstanding................................    53,687    44,651     47,943      40,910    33,669     25,062      7,360
Net earnings (loss) attributable to common
  stock......................................  $ 16,963     4,493     19,043    (191,590)   (9,459)     1,147    (20,156)
Historical earnings (loss) per share:
  Basic earnings (loss) per share:
    Earnings (loss) from continuing
      operations attributable to common
      stock..................................  $    .32       .10        .41       (4.83)      .09       (.04)     (2.74)
    Extraordinary items......................        --        --       (.01)        .15      (.37)       .09         --
                                               --------   -------    -------    --------   -------    -------    -------
    Earnings (loss) attributable to common
      stock..................................  $    .32       .10        .40       (4.68)     (.28)       .05      (2.74)
  Diluted earnings (loss) per share:
    Earnings (loss) from continuing
      operations attributable to common
      stock..................................  $    .32       .10        .41       (4.83)      .08       (.04)     (2.74)
    Extraordinary items......................        --        --       (.01)        .15      (.35)       .09         --
                                               --------   -------    -------    --------   -------    -------    -------
    Earnings (loss) attributable to common
      stock..................................  $    .32       .10        .40       (4.68)     (.27)       .05      (2.74)
Earnings (loss) per share adjusted for
  proposed reverse stock split(3):
  Basic earnings (loss) per share:
    Earnings (loss) from continuing
      operations attributable to common
      stock..................................  $    .63       .20        .82       (9.66)      .18       (.08)     (5.48)
    Extraordinary items......................       .01        --       (.02)        .30      (.74)       .18         --
                                               --------   -------    -------    --------   -------    -------    -------
    Earnings (loss) attributable to common
      stock..................................  $    .64       .20        .80       (9.36)     (.56)       .10      (5.48)
  Diluted earnings (loss) per share:
    Earnings (loss) from continuing
      operations attributable to common
      stock..................................  $    .62       .20        .82       (9.66)      .16       (.08)     (5.48)
    Extraordinary items......................       .01        --       (.02)        .30      (.70)       .18         --
                                               --------   -------    -------    --------   -------    -------    -------
    Earnings (loss) attributable to common
      stock..................................  $    .63       .20        .80       (9.36)     (.54)       .10      (5.48)

BALANCE SHEET DATA
  Total assets...............................  $839,344   758,960    800,052     759,736   647,782    563,458    321,043
  Long-term debt.............................  $395,676   502,671    371,680     505,450   254,760    168,859    193,879
  Other long-term liabilities................  $ 24,104    21,962     23,213      24,267    51,787     53,560     27,139
  Deferred revenue...........................  $     --        --         --          --        --      7,591     15,137
  Shareholders' equity.......................  $336,651   172,259    318,984     168,991   261,827    242,443     44,297

                                                    SIX MONTHS
                                                  ENDED JUNE 30,                    YEARS ENDED DECEMBER 31,
                                                -------------------   ----------------------------------------------------
                                                  2000       1999       1999       1998       1997       1996       1995
                                                --------   --------   --------   --------   --------   --------   --------
                                                                 (IN THOUSANDS EXCEPT VOLUMES AND PRICES)
OPERATING DATA
  Annual production:(4):
    Gas (MMCF)................................   28,408     32,745      61,702    62,310     49,035     42,496     33,342
    Liquids (MBBLS)...........................    2,029      2,174       4,397     4,269      3,207      2,749      1,173
  Average price received:
    Gas (per MCF)(5)..........................  $  2.67       1.99        2.16      1.95       2.06       1.89       1.77
    Liquids (per Barrel)......................  $ 18.86      11.35       13.16     11.51      16.92      17.59      15.86
  Capital expenditures, net of asset sales....  $66,375     33,875     104,612   461,452    147,130    234,556     44,913
  Proved Reserves(6)
    Gas (MMCF)................................                         525,007   564,264    378,315    334,180    231,890
    Liquids (MBBLS)...........................                          32,127    35,069     24,636     24,014     10,467
  Standardized measure of discounted future
    net cash flows relating to proved oil and
    gas reserves(6)...........................                        $650,093   522,831    439,570    559,869    256,917

--------------------------

(1) In 2000, Forest recorded a gain on extinguishment of debt of $192,000 as a result of the purchase of $5 million principal amount of its 8 3/4% Notes. In 1999, Forest recorded a loss on extinguishment of debt of $598,000 as a result of the redemption of the remaining principal amount of its 11 1/4% Notes. In 1998, Forest recorded a gain on the extinguishment of debt of $6,196,000 as a result of the settlement of its remaining nonrecourse production payment obligation. In 1997, Forest recorded a loss on extinguishment of debt of $12,359,000 as a result of the tender offer for its 11 1/4% Notes. In 1996, Forest recorded a gain on extinguishment of debt of $2,166,000 as a result of the extinguishment of nonrecourse secured debt.

(2) Earnings (loss) from continuing operations includes a provision for impairment of oil and gas properties of $199,500,000 ($175,000,000 after tax) in 1998.

(3) Reflects proposed 1-for-2 reverse stock split.

(4) Amounts shown for 1997, 1996 and 1995 include amounts attributable to required deliveries under volumetric production payments.

(5) Amounts shown for 1995 exclude the effects of a gas contract settlement. Including such amount, the average sales price for 1995 was $1.90 per MCF.

(6) The 1998, 1997, 1996 and 1995 amounts include 100% of the reserves owned by Saxon, a consolidated subsidiary in which the Company held a majority interest in 1997, 1996 and 1995, but which was a wholly owned subsidiary as of December 31, 1998. In June 1999, Saxon was liquidated into Canadian Forest.

              SELECTED FINANCIAL AND OPERATING DATA OF FORCENERGY

    The following table sets forth selected financial and operating data of Forcenergy on a historical basis as of and for the six months ended June 30, 2000 and for each of the years in the five-year period ended December 31, 1999. From March 21, 1999 through February 15, 2000, Forcenergy operated under Chapter 11 of the U.S. Bankruptcy Code, which afforded it protection from the claims of its creditors. During that period Forcenergy incurred significant bankruptcy-related expenses, including legal fees, financial advisory fees and independent auditor fees. In connection with its emergence from bankruptcy, Forcenergy adopted fresh start accounting at December 31, 1999. As a result, financial information for Forcenergy as of and subsequent to that date reflects a different basis of accounting and is therefore not comparable to prior years in certain material respects. This data should be read in conjunction with the historical financial statements and related notes of Forcenergy incorporated herein by reference.

                                           SUCCESSOR                       PREDECESSOR COMPANY
                                            COMPANY        ----------------------------------------------------
                                        ----------------                 YEARS ENDED DECEMBER 31,
                                        SIX MONTHS ENDED   ----------------------------------------------------
                                         JUNE 30, 2000       1999       1998       1997       1996       1995
                                        ----------------   --------   --------   --------   --------   --------
                                                        (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
  Revenue:
  Oil and gas sales...................      $153,686       265,824     272,410    281,690   138,698     72,147
  Other...............................           416           906       1,139      2,495       683        494
                                            --------       -------    --------   --------   -------     ------
    Total revenue.....................      $154,102       266,730     273,549    284,185   139,381     72,641

  Earnings (loss) from continuing
    operations(1)(2)..................      $ 24,119        19,797    (314,494)  (134,818)   11,278     (1,853)

  Net earnings (loss).................      $ 24,119       109,852    (314,494)  (134,818)   11,278     (1,853)

  Weighted average number of common
    shares outstanding................        24,000        24,754      24,856     23,142    18,934     12,910

  Net earnings (loss) attributable to
    common stock......................      $ 22,548       109,852    (314,494)  (134,818)   11,278     (1,853)

  Earnings (loss) per share:
    Earnings (loss) from continuing
      operations attributable to
      common stock....................      $    .94           .80      (12.65)     (5.83)      .60       (.14)
    Reorganization and extraordinary
      items...........................            --          3.64          --         --        --         --
                                            --------       -------    --------   --------   -------     ------
    Earnings (loss) attributable to
      common stock(3).................      $    .94          4.44      (12.65)     (5.83)      .60       (.14)

                                                                                  PREDECESSOR COMPANY
                                               SUCCESSOR COMPANY       -----------------------------------------
                                           -------------------------                 DECEMBER 31,
                                           JUNE 30,    DECEMBER 31,    -----------------------------------------
                                             2000          1999          1998       1997       1996       1995
                                           ---------   -------------   --------   --------   --------   --------
                                                                      (IN THOUSANDS)
BALANCE SHEET DATA
    Total assets.........................  $620,076       675,401       678,468   824,230    585,925    335,090
    Liabilities subject to compromise....  $     --            --       778,720        --         --         --
    Long-term debt.......................  $231,000       314,473            --   506,564    272,932    130,729
    Redeemable preferred stock...........  $ 30,589            --            --        --         --         --
    Stockholders' equity (deficit).......  $290,333       240,000      (100,252)  214,991    248,936    154,961

                                           SUCCESSOR                       PREDECESSOR COMPANY
                                            COMPANY        ----------------------------------------------------
                                        ----------------                 YEARS ENDED DECEMBER 31,
                                        SIX MONTHS ENDED   ----------------------------------------------------
                                         JUNE 30, 2000       1999       1998       1997       1996       1995
                                        ----------------   --------   --------   --------   --------   --------
                                                       (IN THOUSANDS EXCEPT VOLUMES AND PRICES)
OPERATING DATA
  Annual production:
    Gas (MMCF)........................        26,761         61,048    76,799     57,737     32,738     21,112
    Liquids (MBBLS)...................         3,710          7,877     8,513      8,210      4,006      2,343
  Average price received:
    Gas (per MCF).....................       $  2.77           2.27      2.16       2.41       2.16       1.59
    Liquids (per Barrel)..............       $ 21.43          15.48     12.54      17.34      16.93      16.46
  Capital expenditures, net of asset
    sales.............................       $87,973         67,260   323,444    406,732    281,675     77,572
  Proved Reserves:
    Gas (MMCF)........................                      300,616   369,943    380,761    256,913    218,502
    Liquids (MBBLS)...................                       64,959    49,389     58,043     54,659     24,458
  Standardized measure of discounted
    future net cash flows relating to
    proved oil and gas reserves.......                     $768,929   436,689    595,198    802,145    406,956

------------------------

(1) In 1999, Forcenergy recorded a gain on extinguishment of debt of $159,972,000 as a result of the discharge in bankruptcy of its indebtedness for its 8 1/2% Senior Subordinated Notes and 9 1/2% Senior Subordinated Notes and unsecured trade accounts payable and also recorded reorganization expenses of $69,917,000 related to Forcenergy's bankruptcy.

(2) Earnings (loss) from continuing operations includes provisions for impairments of oil and gas properties of $275,000,000 in 1998 and $200,000,000 ($162,800,000 after tax) in 1997.

(3) Diluted earnings (loss) per share was the same as basic earnings (loss) per share in all periods except 2000 and 1996. Diluted earnings per share was $.91 and $.57 in 2000 and 1996, respectively.

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA


    The following tables set forth selected unaudited pro forma combined financial data based on the pooling of interests method of accounting for the merger. The pro forma amounts included in the tables below are presented as if the merger was effective as of December 31, 1999, the effective date of Forcenergy's reorganization and fresh start reporting. You should read this information in conjunction with the consolidated financial statements and accompanying notes of Forest and Forcenergy incorporated in this document by reference and the condensed pro forma combined financial statements and notes thereto beginning on page 98. The pro forma amounts in the tables below are presented for informational purposes. You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the combined company that would have actually occurred had the merger been effective during the periods presented or of the future financial position or future results of operations of the combined company.


    Forcenergy's plan of reorganization was approved by the bankruptcy court on January 19, 2000, and became effective on February 15, 2000. In connection with Forcenergy's emergence from bankruptcy, Forcenergy adopted fresh start reporting and its assets and liabilities were adjusted to their estimated fair values effective December 31, 1999. Under the pooling of interests method of accounting, the results of operations of Forcenergy prior to the reorganization and fresh start reporting are not included in the financial statements of the combined company. Accordingly, the pro forma income statement data for the years ended December 31, 1999, 1998 and 1997 reflects only the historical results of operations of Forest.

                                                                      YEARS ENDED DECEMBER 31,
                                                SIX MONTHS ENDED   -------------------------------
                                                 JUNE 30, 2000       1999        1998       1997
                                                ----------------   ---------   --------   --------
                                                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
  Total revenue...............................     $  371,054        357,258    321,819    339,641
  Earnings (loss) from continuing
    operations................................     $   41,082         19,641   (197,786)     3,089
  Earnings (loss) from continuing operations
    per common share(1).......................     $      .43            .41      (4.83)       .09
  Weighted average number of common shares
    outstanding...............................         94,938

BALANCE SHEET DATA
  Total assets................................     $1,459,420      1,475,453
  Long-term debt..............................     $  626,676        686,153
  Shareholders' equity........................     $  627,573        558,984
  Common shares outstanding...................         95,065

OTHER FINANCIAL DATA
  Cash provided by operating activities.......     $   82,732
  Cash used by investing activities...........     $  156,901
  Cash used by financing activities...........     $   15,822
  Total capital expenditures..................     $  162,533
  EBITDA(2)...................................     $  189,143

------------------------

(1) Diluted earnings (loss) from continuing operations per share was the same as basic earnings (loss) from continuing operations per share in all periods except 1997. In 1997, diluted earnings per share was $.08.

(2) EBITDA represents earnings before income taxes, interest, depreciation and depletion and translation of subordinated debt. EBITDA is included as supplemental disclosure because it is commonly accepted as providing useful information regarding a company's ability to incur and service debt and to fund capital expenditures. In evaluating EBITDA, Forest believes that investors should consider, among other things, the amount by which EBITDA exceeds interest costs for the period, how EBITDA compares to principal repayments on debt for the period and how EBITDA compares to capital expenditures for the period. To evaluate EBITDA, the components of EBITDA, such as revenue and operating expenses, and the variability of such components over time, should be also considered. You should not construe EBITDA as an alernative to operating income (as determined in accordance with GAAP), as an indicator of Forest's operating performance, or to cash provided by operating activities (as determined in accordance with GAAP) as a measure of liquidity. Forest's method of calculating EBITDA may differ from the methods used by other companies, and as a result the EBITDA measures disclosed herein may not be comparable to other similarly titled measures disclosed by other companies.

                           COMPARATIVE PER SHARE DATA


    The following table sets forth, for the periods indicated, selected pro forma combined per share amounts for Forest common shares after giving effect to the merger accounted for under the pooling of interests method of accounting, pro forma per share equivalent amounts for Forcenergy common stock and the corresponding historical per share data for Forcenergy and Forest. The pro forma combined per share data has been calculated based on the exchange ratio of 1.6 Forest common shares for each share of Forcenergy common stock and 68.6141 Forest common shares for each share of Forcenergy preferred stock with a stated value of $1,000. Such comparative per share data has also been presented assuming the proposed 1-for-2 reverse stock split is approved. The information presented is based upon the historical consolidated financial statements and the related notes of Forest and Forcenergy incorporated in this document by reference and the condensed pro forma combined financial statements giving effect to the merger included elsewhere in this document. You should not rely on the pro forma per share data as being indicative of the results of operations or the financial condition that would have been reported by the combined company had the merger been in effect during these periods or that may be reported in the future. For a more complete discussion, please refer to the condensed pro forma combined financial statements and notes thereto beginning on page 98.


    Forcenergy's plan of reorganization was approved by the bankruptcy court on January 19, 2000, and became effective on February 15, 2000. In connection with Forcenergy's emergence from bankruptcy, Forcenergy adopted fresh start reporting and its assets and liabilities were adjusted to their estimated fair values effective December 31, 1999. Under the pooling of interests method of accounting, the results of operations of Forcenergy prior to the reorganization and fresh start reporting are not included in the financial statements of the combined company. Accordingly, the pro forma combined earnings per share data for the years ended December 31, 1999, 1998 and 1997 reflects only the historical results of operations of Forest.

                                                                             YEARS ENDED DECEMBER 31,
                                                       SIX MONTHS ENDED   ------------------------------
                                                        JUNE 30, 2000       1999       1998       1997
                                                       ----------------   --------   --------   --------
PRO FORMA COMBINED:
  Earnings (loss) from continuing operations per
    share............................................       $  .43           .41       (4.83)      .09
  Book value per share...............................       $ 6.60          6.06

FORCENERGY PER SHARE EQUIVALENT:
  Earnings (loss) from continuing operations per
    share............................................       $  .58           .50       (7.91)    (3.64)
  Book value per share...............................       $ 7.03          6.25

FORCENERGY HISTORICAL:
  Earnings (loss) from continuing operations per
    share............................................       $  .94           .80      (12.65)    (5.83)
  Book value per share...............................       $12.09         10.00

FOREST HISTORICAL:
  Earnings (loss) from continuing operations per
    share............................................       $  .32           .41       (4.83)      .09
  Book value per share...............................       $ 6.26          5.93

                                                             AS ADJUSTED FOR REVERSE STOCK SPLIT(1)
                                                   ----------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                   SIX MONTHS ENDED      ------------------------------------
                                                    JUNE 30, 2000          1999          1998          1997
                                                   ----------------      --------      --------      --------
PRO FORMA COMBINED:
  Earnings (loss) from continuing operations per
    share........................................       $  .87              .82          (9.67)          .17
  Book value per share...........................       $13.20            12.13

FORCENERGY PER SHARE EQUIVALENT:
  Earnings (loss) from continuing operations per
    share........................................       $ 1.17             1.00         (15.82)        (7.28)
  Book value per share...........................       $14.06            12.50

FORCENERGY HISTORICAL:
  Earnings (loss) from continuing operations per
    share........................................       $  .94              .80         (12.65)         5.83
  Book value per share...........................       $12.09            10.00

FOREST HISTORICAL:
  Earnings (loss) from continuing operations per
    share........................................       $  .63              .82          (9.67)          .17
  Book value per share...........................       $12.52            11.86

------------------------

(1) The "as adjusted for reverse stock split" columns reflect the pro forma per share data adjusted for a proposed 1-for-2 reverse stock split.

                  PRO FORMA AND AS IF COMBINED PRODUCTION DATA

    The following table sets forth selected pro forma production volumes, weighted average sales prices and production expenses for Forest and Forcenergy, and for Forest on a combined basis for the six months ended June 30, 2000 after giving effect to the merger under the pooling of interests method of accounting. The table also reflects production volumes, weighted average sales prices and production expenses for Forest and the predecessor to Forcenergy on an "as if" combined basis for the years ended December 31, 1999, 1998 and 1997, periods prior to Forcenergy's reorganization and fresh start reporting.


                                                               SIX MONTHS
                                                                  ENDED                YEARS ENDED
                                                                JUNE 30,               DECEMBER 31,
                                                              -------------   ------------------------------
                                                                  2000          1999       1998       1997
                                                              -------------   --------   --------   --------
FOREST
Production:
  Natural gas (MMCF)........................................      28,408       61,702     62,310     49,035
  Liquids (MBBLS)...........................................       2,029        4,397      4,269      3,207
Average sales price:
  Natural gas (per MCF).....................................    $   2.67         2.16       1.95       2.06
  Liquids (per BBL).........................................    $  18.86        13.16      11.51      16.92
Total production:
  Production volumes (MMCFE)................................      40,582       88,084     87,924     68,277
  Average sales price (per MCFE)............................    $   2.81         2.16       1.94       2.27
  Operating expense (per MCFE)..............................        0.50         0.53       0.48       0.53
                                                                --------      -------    -------    -------
  Netback (per MCFE)........................................    $   2.31         1.63       1.46       1.74
Total oil and gas sales (thousands).........................    $114,234      190,975    170,740    155,242
Oil and gas production expense (thousands)..................      20,367       46,279     41,983     36,284
                                                                --------      -------    -------    -------
Netback (thousands).........................................    $ 93,867      144,696    128,757    118,958

FORCENERGY
Production:
  Natural gas (MMCF)........................................      26,761       61,048     76,799     57,737
  Liquids (MBBLS)...........................................       3,710        7,877      8,513      8,210
Average sales price:
  Natural gas (per MCF).....................................    $   2.77         2.27       2.16       2.41
  Liquids (per BBL).........................................    $  21.43        15.48      12.54      17.34
Total production:
  Production volumes (MMCFE)................................      49,021      108,310    127,877    106,997
  Average sales price (per MCFE)............................    $   3.14         2.46       2.14       2.66
  Operating expense (per MCFE)..............................        0.87         0.84       0.81       0.77
                                                                --------      -------    -------    -------
  Netback (per MCFE)........................................    $   2.27         1.62       1.33       1.89
Total oil and gas sales (thousands).........................    $153,686      265,824    272,410    281,690
Oil and gas production expense (thousands)..................      42,572       91,521    103,460     81,965
                                                                --------      -------    -------    -------
Netback (thousands).........................................    $111,114      174,303    168,950    199,725

PRO FORMA AND AS IF COMBINED
Production:
  Natural gas (MMCF)........................................      55,169      122,750    139,109    106,772
  Liquids (MBBLS)...........................................       5,739       12,274     12,782     11,417
Average sales price:
  Natural gas (per MCF).....................................    $   2.72         2.21       2.07       2.25
  Liquids (per BBL).........................................    $  20.52        14.65      12.20      17.22
Total production:
  Production volumes (MMCFE)................................      89,603      196,394    215,801    175,274
  Average sales price (per MCFE)............................    $   2.99         2.33       2.06       2.51
  Operating expense (per MCFE)..............................        0.70         0.70       0.67       0.67
                                                                --------      -------    -------    -------
  Netback (per MCFE)........................................    $   2.29         1.63       1.39       1.84
Total oil and gas sales (thousands)(1)......................    $267,920      456,799    443,150    436,932
Oil and gas production expense (thousands)(1)...............      62,939      137,800    145,443    118,249
                                                                --------      -------    -------    -------
Netback (thousands)(1)......................................    $204,981      318,999    297,707    318,683


------------------------------


(1) For the year ended December 31, 1996, pro forma and as if combined total oil and gas sales were $267,411,000, oil and gas production expense was $74,439,000 and the netback was $192,972,000.
    For the year ended December 31, 1995, pro forma and as if combined total oil and gas sales were $154,422,000, oil and gas production expense was $48,838,000 and the netback was $105,584,000.

                         PRO FORMA OIL AND GAS RESERVES

    The following table sets forth summary information with respect to estimates of proved oil and gas reserves and the discounted future net cash flows for these reserves as of December 31, 1999 for Forest and Forcenergy and for Forest on a pro forma combined basis. For additional information relating to reserves, see "Risk Factors--Lower oil and gas prices may cause us to record ceiling limitation writedowns" and "--Estimates of oil and gas reserves are uncertain and inherently imprecise" in this document. See also Note 14 to the consolidated financial statements of Forest and Note 17 to the consolidated financial statements of Forcenergy, both of which are incorporated by reference into this document.

                                                                                      PRO FORMA
                                                                                      COMBINED
                                                               FOREST    FORCENERGY    FOREST
                                                              --------   ----------   ---------
Proved Developed

  Natural Gas (MMCF)........................................   420,884     243,119      664,003
  Liquids (MBBLS)(1)........................................    26,811      41,650       68,461
                                                              --------     -------    ---------
  Total Proved Developed (MMCFE)............................   581,750     493,019    1,074,769

Proved Undeveloped

  Natural Gas (MMCF)........................................   104,123      57,497      161,620
  Liquids (MBBLS)(1)........................................     5,316      23,309       28,625
                                                              --------     -------    ---------
  Total Proved Undeveloped (MMCFE)..........................   136,019     197,351      333,370
                                                              --------     -------    ---------
Total Proved Reserves (MMCFE)...............................   717,769     690,370    1,408,139
                                                              --------     -------    ---------

Standardized measure of discounted future net cash flows
  relating to proved oil and gas reserves (in thousands)
  (after tax)...............................................  $650,093     768,929    1,419,022
                                                              ========     =======    =========

------------------------

(1) Includes crude oil, condensate and natural gas liquids.

                                  RISK FACTORS

    In considering whether to vote in favor of the merger transaction involving our companies, you should consider all of the information we have included in this document and its annexes and all of the information included in the documents we have incorporated by reference. In addition, you should pay particular attention to the following risks related to the merger and the combined company.

THE MARKET VALUE OF FOREST COMMON SHARES THAT FORCENERGY STOCKHOLDERS RECEIVE IN THE MERGER WILL VARY AS A RESULT OF THE FIXED EXCHANGE RATIO AND POSSIBLE STOCK PRICE FLUCTUATION.

    The exchange ratio is a fixed ratio that will not be adjusted as a result of any increase or decrease in the price of either Forest common shares or shares of Forcenergy common stock. The price of Forest common shares at the time the merger is completed may be higher or lower than their price on the date of this document or on the date of the special meetings of shareholders and stockholders. Changes in the business, operations or prospects of Forest or Forcenergy, market assessments of the benefits of the merger and of the likelihood that the merger will be completed, regulatory considerations, oil and gas prices, general market and economic conditions, or other factors may affect the prices of Forest common shares or shares of Forcenergy common stock. Most of these factors are beyond our control.

    Because the merger will be completed only after the special meetings of our shareholders and stockholders are held, there is no way to be sure that the price of the Forest common shares now, or on the date of the special meetings, will be indicative of its price at the time the merger is completed. We urge you to obtain current market quotations for both Forest common shares and shares of Forcenergy common stock.

THERE ARE UNCERTAINTIES IN INTEGRATING OUR BUSINESS OPERATIONS.

    In deciding that the merger is in the best interests of our respective stockholders, the Forest board of directors and the Forcenergy board of directors considered the potential complementary effects of combining our companies' assets, personnel and operational expertise. Integrating businesses, however, involves a number of special risks, including the possibility that management may be distracted from regular business concerns by the need to integrate operations, unforeseen difficulties in integrating operations and systems and problems concerning retaining and assimilating the employees of the combined company, any of which could lead to potential adverse short-term or long-term effects on operating results. As a result, we may not realize any of the anticipated benefits of the merger, including the estimated cost savings of $10 million per year.

SIGNIFICANT CHARGES AND EXPENSES WILL BE INCURRED AS A RESULT OF THE MERGER.

    Forest and Forcenergy expect to incur approximately $30 million of costs related to the merger. These expenses will include investment banking expenses, legal and accounting fees, printing expenses, transition and integration costs and other related charges. The companies may also incur additional unanticipated expenses in connection with the merger. These expenses and charges are expected to initially more than offset the estimated cost savings of $10 million per year.

LEVERAGE WILL MATERIALLY AFFECT OUR OPERATIONS.

    Immediately prior to the consummation of the merger, Forest will enter into a new global bank credit facility with a syndicate of banks led by The Chase Manhattan Bank. This new credit facility will replace the credit facilities of both Forest and Forcenergy that are currently in place. As of June 30, 2000, the pro forma long-term debt of the combined company was approximately
$627 million. This amount includes $332 million which would be outstanding under the new global bank credit facility.

Our pro forma long-term debt represented 50% of our total pro forma capitalization as of June 30, 2000.

    Our level of debt affects our operations in several important ways, including the following:

    - approximately 34% of our pro forma cash flow from operations was used to pay interest on borrowings in the six months ended June 30, 2000;

    - the covenants contained in the agreements governing our debt limit our ability to borrow additional funds or to dispose of assets, or to pay dividends;

    - the covenants contained in the agreements governing our debt may affect our flexibility in planning for, and reacting to, changes in business conditions;

    - a high level of debt could impair our ability to obtain additional financing in the future for working capital, capital expenditures, acquisitions, general corporate or other purposes; and

    - the terms of the agreements governing our debt permit our creditors to accelerate payments upon an event of default or a change of control that may occur in the future.

    In addition, we may alter our capitalization significantly in order to make future acquisitions or develop our properties. These changes in capitalization may increase our level of debt significantly. A high level of debt increases the risk that we may default on our debt obligations. Our ability to meet our debt obligations and to reduce our level of debt depends on our future performance. General economic conditions and financial, business and other factors affect our operations, future performance and ability to raise additional capital. Many of these factors are beyond our control.

    If we are unable to repay our debt at maturity out of cash on hand, we could attempt to refinance such debt, or repay such debt with the proceeds of any equity offering. We cannot assure you that we will be able to generate sufficient cash flow to pay the interest on our debt or that future debt or equity financing will be available to pay or refinance such debt. In addition, our bank borrowing base is currently subject to semi-annual redeterminations. We could be forced to repay a portion of our facility due to redeterminations of the borrowing base, and we cannot assure you that we will have sufficient funds to make such repayments. If we are not able to negotiate renewals of our borrowings or to arrange new financing, we may have to sell significant assets. Any such sale would have a material adverse effect on our business and financial results. Factors that will affect our ability to raise cash through an offering of our capital stock or a refinancing of our debt include financial market conditions and our value and performance at the time of such offering or other financing. We cannot assure you that any such offering or refinancing can be successfully completed.

THE SIGNIFICANT OWNERSHIP POSITION OF THE ANSCHUTZ CORPORATION COULD LIMIT FOREST'S ABILITY TO ENTER INTO CERTAIN TRANSACTIONS.

    After the merger, The Anschutz Corporation will own approximately 32% of the outstanding shares of our common stock based on its ownership of Forest common shares and Forcenergy common and preferred stock as of June 30, 2000. Pursuant to a shareholder agreement between The Anschutz Corporation and Forest, The Anschutz Corporation has designated three of Forest's directors. Therefore, The Anschutz Corporation can substantially influence matters considered by Forest's board of directors. The shareholder agreement, which also prohibited The Anschutz Corporation from acquiring in excess of 49.9% of the outstanding Forest common shares, expired on July 27, 2000. Therefore, The Anschutz Corporation is permitted to acquire more shares without restriction.

    Applicable law requires that the holders of two-thirds of the outstanding Forest common shares approve a future merger involving the combined company. Control of Forest most likely could not be transferred to a third party without The Anschutz Corporation's consent and agreement. A third party probably would not offer to pay a premium to acquire Forest without the prior agreement of The

Anschutz Corporation, even if the board of directors should choose to attempt to sell Forest in the future. In addition, shareholder approval would be required by NYSE rules for the issuance of common stock to a third party in an amount in excess of 20% of the outstanding common stock. The Anschutz Corporation's opposition to such a transaction could significantly reduce the likelihood of its approval.

OUR RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS HAVE PROVISIONS THAT DISCOURAGE CORPORATE TAKEOVERS AND COULD PREVENT SHAREHOLDERS FROM REALIZING A PREMIUM ON THEIR INVESTMENT.

    Certain provisions of Forest's restated certificate of incorporation and by-laws and provisions of the New York Business Corporation Law may have the effect of delaying or preventing a change in control. Forest's directors are elected to staggered terms. Also, Forest's restated certificate of incorporation authorizes Forest's board of directors to issue preferred stock without shareholder approval and to set the rights, preferences and other designations, including voting rights of those shares as the board may determine. Additional provisions include restrictions on business combinations and the availability of authorized but unissued common stock. These provisions, alone or in combination with each other and with the rights plan described below, may discourage transactions involving actual or potential changes of control, including transactions that otherwise could involve payment of a premium over prevailing market prices to shareholders for their common stock.

    Forest's board of directors has adopted a shareholder rights plan. The existence of the rights plan may impede a takeover of Forest not supported by Forest's board of directors, including a proposed takeover that may be desired by a majority of our shareholders or involving a premium over the prevailing market price of Forest's common shares.

             CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

    This document and the documents incorporated by reference contain forward-looking statements with respect to the merger and the financial condition, results of operations, plans, objectives, future performance and business of Forest and Forcenergy. These statements appear in a number of places and include statements regarding our plans, beliefs or current expectations including those plans, beliefs and expectations of our officers and directors with respect to, among other things, future operating results or the ability to generate income or cash flows.

    These forward-looking statements involve certain risks and uncertainties. When considering such forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this document and the documents incorporated by reference. You should understand that various factors, in addition to those discussed elsewhere in this document and in the documents referred to or incorporated by reference in this document, could affect the future results of the combined company following the merger and could cause results to differ materially from those expressed in these forward-looking statements, including the risks described above under "Risk Factors."

    Forest shareholders and Forcenergy stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents incorporated by reference, the dates of those documents.

    All subsequent written and oral forward-looking statements attributable to Forest or Forcenergy or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

                              THE SPECIAL MEETINGS

INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

    The Forest board of directors is using this document to solicit proxies from Forest shareholders for use at the Forest special meeting of shareholders. The Forcenergy board of directors is using this document to solicit proxies from Forcenergy stockholders for use at the Forcenergy special meeting of stockholders.

TIME AND PLACE OF THE SPECIAL MEETINGS

 FOREST SPECIAL MEETING                                    FORCENERGY SPECIAL MEETING
               , 2000                                               , 2000
   10:00 a.m., M.D.T.                                            p.m., C.D.T.
1600 Broadway, Suite 590                                   Doubletree Hotel Lakeside
 Denver, Colorado 80202                                         Lakeshore Room
                                                           3838 North Causeway Blvd.
                                                           Metairie, Louisiana 70002

PURPOSE OF THE MEETINGS IS TO VOTE ON THE FOLLOWING ITEMS


           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING
A proposal to approve the issuance of Forest       A proposal to approve the amended merger
common shares in the merger, pursuant to the       agreement and the transactions contemplated
merger agreement and plan of merger dated          by the merger agreement, including the
July 10, 2000, as amended, and to approve          merger.
the other transactions contemplated by the
merger agreement.

A proposal to effect a 1-for-2 reverse stock       Such other matters as may properly come
split of the Forest common shares.                 before the Forcenergy special meeting,
                                                   including the approval of any adjournment or
                                                   postponement of the Forcenergy special
                                                   meeting.

Such other matters as may properly come
before the Forest special meeting, including the approval of any adjournment or postponement of the Forest special meeting.

RECORD DATE FOR THE SPECIAL MEETINGS

           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING

Holders of record of Forest common shares at       Holders of record of shares of Forcenergy
the close of business on October 20, 2000          common stock at the close of business on
will be entitled to vote.                          October 20, 2000 will be entitled to vote.

OUTSTANDING SHARES HELD ON RECORD DATE

           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING

As of the record date, there were       out-       As of the record date, there were       out-
standing Forest common shares that are             standing shares of Forcenergy common stock
entitled to notice of, and to vote at the          that are entitled to notice of, and to vote
special meeting.                                   at the special meeting.

SHARES ENTITLED TO VOTE AT THE SPECIAL
MEETINGS

           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING

Each Forest common share that you own as of        Each share of Forcenergy common stock that
the record date entitles you to one vote.          you own as of the record date entitles you
                                                   to one vote.

Forest common shares deemed beneficially           Shares of Forcenergy common stock deemed
held by Forest or its subsidiaries will not        beneficially held by Forcenergy or its
be voted.                                          subsidiaries will not be voted.

                                                   Holders of Forcenergy preferred stock are
                                                   not entitled to vote.

QUORUM REQUIREMENT FOR THE SPECIAL MEETINGS

           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING

The presence at the Forest special meeting,        The presence at the Forcenergy special
in person or by proxy, of the holders of a         meeting, in person or by proxy, of the
majority of the outstanding Forest common          holders of a majority of the outstanding
shares is necessary to constitute a quorum.        shares of Forcenergy common stock is
If a quorum is not represented at the              necessary to constitute a quorum. If a
meeting, a vote for adjournment will be            quorum is not represented at the meeting, a
taken among the present shareholders or            vote for adjournment will be taken among the
represented by proxy vote for adjournment.         present stockholders or represented by proxy
                                                   vote for adjournment.

Abstentions and broker non-votes count as          Abstentions and broker non-votes count as
present for establishing a quorum. Forest          present for establishing a quorum. Shares of
common shares held by Forest or its                Forcenergy common stock held by Forcenergy
subsidiaries do not count toward a quorum. A       or its subsidiaries do not count toward a
"broker non-vote" occurs with respect to a         quorum. A "broker non-vote" occurs with
proposal when a broker is not permitted to         respect to a proposal when a broker is not
vote on that proposal without instruction          permitted to vote on that proposal without
from the beneficial owner of the Forest            instruction from the beneficial owner of the
common shares and no instruction is given.         shares of Forcenergy common stock and no
                                                   instruction is given.

SHARES BENEFICIALLY OWNED BY FOREST AND FORCENERGY DIRECTORS AND EXECUTIVE
  OFFICERS AS OF THE
  RECORD DATE


           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING

Forest directors and executive officers,           Forcenergy directors and executive officers
including Philip Anschutz, beneficially own        beneficially own       shares of Forcenergy
      common shares, including outstanding         common stock, including outstanding options.
options. These shares represent                    These shares represent approximately   % of
approximately    % of the Forest common            the shares of Forcenergy common stock
shares outstanding as of the record date.          outstanding as of the record date.
These individuals have indicated that they         These individuals have indicated that they
intend to vote their Forest common shares in       intend to vote their shares of Forcenergy
favor of the Forest proposals.                     common stock in favor of the merger
                                                   proposal.

The Anschutz Corporation, of which Philip          Funds managed by Oaktree Capital Management,
Anschutz, Cannon Harvey and Craig Slater,          LLC, of which B. James Ford, a Forcenergy
Forest's directors, are officers, is a party       director, is a Senior Vice President and
to a voting agreement with Forcenergy under        Stephen A. Kaplan, a Forcenergy director, is
which it has agreed to vote its Forest             a Principal, are parties to a voting
common shares in favor of the share                agreement with Forest under which they have
issuance. As of the record date, The               agreed to vote their shares of Forcenergy
Anschutz Corporation beneficially owned            stock in favor of the merger proposal. As of
      Forest common shares, representing           the record date, the Oaktree funds
approximately    % of the Forest common            beneficially owned, collectively,
shares outstanding on that date.                   shares of common stock, representing
                                                   approximately    % of the shares of
                                                   Forcenergy common stock outstanding on that
                                                   date.
                                                   Lehman Brothers Inc., of which Gregory P.
                                                   Pipkin, a Forcenergy director, is a Managing
                                                   Director, is a party to a voting agreement
                                                   with Forest under which it has agreed to
                                                   vote its shares of Forcenergy stock in favor
                                                   of the merger proposal. As of the record
                                                   date, Lehman Brothers beneficially owned
                                                         shares of common stock, representing
                                                   approximately    % of the shares of
                                                   Forcenergy common stock outstanding on that
                                                   date.

                                                   The Anschutz Corporation, of which Michael
                                                   F. Bennet and Clifford P. Hickey, Forcenergy
                                                   directors, are officers, is a party to a
                                                   voting agreement with Forest under which it
                                                   has agreed to vote its shares of Forcenergy
                                                   stock in favor of the merger proposal. As of
                                                   the record date, The Anschutz Corporation
                                                   beneficially owned       shares of common
                                                   stock, representing approximately    % of
                                                   the shares of Forcenergy common stock
                                                   outstanding on that date.

VOTE NECESSARY AT THE SPECIAL MEETINGS TO APPROVE FOREST AND FORCENERGY
  PROPOSALS


           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING
Approval of the share issuance and the other       Approval of the merger agreement and the
transactions contemplated by the merger            transactions contemplated by the merger
agreement requires the approval of                 agreement, including the merger, requires
two-thirds of the outstanding Forest common        the approval of the holders of a majority of
shares, which is the same approval that            the outstanding shares of Forcenergy common
would be required if Forest and Forcenergy         stock. The holders of the Forcenergy
entered into a direct merger.                      preferred stock are not entitled to vote on
                                                   the merger proposal.

Approval of the reverse stock split requires       Abstentions and broker non-votes will have
the approval of the holders of a majority of       the same effect as votes against the merger
the outstanding Forest common shares               proposal.
entitled to vote thereon. APPROVAL OF THE
REVERSE STOCK SPLIT IS NOT A CONDITION TO
THE CONSUMMATION OF THE MERGER.

Abstentions and broker non-votes will have         Because the Oaktree funds, Lehman and The
the same effect as votes against each of the       Anschutz Corporation, which together own
proposals.                                         more than a majority of the outstanding
                                                   shares of Forcenergy common stock, have
                                                   agreed to vote their shares of Forcenergy
                                                   common stock in favor of the merger, the
                                                   merger will be approved unless the merger
                                                   agreement is terminated. Forcenergy is
                                                   holding the meeting to provide all other
                                                   Forcenergy stockholders the opportunity to
                                                   vote on the merger, in order to comply with
                                                   Delaware corporate law. In addition,
                                                   Forcenergy stockholders will have the
                                                   opportunity to attend the meeting and ask
                                                   questions of management.


VOTING BY PROXY

    You may vote in person at your special meeting or by proxy. We recommend you vote by proxy even if you plan to attend your special meeting. You can always change your vote at your special meeting.

    If you are a Forest shareholder, you may vote by proxy card by completing and mailing the enclosed proxy card or by Internet or telephone by following the Internet or telephone voting instructions on the proxy card. If you are a Forcenergy stockholder, you may vote by completing and mailing the enclosed proxy card. If you properly submit your proxy to us in time to vote, one of the individuals named as your proxy will vote your common shares as you have directed. You may vote for or against the proposal or proposals submitted at your special meeting or abstain from voting.

HOW TO VOTE BY PROXY

           FOREST SPECIAL MEETING                           FORCENERGY SPECIAL MEETING
    IN WRITING

Complete, sign, date and return your proxy         Complete, sign, date and return your proxy
card in the enclosed envelope.                     card in the enclosed envelope.

    BY INTERNET OR TELEPHONE

Go to http://www.eproxy.com and follow the         Voting by Internet or telephone is not
instructions. You will need to give the            available to Forcenergy stockholders.
personal identification number contained on
your proxy card.

Or, call toll-free 1-800-840-1208 on a
touch-tone telephone 24 HOURS A DAY--7 DAYS
A WEEK. HAVE YOUR PROXY CARD IN HAND. You will be asked to enter a Control Number or the personal identification number contained on your proxy card.

Option 1: to vote as the Board of Directors recommends on ALL proposals, press 1.

Option 2: if you choose to vote on each
          proposal separately, press 0.
          Follow the instructions.


    THE MEMBERS OF THE FOREST BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ISSUANCE OF FOREST COMMON SHARES IN THE MERGER, FOR APPROVAL OF THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND FOR THE AMENDMENT TO FOREST'S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-2 REVERSE STOCK SPLIT OF FOREST'S COMMON SHARES. THE DIRECTORS DESIGNATED BY THE ANSCHUTZ CORPORATION DID NOT PARTICIPATE IN THE BOARD DECISION ON THIS TRANSACTION.


    THE MEMBERS OF THE FORCENERGY BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER. THE DIRECTORS DESIGNATED BY THE ANSCHUTZ CORPORATION DID NOT PARTICIPATE IN THE BOARD DECISION ON THIS TRANSACTION.


    APPROVAL BY FOREST SHAREHOLDERS OF THE ISSUANCE OF FOREST COMMON SHARES AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND APPROVAL BY FORCENERGY STOCKHOLDERS OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER, ARE CONDITIONS TO CONSUMMATION OF THE MERGER. APPROVAL OF THE REVERSE STOCK SPLIT IS NOT A CONDITION TO THE CONSUMMATION OF THE MERGER.


REVOKING YOUR PROXY

    You may revoke your proxy before it is voted by:

    - submitting a new proxy with a later date, including if you are a Forest shareholder a proxy given by the Internet or by telephone;

    - notifying your company's Secretary in writing before your special meeting that you have revoked your proxy, or

    - voting in person, or notifying the Secretary orally of your wish to revoke, at your special meeting.

OTHER VOTING MATTERS

    VOTING IN PERSON. If you plan to attend your special meeting and wish to vote in person, we will give you a ballot at your special meeting. However, if your common shares are held in the name of a brokerage firm or trustee, you must obtain from the firm or trustee an account statement, letter or other evidence of your beneficial ownership of the common shares.

    PEOPLE WITH DISABILITIES. We can provide reasonable assistance to help you participate in your special meeting if you tell us about your disability and your plan to attend. Please call or write the Secretary of your company at least two weeks before your special meeting at the number or address provided on page 4.

    PROXY SOLICITATION.  We will each pay our own costs of soliciting proxies.

    You should submit your proxy without delay by mail or, if you are a Forest shareholder, by Internet or telephone. We also will reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

    DO NOT SEND IN ANY FORCENERGY STOCK CERTIFICATES WITH YOUR PROXY CARDS. THE EXCHANGE AGENT WILL MAIL TRANSMITTAL FORMS WITH INSTRUCTIONS FOR THE SURRENDER OF STOCK CERTIFICATES FOR SHARES OF FORCENERGY COMMON STOCK AS SOON AS PRACTICABLE AFTER THE COMPLETION OF THE MERGER.

OTHER BUSINESS; ADJOURNMENTS AND POSTPONEMENTS

    We currently are not aware of any other business to be acted upon at either special meeting. If, however, other matters are properly brought before either special meeting, or any adjourned or postponed special meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including to adjourn the special meeting.

    Adjournments or postponements of the special meetings may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common shares representing a majority of the votes present in person or by proxy at the special meeting, whether or not a quorum exists, without further notice other than by an announcement made at the special meeting.

                                   THE MERGER

BACKGROUND OF THE MERGER

    In the ordinary course of business development activities, Forest routinely examines various acquisition and combination opportunities. In late 1998 and early 1999, Robert Boswell, then Forest's President and Chief Executive Officer, and David Keyte, Forest's Executive Vice President and Chief Financial Officer, and Craig Slater of The Anschutz Corporation, a significant shareholder of Forest, had informal contacts from time to time with the management of Forcenergy. In the course of these contacts, Forest and The Anschutz Corporation received and discussed only publicly available information about Forcenergy. During this period, Forest decided to neither propose nor pursue a transaction with Forcenergy because it was concerned about Forcenergy's financial condition.

    In March 1999, Forcenergy filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. The Anschutz Corporation, Lehman Brothers Inc. and certain funds managed by Oaktree Capital Management, LLC had each acquired a substantial position in Forcenergy's senior subordinated notes prior to the bankruptcy filing. On February 15, 2000, Forcenergy's plan of reorganization became effective. As part of the plan, The Anschutz Corporation received 25%, Lehman received 20% and the Oaktree funds, collectively, received 20% of the reorganized Forcenergy common stock in exchange for their respective positions as unsecured creditors. The Anschutz Corporation, Lehman and the Oaktree funds also acquired a total of approximately 96% of the $40 million of Forcenergy preferred stock and warrants issued on March 20, 2000 in a rights offering to all unsecured creditors that was contemplated by Forcenergy's plan of reorganization. The plan entitled The Anschutz Corporation, Lehman and the Oaktree funds to name a total of five directors to the reorganized Forcenergy board of directors. The Anschutz Corporation designated Michael Bennet and Clifford Hickey as directors. Oaktree designated Stephen Kaplan and James Ford as directors and Lehman designated Gregory Pipkin as a director.

    As part of its ordinary course of business development activities, Forest monitored developments regarding Forcenergy during the pendency of the bankruptcy case. In late 1999 Forest's management decided to study a possible combination transaction and engaged Salomon Smith Barney Inc. as its financial advisor. After reviewing the situation, Forest's management concluded that it would not consider any transaction with Forcenergy until after the plan of reorganization became effective.

    Forest's management decided in early May 2000 to approach the principal stockholders of Forcenergy to discuss a possible merger. On May 4, 2000, Boswell, now Forest's Chairman and Chief Executive Officer, and Keyte met with Kaplan and Ford of Oaktree in Los Angeles. At this meeting, Boswell and Keyte indicated that Forest would be interested in pursuing, subject to due diligence, a combination with Forcenergy structured as a stock-for-stock, tax-free merger with a target price of $18 per Forcenergy share that would be accounted for as a "pooling of interests." This equated to an exchange ratio of approximately 1.4 Forest shares for each Forcenergy share based on relative market prices. Kaplan agreed to discuss the proposal with other Forcenergy directors.

    On May 10, 2000, Forest's board of directors met at a regularly scheduled meeting. At this meeting, management advised the board of its preliminary interest in Forcenergy and its discussions with Oaktree. After the presentation, the three Forest directors designated by The Anschutz Corporation (Philip Anschutz, Craig Slater and Cannon Harvey) recused themselves due to the interest of The Anschutz Corporation in Forcenergy and left the meeting. After their departure the remaining board members discussed the merits and risks associated with a possible transaction with Forcenergy.

    On May 12, 2000, Kaplan telephoned Boswell to indicate that he and other Forcenergy board members were willing to consider a transaction. They discussed a tentative transaction process, including the necessity for a confidentiality agreement and a schedule for mutual due diligence.

    Also on May 12, 2000, Forcenergy engaged Lehman Brothers Inc. to act as financial advisor in connection with the possible Forest merger. On May 15, 2000 Forcenergy also engaged

Petrie Parkman & Co., Inc. to act as financial advisor in this regard. On
May 19, 2000, Forest and Forcenergy signed a confidentiality agreement and both parties began due diligence. Forcenergy representatives made due diligence trips to Forest's Denver headquarters and to its offices in Houston and Calgary, Alberta. Forest representatives made similar trips to Forcenergy's Miami office and its Metairie and Anchorage offices. On site due diligence reviews continued by both Forest and Forcenergy at various times and locations until the end of June 2000. As part of the due diligence process, each company provided to the other certain non-public information, including interim financial statement packages, technical data supporting publicly reported reserves and access to other agreements, arrangements and documents in the legal, insurance, marketing and human resources areas. The companies did not exchange forecasts or projections.

    On June 2, 2000, Boswell met with Richard Zepernick to discuss the proposed transaction and Zepernick's interest in joining the Forest management team after a merger. Zepernick had been recently appointed President and Chief Executive Officer of Forcenergy. Also on June 2, 2000, Forest engaged Chase Securities Inc. as an additional financial adviser so as to give the Board of Directors the benefit of an additional perspective as to the fairness of the proposed transaction. Forest selected Chase Securities in particular because of its institutional familiarity with Forest and its status as a leading global provider of capital and strategic advice to the oil and gas sector. On June 6, 2000, Boswell and Keyte met in Denver with Kaplan, Ford, Pipkin and Zepernick. Boswell and Keyte stated that Forest would be prepared to offer a 1.4 exchange ratio for the Forcenergy common stock and a cash payment for the Forcenergy preferred stock in an amount equal to 101% of its liquidation preference plus accrued and unpaid dividends. The Forest representatives stated that any transaction would have to include, among other things, an agreement by The Anschutz Corporation, Lehman and Oaktree to vote their Forcenergy shares in favor of the merger.

    On June 7, 2000, the Forcenergy board met in Metairie. After the Forcenergy directors designated by The Anschutz Corporation (Michael Bennet and Clifford Hickey) recused themselves, the remaining directors received a presentation from management with regard to the Forest property base and prospects, with particular attention to Forest's international assets, and management's reaction to Forest's analysis of the Forcenergy property base and drilling inventory. Petrie Parkman reviewed with the directors information regarding Forcenergy, Forest and the proposed merger. The directors then authorized Zepernick to counter the Forest merger proposal with a proposal that would provide for an increased exchange ratio and a collar on the exchange ratio, a "fiduciary out" termination provision, post-merger board representation, registration rights for affiliates and other provisions as discussed among the directors present. A "fiduciary out" termination provision allows a company to terminate a merger agreement if its board of directors determines that its fiduciary duties to the company's stockholders would require it do so. Such a duty might arise, under certain circumstances, if a superior proposal to acquire the company were to be made after the company had agreed to be acquired. The Forcenergy board considered carefully other alternative courses of action, including identifying and approaching other merger partners or marketing Forcenergy or its assets in a controlled auction process; rejecting the Forest proposal and moving forward with execution of Forcenergy's business plan; or proceeding with execution of the business plan with a view toward revisiting merger and other growth strategies at a later date, after Forcenergy had reestablished its presence with the financial community. Following discussion as to the relative risks and benefits of pursuing each of these alternatives, the directors present approved responding promptly to Forest with the counteroffer. No directors dissented from the decision to respond with such counteroffer. The directors present also instructed management to seek confirmation through further due diligence of the parties' respective oil and gas reserve positions. On June 9, 2000 a counterproposal was relayed to Boswell by Zepernick of a 1.7 common stock exchange ratio with a collar for price protection, that Forcenergy be allowed to have a 30-day period to seek other offers, and a $15 million termination fee.

    After consulting with financial and legal advisers and certain directors of Forest, Boswell and Keyte responded to Zepernick on June 15, 2000. They indicated that Forest would be prepared to agree to a 1.5 exchange ratio, without a collar, but that they were unwilling to include a "fiduciary out" termination provision. On June 21, 2000, drafts of a merger agreement, shareholder agreements and a registration rights agreement were distributed by Forest's counsel to Forcenergy and to its counsel and advisers. The draft merger agreement did not provide for any "fiduciary out" or similar termination right, and in a meeting in New York on June 22, 2000, counsel for Forest and counsel for Forcenergy discussed the necessity, as a matter of law, of granting Forcenergy's board the right to terminate the merger agreement to accept a superior proposal. On June 26, 2000, Boswell indicated to Zepernick that a special meeting of Forest's board had been scheduled for June 29 to preliminarily consider the proposed transaction. Boswell and Zepernick discussed a proposal for an exchange ratio of 1.6, without a collar, and the inclusion of a mutual "fiduciary out" termination provision, subject to satisfactory negotiation of a merger agreement and the resolution of the certain outstanding issues, including board representation and registration rights for Forcenergy affiliates. Forest proposed that a mutual termination fee be set at $25 million, while the Forcenergy position was that the termination fee payable by Forcenergy should be $15 million.

    The Forest board met on June 29, 2000. The three Forest directors designated by The Anschutz Corporation representatives recused themselves from deliberations regarding the proposed merger. At the meeting, Forest's management and representatives of Salomon Smith Barney and Chase Securities reviewed with the Forest board certain information with respect to the proposed transaction. Management reviewed the extent of the due diligence that had been performed and the results. The board discussed the open issues with management and agreed to reconvene at a later date after the open issues had been resolved.

    After the June 29 Forest board meeting, Boswell met with Zepernick in Denver to further discuss the proposed combination, the operational and financial goals of the combined company, its organizational requirements and Zepernick's role in the combined company. At a second meeting on June 30, 2000, Zepernick agreed to the goals and tentative organizational structure discussed and to join the senior management of the combined company as the new President and Chief Operating Officer. On July 3, 4 and 5, 2000, counsel for both companies continued negotiations on the open issues, including the details of the "fiduciary out" termination provision and the size of a termination fee, and on a new issue, whether the cash consideration that had been proposed to be paid for the Forcenergy preferred stock could jeopardize the intended accounting and tax treatment of the transaction. The independent accountants for Forcenergy and Forest, PricewaterhouseCoopers and KPMG, respectively, recommended that the preferred stock be exchanged at a fixed rate for Forest common shares.

    On July 7, 2000, the Forest and Forcenergy boards met separately. Representatives of Salomon Smith Barney and Chase Securities participated in the Forest meeting. Management of Forest updated the directors as to the developments since the last meeting, including the fact that the Forcenergy preferred stock would have to be exchanged for Forest common shares. The three Forest directors designated by The Anschutz Corporation again recused themselves from the deliberations. Salomon Smith Barney rendered an oral opinion that the merger consideration was fair to Forest from a financial point of view. The board by a unanimous vote of those directors participating approved the transaction subject to satisfactorily resolving the remaining open issues, including the final exchange ratio for the preferred stock, and delegated authority for final approval to the Forest executive committee (Boswell and James Lee, with Slater recused).

    The Forcenergy board, with the exception of The Anschutz Corporation designees (Bennet and Hickey), met in Houston at the offices of Petrie Parkman. There they received a presentation from Forcenergy management with regard to due diligence matters. Petrie Parkman made a presentation on the proposed merger and rendered its oral opinion (which was subsequently confirmed in writing) that, as of that date and on the basis of and subject to the matters reviewed with the Forcenergy board, the exchange ratio of 1.6 Forest common shares for each share of Forcenergy common stock was fair from a financial point of view to the holders of Forcenergy common stock. The directors present approved the transaction subject to reaching agreement on the exchange ratio for the preferred stock and agreement to a termination fee of $18 million, and obtaining agreement from Forest that should the Forest board withdraw its recommendation in favor of the merger, then Forcenergy could terminate the merger agreement at its option and in such case Forest would be required to pay immediately to Forcenergy the $18 million termination fee.

    On July 7, 2000, after the board meetings Boswell and Keyte conducted telephone negotiations with Kaplan and Pipkin and arrived at an exchange ratio of 68.6141 Forest common shares for each $1,000 of stated value of Forcenergy preferred stock and a mutual termination fee of $18 million, subject to approval by Forest's executive committee. The final terms were approved by Forest's executive committee (Boswell and Lee, with Slater recused) on July 9, 2000. Salomon Smith Barney and Chase Securities had orally confirmed their fairness opinions in light of the final preferred stock consideration. The parties executed the Merger Agreement, Shareholder Agreement, Stockholders Agreement and Registration Rights Agreement on July 10, 2000 and announced the transaction.


    On October 16, 2000, the parties entered into amendment no. 1 to the merger agreement. The merger agreement was amended to provide that, as soon as practicable after the merger, Forest would merge Forcenergy with and into Forest. The second-step merger is intended to facilitate the delivery of the tax opinions required by the merger agreement and to expedite the integration of the companies' businesses for operational purposes.


REASONS FOR THE MERGER; RECOMMENDATIONS OF THE BOARD OF DIRECTORS

    FOREST. In reaching its decision to approve the merger, the Forest board of directors consulted with Forest's legal and financial advisors, as well as with Forest's management. The Forest board of directors considered a number of material factors:

    - WELL-BALANCED DRILLING PORTFOLIO. The merger would give Forest a better balanced drilling portfolio by combining the lower risk development and exploitation projects in Forcenergy's portfolio with the potentially high impact exploration projects in Forest's portfolio. Combining the two companies would also result in a favorable blend of long-term and shorter-term projects, thereby tending to smooth the anticipated growth curve of Forest.

    - IMPROVED PERFORMANCE INDICATORS. Forest believes that the proposed merger would result in improvements in key performance indicators, including cash flow, production and reserves per share.

    - STRONGER CREDIT. The merger would improve Forest's credit profile by increasing capitalization and providing further asset diversity. Forest believes that its stronger credit profile will reduce its cost of indebtedness.

    - CASH AND FINANCIAL STRENGTH TO GROW. After the merger, Forest would have the cash flow and financial strength to pursue aggressively a broader portfolio of drilling and business development projects, to accelerate activity in the most prospective areas and to accelerate growth.

    - INCREASED ASSET BASE IN THE GULF OF MEXICO. The combined company will have a greater presence on the continental shelf in the Gulf of Mexico. Forest has historically achieved its highest rates of return in this area and the board believes that the merger presents a favorable opportunity to apply Forest's existing business model to the larger asset base. The combined company will be able to choose the best prospects to drill and should benefit from the cost savings that can be achieved by efficiently operating the combined asset base. Due to the short reserve life inherent in the properties on the continental shelf, their value is more sensitive to the near-term price environment, which is presently very attractive.

    - ADDITIONAL ASSETS IN THE FAR NORTH. The addition of Forcenergy's Alaskan assets adds to the exploration portfolio Forest has been building north of the 60th parallel in North America. Forest believes the largest remaining natural gas reserves in North America lie in this region. Forest believes such reserves will increase in value disproportionately to reserves in the lower 48 states as infrastructure is built to add natural gas supply to North America from this region.

    - SIGNIFICANT LEASE ACREAGE POSITIONS. The combined company would hold significant lease acreage positions and have significant opportunities in most of the high-potential basins of North America, including Alaska, Western Canada and the Gulf of Mexico. The combined company would also hold significant acreage positions in select international locations, including Africa and Western Europe.

    - PRESENTATION OF FINANCIAL ADVISORS. Salomon Smith Barney and Chase Securities, Forest's financial advisors, each gave financial presentations and delivered opinions to the effect that, as of the date of the opinions and based on and subject to the matters described in its opinions, the merger consideration was fair, from a financial point of view, to Forest, as more fully described below under "--Opinion of Forest's Financial Advisors."

    - TERMS AND CONDITIONS OF MERGER. The terms and conditions of the merger agreement and the merger were viewed by the Forest board of directors and management as fair to, and in the best interests of, Forest and Forest shareholders.

    All combinations, including the merger, also include certain risks and disadvantages. The material potential risks and disadvantages to Forest shareholders identified by the Forest board of directors and management in considering the merger include the following:

    - the time and resources required to complete the merger, with the completion of the merger being subject to various conditions (see "The Merger Agreement--Conditions");

    - the difficulties inherent in combining and integrating the two companies and the potential distraction to management caused by a transaction of this magnitude;

    - as a result of the merger, the benefits of Forest's long-term exploration projects would be shared by stockholders of Forcenergy, rather than enjoyed solely by Forest shareholders; and

    - the risk that the benefits sought from the merger might not be fully achieved.

    The Forest board of directors believed and continues to believe that these potential risks and disadvantages are greatly outweighed by the potential benefits anticipated to result from the merger.

    This discussion of the factors considered by the Forest board of directors is not intended to be exhaustive. Because of the wide variety of factors considered in connection with its evaluation of the merger, the Forest board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative significance to the specific factors considered in reaching its conclusions. In addition, individual directors may have given different significance to different factors.


    FOR THE REASONS DISCUSSED ABOVE, THE MEMBERS OF THE FOREST BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION HAVE DETERMINED THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, FOREST AND THE FOREST SHAREHOLDERS. ACCORDINGLY, THE MEMBERS OF THE FOREST BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION UNANIMOUSLY RECOMMEND THAT FOREST SHAREHOLDERS VOTE FOR THE ISSUANCE OF FOREST COMMON SHARES IN THE MERGER AND FOR APPROVAL OF THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. THE MEMBERS OF THE FOREST BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION ALSO UNANIMOUSLY RECOMMEND THAT

FOREST SHAREHOLDERS VOTE FOR THE PROPOSAL TO EFFECT THE REVERSE STOCK SPLIT. THE DIRECTORS DESIGNATED BY THE ANSCHUTZ CORPORATION DID NOT PARTICIPATE IN THE BOARD DECISION ON THIS TRANSACTION.


    FORCENERGY. The members of the Forcenergy board of directors participating in the board decision on the transaction considered the following material factors in unanimously approving the transaction:

    - PREMIUM TO TRADING PRICE. The consideration offered under the transaction represented approximately a 22% premium over the average closing price of Forcenergy's common stock for the 20 trading days preceding the announcement of the merger.

    - INTEREST IN LARGER ENTITY WITH MORE DIVERSIFIED HOLDINGS. The larger combined property base created by the transaction will expose Forcenergy stockholders to Forest's portfolio of potentially attractive long-term investment opportunities in Canada and elsewhere in the world and may mitigate the impact of Forcenergy's exposure to the financial and operational risks associated with Forcenergy's Alaskan activities.

    - COMPLEMENTARY ASSETS. Post-merger Forest will have a more favorably balanced asset portfolio than Forcenergy on a stand-alone basis. Forest's assets are primarily gas reserves while Forcenergy's assets are approximately 56% oil reserves. Following the transaction, the combined assets will consist of approximately 41% oil reserves and approximately 59% gas reserves, which the Forcenergy board considered to be advantageous in that Forcenergy believes the North American gas market will remain strong for the foreseeable future. Also, the combination of the companies' assets represents a strategic fit between Forest's long-range, high-risk/high-impact exploration prospects, which offer the potential for large additions to reserves and ultimately, cash flow, but produce no meaningful cash flow in the short term, and Forcenergy's offshore Gulf of Mexico properties, which produce substantial near-term cash flow but generally have short reserve lives.

    - FINANCIAL FLEXIBILITY. Post-merger Forest's cash flow, balance sheet and capital resources should provide substantial financial flexibility to pursue exploration and development projects. The Forcenergy board believes that this enhanced financial flexibility should allow the combined company to exploit more aggressively Forcenergy's Gulf of Mexico drilling inventory. In addition, this enhanced balance sheet should enable post-merger Forest to access the capital markets for debt offerings on more favorable terms than would have been available to Forcenergy as a separate company.

    - LARGER MARKET CAPITALIZATION. Following the transaction, the combined company is expected to have a market capitalization in excess of $1 billion, based on recent trading prices for Forest's stock, and is expected to be one of the largest independent oil and gas companies. The principal benefit for Forcenergy stockholders of this larger size in the public equity markets is the possibility that the combined entity's common stock would trade at higher multiples of traditional valuation measures than was the case with Forcenergy.

    - LIQUIDITY. The Forest common shares to be received by the Forcenergy stockholders will be listed on the NYSE and are more widely traded than shares of Forcenergy common stock. This will result in enhanced liquidity for holders of the combined company's common stock compared to the liquidity available for holders of Forcenergy's common stock. Listing on the NYSE, as compared to Forcenergy's current listing on the Nasdaq National Market, also exposes Forcenergy stockholders to a larger investor population as certain larger institutions limit their investments to NYSE-listed companies.

    - SYNERGIES CREATED BY THE MERGER. The synergies created by the merger, including the opportunities for costs savings and economies of scale, should result in an improved financial condition and improved results of operations and other financial information of the combined entity. Cost savings are expected to be achieved in the areas of lease operating expense, overhead costs and through enhanced purchasing abilities. Forcenergy's directors also believe that the transaction will be immediately accretive to post-merger Forest on a cash flow per share basis.

    - ABILITY TO CONSIDER COMPETING OFFERS. The merger agreement does not preclude the initiation of competing offers by other potential bidders. If another party delivers an unsolicited offer to Forcenergy, the Forcenergy board may consider and accept it if the offer is superior to the merger agreement and Forcenergy and the offeror execute a written agreement with respect to such offer. The Forcenergy board may accept the superior offer only if it has concluded in good faith that acceptance of the offer is necessary for the board to act in a manner consistent with its fiduciary duties under applicable law. Before accepting the superior offer, Forcenergy must give Forest five days' notice. Forest has the right to match any superior offer. If the superior offer is accepted by the Forcenergy board, Forcenergy is required to pay Forest a cash termination fee of $18 million. As of the date of this joint proxy statement/prospectus, Forcenergy has not received any competing offers.

    - TAXATION. The transaction is expected to be a tax free reorganization for Forcenergy stockholders.

    In reaching its determination approving the merger for submission to the stockholders, the Forcenergy board also considered and evaluated information presented by the management of Forcenergy with respect to the transaction. In this regard, the Forcenergy board considered, among other things:

    - information concerning the results of operations, financial and operating performance, financial condition and prospects of and the opportunities available to Forest, Forcenergy and the combined company, and the risks associated with Forest's international exploratory activities and the risks involved in achieving the full potential of Forcenergy;

    - the reserves, asset quality and cost structure of Forest and Forcenergy;

    - the strategic and financial alternatives available to Forcenergy;

    - the results and scope of the due diligence review conducted by Forcenergy's management with respect to Forest's business, properties, operations and prospects;

    - information with respect to recent and historical trading prices and trading multiples of the common stock of Forest and Forcenergy;

    - information with respect to recent and historical prices and a range of potential future price trends of oil and gas;

    - the terms of the merger agreement; and

    - the presentation by and the opinion of Petrie Parkman with respect to the fairness from a financial point of view, as of that date, of the exchange ratio of 1.6 Forest common shares for each share of Forcenergy common stock to the holders of Forcenergy common stock and the presentation by and the advice of outside counsel to Forcenergy with respect to the fiduciary duties and obligations of the disinterested members of the board in considering the transaction.

    BASED ON ALL OF THESE MATTERS, AND SUCH OTHER MATTERS AS THE MEMBERS OF THE FORCENERGY BOARD OF DIRECTORS PARTICIPATING IN THE BOARD DECISION ON THE TRANSACTION DEEMED RELEVANT, THESE PARTICIPATING MEMBERS OF THE FORCENERGY BOARD UNANIMOUSLY APPROVED THE MERGER AND RECOMMEND THE MERGER AGREEMENT AND THE MERGER FOR APPROVAL TO THE FORCENERGY STOCKHOLDERS. THE DIRECTORS DESIGNATED BY THE ANSCHUTZ CORPORATION DID NOT PARTICIPATE IN THE BOARD DECISION ON THIS TRANSACTION.

    The foregoing discussion of the information and factors considered and given weight by the disinterested members of the Forcenergy board is not intended to be exhaustive but is believed to include all material factors considered by them. In addition, in reaching the determination to approve and recommend the merger agreement, the disinterested members of the Forcenergy board did not assign any relative or specific weight to the foregoing factors which were considered, and individual directors may have given differing significance to the various factors.

    The Forcenergy board realized that there are risks associated with the transaction, including that some of the potential benefits set forth above may not be realized or that there may be significant costs associated with realizing such benefits. The Forcenergy board also considered factors such as Forest's ability to retain Forcenergy's management and key employees, the volatility of oil and gas prices, the relative volatility of both companies' stock prices, the uncertainty in estimating oil and gas reserves, future exploration and development risk and the risks of conducting business in foreign countries. These factors are discussed more fully in this joint proxy statement/prospectus on page 24 under "Risk Factors".

OPINION OF FORCENERGY'S FINANCIAL ADVISOR

    Forcenergy engaged Petrie Parkman as its financial advisor on May 15, 2000 in connection with the possible Forest merger. On July 7, 2000, Petrie Parkman rendered to the Forcenergy board of directors its oral opinion (which was subsequently confirmed in writing) that, as of that date and based upon and subject to the matters reviewed with the board of directors, the merger exchange ratio of 1.6 Forest common shares for each share of Forcenergy common stock was fair from a financial point of view to the holders of Forcenergy common stock.

    Pursuant to an engagement letter between Petrie Parkman and Forcenergy dated as of May 15, 2000, Forcenergy agreed to pay to Petrie Parkman (1) a financial advisory fee of $250,000, (2) an opinion fee of $400,000 and (3) an additional fee of $3,000,000 conditioned upon closing of the merger. In addition, Forcenergy also agreed to reimburse Petrie Parkman for its reasonably incurred out-of-pocket expenses related to its rendering of financial advisory and investment banking services to Forcenergy, including the fees and expenses of its legal counsel. Forcenergy also agreed to indemnify Petrie Parkman and its affiliates, directors, officers, partners, agents, employees and controlling persons for certain losses, claims, damages, liabilities and expenses related to or arising out of its engagement as financial advisor.

    THE FULL TEXT OF PETRIE PARKMAN'S OPINION DATED JULY 7, 2000, WHICH CONTAINS A DESCRIPTION OF THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITS OF THE SCOPE OF REVIEW UNDERTAKEN BY PETRIE PARKMAN IN RENDERING ITS OPINION, IS ATTACHED AS ANNEX B TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED IN THIS DOCUMENT BY REFERENCE. THE SUMMARY OF THE PETRIE PARKMAN OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. FORCENERGY STOCKHOLDERS ARE ENCOURAGED TO, AND SHOULD, READ THE PETRIE PARKMAN OPINION CAREFULLY IN ITS ENTIRETY.

    Petrie Parkman's opinion was provided to the Forcenergy board for its use and benefit and addresses only the fairness from a financial point of view of the exchange ratio to the holders of Forcenergy common stock. Petrie Parkman's opinion does not address the merits of the underlying decision by Forcenergy to engage in the merger and does not constitute a recommendation to any stockholder as to how that stockholder should vote at the special meeting. Petrie Parkman's opinion and its presentation to the Forcenergy board on July 7, 2000 were among many factors taken into consideration by the Forcenergy board in making its determination to approve and recommend the transaction described in the merger agreement.

    In arriving at its opinion, Petrie Parkman, among other things:

  1. reviewed certain publicly available business and financial information relating to Forest and Forcenergy, including (a) Annual Reports on Form 10-K and related audited financial statements for the fiscal years ended December 31, 1998 and December 31, 1999 and
     (b) the Quarterly Report on Form 10-Q and related unaudited financial statements for the fiscal quarter ended March 31, 2000;

  2. reviewed certain estimates of Forcenergy's reserves, including
     (a) estimates of proved oil and gas reserves prepared by Netherland, Sewell & Associates, Inc. (as to on-shore United States reserves only) as of January 1, 2000, (b) estimates of proved oil and gas reserves prepared by the management and staff of Forcenergy and audited by Netherland, Sewell & Associates, Inc. (as to Alaskan reserves only) as of January 1, 2000, (c) estimates of proved oil and gas reserves prepared by the management and staff of Forcenergy and audited by Collarini
     Engineering, Inc. (as to offshore reserves only) as of January 1, 2000,
     (d) updated unaudited estimates of proved oil and gas reserves prepared by the management and staff of Forcenergy as of April 1, 2000 and
     (e) unaudited estimates of probable, possible and additional oil and gas reserves prepared by the management and staff of Forcenergy as of April 1, 2000;

  3. reviewed certain estimates of Forest's reserves, including (a) estimates of proved oil and gas reserves prepared by the management and staff of Forest and audited by Ryder Scott Company as of January 1, 2000, (b) updated unaudited estimates of proved oil and gas reserves prepared by the management and staff of Forest as of April 1, 2000, (c) unaudited estimates of probable, possible and additional oil and gas reserves prepared by the management and staff of Forest as of January 1, 2000 and (d) updated unaudited estimates of probable, possible and additional oil and gas reserves (as to United States reserves only) as of April 1, 2000;

  4. analyzed certain historical and projected financial and operating data of Forest and Forcenergy prepared by the management and staff of Forest and Forcenergy, respectively;

  5. discussed the current and projected operations and prospects of Forest and Forcenergy with the management and staff of Forest and Forcenergy, respectively;

  6. reviewed the trading history of Forest common shares and shares of Forcenergy common stock;

  7. compared recent stock market capitalization indicators for Forest and Forcenergy with recent stock market capitalization indicators for certain other publicly-traded independent energy companies;

  8. compared the financial terms of the merger with the financial terms of certain other transactions that Petrie Parkman deemed to be relevant;

  9. participated in certain discussions and negotiations among the representatives of Forcenergy, Forest and their financial and legal advisors;

 10. reviewed a draft dated June 30, 2000 of the merger agreement, a draft dated June 27, 2000 of the Forcenergy stockholders agreement among Forest and the Forcenergy stockholders listed therein and a draft dated June 27, 2000 of the Forest shareholders agreement between The Anschutz Corporation and Forcenergy; and

 11. reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as Petrie Parkman had deemed necessary or appropriate.

    In preparing its opinion, Petrie Parkman assumed and relied upon, without assuming any responsibility for or independently verifying, the accuracy and completeness of any information supplied or otherwise made available to, discussed with or reviewed by or for it. Petrie Parkman further relied upon the assurances of the management of Forcenergy and Forest that they were unaware of any facts that would make the information provided to Petrie Parkman incomplete or misleading in any material respect.

    With respect to projected financial and operating data, Petrie Parkman assumed that the data had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements and staff of Forcenergy and Forest, respectively, relating to the future financial and operational performance of each company.

    With respect to the estimates of oil and gas reserves, Petrie Parkman assumed that they had been reasonably prepared on bases reflecting the best available estimates and judgments of the managements and staff of Forcenergy or Forest or their respective engineering consultants relating to the oil and gas properties of Forcenergy and Forest, respectively.

    Petrie Parkman did not make an independent evaluation or appraisal of the assets or liabilities of Forcenergy or Forest nor, except for the estimates of oil and gas reserves referred to above, was Petrie Parkman furnished with such an evaluation or appraisal. In addition, Petrie Parkman did not assume any obligation to conduct, and did not conduct, any physical inspection of the properties or facilities of Forcenergy or Forest.

    In developing its opinion, Petrie Parkman relied upon Forcenergy as to certain legal, tax and accounting aspects of the transaction described in the merger agreement. Petrie Parkman assumed that the final forms of the merger agreement, Forcenergy stockholders agreement and Forest shareholders agreement would be substantially similar to the last drafts of each of these agreements reviewed by it.

    Petrie Parkman was not asked to consider, and its opinion does not address, the after-tax consequences of the merger to any particular stockholder of Forcenergy or the price at which Forest common stock will actually trade following the announcement or consummation of the merger. Furthermore, Petrie Parkman was not authorized or directed to solicit, nor did Petrie Parkman solicit, offers from other parties to acquire all or any part of Forcenergy.

    Petrie Parkman's opinion was rendered on the basis of conditions in the securities markets and the oil and gas markets prevailing as of the date of its opinion and the condition and prospects, financial and otherwise, of Forest and Forcenergy as they had been represented to Petrie Parkman as of the date of its opinion or as they were reflected in the materials and discussions described above.

    The following is a summary of the analyses performed by Petrie Parkman in connection with the preparation of its opinion dated July 7, 2000 and presented to the Forcenergy board of directors on that date.

    This summary includes information presented in tabular format. In order to fully understand these financial analyses, the tables must be read together with the text accompanying each summary. The tables alone do not constitute a complete description of these financial analyses. Considering the data set forth in the tables without considering the full narrative description of these analyses, including the methodologies and assumptions underlying these analyses, could create a misleading or incomplete view of these financial analyses performed by Petrie Parkman.

    HISTORICAL STOCK TRADING RATIO ANALYSIS. Petrie Parkman analyzed the historical ratios of the closing prices of Forcenergy common stock divided by corresponding closing prices of Forest common shares for the period from March 13, 2000 to June 30, 2000. The average stock trading ratio for the period from March 13, 2000 to June 30, 2000 was 1.38, compared to the merger exchange ratio of 1.60.

    DISCOUNTED CASH FLOW ANALYSIS--FORCENERGY. Petrie Parkman conducted a discounted cash flow analysis for the purpose of determining the equity reference value range per share of Forcenergy common stock. Petrie Parkman calculated the net present value of after-tax cash flows of Forcenergy's oil and gas reserve assets based on the proved, probable, possible and additional reserve estimates referred to above and for its non-reserve assets utilizing information provided by Forcenergy.

    Petrie Parkman evaluated five scenarios in which the principal variables were oil and gas prices. The five pricing scenarios, which were referred to by Petrie Parkman as "Pricing Case I", "Pricing Case

II", "Pricing Case III", the "Strip Pricing Escalated Case", and the "Strip Pricing Flat Case" were based on benchmarks for spot sales of West Texas Intermediate crude oil and for spot sales of Henry Hub gas. The Strip Pricing Escalated Case and the Strip Pricing Flat Case were based upon the average of oil and gas futures contract prices quoted on the New York Mercantile Exchange. Petrie Parkman applied appropriate quality and transportation adjustments to these benchmarks. Benchmark oil prices for Pricing Cases I, II and III were projected to be $19.00, $21.00 and $23.00 per barrel, respectively, for year 2000 and were escalated annually following the year 2000 at the rate of 3%. Year 2000 oil prices utilized in the analysis for Pricing Cases I, II, and III were based on the blended average of actual oil prices through June 30, 2000 and the benchmark scenarios for the remainder of 2000. The Strip Pricing Escalated Case assumed benchmark oil prices of $29.94, $26.18, $22.93, $20.65, and $19.63 for the years 2000, 2001, 2002, 2003, and 2004, respectively, and were escalated annually following the year 2004 at the rate of 3%. Benchmark oil prices for the Strip Pricing Flat Case were projected to be the same as the Strip Pricing Escalated Case through 2004, with prices held constant thereafter.

    Pricing Cases I, II and III assumed benchmark gas prices of $2.50, $3.00 and $3.50 per million British thermal units, respectively, for year 2000 and were escalated annually following the year 2000 at the rate of 3.0%. Year 2000 gas prices utilized in the analysis for Pricing Cases I, II, and III were based on the blended average of actual gas prices through June 30, 2000 and the benchmark scenarios for the remainder of 2000. The Strip Pricing Escalated Case assumed benchmark gas prices of $4.20, $3.67, $3.08, and $2.82 for the years 2000, 2001, 2002, and 2003, respectively, and were escalated annually following the year 2003 at the rate of 3%. Benchmark gas prices for the Strip Pricing Flat Case were projected to be the same as the Strip Pricing Escalated Case through 2003, with prices held constant thereafter. Operating and capital costs were escalated at 3% per year starting in year 2001.

    Applying various after-tax discount rates ranging from 10.0% to 25.0% depending on reserve category to the after-tax cash flows, assuming a carry-over of Forcenergy's existing tax position as of March 31, 2000 and deducting long term debt of $238 million and the liquidation value of preferred stock of $40 million and adding net working capital of $5 million, the discounted cash flow analysis indicated the following equity reference value ranges per fully-diluted share of Forcenergy common stock.

                        PRICING CASE I    PRICING CASE II   PRICING CASE III   STRIP PRICING ESC.   STRIP PRICING FLAT
                        ---------------   ---------------   ----------------   ------------------   ------------------
Equity Reference Value
  Range per Common
  Share...............  $11.74 - $13.36   $16.38 - $19.32   $21.47 - $25.13     $16.23 - $17.90      $15.56 - $17.06


Based upon the foregoing, Petrie Parkman selected a composite equity reference value range per fully-diluted share of Forcenergy common stock of $16.00 to $20.00. Based upon the same methodology used in this analysis, Petrie Parkman also calculated a composite equity reference value range per fully-diluted Forest common share of $8.00 to $10.00, as more fully described below under "--Discounted Cash Flow Analysis--Forest." Petrie Parkman then derived the implied exchange ratio by dividing this composite equity reference value range into the composite equity reference value range per fully-diluted share of Forcenergy common stock. This analysis indicated an implied exchange ratio range of 2.00 to 2.00 as compared to the merger exchange ratio of 1.60.


    PROPERTY TRANSACTIONS ANALYSIS--FORCENERGY. Petrie Parkman reviewed selected publicly available information for 85 announced oil and gas property transactions and proprietary information for six oil and gas property acquisition transactions between January 1995 and June 2000 in the Gulf of Mexico, the onshore U.S., and Alaskan regions. Petrie Parkman calculated the purchase price of reserves per unit of equivalent reserves for the acquired assets in each transaction. For purposes of this analysis, equivalency is used to compare quantities of oil with quantities of gas using a one barrel of oil to six thousand cubic feet of gas conversion ratio ("Mcfe6"). Based on a review of the purchase price of reserves per unit of equivalent reserves, Petrie Parkman determined benchmark ranges of purchase prices to Forcenergy's corresponding proved reserve figures in order to yield enterprise reference value ranges for Forcenergy's proved reserves. The number of transactions per region and the maximum, mean and minimum purchase prices for these transactions are set forth in the following table, together with the benchmark purchase price ranges determined by Petrie Parkman.

                                     GULF OF MEXICO   ONSHORE U.S.       ALASKA
                                     --------------   -------------   -------------
Number of Transactions.............       23               64               4

Purchase Price of Reserves / Proved
  Reserves ($/Mcfe6)

    MAXIMUM........................      $1.46            $1.42           $0.80

    MEAN...........................      $1.06            $0.77           $0.67

    MINIMUM........................      $0.71            $0.30           $0.56

Benchmark Range of Purchase Price
  ($/Mcfe6)........................  $1.10 - $1.25    $0.80 - $1.00   $0.70 - $0.80


Petrie Parkman applied the benchmark ranges of purchase price per unit of equivalent reserves set forth above to Forcenergy's proved reserve figures and, after adjusting for Forcenergy's non-reserve assets, determined an enterprise reference value range. Petrie Parkman then deducted long-term debt of $238 million and the liquidation value of preferred stock of $40 million, and added net working capital of $5 million to such enterprise reference value range and divided the resulting figure by the fully-diluted number of shares of Forcenergy common stock outstanding to arrive at an equity reference value range per fully-diluted share of Forcenergy common stock of $13.61 to $17.79. Based upon the same methodology used in this analysis, Petrie Parkman also calculated an equity reference value range per fully-diluted Forest common share of $5.27 to $7.87, as more fully described below under "--Property Transactions Analysis--Forest." Petrie Parkman then derived the implied exchange ratio by dividing this equity reference value range into the equity reference value range per fully-diluted share of Forcenergy common stock. This analysis indicated an implied exchange ratio range of 2.58 to 2.26 as compared to the merger exchange ratio of 1.60.

    COMPANY TRANSACTION ANALYSIS--FORCENERGY. Petrie Parkman reviewed selected publicly available information on the following 18 company acquisition transactions and offers for control involving companies in the oil and gas exploration and production industry that were announced between January 1997 and June 2000:

ACQUIROR OR BIDDER FOR CONTROL                     TARGET                 DATE OF ANNOUNCEMENT
------------------------------       -----------------------------------  --------------------
Canadian Natural Resources           Ranger Oil Limited                   June 15, 2000
  Limited..........................

Devon Energy Corporation...........  Santa Fe Snyder Corporation          May 26, 2000

Hunt Oil Company...................  Newport Petroleum Corporation        May 15, 2000

Anderson Exploration Ltd...........  Ulser Petroleums Ltd.                April 17, 2000

Anadarko Petroleum Corporation.....  Union Pacific Resources Group Inc.   April 3, 2000

Talisman Energy Inc................  Rigel Energy Corporation             August 23, 1999

Burlington Resources Inc...........  Poco Petroleums Ltd.                 August 16, 1999

Devon Energy Corporation...........  Pennzenergy Co.                      May 20, 1999

Snyder Oil Corporation.............  Santa Fe Energy Resources, Inc.      January 14, 1999

Seagull Energy Corporation.........  Ocean Energy, Inc.                   November 25, 1998

Kerr-McGee Corp....................  Oryx Energy Company                  October 15, 1998

Devon Energy Corporation...........  Northstar Energy Company             June 29, 1998

USX-Marathon Group.................  Tarragon Oil & Gas                   May 30, 1998

Atlantic Richfield Company.........  Union Texas Petroleum Holdings,      May 4, 1998
                                     Inc.

Union Pacific Resources Group        Norcen Energy Resources              January 26, 1998
  Inc..............................

Sonat, Inc.........................  Zilkha Energy Company                November 24, 1997

Burlington Resources Inc...........  Louisiana Land & Exploration         July 17, 1997
                                     Company

Mesa Inc...........................  Parker & Parsley Petroleum Company   April 7, 1997

    Using publicly available information, Petrie Parkman calculated purchase price of equity multiples of latest twelve month ("LTM") discretionary cash flow, current year's estimated discretionary cash flow and total investment, which Petrie Parkman defined for the purposes of this analysis as purchase price of equity plus net obligations assumed, multiples of LTM earnings before interest, taxes, depreciation, depletion and amortization and exploration expense ("EBITDX") for the target company in each transaction. Petrie Parkman also calculated the implied purchase price of reserves, which Petrie Parkman defined for the purposes of this analysis as total investment less undeveloped acreage value and other assets at book value, multiples of equivalent proved reserves for the target company in each transaction and multiples of standardized measure of future net cash flows (which we refer to as "Standardized Value") for the target company in each transaction. The maximum, mean, median and minimum implied multiples in these transactions are set forth below. The table also includes benchmark multiple ranges selected by Petrie Parkman based on a review of the implied multiples in the recent transactions.

                                               IMPLIED MULTIPLES IN RECENT TRANSACTIONS
                                               -----------------------------------------     BENCHMARK
                                               MINIMUM     MEDIAN      MEAN     MAXIMUM        RANGE
                                               --------   --------   --------   --------   -------------
Purchase Price / LTM Discretionary Cash
  Flow.......................................    1.9x       6.1x       6.3x       9.0x      4.0 - 5.0x
Purchase Price / Current Year's Estimated
  Discretionary Cash Flow....................    3.7x       5.7x       5.7x       8.8x      4.0 - 5.0x
Total Investment / LTM EBITDX................    2.5x       7.3x       7.5x      11.0x      5.5 - 6.0x
Implied Purchase Price of Reserves /
  Equivalent Proved Reserves ($/Mcfe6).......   $0.66      $1.11      $1.23      $3.15     $1.00 - $1.35
Implied Purchase Price of Reserves /
  Standardized Value.........................    0.7x       1.7x       1.7x       2.6x      1.4 - 1.7x

Petrie Parkman applied the benchmark multiples to Forcenergy's LTM discretionary cash flow, current year estimated discretionary cash flow, historical EBITDX, equivalent proved reserves, and Standardized Value to determine enterprise reference value ranges.

    Petrie Parkman also performed a premium analysis for the same universe of company acquisition transactions and offers for control, which compared the offer price per target company share with the target company's share price measured one day, 30 days and 60 days prior to the public announcement of the offer. The maximum, mean, median and minimum premiums (which Petrie Parkman defined for the purposes of this analysis as excess of offer price over target company's stock price stated as a percentage above the target company's stock price), together with benchmark premiums selected by Petrie Parkman based on a review of the implied premiums, for these periods were as follows:

                                                  IMPLIED PREMIUMS IN RECENT TRANSACTIONS
                                                 -----------------------------------------   BENCHMARK
                                                 MINIMUM     MEDIAN      MEAN     MAXIMUM      RANGE
                                                 --------   --------   --------   --------   ----------
One Day Prior..................................    (8.5)%     21.1%      22.6%      66.9%    15% - 25%
30 Days Prior..................................    (7.5)%     30.0%      31.0%      76.0%    25% - 35%
60 Days Prior..................................   (24.8)%     31.1%      26.6%      61.9%    25% - 35%

    Petrie Parkman applied the range of benchmark premiums to the corresponding prices of Forcenergy common stock at one day, 30 days and 60 days prior to the public announcements of the offer to determine enterprise reference value ranges.


    After selecting a composite enterprise reference value range and deducting long-term debt of $238 million and the liquidation of preferred stock of $40 million, adding net working capital of $5 million and dividing by the fully-diluted number of shares of Forcenergy common stock outstanding, the resulting equity reference value range per fully-diluted share was $25.30 to $28.22. Based upon the same methodology used in this analysis, Petrie Parkman also calculated an equity reference value range per fully-diluted Forest common share of $14.05 to $17.71, as more fully described below under "--Company Transaction Analysis--Forest." Petrie Parkman then derived the implied exchange ratio by dividing this equity reference value range into the equity reference value range per fully-diluted share of Forcenergy common stock. This analysis indicated an implied exchange ratio range of 1.80 to 1.59 as compared to the merger exchange ratio of 1.60.


    CAPITAL MARKET COMPARISON--FORCENERGY. Using publicly available information, Petrie Parkman calculated market capitalization multiples of LTM and current year's estimated discretionary cash flow for ten publicly traded companies. Petrie Parkman also calculated enterprise value multiples of LTM and current year's estimated EBITDX, LTM operating cash flow, proved reserves, and Standardized Value for those companies. In each case, multiples of estimated discretionary cash flow and EBITDX were based upon published equity research analyst estimates. Petrie Parkman defined market capitalization for purposes of this analysis as the market value of common equity as of June 30, 2000. Petrie Parkman determined the enterprise value of each company by adding the sum of its long-term and short-term debt to the sum of the market value of its common equity, the market value of its preferred stock (or, if not publicly traded, liquidation or book value) and the book value of its minority interest in other companies and subtracting net working capital.

    Based upon Petrie Parkman's view of the comparability of operating and financial characteristics, Petrie Parkman selected the following companies for this analysis:

    -          Basin Exploration, Inc.                  -          The Houston Exploration Company

    -          Callon Petroleum Company                 -          The Meridian Resource Corporation

    -          Chieftain International, Inc.            -          Newfield Exploration Company

    -          Comstock Resources, Inc.                 -          St. Mary Land & Exploration Company

    -          Cross Timbers Oil Company                -          Stone Energy Corporation

    The minimum, median, mean and maximum multiples for the ten companies are set forth below. The table also includes benchmark multiple ranges selected by Petrie Parkman based on a review of the comparable company multiples.

                                                     COMPARABLE COMPANY MULTIPLES
                                               -----------------------------------------     BENCHMARK
MEASURE                                        MINIMUM     MEDIAN      MEAN     MAXIMUM        RANGE
-------                                        --------   --------   --------   --------   -------------
Market Capitalization / LTM Discretionary
  Cash Flow..................................    3.1x       6.5x       6.6x       9.4x      5.0x - 6.0x
Market Capitalization / 2000 Estimated
  Discretionary Cash Flow....................    2.8x       4.5x       4.6x       6.8x      3.0x - 4.0x
Enterprise Value / LTM EBITDX................    5.8x       8.0x       7.9x       9.2x      6.0x - 7.0x
Enterprise Value / 2000 Estimated EBITDX.....    4.1x       5.1x       5.3x       7.1x      4.0x - 5.0x
Enterprise Value / LTM Operating Cash Flow...    5.2x       7.4x       7.3x       8.6x      5.5x - 6.5x
Enterprise Value / Proved Reserves
  ($/Mcfe6)..................................   $1.00      $1.80      $1.88      $3.38     $1.25 - $1.80
Enterprise Value / Standardized Value........    1.0x       1.7x       1.8x       2.8x      1.3 - 1.7x


    From the enterprise reference value ranges implied by applying the benchmark multiples to Forcenergy's LTM and 2000 estimated discretionary cash flow, LTM and 2000 estimated EBITDX, LTM operating cash flow, proved reserves and Standardized Value, Petrie Parkman determined a composite enterprise reference value range. After deducting long term debt of $238 million and the liquidation value of preferred stock of $40 million and adding net working capital of $5 million to the composite enterprise reference value range and dividing by the fully-diluted number of shares of Forcenergy common stock outstanding, the equity reference value range per fully-diluted share of Forcenergy common stock was $20.45 to $28.22. Based upon the same methodology used in this analysis, Petrie Parkman also calculated an equity reference value range per fully-diluted Forest common share of $14.05 to $16.80, as more fully described below under "--Capital Market Comparison--Forest." Petrie Parkman then derived the implied exchange ratio by dividing this equity reference value range into the equity reference value range per fully-diluted share of Forcenergy common stock. This analysis indicated an implied exchange ratio range of 1.46 to 1.68 as compared to the merger exchange ratio of 1.60.


    GOING CONCERN ANALYSIS--FORCENERGY. Petrie Parkman projected the potential financial performance of Forcenergy without giving effect to the merger for the five year period beginning on January 1, 2000 using Pricing Cases I, II, III and the Strip Pricing Escalated Case. Petrie Parkman prepared these projections using financial, operating and reserve projections prepared and/or provided by Forcenergy management and certain assumptions based upon discussions with Forcenergy management regarding Forcenergy's potential future operating and financial performance.

    For each pricing case, Petrie Parkman evaluated a base case scenario and a sensitivity case scenario using the following assumptions. In each scenario, up to $200 million of available free cash flow was invested in additional exploration activities at assumed finding and development costs of $1.50 per Mcfe6 in the base case scenario and $1.00 per Mcfe6 in the sensitivity case scenario. Excess free cash flow was used to pay down debt. Petrie Parkman calculated a range of terminal equity values by applying terminal multiples of 3.5x, 4.5x and 5.5x to projected 2004 discretionary cash flow and applied after-tax discount rates of 15.0% to 17.5% to terminal equity values. Throughout its analysis, Petrie Parkman used Forcenergy's tax position as of December 31, 1999.


    From the equity reference values implied by this analysis, Petrie Parkman determined a composite equity reference value range per fully-diluted share of Forcenergy common stock of $18.75 to $24.25 in the base case scenario and $26.50 to $32.50 in the sensitivity case scenario. Based upon the same methodology used in this analysis, Petrie Parkman also calculated equity reference value ranges per fully-diluted Forest common share of $12.50 to $15.25 and $18.25 to $21.50 for the base and sensitivity cases, respectively, as more fully described below under "--Going Concern Analysis--Forest." Petrie Parkman then derived the implied exchange ratios by dividing these equity reference value ranges into the equity reference value ranges per fully-diluted share of Forcenergy common stock for the base and sensitivity cases, respectively. This analysis indicated implied exchange ratio ranges of 1.50 to 1.59 and 1.45 to 1.51 for the base and sensitivity cases, respectively, as compared to the merger exchange ratio of 1.60.


    DISCOUNTED CASH FLOW ANALYSIS--FOREST. Petrie Parkman conducted a discounted cash flow analysis for the purpose of determining the equity reference value range per share of Forest common shares. Petrie Parkman calculated the net present value of after-tax cash flows of Forest's oil and gas reserve assets based on the proved, probable, possible and additional reserve estimates referred to above and for its non-reserve assets utilizing information provided by Forest.

    Petrie Parkman evaluated the same five pricing scenarios and used the same operating and capital cost escalation assumptions that were used in the Forcenergy Discounted Cash Flow Analysis.

    Applying various after-tax discount rates ranging from 10.0% to 30.0% depending on reserve category to the after-tax cash flows, assuming a carry-over of Forest's existing tax position as of March 31, 2000 and deducting long term debt of $392 million and adding net working capital of $8 million, the discounted cash flow analysis indicated the following equity reference value ranges per share of Forest common shares, on a fully-diluted basis.

                       PRICING CASE I   PRICING CASE II   PRICING CASE III   STRIP PRICING ESC.   STRIP PRICING FLAT
                       --------------   ---------------   ----------------   ------------------   ------------------
Equity Reference
  Value Range per
  Common Share.......  $4.53 - $6.13     $6.36 - $8.20     $8.22 - $10.29      $5.80 - $7.44        $5.24 - $6.72

Based upon the foregoing, Petrie Parkman selected a composite equity reference value range per fully-diluted Forest common share of $8.00 to $10.00.

    PROPERTY TRANSACTIONS ANALYSIS--FOREST. Petrie Parkman reviewed selected publicly available information for 148 announced oil and gas property transactions and proprietary information for six oil and gas property acquisition transactions between January 1997 and June 2000 in the Gulf of Mexico, Gulf Coast, Rocky Mountain, and Canadian regions. Petrie Parkman calculated the purchase price of reserves per unit of equivalent reserves for the acquired assets in each transaction. Based on a review of the purchase price of reserves per unit of equivalent reserves, Petrie Parkman determined benchmark ranges of purchase prices to Forest's corresponding proved reserve figures in order to yield enterprise reference value ranges for Forest's proved reserves. The number of transactions per region and the maximum, mean and minimum purchase prices for these transactions are set forth in the following table, together with the benchmark purchase price ranges determined by Petrie Parkman.

                                       GULF OF MEXICO    GULF COAST     ROCKY MOUNTAIN      CANADA
                                       --------------   -------------   --------------   -------------
Number of Transactions...............       23               44              35               52

Purchase Price of Reserves / Proved
  Reserves ($/Mcfe6)

  MAXIMUM............................      $1.46            $1.63           $1.39            $1.48

  MEAN...............................      $1.06            $0.83           $0.76            $0.72

  MINIMUM............................      $0.71            $0.20           $0.30            $0.16

Benchmark Range of Purchase Prices
  ($/Mcfe6)..........................  $1.10 - $1.25    $0.95 - $1.15   $0.90 - $1.10    $0.90 - $1.00

Petrie Parkman applied the benchmark ranges of purchase price per unit of equivalent reserves set forth above to Forest's proved reserve figures and, after adjusting for Forest's non-reserve assets, determined an enterprise reference value range. Petrie Parkman then deducted long-term debt of $392 million and added net working capital of $8 million to such enterprise reference value range and divided the resulting figure by the fully-diluted number of Forest common shares outstanding to arrive at an equity reference value range per fully-diluted Forest common share of $5.27 to $7.87.

    COMPANY TRANSACTION ANALYSIS--FOREST. Petrie Parkman reviewed selected publicly available information on the same 18 company acquisition transactions and offers for control that were reviewed in the Forcenergy Company Transaction Analysis.

    Using publicly available information, Petrie Parkman calculated purchase price of equity multiples of LTM and current year's estimated discretionary cash flow and total investment multiples of LTM EBITDX for the target company in each transaction. Petrie Parkman also calculated the implied purchase price of reserves multiples of equivalent proved reserves for the target company in each transaction and multiples of Standardized Value for the target company in each transaction. The maximum, mean, median and minimum implied multiples in these transactions are set forth below. The table also includes benchmark multiple ranges selected based on a review of the implied multiples in these recent transactions.

                                             IMPLIED MULTIPLES IN RECENT TRANSACTIONS
                                             -----------------------------------------
                                             MINIMUM     MEDIAN      MEAN     MAXIMUM    BENCHMARK RANGE
                                             --------   --------   --------   --------   ---------------
Purchase Price / LTM Discretionary Cash
  Flow.....................................    1.9x       6.1x       6.3x       9.0x       4.0 - 6.0x
Purchase Price / Current Year's Estimated
  Discretionary Cash Flow..................    3.7x       5.7x       5.7x       8.8x       4.5 - 5.5x
Total Investment / LTM EBITDX..............    2.5x       7.3x       7.5x      11.0x       6.0 - 8.0x
Implied Purchase Price of Reserves /
  Equivalent Proved Reserves ($/Mcfe6).....   $0.66      $1.11      $1.23      $3.15     $1.00 - $1.35
Implied Purchase Price of Reserves/
  Standardized Value.......................    0.7x       1.7x       1.7x       2.6x       1.5 - 2.1x

Petrie Parkman applied the benchmark multiples to Forest's LTM discretionary cash flow, current year's estimated discretionary cash flow, historical EBITDX, equivalent proved reserves, and Standardized Value to determine enterprise reference value ranges.

    Petrie Parkman also performed a premium analysis for the same universe of company acquisition transactions and offers for control, which compared the offer price per target company share with the target company's share price for the periods of one day, 30 days and 60 days prior to the public announcement of the offer. The maximum, mean, median, and minimum premiums, together with benchmark premiums chosen by Petrie Parkman as a result of such analyses, for these periods were as follows:

                                                   IMPLIED PREMIUMS IN RECENT TRANSACTIONS
                                                  -----------------------------------------   BENCHMARK
                                                  MINIMUM     MEDIAN      MEAN     MAXIMUM      RANGE
                                                  --------   --------   --------   --------   ---------
One Day Prior...................................    (8.5)%     21.1%      22.6%      66.9%    15% - 25%
30 Days Prior...................................    (7.5)%     30.0%      31.0%      76.0%    25% - 35%
60 Days Prior...................................   (24.8)%     31.1%      26.6%      61.9%    25% - 35%

    Petrie Parkman applied the range of benchmark premiums to the corresponding prices of Forest common shares to determine enterprise reference value ranges.

    After selecting a composite enterprise reference value range and deducting long-term debt of $392 million, adding net working capital of $8 million and dividing by the fully-diluted number of Forest common shares outstanding, the resulting equity reference value range per fully-diluted common share was $14.05 to $17.71.

    CAPITAL MARKET COMPARISON--FOREST. Using publicly available information, Petrie Parkman calculated market capitalization multiples of LTM and current year's estimated discretionary cash flow for ten publicly traded companies. Petrie Parkman also calculated enterprise value multiples of LTM and current year's estimated EBITDX, LTM operating cash flow, proved reserves, and Standardized Value for those companies. In each case, multiples of estimated discretionary cash flow and EBITDX were based upon published equity research analyst estimates. Petrie Parkman defined market capitalization for purposes of this analysis as the market value of common equity as of June 30, 2000. Petrie Parkman determined the enterprise value of each company by adding the sum of its long-term and short-term debt to the sum of the market value of its common equity, the market value of its preferred stock (or, if not publicly traded, liquidation or book value) and the book value of its minority interest in other companies and subtracting net working capital.

    Based upon Petrie Parkman's view of the comparability of operating and financial characteristics, Petrie Parkman selected the following companies for this analysis:

    -                       Barrett Resources Corporation                -           The Houston Exploration Company

    -                       Basin Exploration, Inc.                      -           Newfield Exploration Company

    -                       Callon Petroleum Company                     -           St. Mary Land & Exploration Company

    -                       Chieftain International, Inc.                -           Stone Energy Corporation

    -                       HS Resources, Inc.                           -           Tom Brown, Inc.

    The minimum, median, mean and maximum multiples for the ten companies are set forth below. The table also includes benchmark multiple ranges selected by Petrie Parkman based on a review of the comparable company multiples.

                                                    COMPARABLE COMPANY MULTIPLES
                                              -----------------------------------------     BENCHMARK
MEASURE                                       MINIMUM     MEDIAN      MEAN     MAXIMUM        RANGE
-------                                       --------   --------   --------   --------   --------------
Market Capitalization / LTM Discretionary
  Cash Flow.................................    5.1x       7.3x       7.5x      10.0x      6.0x - 8.0x
Market Capitalization / 2000 Estimated
  Discretionary Cash Flow...................    3.4x       5.3x       5.2x       7.4x      4.5x - 5.5x
Enterprise Value / LTM EBITDX...............    7.0x       8.6x       8.4x      10.1x      7.0x - 9.0x
Enterprise Value / 2000 Estimated EBITDX....    4.1x       5.2x       5.5x       7.1x      4.5x - 5.5x
Enterprise Value / LTM Operating Cash
  Flow......................................    6.4x       7.7x       7.6x       9.0x      7.0x - 8.0x
Enterprise Value / Proved Reserves
  ($/Mcfe6).................................   $1.02      $1.75      $1.86      $3.38     $1.65 - $1.85
Enterprise Value / Standardized Value.......    1.2x       2.1x       2.0x       2.8x       1.7 - 2.1x

    From the enterprise reference value ranges implied by applying the benchmark multiples to Forest's LTM and 2000 estimated discretionary cash flow, LTM and 2000 estimated EBITDX, LTM operating cash flow, proved reserves and Standardized Value, Petrie Parkman determined a composite enterprise reference value range. After deducting long term debt of $392 million, adding net working capital of $8 million to the composite enterprise reference value range and dividing by the fully-diluted number of Forest common shares outstanding, the equity reference value range per fully-diluted Forest common share was $14.05 to $16.80.

    GOING CONCERN ANALYSIS--FOREST. Petrie Parkman projected the potential financial performance of Forest without giving effect to the merger for the five year period beginning on January 1, 2000 using Pricing Cases I, II, III and the Strip Pricing Escalated Case. Petrie Parkman prepared these projections using financial, operating and reserve projections prepared and/or provided by Forest management and certain assumptions based upon discussions with Forest management regarding Forest's potential future operating and financial performance.

    For each pricing case, Petrie Parkman evaluated a base case scenario and a sensitivity case scenario using the following assumptions. In each scenario, up to $300 million of available free cash flow was invested in additional exploration activities at assumed finding and development costs of $1.30 per Mcfe6 in the base case scenario and at $1.00 per Mcfe6 in the sensitivity case scenario. Excess free cash flow was used to pay down debt. Petrie Parkman calculated a range of terminal equity values by applying terminal multiples of 4.5x, 5.5x and 6.5x to projected 2004 discretionary cash flow and applied after-tax discount rates of 15.0% to 17.5% to terminal equity values. Throughout its analysis, Petrie Parkman used Forest's existing tax position as of December 31, 1999.

    From the equity reference values implied by this analysis, Petrie Parkman determined a composite equity reference value range per fully-diluted Forest common share of $12.50 to $15.25 in the base case scenario, and $18.25 to $21.50 in the sensitivity case scenario.


    SUMMARY OF REFERENCE VALUE ANALYSES. The following is a summary of the reference value analyses for each methodology for both Forcenergy and Forest and the implied exchange ratios derived from such analyses. As described above, Petrie Parkman calculated the implied exchange ratio for each methodology by dividing the equity reference value range per fully-diluted Forest common share into the equity reference value range per fully-diluted share of Forcenergy common stock.



                                                FORCENERGY
                                                REFERENCE       FOREST REFERENCE    IMPLIED EXCHANGE
                                               VALUE RANGE        VALUE RANGE          RATIORANGE
METHODOLOGY                                      $/SHARE            $/SHARE        (FORCENERGY/FOREST)
-----------                                  ----------------   ----------------   -------------------
Discounted Cash Flow Analysis..............   $16.00 - $20.00    $ 8.00 - $10.00       2.00 - 2.00
Property Transaction Analysis..............   $13.61 - $17.79    $ 5.27 - $ 7.87       2.58 - 2.26
Company Transaction Analysis...............   $25.30 - $28.22    $14.05 - $17.71       1.80 - 1.59
Capital Market Comparison..................   $20.45 - $28.22    $14.05 - $16.80       1.46 - 1.68
Going Concern Analysis.....................
  Base Case Scenario.......................   $18.75 - $24.25    $12.50 - $15.25       1.50 - 1.59
  Sensitivity Case Scenario................   $26.50 - $32.50    $18.25 - $21.50       1.45 - 1.51


    CONTRIBUTION ANALYSIS. Petrie Parkman analyzed certain historical and projected operational and financial effects of the merger for the two-year period beginning January 1, 2000. Petrie Parkman calculated relative contributions to the combined company of production, reserves, EBITDX, enterprise value, market capitalization, discretionary cash flow, and net income by Forcenergy and Forest. The analysis was based on historical financial data and projections based upon research analyst estimates as adjusted to reflect discussions with Forcenergy and Forest management. Based upon the merger exchange ratio of 1.60, Forcenergy shareholders will own approximately 44% of the Forest common shares that are outstanding after the merger. The following table sets forth the contribution Forcenergy would be expected to make to the operational and financial results of the combined entity.

                                                                  FORCENERGY
                                                                 CONTRIBUTION
                                                              -------------------
MEASURE                                                        2000E      2001E
-------                                                       --------   --------
Production..................................................    51%        52%
12/31/99 Proved Reserves....................................    49%        N/A
EBITDX......................................................    48%        51%
6/30/00 Enterprise Value....................................    39%        N/A
6/30/00 Market Value........................................    37%        N/A
Discretionary Cash Flow.....................................    49%        52%
Net Income..................................................    36%        42%


    PRO FORMA MERGER ANALYSIS. Petrie Parkman analyzed the pro forma financial effects of the merger as of March 31, 2000 and for the fiscal years ended 2000 and 2001 with operating projections based upon research analyst estimates as adjusted to reflect discussions with Forcenergy and Forest management. For purposes of its analysis, Petrie Parkman used the merger exchange ratio, made assumptions about cost savings based on discussions with Forcenergy management and assumed the merger would be accounted for as pooling of interests transaction. This analysis indicated that the merger would be 4% dilutive to Forest's current year's estimated earnings, 3% accretive to estimated earnings in 2001 and 15% and 22% accretive to estimated discretionary cash flow in 2000 and 2001, respectively. For the purpose of clarification, the term "accretive" as used above means to increase. The analysis also indicated that the merger would result in a lower total debt to total book capitalization ratio and a lower total debt to total market capitalization ratio than projected for Forest on a stand-alone basis as of March 31, 2000. The analysis also indicated that the merger would result in improved debt coverage, specifically projected 2000 EBITDX to interest expense ratio, total debt to projected 2000 EBITDX ratio, and total debt to projected 2000 discretionary cash flow ratio, than for Forest on a stand-alone basis.

    The description set forth above constitutes a summary of the analyses employed and factors considered by Petrie Parkman in rendering its opinion to the Forcenergy board. Petrie Parkman believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, could create an incomplete view of the process underlying its opinion. The preparation of a fairness opinion is a complex, analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and is not necessarily susceptible to partial analysis or summary description.

    In arriving at its opinion, Petrie Parkman did not attribute any particular weight to any analysis considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis. Any estimates resulting from the analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth in this document.

    In addition, analyses based on forecasts of future results are not necessarily indicative of future results, which may be significantly more or less favorable than suggested by these analyses. Estimates of reference values of companies do not purport to be appraisals or necessarily reflect the prices at which companies may actually be sold. Because the estimates are inherently subject to uncertainty and based upon numerous factors or events beyond the control of the parties and Petrie Parkman, Petrie Parkman cannot assure you that the estimates will prove to be accurate.

    No company used in the analyses of other publicly traded companies nor any transaction used in the analyses of comparable transactions is identical to Forcenergy, Forest or the proposed merger. Accordingly, these analyses must take into account differences in the financial and operating characteristics of the selected publicly traded companies and differences in the structure and timing of the selected transactions and other factors that would affect the public trading values and acquisition values of the companies considered.

    Petrie Parkman, as part of its investment banking business, is continually engaged in the evaluation of energy-related businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Forcenergy selected Petrie Parkman as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the proposed merger. Petrie Parkman has in the past provided financial advisory services to Forcenergy and Forest and has received customary fees for these services. In the ordinary course of business, Petrie Parkman or its affiliates may trade in the debt or equity securities of Forcenergy and Forest for its account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

OPINIONS OF FOREST'S FINANCIAL ADVISORS

    SALOMON SMITH BARNEY

    At the meeting of Forest's board held on July 7, 2000, Salomon Smith Barney delivered its oral opinion, which opinion was subsequently confirmed in a written opinion, dated as of July 10, 2000, to the effect that, as of such date, the merger consideration was fair to Forest from a financial point of view. Subsequent to the meeting of Forest's board, the terms of the transaction with respect to Forcenergy's preferred stock were finalized. The change to these terms did not impact Salomon Smith Barney's opinion that, as of such date, the merger consideration was fair to Forest from a financial point of view.

    THE FULL TEXT OF THE WRITTEN OPINION OF SALOMON SMITH BARNEY IS SET FORTH AS ANNEX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED AND MATTERS

CONSIDERED BY SALOMON SMITH BARNEY. HOLDERS OF FOREST COMMON SHARES ARE URGED TO READ SALOMON SMITH BARNEY'S OPINION IN ITS ENTIRETY.

    In connection with its opinion, Salomon Smith Barney reviewed publicly available information concerning Forest and Forcenergy and other financial information concerning Forest and Forcenergy, including financial forecasts, that were provided to, or discussed with, Salomon Smith Barney by Forest and Forcenergy. Salomon Smith Barney discussed the past and current business operations, financial condition and prospects of Forest and Forcenergy with certain officers and employees of Forest and Forcenergy. Salomon Smith Barney also considered other information, financial studies, analyses, investigations and financial, economic and market criteria that it deemed relevant.

    In its review and analysis and in arriving at its opinion, Salomon Smith Barney assumed and relied upon the accuracy and completeness of the information it reviewed for the purpose of its opinion, and Salomon Smith Barney did not assume any responsibility for independent verification of this information. With respect to the financial forecasts of Forest and Forcenergy, Salomon Smith Barney was advised by the respective managements of Forest and Forcenergy that these forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of Forest and Forcenergy. Salomon Smith Barney expressed no opinion with respect to these forecasts or the assumptions on which they were based. Salomon Smith Barney did not make or obtain, or assume any responsibility for making or obtaining, any independent evaluation or appraisal of any of the assets (including properties and facilities) or liabilities of Forest or Forcenergy.

    Salomon Smith Barney's opinion is necessarily based upon conditions as they existed and could be evaluated on the date of the opinion. Salomon Smith Barney's opinion does not imply any conclusion as to the likely trading range for Forest's common shares following the completion of the merger, which may vary depending upon, among other factors, changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities. Salomon Smith Barney's opinion did not address Forest's underlying business decision to effect the merger. Salomon Smith Barney's opinion is directed only to the fairness, from a financial point of view, of the merger consideration to Forest and does not constitute a recommendation concerning how holders of Forest's common shares should vote with respect to the transactions contemplated by the merger agreement.

    A summary of the presentation made on July 7, 2000 by Salomon Smith Barney to Forest's board in connection with its oral opinion is set forth below. This summary includes information presented in tabular format. IN ORDER TO FULLY UNDERSTAND THE FINANCIAL ANALYSES, THE TABLES MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. CONSIDERING THE DATA SET FORTH BELOW WITHOUT CONSIDERING THE FULL NARRATIVE DESCRIPTION OF THE FINANCIAL ANALYSES, INCLUDING THE METHODOLOGIES AND THE ASSUMPTIONS UNDERLYING THE ANALYSES, COULD CREATE A MISLEADING OR INCOMPLETE VIEW OF THE FINANCIAL ANALYSES OF SALOMON SMITH BARNEY.

    HISTORICAL EXCHANGE RATIO ANALYSIS. Salomon Smith Barney reviewed the daily closing prices of Forest's common shares and shares of Forcenergy common stock during the period beginning on March 11, 2000, the first day shares of Forcenergy common stock began trading following its emergence from bankruptcy protection, and ending on July 5, 2000, and for the one month period ending on July 5, 2000. Salomon Smith Barney determined the implied exchange ratios by dividing the price per share of Forcenergy common stock by the price per Forest common share over each such period. This analysis indicated the following implied exchange ratios, as compared to the exchange ratio of 1.60 Forest common shares per share of Forcenergy common stock in the merger agreement:

                                                         HIGH          LOW         AVERAGE
                                                       --------      --------      --------
Period beginning on 3/11/00 and ending on
  7/05/00........................................        1.64          1.17          1.38
One month period ending on 7/05/00...............        1.41          1.22          1.33

    COMPARABLE COMPANIES ANALYSIS. Salomon Smith Barney compared financial, operating and stock market information, and forecasted financial information for Forcenergy and Forest, with the same information for selected publicly traded independent oil and gas exploration and production companies. The selected comparable companies considered by Salomon Smith Barney were:

    - Barrett Resources Corporation

    - Basin Exploration Inc.

    - Chieftain International Inc.

    - EOG Resources Inc.

    - The Houston Exploration Company

    - Louis Dreyfus Natural Gas Corporation

    - Meridian Resources Co.

    - Noble Affiliates Inc.

    - Newfield Exploration Company

    - Pogo Producing Company

    - Stone Energy Corporation

    The forecasted financial information used by Salomon Smith Barney for the selected comparable companies in the course of these analyses was based on information published by First Call Corporation, which compiles summaries of financial forecasts published by various investment banking firms. With respect to Forcenergy and Forest, the forecasted financial information used by Salomon Smith Barney was based on information provided by the respective managements of Forcenergy and Forest as well as commodity pricing information published by First Call Corporation.

    For each of the selected comparable companies, Salomon Smith Barney derived and compared the ratio of:

    - the company's equity value (defined as fully-diluted common shares outstanding multiplied by the share price) as of July 5, 2000 to its estimated cash flow (defined as net income plus depreciation, depletion, amortization and deferred tax expenses) for 2000;

    - the company's equity value as of July 5, 2000 to its estimated cash flow for 2001;

    - the company's firm value (defined as equity value less cash and option proceeds plus indebtedness plus the value of the preferred stock) to its estimated EBITDA (defined as earnings before interest, taxes, depreciation and amortization expenses) for 2000;

    - the company's firm value to its estimated EBITDA for 2001; and

    - the company's firm value per thousand cubic foot equivalent (Mcfe) of proven reserves as of December 31, 1999.

    The following table sets forth the results of these calculations:

                                                             RANGE        MEDIAN
                                                         -------------   --------
Equity Value/Estimated Cash Flow for 2000..............   2.8x - 6.5x     4.5x
Equity Value/Estimated Cash Flow for 2001..............   3.0x - 5.9x     4.0x
Firm Value/Estimated EBITDA for 2000...................   4.3x - 7.3x     5.7x
Firm Value/Estimated EBITDA for 2001...................   4.1x - 7.7x     5.2x
Firm Value/Proven Reserves (Mcfe)......................  $1.11 - $3.07   $1.55

    Based on the information derived from the selected comparable companies, Salomon Smith Barney derived equity value reference ranges for Forcenergy and Forest. Salomon Smith Barney then translated these reference equity value ranges into an implied exchange ratio range of 1.46 to 1.59, as compared to the transaction exchange ratio of 1.60. Additionally, when the present value of potential synergies was added to the reference equity value range for Forcenergy, the implied exchange ratio range derived was 1.46 to 1.75, as compared to the transaction exchange ratio of 1.60.

    No company used in the comparable public company analysis described above is identical to Forcenergy or Forest. Accordingly, an examination of the results of the analysis necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the businesses and other factors that could affect the public trading value of the companies to which they are being compared.

    DCF BLOWDOWN ANALYSIS--PROVED RESERVES. Salomon Smith Barney conducted a discounted cash flow analysis to calculate the net present value of estimates of future pre-tax cash flows generated from the production of each company's proved reserves as of December 31, 1999, adjusted for production through March 31, 2000, for each of Forcenergy and Forest.

    Salomon Smith Barney's analysis included varying the selling prices for oil and gas. Salomon Smith Barney used two pricing cases. The "Base Case" reflected commodity prices of $25.00 for oil and $3.25 for natural gas in 2000 and 2001 and commodity prices based on the New York Mercantile Exchange forward commodity strip prices as of June 19, 2000, for oil through fiscal year 2006 and for natural gas through fiscal year 2003, and assuming increases of 2% per year thereafter. The "Down Case" reflected commodity prices of $25.00 for oil and $3.25 for natural gas in 2000 and 2001 and commodity prices of $18.00 for oil and $2.50 for natural gas thereafter.

    Based upon this analysis, Salomon Smith Barney calculated equity value reference ranges for each of Forest and Forcenergy to derive an implied exchange ratio reference range of 2.97 to 4.62 as compared to the transaction exchange ratio of 1.60.

    DCF BLOWDOWN ANALYSIS--ALL RESERVE CATEGORIES. Salomon Smith Barney conducted a discounted cash flow analysis to calculate the net present value of estimates of future pre-tax cash flows generated from the production of each company's proved, probable and possible reserves as of December 31, 1999, adjusted for production through March 31, 2000, for each of Forcenergy and Forest.

    Salomon Smith Barney's analysis included varying the selling prices for oil and gas using the Base Case and the Down Case.

    Based upon this analysis, Salomon Smith Barney calculated equity value reference ranges for each of Forest and Forcenergy to derive an implied exchange ratio reference range of 2.06 to 2.59 as compared to the transaction exchange ratio of 1.60.

    NAV ANALYSIS. Salomon Smith Barney conducted a net asset value analysis to calculate equity value reference ranges for each of Forcenergy and Forest to derive an implied exchange ratio range. The net asset value analysis involved adding to the DCF Blowdown Analysis the estimated value of additional assets controlled by each company, including undeveloped acreage, non-cash working capital and other balance sheet assets.

    Salomon Smith Barney's analysis included varying the selling prices for oil and gas using the Base Case and the Down Case. For the purposes of sensitizing the NAV Analysis, Salomon Smith Barney varied the estimated value of the additional undeveloped acreage controlled by each company, using a lower value in conjunction with the Down Case and a higher value in conjunction with the Base Case.

    Based upon this analysis, Salomon Smith Barney calculated equity value reference ranges for each of Forest and Forcenergy to derive an implied exchange ratio range of 1.53 to 1.75 in the Base Case, and an implied exchange ratio range of 1.52 to 1.86 in the Down Case. When the present value of potential synergies was added to the Forcenergy equity value reference range, the derived implied exchange ratio range was 1.53 to 1.91 in the Base Case and 1.52 to 2.09 in the Down Case, in each case as compared to the transaction exchange ratio of 1.60.

    CONTRIBUTION ANALYSIS. Salomon Smith Barney reviewed the relative contribution from each of Forest and Forcenergy to the merged entity for each of the following financial and operating items:

    - EBITDA for 1999 and estimated 2000 and 2001;

    - EBITDA, net of an estimated replacement cost of reserves based upon 5 year historical averages for Forest and Forcenergy, for 1999 and estimated 2000 and 2001;

    - production of oil and gas for 1999 and estimated 2000 and 2001;

    - fiscal year end 1999 reserves;

    - fiscal year end 1999 after tax value of the standardized measure of net future revenues;

    - total assets at March 31, 2000;

    - equity book value at March 31, 2000;

    - cash flow for 1999 and estimated 2000 and 2001;

    - cash flow, net of an estimated replacement cost of reserves based upon 5 year historical averages for Forest and Forcenergy, for 1999 and estimated 2000 and 2001;

    - net income for 1999 and estimated 2000 and 2001;

    - common equity market value at March 31, 2000; and

    - firm value at March 31, 2000.

    Based upon the relative contribution from each of Forest and Forcenergy to the merged entity for each of the financial and operating items listed above, excluding those that were not meaningful, Salomon Smith Barney derived an implied exchange ratio reference range of 1.07 to 3.38 as compared to the transaction exchange ratio of 1.60.

    PRECEDENT TRANSACTIONS ANALYSIS. Salomon Smith Barney reviewed publicly available information regarding ten recent pending or completed exploration and production industry stock acquisitions. The precedent transactions considered by Salomon Smith Barney were the following (in each case, the acquiring company's name is listed first and the target's name is listed second):

    - Devon Energy Corp./Santa Fe Snyder;

    - Anadarko Petroleum Corp./Union Pacific Resources Group Inc.

    - Burlington Resources Inc./Poco Petroleums Ltd.

    - Devon Energy Corp./PennzEnergy Company

    - Santa Fe Energy Resources/Snyder Oil Corp.

    - Seagull Energy Corp./Ocean Energy Inc.

    - Lomak Petroleum Inc./Domain Energy Corporation

    - Ocean Energy, Inc./United Meridian Corp.

    - Burlington Resources Inc./Louisiana Land & Exploration Co.

    - Meridian Resource Co./Cairn Energy USA

    With respect to the financial information for the companies involved in the precedent transactions, Salomon Smith Barney relied on information available in public documents, equity research reports published by certain investment banks and First Call Corporation estimates. With respect to Forcenergy, the forecasted financial information used by Salomon Smith Barney was based on information provided by, or discussed with, Forcenergy's management.

    For the proposed transaction and each precedent transaction, Salomon Smith Barney derived the following:

    - the multiple of the equity value of the acquired company implied by the transaction value to the acquired company's cash flow for the last twelve-month period for which financial results were available prior to the announcement ("LTM Cash Flow");

    - the multiple of the equity value of the acquired company implied by the transaction value to the acquired company's estimated cash flow for the twelve-month period following the announcement of the transaction based on public sources prior to the announcement ("Estimated Cash Flow");

    - the multiple of firm value implied by the transaction value to the acquired company's EBITDA for the last twelve-month period for which financial results were available prior to the announcement ("LTM EBITDA");

    - the multiple of firm value implied by the transaction value to the acquired company's estimated EBITDA for the twelve-month period following the announcement of the transaction based on public sources prior to the announcement ("Estimated EBITDA");

    - the multiple of firm value of the acquired company implied by the transaction value per Mcfe of its proven reserves as of the end of the company's last fiscal year immediately preceding the announcement;

    - the relative percentage of the multiple of firm value of the acquired company implied by the transaction value per Mcfe of its proven reserves as of the end of the company's last fiscal year immediately preceding the announcement as compared to the multiple implied by the firm value of the acquirer based on its trading value on the day prior to the transaction announcement per Mcfe of its proven reserves ("Relative Firm Value/Mcfe"); and

    - the multiple of firm value of the acquired company implied by the transaction value plus estimated future development costs, as reported in the most recent financial statement ("Adjusted Firm Value") per Mcfe of its proven reserves as of the end of the company's last fiscal year immediately preceding the announcement.

    The following table sets forth the results of these analyses as well as those derived by Salomon Smith Barney for Forcenergy at the transaction exchange ratio of 1.60 and assuming Forest's closing share price on July 5, 2000:

                                                                                              FORCENERGY AT
                                                                 RANGE            MEDIAN    TRANSACTION PRICE
                                                          --------------------   --------   -----------------
Equity Value/ LTM Cash Flow.............................        3.9x- 11.1x        6.5x            4.2x
Equity Value/Estimated Cash Flow........................        3.8x- 8.2x         5.3x            3.7x
Firm Value/LTM EBITDA...................................        3.7x- 11.3x        7.5x            5.1x
Firm Value/Estimated EBITDA.............................        4.3x- 9.3x         6.9x            4.9x
Firm Value/Proven Reserves (Mcfe).......................       $0.91- $2.61       $1.31           $1.36
Relative Firm Value /Proven Reserves....................         78%- 176%          105%             78%
Adjusted Firm Value/ Proven Reserves (Mcfe).............       $1.11- $3.17       $1.61           $1.83

    PRECEDENT ASSET TRANSACTIONS. Salomon Smith Barney also reviewed publicly available information regarding eight recent exploration and production industry asset acquisitions:

    - Westport Oil and Gas's acquisition of assets from Equitable Resources,
      Inc;

    - Santa Fe Snyder Corporation's acquisition of assets from USX-Marathon
      Group;

    - Consolidated Natural Gas's acquisition of assets from Pioneer Natural Resources Co;

    - ENI SpA's acquisition of assets from Royal Dutch/Shell Group;

    - Santa Fe Snyder's acquisition of assets from Royal Dutch/Shell Group;

    - An undisclosed purchaser's acquisition of assets from MCN Energy Group
      Inc;

    - Apache Corp.'s acquisition of assets from Royal Dutch/Shell Group; and

    - Energen/Westport's acquisition of assets from Total S.A.

    With respect to the financial information for the companies involved in the precedent transactions, Salomon Smith Barney relied on information available in public documents, equity research reports published by certain investment banks and First Call Corporation estimates. With respect to Forcenergy, the forecasted financial information used by Salomon Smith Barney was based on information provided by, or discussed with, Forcenergy's management.

    For the proposed transaction and each precedent transaction, Salomon Smith Barney derived the following:

    - the multiple of firm value of the acquired company implied by the transaction value per Mcfe of its proven reserves as of the end of the company's last fiscal year immediately preceding the announcement; and

    - the multiple of firm value of the acquired company implied by the transaction value per Mcfe of its annual production for the last twelve month period information was available prior to the announcement.

    The following table sets forth the results of these analyses as well as those derived by Salomon Smith Barney for Forcenergy at the transaction exchange ratio of 1.60 and assuming Forest's closing share price on July 5, 2000:

                                                                                              FORCENERGY
                                                              RANGE            MEDIAN    AT TRANSACTION PRICE
                                                       --------------------   --------   --------------------
Firm Value/Proven Reserves (Mcfe)....................  $       0.73 - $1.52    $0.98            $1.36
Firm Value/LTM Production............................  $       4.00 - $8.69    $5.22            $8.67

    PRO FORMA MERGER CONSEQUENCES. Salomon Smith Barney analyzed certain pro forma effects on Forest from the merger for the fiscal years 2000 and 2001 including the effects on earnings per share, cash flow per share, reserves per share and production per share. In completing its analysis, Salomon Smith Barney included the pro forma impact of potential synergies as if such synergies were realized immediately.

    The following table shows the accretion or dilution to the shareholders of Forest for the statistics and periods indicated.

STATISTIC                                      % ACCRETION /(DILUTION) AT TRANSACTION EXCHANGE RATIO
---------                                      -----------------------------------------------------
2000 Cash Flow Per Share.....................                        16.1%
2001 Cash Flow Per Share.....................                        12.0%
2000 Earnings Per Share......................                       (5.1%)
2001 Earnings Per Share......................                       (8.7%)
FYE 1999 Reserves Per Share..................                        11.1%
2000 Production Per Share....................                        15.8%

    In performing its analyses, Salomon Smith Barney made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of Forest or Forcenergy. The analyses which Salomon Smith Barney performed are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by the analyses. These analyses were prepared solely as part of Salomon Smith Barney's analysis of the fairness, from a financial point of view, of the merger consideration to Forest. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future.

    Pursuant to an engagement letter dated November 30, 1999, Forest agreed to pay to Salomon Smith Barney a fee of approximately $4.25 million if the merger is completed, $250,000 of which has previously been paid. Forest also agreed to indemnify Salomon Smith Barney and certain related persons against various liabilities relating to or arising out of its engagement.

    Salomon Smith Barney is an internationally recognized investment banking firm that provides financial services in connection with a wide range of business transactions. As part of its business, Salomon Smith Barney regularly engages in the valuation of companies and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other purposes. In the past, Salomon Smith Barney and its affiliates have rendered certain investment banking and financial advisory services to Forest and Forcenergy for which they received compensation. In addition, in the ordinary course of their business, Salomon Smith Barney and its affiliates may actively trade the securities of Forest and Forcenergy for their own account and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities. Salomon Smith Barney and its affiliates, including Citigroup Inc., may have other business relationships with Forest and Forcenergy. Forest's board retained Salomon Smith Barney based on Salomon Smith Barney's expertise in the valuation of companies as well as its substantial experience in transactions such as the merger.

    CHASE SECURITIES

    Chase Securities delivered its written opinion, dated as of July 10, 2000, to Forest's board of directors, to the effect that, as of that date and based upon the assumptions made, matters considered and limits of review set forth in its opinion, the merger consideration was fair to Forest from a financial point of view.

    The full text of Chase Securities' written opinion dated as of July 10, 2000, which sets forth the assumptions made, matters considered and certain limitations on the scope of review undertaken by Chase Securities, is attached as Annex D to this joint proxy statement/prospectus. Shareholders are urged to read this opinion in its entirety. Chase Securities' opinion was provided for the use and benefit of Forest's board of directors in its evaluation of the merger, was directed only to the fairness to Forest of the merger consideration from a financial point of view, and does not constitute a recommendation as to how any shareholder should vote with respect to the issuance of Forest common shares or any other matters relating to the merger. This summary of Chase Securities' opinion is qualified in its entirety by reference to the full text of its opinion, which is attached to this joint proxy statement/prospectus as Annex D.

    In arriving at its opinion, Chase Securities, among other things:

    - reviewed a draft dated July 7, 2000 of the merger agreement;

    - reviewed certain publicly available business and financial information that Chase Securities deemed relevant relating to Forest and Forcenergy and the industries in which they operate;

    - reviewed certain internal non-public financial and operating data and forecasts provided to Chase Securities by the management of Forest relating to its business, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the merger, which are referred to as the synergies, furnished to Chase Securities by Forest and Forcenergy;

    - reviewed certain internal non-public financial and operating data and forecasts provided to Chase Securities by the management of Forcenergy relating to its business, which included financial forecasts for fiscal years 2000 and 2001 only, having been advised that Forcenergy had not prepared such forecasts beyond fiscal year 2001;

    - discussed, with members of the senior managements of Forest and Forcenergy, Forest's and Forcenergy's operations, historical financial statements and future prospects, before and after giving effect to the merger and the synergies;

    - compared the financial and operating performance of Forest and Forcenergy with publicly available information concerning certain other companies Chase Securities deemed comparable and reviewed the relevant historical stock prices of Forest common shares and shares of Forcenergy common stock and certain publicly traded securities of such other companies;

    - compared the proposed financial terms of the merger with the financial terms of certain recent transactions Chase Securities deemed reasonably comparable to the merger and otherwise relevant to Chase Securities' inquiry; and

    - made such other analyses and examinations as Chase Securities deemed necessary or appropriate.

    In rendering its opinion, Chase Securities assumed and relied upon, without assuming any responsibility for verification, the accuracy and completeness of all of the financial and other information provided to, discussed with or reviewed by or for Chase Securities, or publicly available, for purposes of its opinion and further relied upon the assurance of the managements of Forest and Forcenergy that they were not aware of any facts that would make such information inaccurate or misleading. Chase Securities neither made nor obtained any independent evaluations or appraisals of the assets or liabilities of Forest or Forcenergy, nor did Chase Securities conduct a physical inspection of the properties or facilities of Forest or Forcenergy. Chase Securities assumed that the financial forecasts and the synergies provided to or discussed with it by Forest and Forcenergy had been reasonably determined on bases reflecting the best currently available estimates and judgments of the managements of Forest and Forcenergy as to the future financial performance of their respective companies and the synergies. Chase Securities expressed no view as to such forecast or projection information or the assumptions on which they were based.

    For purposes of rendering its opinion, Chase Securities assumed that, in all respects material to its analysis, the representations and warranties of each party contained in the merger agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the merger would be satisfied without waiver thereof. Chase Securities further assumed that all material governmental, regulatory or other consents and approvals would be obtained and that in the course of obtaining any necessary governmental, regulatory or other consents and approvals, or any amendments, modifications or waivers to any documents to which either Forest or Forcenergy is a party, as contemplated by the merger agreement, no restrictions would be imposed or amendments, modifications or waivers made that would have any material adverse effect on the contemplated benefits of the merger. Chase Securities further assumed that the merger would qualify as a tax-free reorganization for U.S. federal income tax purposes. Chase Securities also assumed that the definitive merger agreement would not differ in any material respects from the draft thereof furnished to Chase Securities.

    Chase Securities did not participate in the structuring or the negotiation of the terms of the merger.

    Chase Securities' opinion was necessarily based on market, commodity price, economic and other conditions as they existed and could be evaluated on the date of its opinion. Chase Securities' opinion was limited to the fairness, from a financial point of view, to Forest of the merger consideration and Chase Securities expressed no opinion as to the merits of the underlying decision by Forest to engage in the merger. In addition, Chase Securities expressed no opinion as to the prices at which Forest common shares would trade following the announcement or the consummation of the merger.

    The following is a summary of certain financial and comparative analyses performed by Chase Securities in arriving at its opinion. Some of these summaries of financial analyses include information presented in tabular format. In order to understand fully the financial analyses used by Chase Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

    HISTORICAL EXCHANGE RATIO ANALYSIS. Chase Securities reviewed the per share daily closing market price movements of Forest common shares and shares of Forcenergy common stock for the period from March 13, 2000, the first post-bankruptcy trading day for shares of Forcenergy common stock, to July 7, 2000, and calculated the historical exchange ratios during this period implied by dividing the daily closing prices per share of Forcenergy common stock by those of Forest common shares and the averages of those historical trading ratios for the one-week, two-week, one-month and two-month periods ending
July 7, 2000 and the period from March 13, 2000 to July 7, 2000. The analysis resulted in the following average historical trading ratios for the periods indicated (rounded to the nearest hundredth):

PERIOD ENDING JULY 7, 2000                                IMPLIED EXCHANGE RATIO
--------------------------                                ----------------------
July 3, 2000............................................          1.32x
Last 1 Week.............................................          1.24x
Last 2 Weeks............................................          1.29x
Last 1 Month............................................          1.31x
Last 2 Months...........................................          1.32x
March 13, 2000 to July 7, 2000..........................          1.36x

    CONTRIBUTION ANALYSIS. Chase Securities estimated the contribution of each of Forest and Forcenergy to the pro forma combined company with respect to:

    - projected discretionary cash flow;

    - projected earnings before interest, taxes, depreciation and amortization, which is referred to as EBITDA;

    - projected production for fiscal years 2000 and 2001;

    - projected total assets for fiscal years 2000 and 2001;

    - fiscal year 1999 actual proven reserves; and

    - adjusted proven reserves.

    The reserve measures for the adjusted proven reserves were based upon reserve reports provided by Forest and Forcenergy management, risk-adjusted at 90% proved developed producing, which is referred to as PDP, 70% proved developed non-producing, which is referred to as PDNP, and 50% proved undeveloped, which is referred to as PUD. The relative contributions of Forest to the pro forma combined company based upon projected discretionary cash flow and projected EBITDA resulted in an implied exchange ratio range of 1.94x to 2.21x.

    COMPARABLE PUBLIC COMPANIES ANALYSIS. Using publicly available information, Chase Securities compared certain financial and operating information and ratios for Forest with corresponding financial and operating information and ratios for the following five companies in lines of business believed to be generally comparable to those of Forest, as follows:

    - Barrett Resources Corporation;

    - Tom Brown, Inc.;

    - The Houston Exploration Company;

    - Stone Energy Corporation; and

    - Swift Energy Company.

    The analysis indicated that:

    - the ratio of the equity value, meaning the market value of equity, to projected discretionary cash flow ranged from 4.1x to 7.5x for 2000, with a mean of 5.6x and a median of 5.3x, and ranged from 3.9x to 6.7x for 2001, with a mean of 5.2x and a median of 4.9x; and

    - the ratio of the firm value, meaning the market value of equity plus total debt, preferred stock and minority interest minus cash as of March 31, 2000, to estimated earnings before interest, taxes, depreciation, amortization and exploration expense, which is referred to as EBITDAX, ranged from 4.9x to 8.3x for 2000, with a mean of 6.2x and a median of 6.0x, and ranged from 4.7x to 8.3x for 2001, with a mean of 6.1x and median of 5.8x.

    Chase Securities also compared certain financial and operating information and ratios for Forcenergy with corresponding financial and operating information and ratios for the following eight companies in lines of business believed to be generally comparable to those of Forcenergy, as follows:

    - Chieftain International, Inc.;

    - Comstock Resources, Inc.;

    - EEX Corporation;

    - The Houston Exploration Company;

    - The Meridian Resource Corporation;

    - St. Mary Land & Exploration Company;

    - Stone Energy Corporation; and

    - Swift Energy Company.

    This analysis indicated that:

    - the ratio of the equity value to projected discretionary cash flow ranged from 1.9x to 6.6x for 2000, with a mean of 4.0x and a median of 4.1x, and ranged from 1.7x to 6.0x for 2001, with a mean and median of 3.7x; and

    - the ratio of the firm value to estimated EBITDAX ranged from 4.4x to 6.0x for 2000, with a mean of 5.0x and a median of 4.8x, and ranged from 3.7x to 5.8x for 2001, with a mean of 4.9x and median of 5.1x.

    Based upon the range of multiples derived from the analysis conducted for the two sets of companies listed above, Chase Securities estimated an equity value reference range per Forest common share of $15.10 to $20.50, and an equity value reference range per share of Forcenergy common stock of $23.10 to $30.40. The analysis yielded the following implied exchange ratios (rounded to the nearest hundredth):

COMPARISON                                                IMPLIED EXCHANGE RATIO
----------                                                ----------------------
Lowest estimated valuation of Forcenergy common stock
  divided by highest estimated valuation of Forest
  common shares.........................................           1.13x

Highest estimated valuation of Forcenergy common stock
  divided by lowest estimated valuation of Forest common
  shares................................................           2.01x

    COMPARABLE ASSET TRANSACTIONS ANALYSIS. Chase Securities reviewed certain publicly available information regarding selected asset sales in the oil and gas exploration and production industry in two categories:

    - Gulf Coast Asset Transactions and

    - Gulf of Mexico--Offshore Asset Transactions.

    For Gulf Coast Asset Transactions, the comparable transactions and the month in which each transaction closed were as follows:

    - Cabot Oil & Gas Corporation/Oryx Energy Company (December 1998);

    - Cross Timbers Oil Company/EEX Corporation (April 1998);

    - EEX Corporation/Tesoro Petroleum Corporation (December 1999);

    - Forest Oil Corporation/LLOG Exploration Company (February 1998);

    - The Meridian Resource Corporation/Shell Oil Company (June 1998); and

    - Phillips Petroleum Company/Kelley Oil & Gas Corporation (May 1999).

    For Gulf of Mexico--Offshore Asset Transactions, the comparable transactions and the month in which each transaction closed were as follows:

    - The Coastal Corporation/Titan Exploration, Inc. (May 1999);

    - Eni SpA/Royal Dutch/Shell Group (August 1999);

    - Enron Oil & Gas Company/Union Pacific Resources Group Inc. (August 1998);

    - Newfield Exploration Company/an undisclosed private corporation (August 1998);

    - Santa Fe Snyder Corporation/USX-Marathon Group (January 2000);

    - The Houston Exploration Company/Chevron Corporation (November 1998); and

    - Westport Oil and Gas Company/Equitable Resources, Inc. (April 2000).

    The analysis indicated that:

    - for the Gulf Coast Asset Transactions, the ratio of transaction value to proven thousands of cubic feet equivalent of reserves, which is referred to as Mcfe, ranged from $0.73 to $1.38, with a mean of $1.04 and a median of $1.00; and

    - for the Gulf of Mexico--Offshore Asset Transactions, the ratio of transaction value to proven Mcfe ranged from $0.80 to $1.25, with a mean of $1.12 and a median of $1.20.

    Based upon the range of multiples derived from the analysis conducted for the transactions listed above, Chase Securities estimated a reference range for the ratio of firm value to 1999 actual proven Mcfe for Forcenergy of $1.00 to $1.40. This reference range translated into an implied equity value reference range per Forcenergy common share of $16.80 to $27.50.

    The analysis yielded the following implied exchange ratios (rounded to the nearest hundredth):

COMPARISON                                                IMPLIED EXCHANGE RATIO
----------                                                ----------------------
Lowest estimated valuation of shares of Forcenergy
  common stock divided by closing share price of Forest
  common shares as of July 7, 2000......................           1.05x

Highest estimated valuation of shares of Forcenergy
  common stock divided by closing share price of Forest
  common shares as of July 7, 2000......................           1.72x

    PREMIUMS PAID ANALYSIS. Chase Securities reviewed the premiums paid in selected business combinations in the oil and gas exploration and production industry that Chase Securities determined were comparable to the merger. The transactions and the month in which each transaction was announced were:

    - Devon Energy Corporation's acquisition of Santa Fe Snyder Corporation (May 2000);

    - Anadarko Petroleum Corporation's acquisition of Union Pacific Resources Group Inc. (April 2000);

    - Devon Energy Corporation's acquisition of PennzEnergy Company (May 1999);

    - Sante Fe Energy Resources, Inc.'s acquisition of Snyder Oil Corporation (January 1999);

    - Seagull Energy Corporation's acquisition of Ocean Energy, Inc. (November 1998);

    - Kerr-McGee Corporation's acquisition of Oryx Energy Company
      (October 1998);

    - Lomak Petroleum, Inc.'s acquisition of Domain Energy Corporation
      (May 1998);

    - Atlantic Richfield Co.'s acquisition of Union Texas Petroleum Holdings, Inc. (May 1998);

    - Ocean Energy, Inc.'s acquisition of United Meridian Corporation (December 1997);

    - Chesapeake Energy Corporation's acquisition of Hugoton Energy Corporation (November 1997);

    - Texaco Inc.'s acquisition of Monterey Resources, Inc. (August 1997);

    - Burlington Resources Inc.'s acquisition of The Louisiana Land and Exploration Company (July 1997);

    - The Meridian Resource Corporation's acquisition of Cairn
      Energy USA, Inc. (July 1997);

    - Louis Dreyfus Natural Gas Corp.'s acquisition of American Exploration Company (June 1997);

    - Forcenergy Inc's acquisition of Convest Energy Corporation (June 1997);

    - Monterey Resources, Inc.'s acquisition of McFarland Energy, Inc. (June 1997); and

    - MESA Inc.'s acquisition of Parker & Parsley Petroleum Company
      (April 1997).

    For each transaction listed above, Chase Securities calculated the premium represented by the offer price over the target company's share price one day, one week and one month prior to the date of the transaction's announcement. The analysis indicated that:

    - the premium to the share price one day prior to announcement ranged from negative 3.6% to 50.6%, with a mean of 16.8% and a median of 13.0%;

    - the premium to the share price one week prior to announcement ranged from negative 9.6% to 54.8%, with a mean of 21.2% and a median of 16.1%; and

    - the premium to the share price one month prior to announcement ranged from negative 15.6% to 74.9%, with a mean of 24.7% and a median of 21.6%.

    Chase Securities calculated a range of implied prices per share of Forcenergy common stock by applying the mean and median figures listed above to the closing share price of Forcenergy common stock as of July 7, 2000. By comparing this range of implied prices per share of Forcenergy common stock to the closing price of Forest common shares as of July 7, 2000, Chase Securities calculated a range of implied exchange ratios. Thus, the analysis yielded an implied exchange ratio range of 1.50x to 1.65x (rounded to the nearest hundredth).

    RELATIVE VALUATION ANALYSIS. Chase Securities reviewed certain publicly available information regarding selected merger transactions in the oil and gas exploration and production industry that Chase Securities determined were comparable to the merger. These merger transactions, along with the month in which each transaction was announced, were as follows:

    - Devon Energy Corporation's acquisition of Santa Fe Snyder Corporation (May 2000);

    - Anadarko Petroleum Corporation's acquisition of Union Pacific Resources Group Inc. (April 2000);

    - Talisman Energy Inc.'s acquisition of Rigel Energy Corporation (August 1999);

    - Burlington Resources Inc.'s acquisition of Poco Petroleums Ltd. (August 1999);

    - Devon Energy Corporation's acquisition of PennzEnergy Company (May 1999);

    - Sante Fe Energy Resources, Inc.'s acquisition of Snyder Oil Corporation (January 1999);

    - Seagull Energy Corporation's acquisition of Ocean Energy, Inc. (November 1998);

    - Kerr-McGee Corporation's acquisition of Oryx Energy Company
      (October 1998);

    - Devon Energy Corporation's acquisition of Northstar Energy Corporation (June 1998);

    - Lomak Petroleum, Inc.'s acquisition of Domain Energy Corporation
      (May 1998);

    - Atlantic Richfield Company's acquisition of Union Texas Petroleum Holdings, Inc. (May 1998); and

    - Union Pacific Resources Group Inc.'s acquisition of Norcen Energy Resources Limited (January 1998).

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
    Chase Securities reviewed the ratios between the transaction value and EBITDAX, earnings before interest and taxes, which is referred to as EBIT, the after-tax present value of the estimated future net oil and gas cash flows discounted at 10%, which is referred to as the A-T SEC PV 10, and proven Mcfe for the transactions listed above. The analysis indicated that:

    - the ratio of transaction value to EBITDAX ranged from 3.7x to 9.8x, with a mean of 7.1x and a median of 7.4x, compared to the ratio implied by the merger of 4.9x;

    - the ratio of transaction value to EBIT ranged from 16.2x to 31.5x, with a mean of 23.1x and a median of 21.7x, compared to the ratio implied by the merger of 11.1x;

    - the ratio of transaction value to A-T SEC PV 10 ranged from 1.2x to 2.5x, with a mean and median of 1.9x, compared to the ratio implied by the merger of 1.2x; and

    - the ratio of transaction value to proven Mcfe ranged from $0.84 to $1.74, with a mean of $1.19 and a median of $1.16, compared to the ratio implied by the merger of $1.38.

    For this analysis, the transaction value was defined as the equity purchase price plus debt and preferred stock less cash. In completing this analysis, Chase Securities assumed that the Forcenergy preferred stock was acquired for
68.6141 Forest common shares for each share of $1,000 stated value Forcenergy preferred stock.

    PRO FORMA MERGER ANALYSIS. Chase Securities also analyzed the pro forma effects of the merger on the projected discretionary cash flow of Forest for fiscal years 2000 and 2001, including synergies furnished to it by Forest management. The analysis yielded the following percentages accretion to the shareholders of Forest as a result of the merger.

PERIOD                                                        ACCRETION
------                                                        ---------
2000........................................................     7.8%

2001........................................................     8.7%

    The following is a summary of implied exchange ratio ranges derived from Chase Securities' historical exchange ratio analysis, contribution analysis, comparable public companies analysis, comparable transactions analysis and premiums paid analysis, all as described above:

METHOD OF ANALYSIS                                   IMPLIED EXCHANGE RATIO RANGE
------------------                                   ----------------------------
Historical Exchange Ratio Analysis.................       1.17x to 1.64x

Contribution Analysis..............................       1.94x to 2.21x

Comparable Public Companies Analysis...............       1.13x to 2.01x

Comparable Transactions Analysis...................       1.05x to 1.72x

Premiums Paid Analysis.............................       1.50x to 1.65x

    The summary set forth above does not purport to be a complete description of the analyses performed by Chase Securities in arriving at its opinion. Arriving at a fairness opinion is a complex process not necessarily susceptible to partial analysis or summary description. Chase Securities believes that its analyses must be considered as a whole and that selecting portions of analyses and of the factors considered by it, without considering all such factors and analyses, could create a misleading view of the processes underlying its opinion. Chase Securities did not assign relative weights to any of its analyses in preparing its opinion. The matters considered by Chase Securities in its analyses were based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Forest's and Forcenergy's control and involve the application of complex methodologies and educated judgment. Any estimates incorporated in the analyses performed by Chase Securities are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty. None of the comparable companies used in the comparable public companies analysis described above is identical to Forest or Forcenergy, and none of the comparable transactions used in the comparable transactions analysis, the premiums paid analysis or the relative valuation analysis described above is identical to the merger. Accordingly, an analysis of publicly traded comparable companies and transactions is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies or company to which they are being compared.

    Forest's board of directors selected Chase Securities to act as its financial advisor on the basis of the reputation of Chase Securities as an internationally recognized investment banking firm with substantial expertise in transactions similar to the merger and because it is familiar with Forest and its business. As part of its financial advisory business, Chase Securities is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for estate, corporate and other purposes. Chase Securities acted as financial advisor to Forest's board of directors in connection with the delivery of its opinion. The Chase Manhattan Corporation and its affiliates, including Chase Securities, have from time to time, in the ordinary course of business, provided commercial and investment banking services to Forest and its affiliates. The Chase Manhattan Corporation and its affiliates have received usual and customary compensation for such services, which they may continue to provide in the future. In that regard, Forest has a $300 million global credit facility with a syndicate of banks led by The Chase Manhattan Bank, and Chase Securities has delivered a commitment letter to Forest with respect to arranging a $600 million global credit facility in connection with the merger, for which financing Chase Securities will receive usual and customary compensation. In the ordinary course of business, Chase Securities or its affiliates may trade in the debt and equity securities of Forest and Forcenergy for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

    The terms of the engagement of Chase Securities by Forest's board of directors are set forth in a letter dated June 1, 2000. Pursuant to the terms of the letter agreement, Forest agreed to pay to Chase Securities a fee of $500,000 upon delivery of Chase Securities' fairness opinion. In addition to this compensation, Forest has also agreed to reimburse Chase Securities for its reasonable out-of-pocket expenses (including the fees of its legal counsel) and to indemnify Chase Securities and certain related persons from and against certain liabilities in connection with its engagement, including certain liabilities under the federal securities laws, arising out of its engagement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    FORCENERGY

    Some of Forcenergy's directors and executive officers have interests in the merger that are different from the Forcenergy stockholders' interests.

    CERTAIN EXECUTIVE OFFICERS. Pursuant to their respective employment agreements, the following Forcenergy officers are entitled to receive the benefits described below. The merger will constitute a "change of control" for purposes of these employment agreements.

    - Richard G. Zepernick, Jr., President and Chief Executive Officer, will receive a bonus equal to his base salary of $350,000 payable within 15 days of the date of the change of control. It is expected that Mr. Zepernick will continue employment with Forest as President and Chief Operating Officer. Under his current employment agreement, Mr. Zepernick may resign his employment at any time up to two years after the date of the change of control and will receive

      2.5 times his total annual compensation, an indemnity for any excise tax liability of up to $500,000 and a continuation of his health benefits for a period of 30 months. The 300,000 options for the purchase of shares of Forcenergy common stock held by Mr. Zepernick will vest on consummation of the merger and will be exercisable to purchase Forest common shares until the earlier to occur of 18 months after his employment is terminated or ten years from the date of original grant.

    - E. Joseph Grady, Vice President, Treasurer and Chief Financial Officer, will receive two times his base salary of $300,000 if his employment is terminated following the merger. The 86,715 options for the purchase of shares of Forcenergy common stock held by Mr. Grady will vest on consummation of the merger and will be exercisable to purchase Forest common shares until the earlier to occur of twelve months after his employment is terminated or ten years from the date of original grant.

    - Thomas F. Getten, Vice President--General Counsel and Secretary, will receive two times his base salary of $300,000 if his employment is terminated following the merger. The 65,802 options for the purchase of shares of Forcenergy common stock held by Mr. Getten will vest on consummation of the merger and will be exercisable to purchase Forest common shares until the earlier to occur of twelve months after his employment is terminated or ten years from the date of original grant.

    - Robert G. Gerdes, Vice President--Geoscience, will receive two times his base salary of $200,000 if his employment is terminated following the merger. The 48,994 options for the purchase of shares of Forcenergy common stock held by Mr. Gerdes will vest on consummation of the merger and will be exercisable to purchase Forest common shares until the earlier to occur of twelve months after his employment is terminated or ten years from the date of original grant.

    - Gary E. Carlson, Vice President--Alaska Division, will receive two times his base salary of $275,000 if his employment is terminated following the merger. The 58,596 options for the purchase of shares of Forcenergy common stock held by Mr. Carlson will vest on consummation of the merger and will be exercisable to purchase Forest common shares until the earlier to occur of twelve months after his employment is terminated or ten years from the date of original grant.

    Mr. Zepernick, Mr. Grady and Mr. Getten participated in negotiations with Forest and its representatives in connection with the merger.

    CERTAIN DIRECTORS. Pursuant to the merger agreement, Stephen A. Kaplan and Forrest E. Hoglund, each a director of Forcenergy, will be appointed directors of Forest.


    The Oaktree funds own 11,676 shares of Forcenergy's preferred stock, representing approximately 28% of the outstanding Forcenergy preferred stock. In addition to their positions as directors of Forcenergy, Stephen A. Kaplan and B. James Ford serve as principal and senior vice president, respectively, of Oaktree. Lehman Brothers owns 11,625 shares of Forcenergy's preferred stock, representing approximately 28% of the outstanding Forcenergy preferred stock. In addition to his position as a director of Forcenergy, Gregory P. Pipkin is a managing director of Lehman. Pursuant to the terms of the certificate of designation for the preferred stock, upon the occurrence of a change of control, holders of preferred stock are entitled to "put" their shares of preferred stock to Forcenergy for a cash amount equal to 101% of the $1,000 per share liquidation preference. Pursuant to the merger agreement, and in lieu of any such cash payment, each share of Series A Preferred Stock will be converted into the right to receive 68.6141 Forest common shares.


    The Oaktree funds own warrants for the purchase of 505,530 shares of Forcenergy common stock. Lehman owns warrants for the purchase of 503,325 shares of Forcenergy common stock. Pursuant to the terms of the merger agreement, warrants to purchase Forcenergy common stock will be converted into warrants to purchase of Forest common shares. The number of shares purchasable under these warrants and the exercise price therefor will be adjusted to reflect the exchange ratio. Thus, although the economic value represented by these warrants will not be increased or decreased as a result of the merger, the merger may be considered as providing an additional benefit to Lehman and the Oaktree funds in their capacity as warrantholders in that the Forest common shares for which the warrants will be exercisable following the merger are expected to represent a more liquid security than the Forcenergy common stock, which would facilitate resales of the underlying shares following exercise of the warrants.

    Lehman has been retained by Forcenergy as a financial advisor in connection with the merger, for which Lehman will be paid a fee of $3 million upon consummation of the merger.

    Two of Forcenergy's directors, Michael Bennett and Clifford Hickey, are designated by The Anschutz Corporation, which also has designated directors of Forest. Mr. Bennett and Mr. Hickey did not participate in the Forcenergy board's decision on this transaction.

    FOREST

    Some of Forest's directors have interests in the merger that are different from Forest shareholders' interests.

    Three of Forest's directors, Philip Anschutz, Craig Slater and Cannon Harvey, are designated by The Anschutz Corporation. The Anschutz Corporation owns both common stock and preferred stock of Forcenergy that will be converted into Forest common shares in the merger. However, Mr. Anschutz, Mr. Slater and Mr. Harvey did not participate in the Forest board's decision on this transaction due to this interest of The Anschutz Corporation.

ACCOUNTING TREATMENT

    The merger will be accounted for as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of Forest and Forcenergy will be carried forward to the combined company at their recorded amounts, and income of the combined company will include income of Forest and Forcenergy for the entire fiscal year in which the merger occurs. The results of operations of Forecenergy prior to December 31, 1999, the effective date of its reorganization and fresh start reporting, will not be included in the financial statements of the combined company. Unaudited pro forma combined financial statements giving effect to the merger are presented under "Condensed Pro Forma Combined Financial Information."

    The merger agreement provides that it is a condition to the obligations of Forest and Forcenergy that certain affiliates of Forest and Forcenergy execute a written agreement at the effective time of the merger to the effect that they have not transferred shares of Forest common stock or Forcenergy common stock within the preceding 30 days and will not transfer any Forest common shares or shares of Forcenergy common stock prior to the date that Forest publishes financial statements that reflect 30 days of consolidated operations of Forest and Forcenergy (which agreements relate to the ability of Forest to account for the merger as a pooling of interests).

REGULATORY APPROVALS


    Under the Hart-Scott-Rodino Act, the merger may not be consummated unless certain filings have been submitted to the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice and certain waiting period requirements have been satisfied. On August 10, 2000, Forest and Forcenergy submitted the required filings to the Federal Trade Commission and the Antitrust Division. The waiting period under the Hart-Scott-Rodino Act terminated on August 24, 2000.

    The Federal Trade Commission and the Antitrust Division frequently scrutinize the legality under the antitrust laws of transactions like the merger. At any time before or after the completion of the merger, the Federal Trade Commission or the Antitrust Division could take any action under the antitrust laws as its deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking the divestiture of substantial assets of Forest or Forcenergy. Forest and Forcenergy believe that the completion of the merger will not violate the antirust laws. We cannot predict, however, whether the merger will be challenged on antitrust grounds, or, if such a challenge is made, what the result will be.

    Other than as we describe in this document, the merger does not require the approval of any U.S. federal or state or foreign agency. We will, however, be required to make various filings with U.S. federal and state and foreign governmental authorities to complete the merger.

LEGAL PROCEEDINGS

    On March 21, 1999, Forcenergy and its wholly-owned subsidiary, Forcenergy Resources Inc., filed voluntarily under Chapter 11 of the U.S. Bankruptcy Code in order to facilitate the restructuring of Forcenergy's long-term debt, revolving credit, trade and other obligations. Forcenergy continued to operate as a debtor-in-possession subject to the bankruptcy court's supervision and orders until its plan of reorganization (which was confirmed on January 19, 2000) became effective on February 15, 2000.

    Forcenergy is a party to various claims and routine litigation arising in the normal course of its business. Obligations of Forcenergy arising out of activities prior to the March 21, 1999 bankruptcy petition date will be discharged in accordance with the plan of reorganization. The largest remaining disputed claim filed with the bankruptcy court is the claim of Escopeta Oil & Gas Corp., Escopeta Production Alaska, Inc., Danny S. Davis, Robert Warthen and Walten D. Wells (collectively, the "Escopeta Group"), which asserted a claim in excess of $100 million. Forcenergy believes the Escopeta Group claim to be without merit and continues to vigorously contest it. Based on information currently available, management of Forcenergy believes that the result of all remaining claims and litigation, including that of the Escopeta Group, will not have a material adverse effect on the financial position or results of operations of Forcenergy.


    Pursuant to its plan of reorganization, Forcenergy established a reserve and issued and deposited in the reserve shares of Forcenergy common stock to be distributed to claimants in the event their disputed claims are finally determined by the bankruptcy court to be allowed claims. The shares of Forcenergy common stock in the reserve will be exchanged for Forest common shares in accordance with the merger agreement. The shares deposited in the reserve are sufficient to cover approximately $15 million in allowed claims. If the shares in the reserve are inadequate to cover all allowed claims, then under its plan of reorganization Forcenergy would be required to issue additional shares of common stock to the holders of such claims. Forest has agreed, pursuant to the merger agreement, to issue additional Forest common shares (adjusted in accordance with the exchange ratio) to holders of allowed claims in satisfaction of Forcenergy's obligation under the plan of reorganization in the event the Forcenergy reserve is insufficient to cover all such allowed claims. Forcenergy believes, however, that the shares in the reserve are adequate to cover all remaining disputed claims that may be subsequently allowed. There can be no assurance, however, that this will be the case.


APPRAISAL RIGHTS

    The following summary discusses the material provisions of Section 262 of the Delaware General Corporation Law, but may not contain all of the information that is important to you. You should read the full text of Section 262 of the Delaware General Corporation Law, a copy of which is attached to this joint proxy statement/prospectus as Annex F and is incorporated into this summary by reference.

    Under Delaware law, Forcenergy common stockholders are not entitled to appraisal rights in connection with the merger. However, holders of Forcenergy preferred stock are entitled to appraisal rights under Delaware law. If the merger is completed, each holder of Forcenergy preferred stock who (1) files written notice with Forcenergy of an intention to exercise rights to appraisal of his, her or its shares prior to the Forcenergy special meeting and
(2) follows the procedures set forth in Section 262 will be entitled to be paid for his or her shares of Forcenergy preferred stock by the surviving corporation the fair value in cash of the shares of Forcenergy preferred stock. The fair value of shares of Forcenergy preferred stock will be determined by the Delaware Court of Chancery, exclusive of any element of value arising from the merger. The shares of Forcenergy preferred stock with respect to which holders have perfected their appraisal rights in accordance with Section 262 and have not effectively withdrawn or lost their appraisal rights are referred to in this joint proxy statement/ prospectus as the "dissenting shares."

    Within ten days after the effective date of the merger, Forcenergy, as the surviving corporation in the merger, must mail a notice to all stockholders who have complied with (1) and (2) above notifying such stockholders of the effective date of the merger. Within 120 days after the effective date, holders of Forcenergy preferred stock may file a petition in the Delaware Court of Chancery for the appraisal of their shares, although they may, within 60 days of the effective date, withdraw their demand for appraisal. Within 120 days of the effective date, the holders of dissenting shares may also, upon written request, receive from Forcenergy a statement setting forth the aggregate number of shares with respect to which demands for appraisals have been received.

    Appraisal rights are available only to the record holder of shares. If you wish to exercise appraisal rights but have a beneficial interest in shares which are held of record by or in the name of another person, such as a broker or nominee, you should act promptly to cause the record holder to follow the procedures set forth in Section 262 to perfect your appraisal rights. A demand for appraisal should be signed by or on behalf of the stockholder exactly as the stockholder's name appears on the stockholder's stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be executed in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a record holder; however, in the demand the agent must identify the record owner or owners and expressly disclose that the agent is executing the demand as an agent for the record owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights for the shares held for one or more beneficial owners and not exercise rights for the shares held for other beneficial owners. In this case, the written demand should state the number of shares for which appraisal rights are being demanded. When no number of shares is stated, the demand will be presumed to cover all shares held of record by the broker or nominee.

    If any holder of Forcenergy preferred stock who demands appraisal of his or her shares under Section 262 fails to perfect, or effectively withdraws or loses the right to appraisal, his or her shares will be converted into a right to receive a number of Forest common shares in accordance with the terms of the merger agreement. Dissenting shares lose their status as dissenting shares if:

    - the merger is abandoned;

    - the stockholder seeking appraisal rights fails to make a timely written demand for appraisal;

    - neither Forcenergy nor the stockholder files a complaint or intervenes in a pending action within 120 days after the effective date of the merger; or

    - the stockholder delivers to Forcenergy, as the surviving corporation, within 60 days of the effective date of the merger, or thereafter with Forcenergy's approval, a written withdrawal of the stockholder's demand for appraisal of the dissenting shares, although no appraisal proceeding in the Delaware Court of Chancery may be dismissed as to any stockholder without the approval of the court.

    Failure to follow the steps required by Section 262 of the Delaware General Corporation Law for perfecting appraisal rights may result in the loss of appraisal rights, in which event a Forcenergy stockholder will be entitled to receive the consideration with respect to the holder's dissenting shares in accordance with the merger agreement. In view of the complexity of the provisions of Section 262 of the Delaware General Corporation Law, Forcenergy preferred stockholders are encouraged to consult with their own advisors regarding these appraisal rights.

FEDERAL SECURITIES LAW CONSEQUENCES

    All Forest common shares that Forcenergy stockholders will receive in the merger will be freely transferable, except for Forest common shares that are received by persons who are deemed to be "affiliates" of Forcenergy under the Securities Act of 1933, as amended, at the time of the Forcenergy special meeting. These affiliates may resell the Forest common shares they receive in the merger only in transactions permitted by Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Forcenergy for the above purposes generally include individuals or entities that control, are controlled by or are under common control with Forcenergy, and include directors and certain executive officers of Forcenergy. The merger agreement requires that Forcenergy use its reasonable best efforts to cause each of these affiliates to deliver to Forest, prior to the effective time, a written agreement to the effect that these persons will not sell, transfer or otherwise dispose of any of the Forest common shares issued to them in the merger in violation of the Securities Act or the related SEC rules.

    Concurrently with the execution of the merger agreement, Forest entered into a registration rights agreement with Lehman, the Oaktree funds and The Anschutz Corporation. Those holders will have the right to demand registration for the sale of their Forest common shares under the Securities Act of 1933 in certain circumstances. See "Registration Rights Agreement."

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    The following general discussion summarizes the anticipated material
U.S. federal income tax consequences of the merger to Forcenergy stockholders. This discussion addresses only those stockholders who hold their shares of Forcenergy common stock as a capital asset, and does not address all of the U.S. federal income tax consequences that may be relevant to particular Forcenergy stockholders in light of their individual circumstances, or to Forcenergy stockholders that are subject to special rules, such as:

    - financial institutions;

    - mutual funds;

    - tax-exempt organizations;

    - insurance companies;

    - dealers in securities or foreign currencies;

    - traders in securities who elect to apply a mark-to-market method of accounting;

    - foreign holders;

    - persons who hold shares of Forcenergy common stock as a hedge against currency risk or as part of a straddle, constructive sale or conversion transaction; or

    - holders who acquired their shares of Forcenergy common stock upon the exercise of employee stock options or otherwise as compensation.

    The following discussion is not binding on the Internal Revenue Service. It is based upon the Internal Revenue Code of 1986, as amended, and the regulations, rulings and decisions thereunder in effect as of the date of this document, all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and foreign laws and U.S. federal laws other than U.S. federal income tax laws, are not addressed. FORCENERGY STOCKHOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE AND LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES. It is a condition to the closing of the merger that Forcenergy receive an opinion from its counsel, Weil, Gotshal & Manges LLP, and that Forest receives an opinion from its tax advisor, Ernst & Young LLP, each to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The opinion is based on customary assumptions and customary representations made by, among others, Forcenergy, Forest and Forest Acquisition I Corporation. An opinion of counsel or other tax advisor represents counsel's or the advisor's best legal judgment and is not binding on the Internal Revenue Service or any court. No ruling has been, or will be, sought from the Internal Revenue Service as to the U.S. federal income tax consequences of the merger. Assuming the merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, holders of shares of Forcenergy common stock that receive Forest common shares in the merger will not recognize gain or loss for U.S. federal income tax purposes, except with respect to cash, if any, they receive in lieu of a fractional Forest common share. Each stockholder's aggregate tax basis in the Forest common shares received in the merger will be the same as his aggregate tax basis in the shares of Forcenergy common stock surrendered in the merger, decreased by the amount of any tax basis allocable to any fractional share interest for which cash is received. The holding period of the Forest common shares received in the merger by a holder of shares of Forcenergy common stock will include the holding period of shares of Forcenergy common stock that he surrendered in the merger. A holder of shares of Forcenergy common stock that receives cash in lieu of a fractional Forest common share will recognize gain or loss equal to the difference between the amount of cash received and his tax basis in the shares of Forcenergy common stock allocable to the fractional share. That gain or loss generally will constitute capital gain or loss. In the case of an individual stockholder, any of this capital gain generally will be subject to a maximum U.S. federal income tax rate of 20% if the individual has held his shares of Forcenergy common stock for more than 12 months on the date of the merger. The deductibility of capital losses is subject to limitations for both individuals and corporations. Because Forest common shares will remain unchanged in the merger, the merger will not cause Forest shareholders to recognize any gain or loss. No gain or loss will be recognized by Forest, Forcenergy or Forest Acquisition I Corporation. If the reverse stock split is approved, Forest shareholders will not recognize gain or loss as a result of this reverse stock split, but the tax basis of their shares will be appropriately adjusted.

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                              THE MERGER AGREEMENT


    The following is a summary of the material terms of the merger agreement, a copy of which is attached as Annex A1 to this document, and amendment no. 1 to the merger agreement, a copy of which is attached as Annex A2 to this document. Both Annex A1 and Annex A2 are incorporated in this document by reference. This summary is qualified in its entirety by reference to the merger agreement, as amended. You should carefully read the merger agreement because it, and not this document, is the legal document that governs the merger.


THE MERGER

    At the effective time of the merger, Forest Acquisition I Corporation will merge with and into Forcenergy, which will be the surviving corporation in the merger and become a wholly owned subsidiary of Forest.

    The closing date of the merger will occur no later than the second business day following the date on which all conditions to the merger, other than those conditions that by their nature are to be satisfied at the closing, have been satisfied or waived, unless we agree on another time. As soon as practicable on or after the closing date of the merger, we will file a certificate of merger with the Secretary of State of the State of Delaware. The effective time of the merger will be the time we file the certificate of merger with the Secretary of State of the State of Delaware or at a later time as we may agree and specify in the certificate of merger. We currently anticipate that we will complete the merger shortly after the Forcenergy and Forest special meetings, assuming our respective stockholders and shareholders approve at these meetings the merger and the issuance of Forest common shares in connection with the merger and all other conditions to the merger have been satisfied or waived.


    As soon as practicable after the merger, Forcenergy will be merged with and into Forest and the separate corporate existence of Forcenergy will cease.


MERGER CONSIDERATION

    EXCHANGE RATIO

    At the effective time of the merger,

    - each share of Forcenergy common stock, including common stock held in the reserve created pursuant to Forcenergy's plan of reorganization, issued and outstanding immediately before the effective time of the merger (other than shares of Forcenergy common stock held by Forcenergy or any of its subsidiaries, which will be canceled and retired without the right to receive any consideration in exchange therefor) will be converted into the right to receive 1.6 Forest common shares (or 0.8 of a Forest common share if the proposed 1-for-2 reverse stock split of the Forest common shares is approved),

    - (1) each issued and outstanding share of Forcenergy preferred stock with a stated value of $1,000 (other than those shares held by Forcenergy or any of its subsidiaries, which will be canceled and retired without the right to receive any consideration in exchange therefor, and other than shares held by persons who duly dissent from the merger and require appraisal of their shares of preferred stock) will be converted into the right to receive 68.6141 Forest common shares (or 34.30705 Forest common shares if the reverse stock split is approved), and (2) all accrued and unpaid dividends on each such outstanding share of Forcenergy preferred stock, whether or not declared, will be converted into the right to receive the number of Forest common shares as shall equal the product of 68.6141 (or
      34.30705 if the reverse stock split is approved) and a fraction, the numerator of which shall equal the amount of the accrued and unpaid dividends on the share of preferred stock and the denominator of which is $1,000, and

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    - (1) each outstanding warrant to purchase or acquire Forcenergy common stock under the warrant agreements listed on a disclosure schedule to the merger agreement will be converted into a warrant to purchase the number of Forest common shares equal to 1.6 (or 0.8 if the proposed 1-for-2 reverse stock split of the Forest common shares is approved) times the number of shares of Forcenergy common stock that could have been obtained immediately prior to the effective time of the merger upon the exercise of the warrant at an exercise price per share equal to the aggregate exercise price for shares of Forcenergy common stock subject to the warrant under the applicable warrant agreement divided by the aggregate number of Forest common shares deemed purchasable pursuant to the warrant, and (2) Forest will assume the obligations of Forcenergy under the warrant agreements.

    FRACTIONAL SHARES

    Certificates for fractional Forest common shares will not be issued in the merger. Forcenergy stockholders who would otherwise receive fractional shares will instead be entitled to receive a cash payment equal to the value of these fractional share interests.

EXCHANGE PROCEDURES

    As soon as reasonably practicable after the effective time of the merger, but no later than 10 days thereafter, an exchange agent will mail a letter of transmittal to each holder of record of Forcenergy stock certificates. This letter of transmittal must be used in surrendering Forcenergy stock certificates to the exchange agent for cancellation. Upon surrender of a Forcenergy stock certificate for cancellation, together with a duly executed letter of transmittal and any other documents that the exchange agent may reasonably require, the holder of the Forcenergy stock certificate will be entitled to receive in exchange therefor (a) a Forest certificate representing the number of whole Forest common shares that the holder has the right to receive, (b) a check representing the amount of cash payable in lieu of any fractional Forest common shares, if any, and (c) unpaid dividends and distributions, if any, that the holder has the right to receive pursuant to the merger agreement, after giving effect to any required withholding tax. FORCENERGY STOCKHOLDERS SHOULD NOT SEND IN THEIR FORCENERGY STOCK CERTIFICATES UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL.

    After the effective time of the merger, each Forcenergy stock certificate, until surrendered and exchanged, will represent only the right to receive a certificate representing Forest common shares and cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any. Holders of Forcenergy stock certificates will not be entitled to receive any dividends or other distributions with respect to Forest common shares declared or made by Forest having a record date after the effective time of the merger until the Forcenergy stock certificates are surrendered. Subject to applicable law, following surrender of the Forcenergy stock certificates, such dividends and distributions, if any, will be paid without interest.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains customary and substantially reciprocal representations and warranties made by each of us to the other. These representations and warranties relate to, among other things:

    - corporate organization, qualification and good standing and ownership of subsidiaries;

    - capitalization;

    - corporate power and authority to enter into the merger agreement, and due execution, delivery and enforceability of the merger agreement;

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    - absence of a breach of charter documents, by-laws, material agreements, orders, decrees, licenses or permits as a result of the merger;

    - authorizations, consents, approvals and filings required to enter into the merger agreement or to complete the transactions contemplated by the merger agreement;

    - timely and accurate filings with the SEC in compliance with applicable rules and regulations;

    - undisclosed liabilities;

    - compliance with applicable laws;

    - environmental matters;

    - employee benefits and ERISA compliance;

    - absence of certain adverse changes or events;

    - absence of undisclosed investigations, material litigation and material judgments or injunctions;

    - accuracy of information supplied for inclusion in the registration statement, of which this document forms a part;

    - stockholder rights plans;

    - lack of ownership of the other party's common shares;

    - tax matters and actions that would prevent the merger from receiving certain tax treatment under the Internal Revenue Code;

    - fairness opinions of financial advisors;

    - required vote of stockholders and shareholders to approve the merger and the issuance of Forest common shares in connection with the merger;

    - eligibility of the merger for pooling of interests accounting treatment;

    - insurance;

    - labor and employee matters;

    - reserve reports;

    - material contracts;

    - possession of required permits;

    - intellectual property;

    - hedging; and

    - state takeover laws.

    Forest also made a representation in the merger agreement regarding a letter from a financial institution with respect to the availability of financing for the transactions contemplated by the merger agreement. The merger agreement contains representations and warranties relating to Forest Acquisition I Corporation, including due organization, corporate authorization and non-contravention.

    The representations and warranties contained in the merger agreement will not survive the merger, but they form the basis of certain conditions to our obligations to complete the merger. Certain agreements in the merger agreement will survive the effective time of the merger.

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COVENANTS

    We have each undertaken certain covenants in the merger agreement. The following summarizes the more significant of these covenants.

    NO SOLICITATION

    We have each agreed that that we, and our officers, directors, employees, attorneys, financial advisors, agents and other representatives and those of any of our subsidiaries:

    - will not, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries or the making of any proposal that constitutes a third party "takeover proposal" of the type described below, or continue discussions or negotiations relating thereto; and

    - will immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date of the merger agreement with any parties conducted prior to that date with respect to any takeover proposal.

    However, we are permitted, to:

    - comply with applicable provisions of federal securities laws requiring us to disclose to our stockholders or shareholders, as the case may be, our position with respect to any acquisition proposal;

    - effect a change in our board of directors' recommendations regarding the merger and the issuance of the Forest common shares in connection with the merger; and

    - engage in discussions or negotiations with, or provide information to, any person in response to an unsolicited bona fide written takeover proposal by that person;

    if and only to the extent that, in any such case as is referred to in the second or third bullet immediately above,

    (1) the Forcenergy stockholders meeting or the Forest shareholders meeting, as the case may be, shall not have occurred;

    (2) (A) in the case of second bullet immediately above, the party has received an unsolicited bona fide written takeover proposal from a third party and that party's board of directors concludes in good faith that the takeover proposal constitutes a "superior proposal" of the type described below and (B) in the case of the third bullet immediately above, the party's board of directors concludes in good faith that there is a reasonable likelihood that the takeover proposal could result in a superior proposal;

    (3) prior to providing any information or data to any person in connection with a takeover proposal by that person, the party's board of directors receives from that person an executed confidentiality agreement containing terms at least as stringent as those contained in the confidentiality agreement between Forest and Forcenergy; and

    (4) prior to providing any information or data to any person or entering into discussions or negotiations with any person, the party notifies the other party promptly of such inquiries, proposals or offers received by, any information requested from, or any discussions or negotiations sought to be initiated or continued with, any of its representatives indicating, in connection with the notice, the name of the person and the material terms and conditions of any inquiries, proposals or offers.

    Forest is permitted to engage in negotiations or discussions with, and can provide information to, any other person with respect to possible transactions contemplated to occur following the merger that would not otherwise delay or impair the consummation of the merger.

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    As used herein,

    - "takeover proposal" means any proposal or offer, or any expression of interest by any third party relating to a party's willingness or ability to receive or discuss a proposal or offer, in each case made prior to the vote at the Forcenergy stockholders meeting or the Forest shareholders meeting, as the case may be, other than a proposal or offer by the other party hereto or any of its subsidiaries, for a merger, consolidation or other business combination involving, or any purchase of, more than 35% of the assets or more than 35% of the voting securities of, such party; and

    - "superior proposal" means a bona fide unsolicited takeover proposal (except that references to "35%" shall be deemed to be "50%") made by a third party on terms that a majority of the members of the board of directors of the party that is the subject of the proposal determines in its good faith reasonable judgment (after considering the advice of an independent financial advisor and outside counsel, taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal) are more favorable to that party and to its stockholders than the transactions contemplated hereby and for which any required financing is committed or which, in the good faith reasonable judgment of a majority of such members (after consultation with any independent financial advisor), is reasonably capable of being financed by the third party and which takeover proposal is reasonably capable of being completed.

    Each of us agreed to use our reasonable best efforts to promptly inform our respective directors, officers, key employees, agents and representatives of the obligations undertaken as described above.

    STOCKHOLDERS AND SHAREHOLDERS MEETINGS


    Subject to the terms and conditions of the merger agreement, Forcenergy agreed to submit the merger agreement for approval to the holders of shares of Forcenergy common stock at a meeting to be duly held by Forcenergy for that purpose, and Forest agreed to submit the issuance of Forest common shares in connection with the merger and the other transactions contemplated by the merger agreement for approval to the holders of Forest common shares at a meeting to be duly held by Forest for that purpose. Forest is also permitted to submit for approval to the holders of Forest common shares at the Forest shareholders meeting a proposal for a 1-for-2 reverse stock split of Forest common shares, except that approval of the issuance of Forest common shares and the other transactions contemplated by the merger agreement is not conditioned on the approval of the proposal for the 1-for-2 reverse stock split and if such proposal is adopted the exchange ratio will be appropriately adjusted.


    BOARD OF DIRECTORS COVENANT TO RECOMMEND

    We have agreed that our respective boards of directors will recommend the approval of the merger and the issuance of Forest common shares, as the case may be, in connection with the merger and will not withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to the recommendation or take any action or make any statement in connection with the Forcenergy stockholders meeting or Forest shareholders meeting, as the case may be, inconsistent with the recommendation.

    However, each board is permitted to make a change in its recommendation as described above under "--No Solicitation." Even if the board of directors changes its recommendation, Forcenergy is still required to present the merger to its stockholders and Forest is still required to present the issuance of Forest common shares to its shareholders, in either case, unless the merger agreement is otherwise terminated.

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    OPERATIONS OF THE COMPANIES PENDING CLOSING

    We have each undertaken a separate covenant that places restrictions on ourselves and our respective subsidiaries until either the effective time of the merger or the termination of the merger agreement. In general, we and our respective subsidiaries are required to conduct our business in the usual, regular and ordinary course substantially in the same manner as previously conducted and to use our reasonable best efforts to preserve intact our business organizations and goodwill, keep available the services of our officers and employees as a group and maintain satisfactory relationships with suppliers, distributors, customers and other third parties having business relationships with us. We have also agreed to limitations, prohibitions and other provisions relating to the conduct of our respective businesses during the period from the date of the merger agreement to the effective time of the merger or termination of the merger agreement with respect to:

    - conferring with each other's representatives to report material operational matters;

    - notifying each other of any emergency or other change in the normal course of our businesses or in the operation of our properties and of any complaints, investigations or hearings of any governmental body or authority if the emergency, change, complaint, investigation or hearing would have a material adverse effect;

    - authorizing, declaring or paying any dividends on or making any distribution with respect to our outstanding shares, except that Forcenergy may pay regular dividends payable in kind on the Forcenergy preferred stock in accordance with its terms;

    - proposing or adopting any amendments to our respective certificates of incorporation, by-laws or similar organizational documents or any plan of complete or partial liquidation or other reorganization, except that Forest may submit to its shareholders a proposal to effect a reverse split with respect to its common shares;

    - issuing any securities, other than pursuant to certain existing disclosed obligations, or effecting any stock split or otherwise changing our capitalization as it existed on June 30, 2000, except as contemplated by the merger agreement and except that this restriction is limited to equity securities with regard to Forest;

    - granting, conferring or awarding any options, warrants, conversion rights or other rights, not existing on the date of the merger agreement, to acquire any shares of our capital stock, except, with respect to Forest, for certain employee benefit plans or non-employee director plans;

    - purchasing or redeeming any shares of our respective stock or any rights, warrants or options to acquire any such shares, except in the ordinary course of business in connection with employee incentive and benefit plans, programs or arrangements in existence on the date of the merger agreement;

    - taking any actions that would, or would be reasonably likely to, prevent Forest from accounting for the merger in accordance with the pooling of interests method of accounting; and

    - agreeing to take any action that would make our respective representations or warranties untrue or incorrect in any material respect, or that would result in the conditions to the merger not being satisfied, or, except as otherwise allowed under the merger agreement, that could reasonably be expected to prevent, impede, interfere with or significantly delay the transactions contemplated by the merger agreement.

    Forcenergy has agreed to additional limitations, prohibitions and other provisions relating to the conduct of its business with respect to:

    - entering into or amending any employment, severance or similar agreements or arrangements with any of its directors or executive officers or increasing the compensation, bonus or other benefits of any director, officer or other employee or paying any benefit or amount not required

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      by any plan or arrangement as in effect on the date of the merger agreement to any such person, except in the ordinary course of business consistent with past practice with persons who are not directors or officers or as otherwise provided in the merger agreement;

    - (1) merging or consolidating with any other person, other than pursuant to the merger, (2) acquiring assets beyond specified amounts, (3) making any capital expenditure other than certain disclosed expenditures, except that Forcenergy is permitted to substitute new projects for up to a specified amount without increasing the aggregate amount budgeted or to increase budgeted projects up to a specified amount, (4) entering into any farm-out or similar arrangement without the consent of Forest, (5) otherwise selling or disposing of any assets, properties or securities beyond a specified amount or (6) providing any release or relinquishment of any rights in any material contract without consideration;

    - amending in any significant respect its employee benefit plans, programs or arrangements or any severance or similar agreements or arrangements in existence on the date of the merger agreement, or adopting any new employee benefit plans, programs or arrangements or any severance or similar agreements or arrangements;

    - entering into any material loan agreement or otherwise incurring any indebtedness for borrowed money (except borrowings under Forcenergy's revolving credit facility as in existence on the date of the merger agreement) or guaranteeing any such indebtedness of another person, issuing or selling any debt securities or warrants or other rights to acquire debt securities, other than in each case in the ordinary course of business consistent with past practice;

    - making any material tax election or settling or compromising any material tax liability, except that pursuant to Section 382(l)(5)(H) of the Internal Revenue Code Forcenergy will elect not to have the provisions of
      Section 382(l)(5) of the Internal Revenue Code apply, and providing Forest with copies of any amended tax returns filed prior to the effective date of the merger;

    - (1) paying, discharging, settling or satisfying any claims, liabilities or obligations or litigation beyond a specified amount, other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with its terms, of certain disclosed liabilities or liabilities incurred since the date of financial statements included in various SEC filings, or (2) waiving the benefits of, or agreeing to modify in any manner, terminating or releasing any person from or failing to enforce confidentiality, standstill or similar agreements;

    - entering into any commitment or agreement to license or purchase seismic data in excess of a specified amount other than pursuant to agreements or commitments existing on the date of the merger agreement;

    - changing any method of accounting or accounting practice, except for any such change required by U.S. generally accepted accounting principles;

    - taking any action that would give rise to a claim under the WARN Act or any similar state law or regulation because of a "plant closing" or "mass layoff", as defined in the WARN Act;

    - (1) entering into any futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from or reduce or eliminate the risk of fluctuations in the price of commodities, including hydrocarbons, methanol or securities, other than contracts with a term of 90 days or less and at a fixed price based upon a standard industry pricing reference or (2) entering into any fixed price commodity sales agreements with a duration of more than three months;

    - making any election under any of its stock option plans to pay cash in exchange for terminating awards under such plans; and

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    - providing to Forest as soon as available Forcenergy's internal monthly financial statements for each month ending after the date of the merger agreement (beginning with the financial statements for June 2000) in the forms prepared in the ordinary course of business.

    Forest has agreed to additional limitations, prohibitions and other provisions relating to mergers, consolidations or business combinations (other than the merger with Forcenergy and any mergers, consolidations or business combinations with Forest's subsidiaries entered into in the ordinary course of business consistent with past practice), individual sales of assets beyond a specified amount, acquisitions of a material amount of assets or securities and releases or relinquishments of any material contract rights not in the ordinary course of business.

    EMPLOYEE MATTERS

    From and after the effective time of the merger, Forest will provide to the retained employees who are employees of Forcenergy and its subsidiaries as of the effective time plans that are comparable to the employee plans that Forest provides to its similarly situated employees. Forest also will (1) cause any Forest employee pension benefit plan that is intended to be qualified under
Section 401 of the Internal Revenue Code to be amended to provide that the retained employees will receive credit for participation and vesting purposes under the plan for their period of employment with Forcenergy and its predecessors to the extent the predecessor employment was recognized by Forcenergy for such purposes, and (2) credit the retained employees under each other Forest employee benefit plan or policy for their period of employment with Forcenergy or its predecessors to the extent the predecessor employment was recognized by Forcenergy under its comparable plan or policy, but not in excess of the maximum credit available to Forest's employees under such plan or policy.

    Following the closing date of the merger, Forest will provide continuation coverage, to the extent required by the Consolidated Omnibus Budget Reconciliation Act of 1985, to be offered to any employee of Forcenergy whose employment has been or will be terminated. Forest will also cause the entity surviving the merger to honor Forcenergy's obligations under certain designated retention plan and employment and severance agreements.

    TREATMENT OF FORCENERGY STOCK OPTIONS, INCENTIVE AND BENEFIT PLANS

    FORCENERGY OPTIONS. Each outstanding option, and related stock appreciation right, if any, to purchase or acquire shares of Forcenergy common stock under the Forcenergy stock plans (other than the Forcenergy 1999 Employee Stock Purchase Plan) will be converted into an option, together with a related stock appreciation right, if applicable, to purchase the number of Forest common shares equal to 1.6 (or 0.8 if the proposed 1-for-2 reverse stock split of the Forest common shares is approved) multiplied by the number of shares of Forcenergy common stock that could have been obtained immediately prior to the effective time of the merger upon the exercise of each such option, at an exercise price per share equal to (1) the aggregate exercise price for the shares of Forcenergy common stock otherwise purchasable pursuant to the Forcenergy stock option divided by (2) the aggregate number of Forest common shares deemed purchasable pursuant to the option.

    FORCENERGY 1999 EMPLOYEE STOCK PURCHASE PLAN. Each outstanding option to purchase or acquire shares of Forcenergy common stock under the Forcenergy 1999 Employee Stock Purchase Plan will be converted into an option to purchase a number of Forest common shares determined pursuant to the plan based upon a purchase price per share equal to the lesser of (1) 85% of the "fair market value" (determined under the plan) of a Forcenergy common share on the first day of the "option period" (as such term is defined in the plan) during which the effective time of the merger occurs divided by 1.6 (or 0.8 if the proposed 1-for-2 reverse stock split of the Forest common shares is approved) or (2) 85% of the fair market value of a Forest common share on the last day of such option period.

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    ASSUMPTION OF FORCENERGY OBLIGATIONS; FORM S-8.  Forest will assume the obligations of Forcenergy under the Forcenergy stock plans. The other terms of each such option and Forcenergy stock appreciation right, and the plans under which they were issued, shall continue to apply in accordance with their terms, including any provisions providing for acceleration. Forest will use its reasonable efforts to file with the SEC within 30 days after the effective time a registration statement on Form S-8 or other appropriate form under the Securities Act to register Forest common shares issuable upon exercise of the options and Forcenergy stock appreciation rights assumed by Forest, and use its reasonable efforts to cause the registration statement to remain effective until the exercise or expiration of the options and rights.

    EMPLOYEE INCENTIVE PLANS. Each outstanding award (including restricted stock, stock equivalents and stock units) under any employee incentive or benefit plans, programs or arrangements and non-employee director plans maintained by Forcenergy as of the date of the merger agreement that provide for grants of equity-based awards will be amended or converted into a similar instrument of Forest. The other terms of each Forcenergy award, and the plans or agreements under which they were issued, will be assumed by Forest and will continue to apply in accordance with their terms, including any provisions providing for acceleration.

    AMENDMENT OF PLANS. Our respective employee incentive or benefit plans, programs and arrangements and non-employee director plans will be amended, to the extent necessary and appropriate, to reflect the transactions contemplated by the merger agreement.

    RESERVATION AND ISSUANCE OF SHARES. Forest will (1) reserve for issuance the number of Forest common shares that will become subject to the benefit plans, programs and arrangements referred to above and (2) issue the appropriate number of Forest common shares pursuant to these plans, programs and arrangements, upon the exercise or maturation of rights existing thereunder on the effective time of the merger or thereafter granted or awarded.

    BOARD OF DIRECTORS OF FOREST FOLLOWING EFFECTIVE TIME

    Forest has agreed to take all action necessary immediately following the effective time of the merger to fix the number of directors constituting the board of directors at 12 members and to nominate two designated members of Forcenergy's board of directors as directors of Forest to a designated class of directors. If an individual consents to serve as a director of Forest, then the individual will be elected as a director (and will be assigned to the appropriate class of directors), effective as of the effective time of the merger, for a term expiring at Forest's next annual meeting of shareholders following the effective time of the merger at which the term of the class to which the director belongs expires, subject to being renominated as a director at the discretion of Forest's board of directors.

    OTHER COVENANTS

    COOPERATION. Each of us agreed to cooperate in taking various actions, including actions relating to:

    - preparing and filing with the SEC, and having declared effective, this joint proxy statement and registration statement with respect to the Forest common shares issuable in the merger;

    - state blue sky or securities laws;

    - filing and approval of listing applications with the NYSE and other stock exchanges covering the Forest common shares issuable in the merger or upon exercise of Forcenergy stock options, warrants, conversion rights or other rights or vesting or payment of other Forcenergy equity-based awards;

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    - injunctions or other impediments to the consummation of the transactions contemplated by the merger agreement;

    - opinions of Weil, Gotshal & Manges LLP, counsel to Forcenergy, and
      Ernst & Young LLP, tax advisor to Forest, dated as of the effective time of the merger, to the effect that the merger qualifies as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code;

    - delivery of letters that each party received from its independent accountants with respect to the qualification of the merger as a pooling-of-interests for accounting purposes; and

    - facilitating the issuance of Forest common shares in lieu of shares of Forcenergy common stock that might otherwise be issuable in accordance with the terms of Forcenergy's plan of reorganization.

    INVESTIGATION. We each have agreed, subject to applicable contracts, licenses, laws or regulations, to afford to one another and one another's representatives full and complete access until the effective time of the merger or the date of termination of the merger agreement, to our, and our subsidiaries', respective plants, properties, contracts, commitments, books and records and any report, schedule or other document filed or received by us pursuant to the requirements of federal or state securities laws. We also have agreed to treat any such information in accordance with the existing confidentiality agreement between Forcenergy and Forest.

    AFFILIATE AGREEMENTS. We each have agreed to deliver to one another, prior to the effective time of the merger, a list setting forth the names and addresses of all persons who are, in each party's reasonable judgment, "affiliates" of that party (1) as to Forcenergy, for purposes of Rule 145 under the Securities Act or (2) as to both parties, under applicable SEC accounting releases with respect to pooling of interests accounting treatment. We each have agreed to use our reasonable best efforts to cause each person who is identified as an affiliate in this list to execute a written affiliate agreement in the form attached to the merger agreement on or prior to the effective time of the merger.

    FILINGS; OTHER ACTION. We each agreed to (1) promptly make our respective filings and thereafter make any other required submissions under the Hart-Scott-Rodino Antitrust Improvements Act, (2) use reasonable efforts to cooperate with one another in (A) determining whether any filings are required to be made with, or consents, permits, authorizations or approvals are required to be obtained from, any third party or governmental authority in connection with the execution and delivery of the merger agreement and the consummation of the transactions contemplated thereby and (B) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals and
(3) use reasonable efforts to take all other actions and do all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by the merger agreement. However, Forest is not required to agree to, or proffer to, divest or hold separate any assets or any portion of any business of Forest, Forcenergy or any of their respective subsidiaries if the board of directors of Forest determines that so doing would materially impair the benefit intended to be obtained by Forest in the merger.

    FURTHER ASSURANCES. We each have agreed that in case at any time after the effective time of the merger any further action is necessary or desirable to carry out the purposes of the merger agreement, our proper officers will take all such necessary action.

    TAKEOVER STATUTE. We each have agreed that if any "fair price", "moratorium", "control share acquisition" or other form of antitakeover statute or regulation becomes applicable to the transactions contemplated by the merger agreement, we will grant approvals and take actions as are reasonably necessary so that these transactions may be consummated as promptly as practicable on the terms

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contemplated by the merger agreement and otherwise act to eliminate or minimize the effects of the statute or regulation on the transactions contemplated by the merger agreement.

    INDEMNIFICATION AND INSURANCE. Forest and Forest Acquisition I Corporation agreed that all rights to exculpation and indemnification for acts or omissions occurring prior to the effective time of the merger existing as of the date of the merger agreement in favor of the current or former directors or officers of Forcenergy as provided in its certificate of incorporation or by-laws or in any agreement will be assumed by Forest upon the effective time of the merger and will survive the merger and will continue in full force and effect as direct obligations of Forest in accordance with their terms. Forest agreed, for six years from the effective time of the merger, to maintain in effect
(1) Forcenergy's directors' and officers' liability insurance covering those persons who were covered by Forcenergy's directors' and officers' liability insurance policy as of the date of the merger agreement and (2) Forest's directors' and officers' liability insurance covering those persons who were covered by Forest's directors' and officers' liability insurance policy as of the date of the merger agreement, except that Forest is not required to spend beyond a specified amount for annual premiums.

    ACCOUNTANTS' COMFORT LETTERS. We each agreed to use our reasonable best efforts to cause to be delivered to each other letters from our respective independent accountants, dated as of the effective date of the registration statement of which this document forms of part, in form reasonably satisfactory to the recipient and customary in scope for comfort letters delivered by independent accountants in connection with a registration statement on Form S-4 under the Securities Act.

    ADDITIONAL REPORTS. We each agreed to furnish to the other copies of certain reports filed with the SEC on or after the date of the merger agreement and we each represented and warranted that as of their respective dates, these reports will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any unaudited consolidated interim financial statements included in these reports will fairly present the financial position of the respective consolidated entities as of their respective dates and the results of operations and changes in financial position or other information included therein for the periods or as of the date then ended (subject, where appropriate, to normal year-end adjustments), in each case in accordance with past practice and U.S. generally accepted accounting principles consistently applied during the periods involved (except as otherwise disclosed in the notes thereto).

    MANAGEMENT. Forest agreed that, commencing immediately after the effective time of the merger, Richard G. Zepernick, Jr., currently President and Chief Executive Officer of Forcenergy, will be appointed President and Chief Operating Officer of Forest until the earlier of his resignation or removal or until his successor is duly elected and qualified, as the case may be.

    DISPUTED CLAIMS AND ALLOWED FORCENERGY EQUITY INTERESTS UNDER THE FORCENERGY PLAN OF REORGANIZATION. If after the effective time of the merger a holder of a disputed claim in connection with Forcenergy's plan of reorganization or a holder of an allowed Forcenergy equity interest thereunder is entitled under the plan of reorganization to receive shares of Forcenergy common stock, Forest agreed to cause to be issued out of the reserve set aside for these claims and, if necessary, to issue (in each case in lieu of the shares of Forcenergy common stock) to the appropriate recipients Forest common shares in appropriate amounts to reflect the common exchange ratio.

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CONDITIONS

    MUTUAL CONDITIONS

    Our respective obligations to complete the merger are subject to the satisfaction or waiver of various conditions, the most significant of which are as follows:


    - the merger agreement and the merger have been approved and adopted by Forcenergy stockholders and the issuance of Forest common shares issuable in the merger and the other transactions contemplated by the merger agreement have been approved by Forest shareholders;


    - no statute, rule, regulation, executive order, decree, ruling or injunction has been enacted, entered, promulgated or enforced by any court or governmental body to prohibit the consummation of the merger;

    - the SEC has declared the registration statement effective under the Securities Act, and no stop order or similar restraining order suspending the effectiveness of the registration statement is in effect;

    - Forest common shares to be issued in the merger have been approved for listing on the NYSE, which approval has been obtained, subject to official notice of issuance;


    - the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act relating to the merger has expired or terminated, which occurred on August 24, 2000, and any other approvals of any governmental authority have been obtained; and


    - Forest has received an opinion of its tax advisor, Ernst & Young LLP and Forcenergy has received an opinion of its tax counsel, Weil, Gotshal & Manges LLP, each to the effect that the merger will constitute a "reorganization" under Section 368(a) of the Internal Revenue Code and that Forest and Forcenergy will each be a party to that reorganization and that none of Forest, Forest Acquisition I Corporation, Forcenergy, the holders of Forcenergy common stock or the holders of Forcenergy preferred stock shall recognize gain or loss for federal income tax purposes as a result of the merger.

    CONDITIONS TO OBLIGATIONS OF FORCENERGY TO COMPLETE THE MERGER

    The conditions to Forcenergy's obligations to complete the merger include the following:

    - each of the representations and warranties of Forest and Forest Acquisition I Corporation set forth in the merger agreement is true and correct, as qualified for materiality;

    - each of Forest and Forest Acquisition I Corporation has performed in all material respects all of its obligations and agreements and has complied in all material respects with all of its covenants under the merger agreement; and

    - Forest has delivered to Forcenergy a certificate dated the effective time of the merger and signed by its Chairman of the Board and Chief Executive Officer or a Senior Vice President, certifying both of the above.

    CONDITIONS TO OBLIGATIONS OF FOREST AND FOREST ACQUISITION I CORPORATION TO
     COMPLETE THE MERGER

    The conditions to Forest's and Forest Acquisition I Corporation's obligations to complete the merger include the following:

    - each of the representations and warranties of Forcenergy set forth in the merger agreement is true and correct, as qualified for materiality;

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    - Forcenergy has performed in all material respects all of its obligations and agreements and has complied in all material respects with all of its covenants under the merger agreement;

    - Forcenergy has delivered to Forest a certificate dated the effective time of the merger and signed by its Chairman of the Board and Chief Executive Officer or a Senior Vice President, certifying both of the above, and

    - Forcenergy's officers and directors have resigned their positions, effective as of the effective time of the merger.

TERMINATION

    TERMINATION BY FOREST OR FORCENERGY

    The merger agreement may be terminated and the merger abandoned at any time before the effective time of merger if:

    - both of us agree to terminate by mutual written consent;

    - the merger has not been completed by December 31, 2000, except that the right to terminate the merger agreement under this provision is not available to any party whose failure to perform or observe in any material respect any of its obligations under the merger agreement contributed to the failure of the merger to occur on or before December 31, 2000;

    - (1) a statute, rule, regulation or executive order has been enacted, entered or promulgated prohibiting the consummation of the merger substantially on the terms contemplated by the merger agreement or (2) an order, decree, ruling or injunction has been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the merger substantially on the terms contemplated by the merger agreement and this order, decree, ruling or injunction has become final and non-appealable, except that the party seeking to terminate the merger agreement under this provision is required to use its reasonable best efforts to remove the injunction, order or decree, or


    - the Forest shareholders meeting to approve the issuance of Forest common shares in the merger and the other transactions contemplated by the merger agreement is held and the required vote of Forest shareholders is not obtained for the approval, or the Forcenergy stockholders meeting to approve the merger agreement and the merger is held and the required vote of Forcenergy stockholders is not obtained for the approval.


    TERMINATION BY FOREST

    Forest may terminate the merger agreement and abandon the merger at any time before the effective time of the merger if:

    - there (1) has been a material breach by Forcenergy of any representation, warranty, covenant or agreement in the merger agreement that could cause any closing condition not to be satisfied and (2) the breach is not cured within 30 days after written notice of the breach is given to Forcenergy by Forest, except that the right to terminate the merger agreement under this provision is not available to Forest if it, at that time, is in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement that would permit Forcenergy similarly to terminate the merger agreement;

    - the Forcenergy board of directors has withdrawn, modified or failed to give its approval or recommendation of the merger agreement or the merger, or fails to call the Forcenergy stockholders meeting to approve the merger agreement and the merger; or

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    - the board of directors of Forest authorizes Forest to enter into a written agreement relating to a transaction that the Forest board of directors has determined is a superior proposal compared to the merger, except that the right to terminate under this provision is not available to Forest until the expiration of five business days after Forcenergy's receipt of written notice advising Forcenergy that Forest has received a superior proposal and specifying the material terms and conditions of the proposal and identifying the person or entity making the superior proposal. Forest is required to provide Forcenergy with a reasonable opportunity during this five-day period to make adjustments in the terms and conditions of the merger agreement that would enable Forest to proceed with the merger on the adjusted terms.

    TERMINATION BY FORCENERGY

    Forcenergy may terminate the merger agreement and abandon the merger at any time before the effective time of the merger if:

    - there (1) has been a material breach by Forest of any representation, warranty, covenant or agreement in the merger agreement that could cause any closing condition not to be satisfied and (2) the breach is not cured within 30 days after written notice of the breach is given to Forest by Forcenergy, except that the right to terminate the merger agreement under this provision is not available to Forcenergy if it, at that time, is in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement that would permit Forest similarly to terminate the merger agreement;


    - the Forest board of directors has withdrawn, modified or failed to give its approval or recommendation of the issuance of Forest common shares in connection with the merger and the other transactions contemplated by the merger agreement, or fails to call the Forest shareholders meeting to approve the issuance of the Forest common shares in the merger and the other transactions contemplated by the merger agreement; or


    - the board of directors of Forcenergy authorizes Forcenergy to enter into a written agreement relating to a transaction that the Forcenergy board of directors has determined is a superior proposal compared to the merger, except that the right to terminate under this provision is not available to Forcenergy until the expiration of five business days after Forest's receipt of written notice advising Forest that Forcenergy has received a superior proposal and specifying the material terms and conditions of the proposal and identifying the person or entity making the superior proposal. Forcenergy is required to provide Forest with a reasonable opportunity during this five-day period to make adjustments in the terms and conditions of the merger agreement that would enable Forcenergy to proceed with the merger on the adjusted terms.

EFFECT OF TERMINATION

    If Forest or Forcenergy terminates the merger agreement as provided above, the merger agreement terminates (except for certain confidentiality obligations and the provisions in the merger agreement relating to termination fees and the payment of costs and expenses), and there is no other liability on the part of Forest or Forcenergy to the other except liability arising out of a willful breach of the merger agreement or pursuant to the confidentiality obligations.

TERMINATION FEES

    FEES PAYABLE BY FORCENERGY RELATING TO TERMINATION

        Forcenergy has agreed to pay Forest a termination fee of $18 million if:

       (1) an alternative takeover proposal is made to Forcenergy or any of its subsidiaries or is made directly to the Forcenergy stockholders generally or becomes publicly known or any

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           person publicly announces an intention (whether or not conditional)
           to make an alternative takeover proposal, and

       (2) following the takeover proposal,

           (a) the merger agreement is terminated based on the failure of the merger to be consummated by December 31, 2000 and following the takeover proposal and prior to the termination of the merger agreement, Forcenergy intentionally breaches (and does not cure after notice thereof) any of its covenants or agreements in the merger agreement in any material respect and this breach materially contributes to the failure of the merger to be consummated on or before the date of termination of the merger agreement, or

           (b) the merger agreement is terminated based on the failure to obtain the requisite Forcenergy stockholder approval or, following a change in Forcenergy's recommendation of the merger due to a superior proposal with respect to Forcenergy, Forest terminates the merger agreement based on the changed recommendation of Forcenergy, unless, in either case, (X) at the time of the event giving rise to the right of termination, a material adverse effect occurred with respect to Forest or a change occurred in Forest's recommendation of the merger to its shareholders, or
               (Y) Forest's shareholders have failed to approve the issuance of Forest common shares after a vote on the issuance, or

           (c) Forcenergy terminates the merger agreement based on Forcenergy entering a written agreement for a superior proposal.

    Forcenergy, however, is not required to pay the termination fee if at the time of any termination as described above, Forest is in breach of any of its representations, warranties, covenants, obligations or agreements in the merger agreement and as a result Forcenergy would be entitled to terminate the merger agreement based on this uncured material breach. Forcenergy is not required to pay the termination fee based on items 2(a) or 2(b) above unless and until within 12 months of termination of the merger agreement as described in those items, Forcenergy or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, any alternative takeover proposal.

    FEES PAYABLE BY FOREST RELATING TO TERMINATION

        Forest has agreed to pay Forcenergy a termination fee of $18 million if:

       (1) an alternative takeover proposal is made to Forest or any of its subsidiaries or is made directly to the Forest shareholders generally or becomes publicly known or any person publicly announces an intention (whether or not conditional) to make an alternative takeover proposal, and

       (2) following the takeover proposal,

           (a) the merger agreement is terminated based on the failure of the merger to be consummated by December 31, 2000 and following the takeover proposal and prior to the termination of the merger agreement, Forest intentionally breaches (and does not cure after notice thereof) any of its covenants or agreements in the merger agreement in any material respect and this breach materially contributes to the failure of the merger to be consummated on or before the date of termination of the merger agreement, or


           (b) the merger agreement is terminated based on the failure to obtain the requisite Forest shareholder approval of the issuance of Forest common shares and the other transactions contemplated by the merger agreement or, following a change in Forest's


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               recommendation of the merger due to a superior proposal with respect to Forest, Forcenergy terminates the merger agreement based on the changed recommendation of Forest, unless, in either case, (X) at the time of the event giving rise to the right of termination, a material adverse effect occurred with respect to Forcenergy or a change occurred in Forcenergy's recommendation of the merger to its stockholders, or (Y) Forcenergy's stockholders have failed to approve the merger agreement and the merger after a vote thereon, or


           (c) Forest terminates the merger agreement based on Forest entering a written agreement for a superior proposal.


    Forest, however, is not required to pay the termination fee if at the time of any termination as described above, Forcenergy is in breach of any of its representations, warranties, covenants, obligations or agreements in the merger agreement and as a result Forest would be entitled to terminate the merger agreement based on this uncured material breach. Other than with respect to a termination of the merger agreement by Forcenergy based on Forest's change in, or failure to make, its recommendation of the issuance of the Forest common shares in connection with the merger and the other transactions contemplated by the merger agreement, Forest is not required to pay the termination fee based on items 2(a) or 2(b) above unless and until within 12 months of termination of the merger agreement as described in those items, Forest or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, any alternative takeover proposal. If Forcenergy terminates the merger agreement based on a change in the recommendation of Forest's board of directors regarding the share issuance and the other transactions contemplated by the merger agreement, Forest must pay the termination fee to Forcenergy promptly upon the date of the termination.


    COSTS AND EXPENSES

    If Forest or Forcenergy fails promptly to pay any termination fee due as described above, and, in order to obtain payment of the termination fee, the other party commences a suit that results in a final and nonappealable judgment against the non-paying party for the termination fee, the non-paying party is required to pay to the other party its costs and expenses actually incurred (including reasonable attorneys' fees and expenses) in connection with the suit, together with interest on the amount of the termination fee at the prime rate of Citibank, N.A. in effect on the date payment of the termination fee was required to be made.

AMENDMENT AND WAIVER

    We may amend the merger agreement in writing at any time prior to the effective time of the merger, but, after any approval of the matters presented to the Forcenergy stockholders or the Forest shareholders relating to the merger, we may not amend the provisions of the merger agreement regarding the exchange ratio, which determines the amount of Forest common shares that Forcenergy stockholders will receive upon completion of the merger, and we may not make any amendment that by law requires further approval or authorization by Forcenergy stockholders or Forest shareholders without their further approval or authorization.

    At any time before the effective time of the merger, Forest and Forcenergy may:

    - extend the time for the performance of any obligations or other acts of the other company;

    - waive any inaccuracies in the representations and warranties of the other company contained in the merger agreement or in any document delivered pursuant to the merger agreement; and

    - waive compliance with any of the agreements or conditions of the other company contained in the merger agreement.

    Any agreement to any extension or waiver will be valid only if set forth in a signed written instrument.

COSTS AND EXPENSES

    Except as described under "--Effect of Termination," all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring the expenses, except that the filing fee in connection with any Hart-Scott-Rodino antitrust filing, the expenses and compensation of the exchange agent and the expenses incurred in connection with the printing and mailing of this joint proxy statement are shared equally by Forcenergy and Forest. All transfer taxes are paid by Forcenergy.

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                         REGISTRATION RIGHTS AGREEMENT


    Concurrently with the execution and delivery of the merger agreement, Forest and Lehman, the Oaktree funds and The Anschutz Corporation, the principal stockholders of Forcenergy, or holders, entered into a registration rights agreement. This agreement provides that these holders will have the right to require Forest to register the offer for resale of all or any portion of the Forest common shares issued to these holders upon the closing of the merger. These Forest common shares are referred to as "registrable securities." The following is a summary of the material terms of the registration rights agreement, a copy of which is attached as an exhibit to Annex A1 to this document and is incorporated in this document by reference. This summary is qualified in its entirety by reference to the registration rights agreement. You should carefully read the registration rights agreement because it, and not this document, is the legal document that governs the registration rights.


DEMAND REGISTRATIONS

    Each of these holders may make, until the fifth anniversary of the date of the registration rights agreement, one or more written requests for a "demand" registration of the offer for resale of all or any part of its registrable securities held by that holder, except that (1) Forest is not required to effect more than two demand registrations for these holders in total in any 12-month period, (2) each such demand registration must be in respect of registrable securities with a fair market value of at least $25 million or all of the registrable securities then held by the requesting holder if the aggregate fair market value of all of such registrable securities is less than $25 million and
(3) such holder is not entitled to a demand registration if, during the 120 days preceding such request, any of the holders has requested a demand registration unless Forest preempted the demand registration in accordance with the registration rights agreement or Forest postponed the filing thereof in accordance with the registration rights agreement and the requesting stockholders withdrew the request for the demand registration. The demand registration is subject to postponement by Forest for a limited period of time if the registration would interfere with or require public disclosure of any proposed acquisition, financing or other material event or transaction involving Forest.

PIGGYBACK REGISTRATIONS

    If Forest seeks to register any Forest common shares while this registration rights agreement is in effect, the holders have the right to request that Forest include any or all of their registrable securities in the proposed offering, except that Forest will in no event be required to provide the holders with notice of, and the holders will not be entitled to participate in, more than ten piggyback registrations for any holder and its affiliates in total, and these piggyback registration rights do not apply to registration statements on Form S-4 or Form S-8. Subject to this limitation, Forest must provide each of the holders with at least 15 business days notice prior to the filing of the registration statement. The notice must advise the holders of their right to have any or all of their registrable securities included in the registration. A holder, if it provides Forest with a written request within seven business days after receipt of the notice from Forest of the registration, may include its registrable securities in the registration statement, subject to constraints of marketability of the proposed offering, as determined by the managing underwriter. In the event marketing constraints prevent the registration of all registrable securities requested to be registered, the registrable securities shall be registered, to the extent marketable, on a pro rata basis relative to the respective holder's holding of registrable securities relative to the total number of registrable securities requested to be included in the offering.

SHELF REGISTRATIONS

    The holders also may, at any time after the 60th day after the effective time of the merger or, if longer, after such period of time as would be required not to prevent the treatment of the merger as a pooling of interests for accounting purposes, make a written request that Forest file a shelf registration

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statement to permit the delayed or continuous offering of all or a portion of the registrable securities held by such holder pursuant to Rule 415 of the Securities Act. Upon receipt of a request for a shelf registration, Forest is required, within 10 business days, to give written notice of the proposed shelf registration to all other holders, and all such holders have the right to include registrable securities in the shelf registration. Each holder will have seven business days after receipt of any such notice to notify Forest as to whether it wishes to participate in a shelf registration, except that should a holder fail to provide timely notice to Forest, the holder will forfeit any rights to participate in that shelf registration. Forest also agreed to prepare and publish, within 60 days after the effective time of the merger, results covering at least 30 days of combined operations of Forest and Forcenergy, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K or any other public filing or announcement that includes the combined results of operations.

EXPENSES

    In connection with any registration effected under the registration rights agreement, Forest will pay:

    - registration and filing fees with the SEC and the National Association of Securities Dealers, Inc.;

    - fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the registrable securities);

    - printing expenses;

    - fees and expenses incurred in connection with the listing or quotation of the registrable securities;

    - fees and expenses of counsel to Forest and the reasonable fees and expenses of independent certified public accountants for Forest (including fees and expenses associated with the special audits or the delivery of comfort letters);

    - the reasonable fees and expenses of any additional experts retained by Forest in connection with such registration;

    - all "roadshow" costs and expenses not paid by the underwriter; and

    - reasonable fees and expenses of one counsel for the selling holders not to exceed $25,000.

INDEMNIFICATION

    Forest agreed to indemnify the selling holders, their affiliates, their respective officers, directors, partners, stockholders, members, employees, agents and representatives, certain controlling persons and the prospective underwriters of registrations of registrable securities for liabilities caused by, arising out of, resulting from or related to any material misstatements and omissions in the registration statement or prospectus relating to the registrable securities, other than liabilities due to misstatements or omissions based on information furnished to Forest by the respective selling holder or underwriter specifically for use in the registration statement or prospectus or liabilities due the respective selling holder's or underwriter's failure to deliver a prospectus.

    Likewise, each selling holder agreed to indemnify Forest, its officers and directors and certain controlling persons, and the prospective underwriters of registrations of registrable securities, for liabilities caused by, arising out of, resulting from or related to any material misstatements and omissions in the registration statement or prospectus relating to the registrable securities, but only with reference to information furnished in writing by or on behalf of the selling holder expressly for use in the registration statement or prospectus. The liability of a selling holder is limited to an amount equal to the net proceeds (after deducting the underwriting discount and expenses) received by the selling holder from the sale of registrable securities by the selling holder.

    Contribution will also be available to any of the above parties in relation to relative fault, to the extent that indemnification from an indemnifying party to an indemnified party is unavailable.

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                       FORCENERGY STOCKHOLDERS AGREEMENT


    The following summary of the Forcenergy stockholders agreement is qualified in its entirety by reference to the complete text of the Forcenergy stockholders agreement, which is incorporated by reference and attached as an exhibit to Annex A1 to this joint proxy statement/prospectus. We urge you to read the full text of the Forcenergy stockholders agreement.


    In connection with the execution and delivery of the merger agreement, Forest entered into a Forcenergy stockholders agreement with Lehman, the Oaktree funds and The Anschutz Corporation under which these stockholders agreed to vote their shares of Forcenergy common stock in favor of the adoption of the merger agreement. As of the record date for the special meeting, these stockholders
owned shares of Forcenergy common stock representing approximately       % of
the total voting power of the outstanding Forcenergy common stock. A majority vote of Forcenergy stockholders is sufficient to approve the merger on behalf of Forcenergy. Therefore, because these principal stockholders agreed to vote in favor of the merger, the merger will be approved by the Forcenergy stockholders unless the merger agreement is terminated before the Forcenergy special meeting is held.

    These Forcenergy stockholders agreed to waive their appraisal rights with regard to their shares of Forcenergy preferred stock and also agreed not to solicit, initiate or encourage the submission of any takeover proposal for Forcenergy or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to any takeover proposal for Forcenergy. The Forcenergy stockholders agreement prohibits, subject to limited exceptions, any stockholder from selling, transferring, pledging, encumbering, assigning or otherwise disposing of any shares of Forcenergy common stock or preferred stock, except to a family member or charitable institution who agrees in writing to be bound by the terms of the Forcenergy stockholders agreement. The Forcenergy stockholders agreement terminates upon the earlier to occur of the completion of the merger and the termination of the merger agreement in accordance with its terms.

                         FOREST SHAREHOLDERS AGREEMENT


    The following summary of the Forest shareholders agreement is qualified in its entirety by reference to the complete text of the Forest shareholders agreement, which is incorporated by reference and attached as an exhibit to Annex A1 to this joint proxy statement/prospectus. We urge you to read the full text of the Forest shareholders agreement.


    In connection with the execution and delivery of the merger agreement, Forcenergy entered into a Forest shareholders agreement with The Anschutz Corporation under which The Anschutz Corporation agreed to vote its Forest common shares in favor of the share issuance. As of the record date for the special meeting, The Anschutz Corporation owned Forest common shares
representing approximately     % of the total voting power of the outstanding
shares of Forest capital stock.

    The Anschutz Corporation agreed not to solicit, initiate or encourage the submission of any takeover proposal for Forest or participate in any discussions or negotiations regarding, or to furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to any takeover proposal for Forest. The Forest shareholders agreement prohibits, subject to limited exceptions, The Anschutz Corporation from selling, transferring, pledging, encumbering, assigning or otherwise disposing of any shares of Forest capital stock, except to a family member or charitable institution who agrees in writing to be bound by the terms of the Forest shareholders agreement. The Forest shareholders agreement terminates upon the earlier to occur of the completion of the merger and the termination of the merger agreement in accordance with its terms.

                                 THE COMPANIES

BUSINESS OF FORCENERGY INC

    Forcenergy Inc is an independent oil and gas company engaged in the exploration, acquisition, development, exploitation and production of oil and natural gas. Forcenergy and its predecessors have been engaged in the oil and gas exploration and production business since 1982, the year in which it was founded by its current Chairman of the Board, Stig Wennerstrom. The Anschutz Corporation currently owns approximately 25% of the outstanding shares of Forcenergy common stock.

    Forcenergy's overall business strategy has generally been to increase reserves and cash flows through continuing development of existing properties while selectively acquiring additional properties with upside potential. Forcenergy's primary focus is currently its activities in the Gulf of Mexico and the Cook Inlet area in Alaska. At December 31, 1999, Forcenergy had net estimated proved reserves of approximately 115 million barrels of oil equivalents (690 billion cubic feet of natural gas equivalents), 52% of which were located in the Gulf of Mexico and 24% of which were located in Alaska. Approximately 56% of Forcenergy's net estimated proved reserves on such date were oil and approximately 71% of these proved reserves were classified as proved developed. Forcenergy currently operates approximately 70% of its Gulf of Mexico production. Forcenergy has also acquired interests in certain undeveloped international leasehold acreage in Gabon, Africa and Australia.

    On March 21, 1999, Forcenergy and its wholly-owned subsidiary, Forcenergy Resources Inc., filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code. The filings were made in the United States Bankruptcy Court for the Eastern District of Louisiana in New Orleans, Louisiana. Forcenergy and its subsidiary operated their businesses as debtors-in-possession subject to the jurisdiction of the bankruptcy court from the date of filing to February 15, 2000. Forcenergy's plan of reorganization was confirmed by the bankruptcy court on January 19, 2000 and was effective on February 15, 2000.

    During 1999, as a result of the bankruptcy proceedings and the related restrictions on the use of cash, Forcenergy focused on minimizing production declines on existing producing properties, through workovers and the drilling of lower risk exploitation wells, and on performing detailed reviews of both producing fields and its prospect inventory for purposes of adding to its present list of drillable projects.

    As of June 30, 2000, Forcenergy had 255 full time employees, 20 of whom are located in Miami, Florida and 96 of whom are located at Forcenergy's corporate headquarters in Metairie, Louisiana and in its regional offices in Lafayette and Intracoastal City Louisiana, and Anchorage, Alaska. One hundred twenty employees work offshore in the Gulf of Mexico and 12 work in other field locations. Forcenergy's corporate headquarters is located at 3838 North Causeway Blvd., Lakeway Three, Suite 2300, Metairie, Louisiana 70002 and its telephone number is
(504) 838-7022.

    Additional information concerning Forcenergy and its subsidiaries is included in the Forcenergy documents filed with the SEC, which are incorporated by reference in this document. See "Where You Can Find More Information."

BUSINESS OF FOREST OIL CORPORATION

    Forest is an independent oil and gas company engaged in the acquisition, exploration, development, production and marketing of natural gas and liquids. Forest was incorporated in New York in 1924, the successor to a company formed in 1916, and has been a publicly held company since 1969. The Anschutz Corporation currently owns approximately 37% of Forest's outstanding common shares.

    Forest's estimated proved reserves were 718 billion cubic feet of natural gas equivalents (120 million barrels of oil equivalents) at December 31, 1999 of which approximately 73% was natural gas. As of December 31, 1999, Forest's estimated proved developed reserves were approximately 81% of total estimated proved reserves. Forest's principal reserves and producing properties are all located in North America. At December 31, 1999, approximately 73% of Forest's oil and gas reserves were in the United States and approximately 27% were in Canada. Approximately 74% of total production in 1999 was in the United States and approximately 26% was in Canada. During 1999, Forest produced approximately 241 million cubic feet of natural gas equivalents per day.

    Forest's operations are carried out by five business units. In the United States, business units operate in three areas: offshore Gulf of Mexico, onshore Gulf of Mexico, and the Western United States. A fourth business unit is in Canada, where oil and gas operations are conducted by Forest's wholly owned subsidiary, Canadian Forest Oil Ltd. A fifth business unit consists of interests in various other countries, including South Africa, Thailand, Italy, Switzerland and Tunisia.

    Forest operates from production offices located in Lafayette, Louisiana; Denver, Colorado; and Calgary, Alberta and runs its international business (other than Canada) from an office located in Houston, Texas. Forest's corporate headquarters is located at 1600 Broadway, Suite 2200, Denver, Colorado 80202, and its telephone number is (303) 812-1400. As of June 30, 2000, Forest had 271 employees, of whom 209 were salaried and 62 were hourly. Of the salaried employees, 16 were employed by ProMark, Forest's marketing and processing subsidiary.

    Forest currently intends to maintain Forcenergy as a wholly-owned subsidiary but may at some point in the future merge with Forcenergy.

    Additional information concerning Forest and its subsidiaries is included in the Forest documents filed with the SEC, which are incorporated by reference in this document. See "Where You Can Find More Information."

FOREST ACQUISITION I CORPORATION

    Forest Acquisition I Corporation, a Delaware corporation, is a newly-formed, wholly-owned subsidiary of Forest Oil Corporation formed for the purpose of effecting the merger. Forest Acquisition I Corporation has no employees.

    Forest Acquisition I Corporation's headquarters are located at 1600 Broadway, Suite 2200, Denver, Colorado 80202, and its telephone number is
(303) 812-1400.

                             FOREST OIL CORPORATION
               CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS

    On July 10, 2000, Forest and Forcenergy jointly announced a proposed merger. Under the merger agreement, Forcenergy common stockholders will receive 1.6 Forest common shares for each share of Forcenergy common stock they own. Forest will also exchange its common shares for Forcenergy's outstanding preferred stock, at a ratio of 68.6141 Forest common shares for each $1,000 stated value amount of Forcenergy preferred stock. The exchange ratios are subject to adjustment if the 1-for-2 reverse stock split of Forest common shares is approved. The transaction is subject to approval by the shareholders of both companies and to customary regulatory approval.

    The unaudited condensed pro forma combined financial statements included below are presented as if the merger was effective as of December 31, 1999, the effective date of Forcenergy's reorganization and fresh start reporting. These unaudited condensed pro forma combined financial statements combine the historical consolidated balance sheets of Forest and Forcenergy as of June 30, 2000 and December 31, 1999 and the consolidated statements of operations of Forest and Forcenergy for the six months ended June 30, 2000. The unaudited condensed pro forma combined balance sheets include pro forma adjustments to give effect to the merger. These statements are prepared on the pooling of interests method of accounting for the merger. Under the pooling of interests method, the results of operations of Forcenergy prior to the reorganization and fresh start reporting will not be included in the financial statements of the combined company. The pro forma combined financial statements are based on the assumptions set forth in the notes thereto.

    The information shown below should be read in conjunction with the consolidated historical financial statements of Forest and Forcenergy, which are incorporated by reference in this document and the unaudited pro forma combined per share financial information which appears elsewhere in this document. The pro forma financial statements are presented for informational purposes only and are not necessarily indicative of the combined financial position or results of operations which would have been realized had the merger been effective during the periods presented or the financial position or results of operations of the combined companies in the future.

    Upon consummation of the merger, the actual financial position and results of operations of Forest will differ, perhaps materially, from the pro forma amounts reflected herein due to a variety of factors, including changes in operating results between the dates of the pro forma financial information and the time of the merger and thereafter, as well as the factors discussed in the "RISK FACTORS" section.

                             FOREST OIL CORPORATION

                   CONDENSED PRO FORMA COMBINED BALANCE SHEET

                                 JUNE 30, 2000

                                  (UNAUDITED)

                                                        HISTORICAL                          PRO FORMA
                                                  ----------------------   ADJUSTMENTS      COMBINED
                                                   FOREST     FORCENERGY    (NOTE B)         FOREST
                                                  ---------   ----------   -----------      ---------
                                                                    (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents.....................  $   6,826       2,887            --           9,713
  Accounts receivable...........................     78,711      37,255            --         115,966
  Other current assets..........................      8,503      25,662            --          34,165
                                                  ---------     -------    ----------       ---------
    Total current assets........................     94,040      65,804            --         159,844

Net property and equipment, at cost.............    715,537     544,818            --       1,260,355

Goodwill and other intangible assets, net.......     20,616          --            --          20,616

Other assets....................................      9,151       9,454            --          18,605
                                                  ---------     -------    ----------       ---------
                                                  $ 839,344     620,076            --       1,459,420
                                                  =========     =======    ==========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..............................  $  70,315      45,550        30,000 (2)     145,865
  Accrued interest..............................      9,972         130            --          10,102
  Other current liabilities.....................      2,626      18,778            --          21,404
                                                  ---------     -------    ----------       ---------
    Total current liabilities...................     82,913      64,458        30,000         177,371

Long-term debt..................................    395,676     231,000            --         626,676
Other liabilities...............................     13,857       3,696            --          17,553
Deferred income taxes...........................     10,247          --            --          10,247

Redeemable preferred stock......................         --      30,589       (30,589)(1)          --

Shareholders' equity:
  Common stock..................................      5,412         240         3,885 (1)       9,537
  Capital surplus...............................    724,369     268,558        21,804 (1)   1,014,731
  Retained earnings (deficit)...................   (378,852)     22,548       (25,100)(2)    (381,404)
  Unearned compensation.........................         --      (1,013)           --          (1,013)
  Accumulated other comprehensive loss..........    (11,012)         --            --         (11,012)
  Treasury stock, at cost.......................     (3,266)         --            --          (3,266)
                                                  ---------     -------    ----------       ---------
    Total shareholders' equity..................    336,651     290,333           589         627,573
                                                  ---------     -------    ----------       ---------
                                                  $ 839,344     620,076            --       1,459,420
                                                  =========     =======    ==========       =========

  See accompanying notes to condensed pro forma combined financial statements.

                             FOREST OIL CORPORATION

                   CONDENSED PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1999

                                  (UNAUDITED)

                                                         HISTORICAL                       PRO FORMA
                                                   ----------------------   ADJUSTMENTS   COMBINED
                                                    FOREST     FORCENERGY    (NOTE B)      FOREST
                                                   ---------   ----------   -----------   ---------
                                                                    (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents......................  $   3,155      96,506           --        99,661
  Accounts receivable............................     64,719      41,332           --       106,051
  Other current assets...........................      3,484      18,862           --        22,346
                                                   ---------     -------       ------     ---------
    Total current assets.........................     71,358     156,700           --       228,058

Net property and equipment, at cost..............    697,616     512,000           --     1,209,616

Goodwill and other intangible assets, net........     22,092          --           --        22,092

Other assets.....................................      8,986       6,701           --        15,687
                                                   ---------     -------       ------     ---------
                                                   $ 800,052     675,401           --     1,475,453
                                                   =========     =======       ======     =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable...............................  $  72,589      82,535           --       155,124
  Accrued interest...............................     10,105      20,917           --        31,022
  Other current liabilities......................      3,481      17,476           --        20,957
                                                   ---------     -------       ------     ---------
    Total current liabilities....................     86,175     120,928           --       207,103

Long-term debt...................................    371,680     314,473           --       686,153
Other liabilities................................     14,262          --           --        14,262
Deferred income taxes............................      8,951          --           --         8,951

Shareholders' equity:
  Common stock...................................      5,381         240        3,600 (1)     9,221
  Capital surplus................................    721,832     239,760       (3,600)(1)   957,992
  Accumulated deficit............................   (396,007)         --           --      (396,007)
  Accumulated other comprehensive loss...........    (11,774)         --           --       (11,774)
  Treasury stock, at cost........................       (448)         --           --          (448)
                                                   ---------     -------       ------     ---------
    Total shareholders' equity...................    318,984     240,000           --       558,984
                                                   ---------     -------       ------     ---------
                                                   $ 800,052     675,401           --     1,475,453
                                                   =========     =======       ======     =========

  See accompanying notes to condensed pro forma combined financial statements.

                             FOREST OIL CORPORATION

              CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2000

                                  (UNAUDITED)

                                                                   HISTORICAL         PRO FORMA
                                                              ---------------------    COMBINED
                                                               FOREST    FORCENERGY     FOREST
                                                              --------   ----------   ----------
                                                                (IN THOUSANDS EXCEPT PER SHARE
                                                                           AMOUNTS)
Revenue:
  Marketing and processing..................................  $102,718          --      102,718
  Oil and gas sales.........................................   114,234     154,102      268,336
                                                              --------     -------      -------
    Total revenue...........................................   216,952     154,102      371,054

Operating expenses:
  Marketing and processing..................................   100,693          --      100,693
  Oil and gas production....................................    20,367      42,572       62,939
  General and administrative................................     8,103       9,962       18,065
  Depreciation and depletion................................    45,554      55,155      100,709
                                                              --------     -------      -------
      Total operating expenses..............................   174,717     107,689      282,406
                                                              --------     -------      -------
  Earnings from operations..................................    42,235      46,413       88,648

  Other income and expense:
    Other expense (income), net.............................       214      (2,068)      (1,854)
    Interest expense........................................    18,524       9,724       28,248
    Translation loss on subordinated debt...................     4,814          --        4,814
                                                              --------     -------      -------
      Total other income and expense........................    23,552       7,656       31,208
                                                              --------     -------      -------
  Earnings before income taxes and extraordinary item.......    18,683      38,757       57,440

  Income tax expense........................................     1,720      14,638       16,358
                                                              --------     -------      -------
  Earnings from continuing operations.......................  $ 16,963      24,119       41,082
                                                              ========     =======      =======
  Basic and diluted weighted average number of common shares
    outstanding.............................................    53,687                   94,938
                                                              ========                  =======
  Basic and diluted earnings per share from continuing
    operations..............................................  $    .32                      .43
                                                              ========                  =======

  See accompanying notes to condensed pro forma combined financial statements.

                             FOREST OIL CORPORATION

           NOTES TO CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS

                                  (UNAUDITED)

A.  BASIS OF PRESENTATION

    The accompanying unaudited condensed pro forma combined balance sheets and unaudited condensed pro forma combined statements of operations are presented as if the merger of Forest and Forcenergy was effective as of December 31, 1999, the effective date of the reorganization and fresh start reporting for Forcenergy. Under the terms of the merger agreement, Forest shareholders will retain their shares and each share of Forcenergy common stock will be exchanged for 1.6 Forest common shares. In addition, each $1,000 stated value of Forcenergy preferred stock will receive 68.6141 Forest common shares. The exchange ratios are subject to adjustment if the 1-for-2 reverse stock split of Forest's common shares is approved. It is expected that the merger will be accounted for as a pooling of interests.

    In the opinion of Forest management, these pro forma statements include all adjustments necessary for a fair presentation of pro forma financial statements. Accounting policies used in the preparation of the pro forma statements are those disclosed in Forest's and Forcenergy's consolidated financial statements which are incorporated by reference herein. Adjustments to conform the accounting policies of Forest and Forcenergy are insignificant.

    The pro forma statements are not necessarily indicative either of the results that actually would have been achieved if the transactions reflected therein had been effective during the periods presented or of results which may be obtained in the future. In preparing these pro forma statements, no adjustments have been made to reflect transactions which have occurred since the dates of the pro forma financial statements.

    The pro forma statements should be read in conjunction with the description of the merger of Forest and Forcenergy elsewhere in this document, the historical financial statements and related notes of Forest, incorporated by reference in this document, and the historical financial statements and related notes of Forcenergy incorporated by reference in this document.

B.  PRO FORMA ADJUSTMENTS

    These pro forma financial statements give effect to the following assumptions and adjustments:

    1. The issuance by Forest of 1.6 Forest common shares for each share of Forcenergy common stock and the issuance of 68.6141 Forest common shares for each $1,000 stated value of Forcenergy preferred stock.

    2. Transaction costs, including fees for advisors, attorneys and other consultants and incremental direct costs of completing the merger, are estimated to be approximately $30 million (approximately $25 million after tax) and will be charged to expense upon consummation of the merger. For the purposes of the pro forma financial statements, these transaction costs, net of the related income tax effect, have been recorded as an increase in accumulated deficit at June 30, 2000.

              COMPARISON OF SHAREHOLDERS' AND STOCKHOLDERS' RIGHTS

    As a result of the merger, the stockholders of Forcenergy will become shareholders of Forest. As shareholders of Forest, their rights will be governed by the New York Business Corporation Law and by Forest's restated certificate of incorporation and by-laws. The following are summaries of material differences between the rights of Forest shareholders and Forcenergy stockholders. This section does not include a complete description of all differences among the rights of these holders, nor does it include a complete description of the specific rights of these holders. In addition, the identification of some of the differences in the rights of these holders as material is not intended to indicate that other differences that are equally important do not exist.

    Forest is organized under the laws of the State of New York and Forcenergy is organized under the laws of the State of Delaware. The following discussion summarizes material differences between the Forest certificate of incorporation and the Forest by-laws and the Forcenergy certificate of incorporation and the Forcenergy by-laws and between certain provisions of New York law and Delaware law affecting stockholders' rights.

AUTHORIZED CAPITAL

    The total number of authorized shares of capital stock of Forest is 210,000,000, consisting of 200,000,000 Forest common shares, par value $0.10 per share, and 10,000,000 preferred shares, par value $0.01 per share. The preferred stock is classified into two classes, senior preferred stock and junior preferred stock, both of which are issuable into one or more series. Forest currently has no outstanding preferred stock.

    The total number of authorized shares of capital stock of Forcenergy is 110,000,000, consisting of 100,000,000 shares of Forcenergy common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. 40,000 shares of the 10,000,000 shares of preferred stock are designated as Series A Preferred Stock, all of which are issued and outstanding.

DIRECTORS

    The board of directors of Forest has 10 members and will be increased to 12 members after the merger. The Forest by-laws provide that the Forest board of directors will consist of a number of directors, not less than six nor more than 15, to be fixed from time to time by resolution of the Forest board of directors. The Forest board of directors is divided into three separate classes, consisting, as nearly as possible, of equal numbers of directors, with one class being elected annually. Members of the Forest board of directors are elected to serve a term of three years, and until their successors are elected and qualified. The Forcenergy board has eight members and is not divided into separate classes.

AMENDMENT OF BY-LAWS

    The Forest by-laws may be amended or repealed, or new by-laws may be adopted, at any meeting of the Forest board of directors. In addition, under New York law the by-laws of a New York corporation may be adopted, amended or repealed by holders of a majority of the outstanding capital stock entitled to vote for directors. However, the Forest certificate of incorporation provides that the affirmative vote of the holders of 66 2/3% of the outstanding shares entitled to vote thereon is required to adopt, amend or repeal any Forest by-law or portion of the Forest certificate of incorporation related to (1) the number, classification and terms of office of directors, (2) the removal of directors without cause or (3) the power of the board of directors to adopt, amend or repeal the Forest by-laws or the vote of the Forest board required for any such adoption, amendment or repeal.

    The Forcenergy certificate of incorporation provides that the Forcenergy board of directors has the power by vote of the majority of the directors to adopt, amend or repeal the by-laws. The by-laws adopted by the Forcenergy board may be amended or repealed by the affirmative vote of the holders of a majority of the total voting power of all shares of Forcenergy stock entitled to vote in the election of directors. Delaware law requires that stockholders always have the power to make, alter or repeal by-laws, even when the directors are also delegated such power.

AMENDMENT OF CERTIFICATE

    Under New York law and Delaware law, an amendment to the certificate of incorporation requires the approval of the corporation's board of directors and the affirmative vote of a majority of the outstanding shares entitled to vote. In addition, amendments that make changes relating to the capital stock by increasing or decreasing the par value or the aggregate number of authorized shares of a class, or otherwise adversely affecting the rights of such class, must be approved by the majority vote of each class or series of stock affected, even if such stock would not otherwise have such voting rights.

CLASS VOTING

    While New York law does not require class voting of any kind, it allows a corporation to specify within its certificate of incorporation that any class or classes of shares shall vote as a class in connection with the transaction of any business at a shareholder meeting, including amendments to the certificate of incorporation. When voting as a class is required in the certificate of incorporation, and no proportionate vote is provided, the vote is assumed to require, for the election of directors, a plurality of votes of such class entitled to vote and, for any other corporate action, a majority of votes. The Forest certificate of incorporation does not require class voting.

    Delaware law requires voting by separate classes only with respect to certificate of incorporation amendments that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes. The Forcenergy certificate of incorporation does not otherwise provide for class voting, except that the Forcenergy preferred stock can vote separately as a single class (and to the exclusion of all other classes of Forcenergy stock) to elect two new members to the Forcenergy board of directors in the event that Forcenergy either: (1) fails to declare and pay any dividend on the preferred stock for any two consecutive quarters or (2) fails to declare and pay any dividend on the preferred stock for any six quarters in the aggregate. The two new directors would comprise a separate class of directors and would be entitled to cast a number of votes on matters considered by the board of directors equal to the sum of the number of votes entitled to be cast by all other directors plus two.

CUMULATIVE VOTING

    Under New York law and Delaware law, stockholders do not have cumulative voting rights for the election of directors unless the corporation's certificate of incorporation so provides. Neither the Forest certificate nor the Forcenergy certificate provides for cumulative voting for directors.

REMOVAL OF DIRECTORS

    Under the Forest by-laws, a director may be removed for cause by a majority vote of the other directors then in office. A director may be removed without cause by the affirmative vote of two-thirds of the outstanding shares entitled to vote for such purpose. New York law provides that any or all directors may be removed for cause by vote of the holders of a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon. Additionally, New York law allows an action to procure a judgment removing a director for cause to be brought by the attorney general or by the holders of 10% of the outstanding shares, whether or not entitled to vote.

    Under the Forcenergy certificate of incorporation and Delaware law, any or all directors may be removed from office at any time with or without cause, but only by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote in the election of directors.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

    Pursuant to the Forest by-laws, any vacancy on the Forest board of directors caused by removal with cause or newly created directorships resulting from an increase in the number of directors may be filled by a majority of the directors then in office, even if less than a quorum. If the director vacancy was caused by removal without cause, the directorship will be filled at a special meeting by election of shareholders entitled to vote on the matter. Under the Forcenergy by-laws, any vacancy in the board of directors, whether by an increase in the number of directors or removal with or without cause, may be filled either by a majority of the directors then in office, even if less than a quorum, or by election of the stockholders at the next annual or special meeting.

SHAREHOLDER AND STOCKHOLDER MEETINGS AND PROVISIONS FOR NOTICES; PROXIES

    The Forest by-laws provide that a special meeting of shareholders for any purpose or purposes may be called by the Chairman of the Board, the President or the board of directors. Under New York law, shareholders may not call a special meeting unless there is a failure to elect a sufficient number of directors to conduct the business of the corporation or unless specifically authorized to do so by the corporation's certificate of incorporation or by-laws. Neither the Forest certificate of incorporation nor the Forest by-laws authorizes the shareholders to call a special meeting. The Forcenergy certificate of incorporation provides that special meetings of stockholders may be called by the President and shall be called by the Secretary either at the request of a majority of the Forcenergy board of directors or at the written request of stockholders holding together a majority of the shares entitled to vote at the meeting. Special meetings of the stockholders may not be called by any other person or persons.

    Under the Forest by-laws, written notice of the time and place of annual or special meetings of shareholders shall be mailed no less than 10 days and no more than 50 days before the date of such annual or special meeting to each shareholder as of the record date. For special meetings, the purpose or purposes for such meeting must also be stated in the notice. Pursuant to the Forcenergy by-laws, written notice of the annual meeting of stockholders stating the place, date and time of the annual or special meeting shall be given to each stockholder entitled to vote at such meeting between 10 and 60 days before the date of such meeting. Every notice of a special meeting shall state the purpose or purposes for which the meeting is called.

    Under New York law, a proxy is valid for 11 months from its date, unless the proxy provides otherwise. Under Delaware law, a proxy is valid for three years from its date, unless the proxy provides for a longer period.

QUORUM

    Under the Forest by-laws, a quorum for the transaction of business at any regular or special meeting of the Forest board of directors consists of:
(1) two directors if there are six directors or fewer on the entire board or
(2) one-third of the directors whenever there are more than six directors. Under the Forcenergy by-laws, a quorum for the transaction of business at any regular or special meeting of the Forcenergy board of directors consists of a majority of the directors of the entire Forcenergy board of directors.

    Under the Forest by-laws, a quorum for the transaction of business at any shareholder meeting consists of a number of persons representing a majority of the shares of voting capital stock issued and outstanding. However, New York law provides that in the case of a special meeting for the election of directors called by the shareholders, the shareholders attending, in person or by proxy, and entitled to

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vote in an election of directors, constitute a quorum solely for the purpose of electing directors. Under the Forcenergy by-laws, a quorum for the transaction of business at any stockholder meeting consists of a number of persons representing the majority of the capital stock issued and outstanding and entitled to vote thereat present in person or represented by proxy.

PREEMPTIVE RIGHTS

    Under New York law, shareholders of a corporation formed prior to 1997 have preemptive rights, subject to certain limitations, unless the certificate of incorporation provides otherwise. The Forest certificate does not provide for preemptive rights. Under Delaware law, stockholders have no preemptive rights unless such rights are provided for in the certificate of incorporation. The Forcenergy certificate does not provide for preemptive rights.

VOTING BY SHAREHOLDERS AND STOCKHOLDERS

    Under the Forest by-laws, except as required by law, the Forest certificate of incorporation or Forest by-laws, action by Forest shareholders is taken by the vote of the holders of a majority of the shares represented and entitled to vote at a meeting of shareholders at which a quorum is present. Pursuant to the Forcenergy by-laws, action by Forcenergy stockholders is taken by the vote of the holders of a majority of the stock represented and entitled to vote at a stockholders meeting at which a quorum is present, subject to applicable law, the Forcenergy certificate of incorporation or the Forcenergy by-laws. For approval of a plan of merger adopted by a Delaware corporation's board of directors, the vote of a majority of all outstanding shares entitled to vote thereon is required.

    Under New York law, corporate action generally must be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon. New York law provides that directors are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in such election. Additionally, New York law requires the vote of two-thirds of all outstanding shares entitled to vote thereon for a plan of merger or consolidation adopted by the board of directors of a New York corporation, a guarantee given by a New York corporation not in furtherance of its corporate purposes, a disposition of substantially all the assets of a New York corporation if not made in the usual course of business, or the dissolution of a New York corporation.

    Under New York law, but not under Delaware law, the issuance, by a corporation to its directors, officers or employees of rights or options (other than substituted rights or options issued in connection with a business combination) to purchase from the corporation any of its shares, as an incentive to service or continued service with the corporation, or the adoption of a plan providing for such issuance, must be authorized by the vote of the holders of a majority of all outstanding shares entitled to vote thereon.

    New York law prohibits a New York corporation from making loans to its directors without authorization by vote of the shareholders (excluding from such vote the affected director's shares). Delaware law has no comparable voting requirement but instead permits loans to, and guarantees on behalf of officers and employees of a Delaware corporation, including those officers and employees who are also directors of the corporation, if, in the judgment of the board, such loan or guarantee may reasonably be expected to benefit the corporation.

MERGER WITHOUT STOCKHOLDER APPROVAL

    Under Delaware law, no vote of stockholders of the surviving corporation in a merger is required (and no dissenters' rights are available to such stockholders) if the agreement of merger does not amend in any respect the certificate of incorporation of the surviving corporation, there is no change in the outstanding shares of the surviving corporation as a result of the merger, and the number of common shares issued or issuable in the merger does not exceed 20% of the issuer common shares

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outstanding immediately prior to the merger. Delaware law further provides that no stockholder approval is required in a merger of a corporation with or into a single direct or indirect wholly-owned subsidiary of such corporation for the purpose of effecting a holding company reorganization, if certain conditions are met, including:

    - as a result of the merger, the corporation or its successor becomes a direct or indirect wholly-owned subsidiary of the new holding company;

    - stockholders of the corporation receive in the merger the same number of shares of the new holding company as they owned in the corporation prior to the merger, which stock has the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, with respect to the holding company as such stock had with respect to the corporation prior to the merger;

    - the certificate of incorporation and by-laws of the new holding company contain provisions identical to the certificate of incorporation and by-laws of the corporation immediately prior to the effective time of the merger (except for provisions that could have been amended or deleted without stockholder approval);

    - the directors of the new holding company will be the same as the directors of the corporation immediately prior to the merger;

    - the certificate of incorporation of the corporation or its successor immediately following the merger is identical in all substantive respects to the certificate of incorporation of the corporation immediately prior to the merger, provided that the certificate of incorporation of the corporation or its successor shall be amended in the merger to contain a provision requiring that any act or transaction by or involving such corporation that requires for its adoption under Delaware law or its certificate of incorporation the approval of the stockholders of such corporation shall require, in addition, the approval of the stockholders of the new holding company or any successor thereto by merger; and

    - the merger is tax-free for Federal income tax purposes to the stockholders of the corporation.

    New York does not have a comparable provision.

STOCKHOLDER ACTION WITHOUT A MEETING

    Under New York law, shareholders may take any action on which they are required or permitted to vote without a meeting by written consent of all outstanding shares unless the certificate provides that the written consent of less than all outstanding shares is sufficient for corporate action. The Forest certificate does not provide that the written consent of less than all outstanding shares is sufficient for corporate action.

    The Forcenergy certificate of incorporation prohibits stockholder action by written consent.

RIGHTS PLAN

    In October 1993, Forest adopted a shareholder rights plan and entered into a rights agreement with ChaseMellon Shareholder Services, L.L.C. (successor to Mellon Securities Trust Company) as rights agent. Under the Forest rights agreement, one right, referred to as a Forest right, attaches to each outstanding Forest common share. Each Forest right, when exercisable, entitles its registered holder to purchase from Forest one one-hundredth of a share of First Series Junior Preferred Stock at an exercise price of $30.00 subject to adjustment. The Forest rights become exercisable only if a person or group acquires 20% or more of Forest common shares or announces a tender offer for 20% or more of Forest common shares, subject to certain exceptions specified in the Forest rights agreement. The rights agreement has been amended to exclude acquisitions of Forest common shares by The Anschutz

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Corporation as triggering events under the plan. Neither the execution of the merger agreement nor the consummation of the transactions contemplated thereby will result in the Forest rights being exercised, distributed or triggered.

    The Forest rights have certain anti-takeover effects. The Forest rights will cause substantial dilution to a person or group that attempts to acquire, or merge with, Forest without conditioning the offer on the Forest rights being rendered inapplicable.

    Forcenergy has not adopted a rights plan.

BUSINESS COMBINATIONS

    Under Section 912 of the New York Business Corporation Law, an interested shareholder, defined generally as a person owning 20% or more of a corporation's outstanding voting stock, is prevented from engaging in a business combination with the corporation for five years after becoming an interested shareholder, unless:

    - the board approved the transaction in which the interested shareholder became an interested shareholder; or

    - the board approves the business combination before the shareholder becomes an interested shareholder.

    Forest's board approved the transactions by which The Anschutz Corporation became an interested shareholder. Therefore, Section 912 would not prevent The Anschutz Corporation from acquiring additional Forest common shares.

    Under the business combination statute of Delaware law, a corporation is prohibited from engaging in any business combination with an interested stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within a three-year period did own, 15% or more of the corporation's voting stock for a three-year period following the time the stockholder became an interested stockholder, unless:

    - prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

    - the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder; or

    - at or subsequent to the time the stockholder became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

    A business combination generally includes:

    - mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

    - specified transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries; and

    - other transactions resulting in a disproportionate financial benefit to an interested stockholder.

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    The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or by-laws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders. Because Forcenergy has adopted a provision in its amended and restated certificate of incorporation to opt-out of the Delaware business combination statute, the statute will be inapplicable to business combinations involving Forcenergy one year after the date of adoption of this provision. The Delaware business combination statute is not applicable to the business combination of Forcenergy and Forest because the Forcenergy board has approved this transaction.

INDEMNIFICATION AND LIMITATION OF LIABILITY

    New York and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, corporations to adopt a provision in their certificate of incorporation eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care. There are, nonetheless, certain differences between the laws of the two states respecting indemnification and limitation of liability.

    A New York corporation is allowed to indemnify any person who is, or is threatened to be made, a party in any civil or criminal proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and necessarily incurred by such person as a result of such action or proceeding or any appeal therein.

    With respect to actions by or in the rights of the corporation, a New York corporation may indemnify any such person against reasonable expenses including attorneys' fees and amounts paid in settlement. To be entitled to indemnification, a person must have acted in good faith, for a purpose that he reasonably believed to be in, or in the case of service for another organization, not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, in addition, had no reasonable cause to believe his conduct was unlawful. Court approval is required as a prerequisite to indemnification of expenses in respect of any claim as to which a person has been adjudged liable to the corporation.

    New York law requires indemnification against expenses actually and reasonably incurred by any director, officer, employee or agent in connection with a proceeding against such person for action in such capacity to the extent that the person has been successful on the merits or otherwise. Advancement of expenses prior to a determination on the merits is permitted, but not required, under New York law, which further requires that any director or officer must undertake to repay such expenses if it is ultimately determined that he is not entitled to indemnification. The disinterested members of the board of directors (or independent legal counsel or the shareholders) must determine, in each instance where indemnification is not required under New York law, that such director, officer, employee or agent is entitled to indemnification. Under New York law, the indemnification provided by statute is not exclusive.

    The Forest certificate of incorporation provides that the directors of Forest are not personally liable to the corporation or its shareholders for damages for breach of duty as a director, except where a judgment or other final adjudication establishes that the acts or omissions that are the subject of the cause of action:

    - were taken in bad faith or involved intentional misconduct or a knowing violation of law;

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    - resulted in the director personally obtaining a financial profit or advantage to which the director was not legally entitled; or

    - involved the declaration of unlawful dividends, unlawful stock repurchases, unlawful distribution of assets to shareholders after a dissolution or the making of unlawful loans.

    The Forest by-laws provide that Forest shall, to the fullest extent permitted by law, indemnify any director or elected officer made or threatened to be made a party to any action or proceeding, whether civil or criminal, including an action by or in the right of the corporation, by reason of the fact that he, his testator or intestate, is or was a director or elected officer of Forest or is serving or served such other organization in any capacity, against judgments, fines, penalties, amounts paid in settlement, and reasonable expenses, including attorneys' fees, or any appeal therein. Forest may indemnify any other person to whom Forest is permitted to provide indemnification or the advancement of expenses by applicable law.

    Delaware law authorizes a Delaware corporation to indemnify any person who is, or is threatened to be made, a party in any civil, criminal, administrative or investigative, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against judgments, fines, amounts paid in settlement and expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding. With respect to actions by or in the right of the corporation, Delaware law authorizes indemnification of such person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit. To be entitled to indemnification, a person must have acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful with respect to actions taken by or in the right of the corporation. With respect to actions by or in the right of the corporation, court approval is required as a prerequisite to indemnification of expenses in respect of any claim as to which a person has been adjudged liable to the corporation.

    Delaware law requires indemnification against expenses actually and reasonably incurred by any director, officer, employee or agent in connection with a proceeding against such person for actions in such capacity to the extent that the person has been successful on the merits or otherwise. Advancement of expenses prior to a determination on the merits is permitted, but not required, by Delaware law, which further requires that any director or officer must undertake to repay such expenses if it is ultimately determined that he is not entitled to indemnification. The disinterested members of the board of directors (or independent legal counsel or the stockholders) must determine, in each instance where indemnification is not required by Delaware law, that such director, officer, employee or agent is entitled to indemnification. Delaware law provides that the indemnification provided by statute is not exclusive.

    The Forcenergy certificate of incorporation provides that no director will be personally liable for monetary damages for breach of fiduciary duties, except for liability for (a) any breach of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(d) transactions from which the director derived any improper personal benefit.

    The Forcenergy by-laws provide that Forcenergy shall indemnify any authorized representative (i.e., director, officer or trustee) who was or is made, or threatened to be made, a party to any third party or corporate proceeding (defined as any threatened, pending or completed action, suit or proceeding, whether civil or criminal or otherwise) by reason of the fact that the authorized representative is or was

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an authorized representative of Forcenergy against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred in connection with the third party or corporate proceeding. The provisions of the Forcenergy by-laws do not affect any rights to indemnification to which employees other than directors and officers may be entitled by law.

DISSENTERS' RIGHTS

    New York law provides dissenters' rights to holders entitled to vote thereon for (1) certain mergers and consolidations; (2) dispositions of assets requiring shareholder approval; and (3) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholders. The procedures for perfecting dissenters' rights are similar under Delaware law and New York law, except that New York law provides a procedure for the corporation to make a written offer prior to the commencement of litigation to each dissenting shareholder to pay cash for his or her shares at a specified, uniform price that the corporation considers to be the fair value of the shares. If the effective date of the corporate action dissented from has occurred, the offer must be accompanied by an 80% advance payment of the offer price to each dissenting shareholder who has submitted his or her stock certificates. If the effective date has not yet occurred, such advance payment shall be sent forthwith upon its occurrence. If the corporation and a dissenting shareholder agree upon a price to be paid for such dissenting shareholder's shares within 30 days after the making of the offer, payment in full must be made by the corporation within 60 days of the date on which the offer was made or within 60 days of the effective date, whichever is later. If any dissenting shareholder fails to agree with the corporation during the aforesaid 30-day period, or if an offer is not made within a specified period of time, only then may a proceeding for judicial appraisal be commenced.

    Under Delaware law, a stockholder of a corporation who does not vote in favor of certain merger transactions and who demands appraisal of his shares in connection therewith may, under varying circumstances, be entitled to dissenters' rights pursuant to which the stockholder may receive cash in the amount of the fair value of his shares of stock (as determined by a Delaware court) in lieu of the consideration he would otherwise receive in the transaction. Unless the corporation's certificate of incorporation provides otherwise, such dissenters' rights are not available in certain circumstances, including without limitation (1) the sale, lease or exchange of all or substantially all of the assets of a corporation, (2) the merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or the Nasdaq National Market or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or the Nasdaq National Market or held of record by more than 2,000 holders, plus cash in lieu of fractional shares or
(3) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

    The concept of "fair value" in payment for shares upon exercise of dissenters' rights is different under New York law and Delaware law. Under Delaware law, "fair value" must be determined exclusive of any element of value arising from the accomplishment or expectation of the relevant transaction. New York law does not exclude such element of value but mandates that the court should consider the nature of the transaction, its effect on the corporation and its shareholders, and the concepts and methods of valuation then customary in the relevant financial and securities markets.

    The procedures that holders of Forcenergy preferred stock must follow to perfect their dissenters' rights are set forth under Section 262 of the Delaware General Corporation Law.

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DISSOLUTION

    Under New York law, the attorney general of the State of New York may bring a dissolution action if the corporation was fraudulently formed or subsequent to formation, has acted or conducted business in an abusive, unlawful or fraudulent manner.

    New York law also provides that either the corporation's board of directors or its shareholders (at a shareholders' meeting called by the holders of at least 10% of all outstanding shares entitled to vote thereon) may adopt a resolution stating that the corporation is insolvent or that dissolution would be beneficial to the shareholders. If a majority of either the board or the shareholders of the corporation adopt such a resolution, such adopting group may present a petition for the judicial dissolution of the corporation.

    New York law further provides that shareholders entitled to cast at least 50% of all the votes entitled to be cast in the election of directors may petition for judicial dissolution of the corporation on the ground that (1) the directors are so divided respecting the management of the corporation's affairs that the votes required for action by the board cannot be obtained, (2) the shareholders are so divided that the votes required for the election of directors cannot be obtained or (3) that there is internal dissension and two or more factions of shareholders are so divided that dissolution would be beneficial to the shareholders. Any shareholder entitled to vote in the election of directors of a corporation may present a petition for dissolution on the ground that the shareholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms have expired or would have expired upon the election and qualification of their successors.

    Under Delaware law, unless the board of directors approves the proposal to dissolve, dissolution of the corporation must be approved by the written consent of all stockholders entitled to vote thereon. Only if the dissolution is initiated by the board of directors may it be approved by a majority of the corporation's stockholders. The Court of Chancery, upon application by any stockholder, may appoint a custodian and, if the corporation is insolvent, a receiver.

DIVIDENDS

    Under New York law, a corporation may declare and pay dividends, or make other distributions in cash, its bonds or its property, on its outstanding shares except when the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation. The Forest certificate of incorporation contains no such restrictions, except that common stock dividends are subject to the preferential dividend right applicable to shares of any series of Forest preferred stock.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if it has no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares if such redemption or repurchase would not impair the capital of the corporation or if it repurchases shares having a preference upon the distribution of any of its assets and retires such shares upon acquisition (and provided, that after any reduction in capital made in connection with such retirement of shares, the corporation's remaining assets are sufficient to pay any debts for which payment has not otherwise been provided).

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RIGHT TO EXAMINE SHAREHOLDER AND STOCKHOLDER LISTS

    Under New York law, any person who shall have been a shareholder of record, upon at least five days' written demand, shall have the right to examine in person or by agent or attorney, during usual business hours, the corporation's minutes of proceedings of its shareholders and record of shareholders. Shareholders may inspect these records for any purpose reasonably related to such person's interests as a shareholder.

    In compliance with Delaware law, the Forcenergy by-laws provide that stockholders have a right for a period of at least ten days prior to every stockholder meeting and during such meeting to examine a list of stockholders of Forcenergy, arranged in alphabetical order and showing the address and the number of shares held by such stockholder, for any purpose germane to such meeting. Further, under Delaware law, any stockholder, following a written request, has the right to inspect the corporation's books and records, including the stockholder list, during usual business hours for a proper purpose.

INTERESTED DIRECTOR TRANSACTIONS

    Under both New York law and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely by reason of such interest provided that one of the following conditions is met: (1) the contract or transaction is approved by the stockholders or by a majority of disinterested members of the board of directors (under New York law, if a quorum of the board is not present at such time, a unanimous vote of the disinterested directors is required) or, in certain circumstances, a committee thereof if the material facts are disclosed (under New York law, in good faith) or known thereto or (2) the contract or transaction was fair (and, under New York law, reasonable) to the corporation at the time it was approved.

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                    PROPOSED AMENDMENT TO FOREST'S RESTATED
                          CERTIFICATE OF INCORPORATION

    Forest's board of directors has approved a proposal authorizing an amendment to Forest's restated certificate of incorporation to effect a reverse stock split of Forest's common shares. The certificate of amendment to effect this reverse stock split is in the form attached to this joint proxy statement/ prospectus as Annex E. Approval of the reverse stock split by shareholders requires the affirmative vote of the holders of a majority of Forest's outstanding common shares.

GENERAL

    Forest is currently authorized to issue up to 210,000,000 shares of stock, of which 200,000,000 are common shares, $0.10 par value, and 10,000,000 are preferred shares, $0.01 par value. Each two outstanding Forest common shares would be reclassified into one new common share. If the reverse stock split is approved, Forest's stated capital would be reduced, but the authorized number of common shares would not change.

PRINCIPAL EFFECTS OF REVERSE STOCK SPLIT

    The principal effects of the reverse stock split proposal will be:


    - Approval of the reverse stock split would decrease Forest's outstanding
      common shares by 50%. As of October   , 2000, Forest had       old common
      shares outstanding. This number would become       new common shares (or
            Forest common shares if the merger is approved and after giving effect to the shares issued in the merger). The reverse split will not affect any shareholder's proportionate equity interest in Forest, subject to the provisions for the elimination of fractional shares as described below and subject to approval of the merger.


    - Forest is authorized under its restated certificate of incorporation to issue up to 200,000,000 common shares. We are not proposing to reduce the amount of our authorized common shares. If the reverse split is approved, the new common shares issued and outstanding will represent approximately
        % of Forest's authorized common shares (or     % of Forest's authorized
      common shares if the merger is approved and after giving effect to the shares issued in the merger) whereas the existing common shares currently
      issued and outstanding represents approximately     % of the authorized
      common shares (or     % of Forest's authorized common shares if the merger
      is approved and after giving effect to the shares issued in the merger).
      After giving effect to this proposal, approximately       common shares
      will be available for future issuance by the board of directors without further action by the shareholders.


    - As of October   , 2000, there were outstanding options to purchase an
      aggregate of       shares of old common stock under Forest's Stock
      Incentive Plan. All of the outstanding options include provisions for adjustments in the number of shares covered thereby, and the exercise price thereof, in the event of a reverse stock split. If the reverse split is approved and effected, there would be reserved for issuance upon
      exercise of all outstanding options a total of approximately       shares
      of new common stock. Each of the outstanding options would thereafter evidence the right to purchase 50% of the shares of common stock previously covered thereby, and the exercise price per share would be two times the previous exercise price.


    Assuming the reverse stock split is approved and implemented, the certificate of amendment amending Forest's restated certificate of incorporation will be filed with the Secretary of State of New York as promptly as practicable thereafter. The reverse stock split would become effective as of the close of business on the date of such filing.

REASONS FOR THE REVERSE STOCK SPLIT

    The adoption of the reverse stock split would decrease the number of shares outstanding and presumably increase the per share market price for the new common shares. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it or Forest's reputation in the financial community, but in practice this is not necessarily the case.

    Moreover, many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower-priced stocks because the brokerage commission on a sale of a lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

    Although we cannot assure you that the price of Forest's shares after the reverse split will actually increase in an amount proportionate to the decrease in the number of outstanding shares, the reverse split is intended to result in a price level for the new common stock that will broaden investor interest and provide a market that will more closely reflect Forest's underlying values.

    As a growth-oriented independent oil and gas exploration and production company, Forest has extensively relied on outside sources of funds, including the proceeds from the sale of equity and debt securities, to fund its capital expenditures in the past. Forest expects to continue to rely on outside sources of funds in the future, and believes that the reverse stock split may enhance Forest's ability to obtain such capital on favorable terms.

EXCHANGE OF STOCK CERTIFICATES AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

    As soon as practicable after the reverse split becomes effective, Forest shareholders will be notified and requested to surrender their old common stock certificates for new certificates representing the number of shares of new common stock after the reverse split. Until so surrendered, each current certificate representing shares of old common stock will be deemed for all corporate purposes after such effective date to evidence ownership of new common stock in the appropriately reduced number. Chase Mellon Shareholder Services will be appointed exchange agent to act for shareholders in effecting the exchange of their certificates.

    In cases in which the reverse split results in any shareholder holding a fraction of a share, Forest will pay the shareholder for such fractional interest on the basis of the average closing market price on the NYSE for the 10 trading days immediately preceding the effective date of such reverse split. Because the price of Forest common stock fluctuates, the amount to be paid for fractional shares cannot be determined until such date and may be greater or lesser than the price on the date that any shareholder executes his proxy.


    There were approximately       shareholders of record of Forest as of
October       , 2000. The reverse split, if approved, is not expected to cause a significant change in the number of shareholders.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the material federal income tax consequences of the proposed reverse split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended, Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the new common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of old common stock are advised to consult their own tax advisors regarding the federal income tax consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

    - The reverse split will qualify as a recapitalization described in
      Section 368(a)(1)(E) of the Internal Revenue Code.

    - No gain or loss will be recognized by Forest in connection with the reverse split.

    - No gain or loss will be recognized by a shareholder who exchanges all of his shares of old common stock solely for shares of new common stock.

    - The aggregate basis of the new common shares to be received in the reverse split (including any fractional share deemed received) will be the same as the aggregate basis of the old common shares surrendered in exchange therefor.

    - The holding period of the new common shares to be received in the reverse split (including any fractional share deemed received) will include the holding period of the old common shares surrendered in exchange therefor.

    - A holder of common stock receiving cash in lieu of a fractional shares will be treated as receiving the payment in connection with a redemption of the fractional share, with the tax consequences of the redemption determined under Section 302 of the Internal Revenue Code. As such, a holder of common stock will generally recognize gain or loss upon such payment equal to the difference, if any, between such shareholder's basis in the fractional share (as described above) and the amount of cash received. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shareholder's holding period (as described above) exceeds one year. A holder of common stock receiving cash in lieu of a fractional share may be subject to dividend treatment on such payment if the redemption of the fractional share is "essentially equivalent to a dividend" under Section 302 of the Internal Revenue Code. However, based on a published IRS ruling, dividend treatment is unlikely if, taking into account the constructive ownership rules set forth in
      Section 318 of the Internal Revenue Code, (a) the shareholder's relative stock interest in Forest is minimal, (b) the shareholder exercises no control over Forest's affairs and (c) there is a reduction in the shareholder's proportionate interest in Forest.

    THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF FOREST COMMON SHARES IS URGED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAW OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

                             LEGAL AND TAX MATTERS

    The validity of the Forest common shares to be issued in the merger will be passed upon for Forest by Vinson & Elkins L.L.P., special counsel to Forest.


    Weil, Gotshal & Manges LLP, counsel to Forcenergy, will render an opinion that the merger will qualify as a "reorganization" within the meaning of
Section 368(a) of the Internal Revenue Code.

    Ernst & Young LLP, tax advisor to Forest, will render an opinion that the merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code.

                                    EXPERTS

    The consolidated financial statements of Forest as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, have been incorporated by reference in reliance upon the report of KPMG LLP, independent certified accountants, which is incorporated by reference, and upon that firm as experts in accounting and auditing.

    The consolidated financial statements of Forcenergy as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999 incorporated by reference herein, have been audited by PricewaterhouseCoopers LLP, independent public accountants, as stated in their report with respect thereto, and have been so incorporated in reliance upon their authority as experts in accounting and auditing.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Representatives of KPMG LLP, current independent certified accountants of Forest, expect to be present at the Forest special meeting and will be available to respond to appropriate questions from Forest shareholders in attendance. Although these representatives have stated that they do not intend to make any statements at the Forest special meeting, they will have the opportunity to do so.

    Representatives of PricewaterhouseCoopers LLP, current independent public accountants of Forcenergy, expect to be present at the Forcenergy special meeting and will be available to respond to appropriate questions from Forcenergy stockholders in attendance. Although these representatives have stated that they do not intend to make any statements at the Forcenergy special meeting, they will have the opportunity to do so.

                                 OTHER MATTERS

    Pursuant to the Forest by-laws, the business that may be conducted at the Forest special meeting is confined to the purposes described in the notice of special meeting of shareholders that accompanies this document.

    Pursuant to Forcenergy's by-laws, the business that may be conducted at the Forcenergy special meeting is confined to the purposes described in the notice of special meeting of stockholders that accompanies this document.

                     SHAREHOLDER AND STOCKHOLDER PROPOSALS

    Any Forest shareholder who intends to present a proposal at Forest's 2001 annual meeting of shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by Forest at its principal executive offices not later than December 1, 2000. Forest will not be required to include in its proxy statement a form of proxy or stockholder proposal that is received after that date or that otherwise fails to meet the requirements for shareholder proposals established by regulations of the SEC.

    Any Forcenergy stockholder who intends to present a proposal at Forcenergy's 2001 annual meeting of stockholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the written proposal and any written statement in support of the proposal must be received by the Secretary of Forcenergy at its principal executive offices not later than December 30, 2000. Stockholders can present other proposals from the floor of the annual meeting only if, in general, the corporate secretary receives proper notice and certain information not less than 60 days nor more than 90 days prior to the meeting. Any stockholder who wishes to introduce a proposal should consult

Forcenergy's certificate of incorporation and by-laws and the applicable proxy rules of the SEC. Forcenergy will not be required to include in its proxy statement a form of proxy or stockholder proposal that is received after that date or that otherwise fails to meet the requirements for stockholder proposals established by regulations of the SEC. If the merger is consummated as currently contemplated, there will be no 2001 annual meeting of Forcenergy stockholders.

                      WHERE YOU CAN FIND MORE INFORMATION

    Forest has filed with the SEC a registration statement on Form S-4 under the Securities Act that registers the issuance of the Forest common shares in the merger to Forcenergy stockholders. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Forest and Forcenergy. The rules and regulations of the SEC allow us to omit certain information included in the registration statement from this document.

    In addition, Forest and Forcenergy file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy this information at the following locations of the SEC:

Public Reference Room          New York Regional Office       Chicago Regional Office
450 Fifth Street, N.W.         7 World Trade Center           Citicorp Center
Room 1024                      Suite 1300                     500 West Madison Street
Washington, D.C. 20549         New York, New York 10048       Suite 1400
                                                              Chicago, Illinois
                                                              60661-2511

    You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers, like Forest and Forcenergy, who file electronically with the SEC. The address of that website is http://www.sec.gov. You can also inspect reports, proxy statements and other information about Forest at the offices of the NYSE, 20 Broad Street, New York, New York 10005 and about Forcenergy at the offices of the National Association of Securities Dealers, 1735 K Street, Washington, D.C. 20006.

    The SEC allows Forest and Forcenergy to incorporate by reference information into this document. This means that the companies can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document.

    This document incorporates by reference the documents listed below that Forest and Forcenergy have previously filed with the SEC. They contain important information about our companies and their financial condition. Some of these filings have been amended by later filings, which are also listed.

          FOREST COMMISSION FILINGS
             (FILE NO. 1-13515)                            DESCRIPTION OR PERIOD
---------------------------------------------  ---------------------------------------------
Quarterly Report on Form 10-Q                  Quarter Ended June 30, 2000

Current Report on Form 8-K                     Press release announcing merger agreement
                                                 between Forest and Forcenergy, dated
                                                 July 10, 2000

Quarterly Report on Form 10-Q                  Quarter Ended March 31, 2000

Proxy Statement on Schedule 14A                For Forest's 2000 annual meeting of
                                                 shareholders held May 10, 2000

Annual Report on Form 10-K                     Year Ended December 31, 1999

Current Report on Form 8-K                     Summary of year-end operations and plans for
                                                 2000 for Canadian, Gulf of Mexico, Western
                                                 and International business units, dated
                                                 February 15, 2000

Registration Statement on Form 8-A             Description of Forest preferred share
                                                 purchase rights and common stock

        FORCENERGY COMMISSION FILINGS
             (FILE NO. 1-13095)                            DESCRIPTION OR PERIOD
---------------------------------------------  ---------------------------------------------
Quarterly Report on Form 10-Q                  Quarter Ended June 30, 2000

Quarterly Report on Form 10-Q                  Quarter Ended March 31, 2000

Proxy Statement on Schedule 14A                For Forcenergy's 2000 annual meeting of
                                                 stockholders held June 7, 2000

Annual Report on Form 10-K                     Year Ended December 31, 1999

Current Report on Form 8-K                     Consummation of First Amended Joint Plan of
                                                 Reorganization, dated February 15, 2000

    Forest and Forcenergy incorporate by reference additional documents that either company may file with the SEC between the date of this document and the dates of the Forest special meeting and the Forcenergy special meeting. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

    You can obtain any of the documents incorporated by reference in this document through Forest or Forcenergy, as the case may be, or from the SEC through the SEC's website at the address described above. Documents incorporated by reference are available from the companies without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this document. You can obtain documents incorporated by reference as an exhibit in this document by requesting them in writing or by telephone from the appropriate company at the following address:

FOR FOREST SHAREHOLDERS:                       FOR FORCENERGY STOCKHOLDERS:

Forest Oil Corporation                         Forcenergy Inc
1600 Broadway, Suite 2200                      3838 North Causeway Blvd., Lakeway Three,
Denver, CO 80202                               Suite 2300
(303) 812-1400                                 Metairie, LA 70002
                                               (504) 838-7022

    If you would like to request documents, please do so promptly to receive them before the special meetings. If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

    WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE MERGER OR OUR COMPANIES THAT DIFFERS FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN THE DOCUMENTS OUR COMPANIES HAVE PUBLICLY FILED WITH THE SEC. THEREFORE, IF ANYONE SHOULD GIVE YOU ANY DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

    IF YOU LIVE IN A JURISDICTION IN WHICH IT IS UNLAWFUL TO OFFER TO EXCHANGE OR SELL, OR TO ASK FOR OFFERS TO EXCHANGE OR BUY, THE SECURITIES OFFERED BY THIS DOCUMENT, OR TO ASK FOR PROXIES, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT SUCH ACTIVITIES, THEN THE OFFER PRESENTED BY THIS DOCUMENT DOES NOT EXTEND TO YOU.

    THE INFORMATION CONTAINED IN THIS DOCUMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

                                                                        ANNEX A1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                             FOREST OIL CORPORATION

                        FOREST ACQUISITION I CORPORATION

                                      AND

                                 FORCENERGY INC

                           DATED AS OF JULY 10, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                          AGREEMENT AND PLAN OF MERGER

ARTICLE I  THE MERGER...............................................          1

  1.1.  THE MERGER..................................................          1
  1.2.  CLOSING.....................................................          2
  1.3.  EFFECTIVE TIME..............................................          2
  1.4.  EFFECTS OF THE MERGER.......................................          2
  1.5.  CERTIFICATE OF INCORPORATION AND BY-LAWS....................          2
  1.6.  DIRECTORS...................................................          2

ARTICLE II  EFFECT OF THE MERGER ON THE STOCK OF THE CONSTITUENT
CORPORATIONS; EXCHANGE OF CERTIFICATES..............................          2

  2.1.  EFFECT ON STOCK.............................................          2
  2.2.  EXCHANGE OF CERTIFICATES....................................          4

ARTICLE III  STOCKHOLDER APPROVAL; BOARD OF DIRECTORS OF PARENT.....          7

  3.1.  STOCKHOLDER APPROVAL........................................          7
  3.2.  BOARD OF DIRECTORS OF PARENT................................          8

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........          8

  4.1.  ORGANIZATION, QUALIFICATION, ETC............................          8
  4.2.  STOCK.......................................................          9
  4.3.  CORPORATE AUTHORITY RELATIVE TO THIS AGREEMENT; NO
          VIOLATION.................................................         10
  4.4.  REPORTS AND FINANCIAL STATEMENTS............................         10
  4.5.  NO UNDISCLOSED LIABILITIES..................................         11
  4.6   NO VIOLATION OF LAW.........................................         11
  4.7.  ENVIRONMENTAL LAWS AND REGULATIONS..........................         11
  4.8.  ABSENCE OF CHANGES IN BENEFIT PLANS.........................         12
  4.9.  ERISA COMPLIANCE............................................         12
        ABSENCE OF CERTAIN CHANGES OR EVENTS........................
 4.10.                                                                       13
        INVESTIGATIONS; LITIGATION..................................
 4.11.                                                                       14
  4.12  JOINT PROXY STATEMENT; REGISTRATION STATEMENT; OTHER
          INFORMATION...............................................         14
        COMPANY RIGHTS PLAN.........................................
 4.13.                                                                       15
        LACK OF OWNERSHIP OF PARENT COMMON STOCK....................
 4.14.                                                                       15
        TAX MATTERS.................................................
 4.15.                                                                       15
        OPINION OF FINANCIAL ADVISOR................................
 4.16.                                                                       16
        REQUIRED VOTE OF COMPANY STOCKHOLDERS.......................
 4.17.                                                                       16
        POOLING OF INTERESTS........................................
 4.18.                                                                       16
        INSURANCE...................................................
 4.19.                                                                       16
        LABOR MATTERS; EMPLOYEES....................................
 4.20.                                                                       16
        RESERVE REPORTS.............................................
 4.21.                                                                       17
        MATERIAL CONTRACTS..........................................
 4.22.                                                                       18
        PERMITS.....................................................
 4.23.                                                                       19
        INTELLECTUAL PROPERTY.......................................
 4.24.                                                                       19
        HEDGING.....................................................
 4.25.                                                                       20
        SECTION 203 OF THE DGCL NOT APPLICABLE......................
 4.26.                                                                       20

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB.........         20

  5.1.  ORGANIZATION, QUALIFICATION, ETC............................         20
  5.2.  CAPITAL STOCK...............................................         21
  5.3.  CORPORATE AUTHORITY RELATIVE TO THIS AGREEMENT; NO
          VIOLATION.................................................         22
  5.4.  REPORTS AND FINANCIAL STATEMENTS............................         22
  5.5.  NO UNDISCLOSED LIABILITIES..................................         23
  5.6.  NO VIOLATION OF LAW.........................................         23
  5.7.  ENVIRONMENTAL LAWS AND REGULATIONS..........................         23
  5.8.  ABSENCE OF CHANGES IN BENEFIT PLANS.........................         24
  5.9.  ERISA COMPLIANCE............................................         24
        ABSENCE OF CERTAIN CHANGES OR EVENTS........................
 5.10.                                                                       25
        INVESTIGATIONS; LITIGATION..................................
 5.11.                                                                       25
        JOINT PROXY STATEMENT; REGISTRATION STATEMENT; OTHER
 5.12.    INFORMATION...............................................         26
        LACK OF OWNERSHIP OF COMPANY COMMON STOCK...................
 5.13.                                                                       26
        PARENT RIGHTS PLAN..........................................
 5.14.                                                                       26
        TAX MATTERS.................................................
 5.15.                                                                       26
        OPINION OF FINANCIAL ADVISOR................................
 5.16.                                                                       27
        REQUIRED VOTE OF PARENT STOCKHOLDERS........................
 5.17.                                                                       27
        POOLING OF INTERESTS........................................
 5.18.                                                                       27
        INSURANCE...................................................
 5.19.                                                                       27
        LABOR MATTERS; EMPLOYEES....................................
 5.20.                                                                       28
        RESERVE REPORTS.............................................
 5.21.                                                                       28
        MATERIAL CONTRACTS..........................................
 5.22.                                                                       29
        PERMITS.....................................................
 5.23.                                                                       30
        INTELLECTUAL PROPERTY.......................................
 5.24.                                                                       30
        HEDGING.....................................................
 5.25.                                                                       30
        CSI LETTER..................................................
 5.26.                                                                       31

ARTICLE VI.  COVENANTS AND AGREEMENTS...............................         31

  6.1.  CONDUCT OF BUSINESS BY THE COMPANY OR PARENT................         31
  6.2.  INVESTIGATION...............................................         35
  6.3.  COOPERATION.................................................         35
  6.4.  AFFILIATE AGREEMENTS........................................         36
  6.5.  EMPLOYEE STOCK OPTIONS, INCENTIVE AND BENEFIT PLANS.........         36
  6.6.  FILINGS; OTHER ACTION.......................................         38
  6.7.  FURTHER ASSURANCES..........................................         38
  6.8.  TAKEOVER STATUTE............................................         38
  6.9.  NO SOLICITATION.............................................         38
        PUBLIC ANNOUNCEMENTS........................................
 6.10.                                                                       39
        INDEMNIFICATION AND INSURANCE...............................
 6.11.                                                                       39
        ACCOUNTANTS' "COMFORT" LETTERS..............................
 6.12.                                                                       40
        ADDITIONAL REPORTS..........................................
 6.13.                                                                       40
        EMPLOYEE MATTERS............................................
 6.14.                                                                       40
        MANAGEMENT..................................................
 6.15.                                                                       41
        DISPUTED CLAIMS AND ALLOWED COMPANY EQUITY INTERESTS UNDER
 6.16.    THE COMPANY PLAN OF REORGANIZATION........................         41

ARTICLE VII.  CONDITIONS TO THE MERGER..............................         41

  7.1.  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
          MERGER....................................................         41
  7.2.  CONDITIONS TO OBLIGATIONS OF THE COMPANY TO EFFECT THE
          MERGER....................................................         42
  7.3.  CONDITIONS TO OBLIGATIONS OF PARENT TO EFFECT THE MERGER....         42

ARTICLE VIII.  TERMINATION, WAIVER, AMENDMENT AND CLOSING...........         43

  8.1.  TERMINATION OR ABANDONMENT..................................         43
  8.2.  TERMINATION FEE.............................................         44
  8.3.  AMENDMENT OR SUPPLEMENT.....................................         45
  8.4.  EXTENSION OF TIME, WAIVER, ETC..............................         46

ARTICLE IX.  MISCELLANEOUS..........................................         46

  9.1.  NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES...............         46
  9.2.  EXPENSES....................................................         46
  9.3.  COUNTERPARTS; EFFECTIVENESS.................................         46
  9.4.  GOVERNING LAW...............................................         46
  9.5.  NOTICES.....................................................         46
  9.6.  ASSIGNMENT; BINDING EFFECT..................................         47
  9.7.  SEVERABILITY................................................         47
  9.8   ENFORCEMENT OF AGREEMENT....................................         47
  9.9.  MISCELLANEOUS...............................................         48
        HEADINGS....................................................
 9.10.                                                                       48
        SUBSIDIARIES; SIGNIFICANT SUBSIDIARIES; AFFILIATES..........
 9.11.                                                                       48
        FINDERS OR BROKERS..........................................
 9.12.                                                                       48

      EXHIBITS
---------------------
       A                Company Stockholders Agreement
       B                Parent Shareholders Agreement
       C                Registration Rights Agreement
       6.4(a)           Company Affiliate Agreement
       6.4(b)           Parent Affiliate Agreement

      SCHEDULES
---------------------
       6.14(c)          Severance Plans/Employment Agreements
       6.15             Executive Officers

    AGREEMENT AND PLAN OF MERGER, dated as of July 10, 2000 (this "Agreement"), among Forest Oil Corporation, a New York corporation ("Parent"), Forest Acquisition I Corporation, a Delaware corporation ("Sub"), and Forcenergy Inc, a Delaware corporation (the "Company").

    WHEREAS, the respective Boards of Directors of Parent, Sub and the Company
(i) have approved and have declared advisable the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth herein, whereby (a) each issued and outstanding share of Company Common Stock (as defined in Section 4.2) not owned directly by the Company or Parent will be converted into the right to receive 1.6 shares of Parent Common Stock (as defined in Section 5.2) as set forth in Section 2.1 (subject to adjustment as provided in Section 3.1) and (b) each issued and outstanding share of Company Series A Preferred Stock (as defined in Section 4.2) not owned directly by the Company or Parent will be converted into the right to receive 68.6141 shares of Parent Common Stock as set forth in Section 2.1 (subject to adjustment as provided in Section 3.1), and (ii) have determined that the Merger and the other transactions contemplated hereby are consistent with, and in furtherance of, their respective business strategies and goals;

    WHEREAS, simultaneously with the execution and delivery of this Agreement and as a condition and inducement to the willingness of Parent and Sub to enter into this Agreement, Parent and certain principal stockholders of the Company (the "Principal Company Stockholders") are entering into the Company Stockholders Agreement dated the date hereof (the "Company Stockholders Agreement") in the form of EXHIBIT A hereto pursuant to which the Principal Company Stockholders will agree to vote to adopt this Agreement and to take certain other actions in furtherance of the Merger;

    WHEREAS, simultaneously with the execution and delivery of this Agreement and as a condition and inducement to the willingness of the Company to enter into this Agreement, the Company and The Anschutz Corporation ("TAC") are entering into the Parent Shareholders Agreement dated the date hereof (the "Parent Shareholders Agreement") in the form of EXHIBIT B hereto pursuant to which TAC will agree to vote to approve the issuance of Parent Common Stock and to take certain other actions in furtherance of the Merger;

    WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent and the Principal Company Stockholders are entering into the Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement") in the form of Exhibit C hereto;

    WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

    WHEREAS, for federal income tax purposes, it is intended that the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

    WHEREAS, for financial accounting purposes, it is intended that the Merger will be accounted for as a pooling of interests transaction;

    NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I.
                                   THE MERGER

    Section 1.1. THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Sub shall be merged with and into the Company at the Effective Time (as defined in Section 1.3). Following the Effective Time, the separate corporate existence of Sub shall cease and the Company shall be the surviving corporation (the "Surviving Corporation"), shall succeed to and assume all the rights and obligations of Sub in accordance with the DGCL and shall become a wholly owned subsidiary of Parent.

    Section 1.2. CLOSING. The closing of the Merger (the "Closing") will take place at 10:00 a.m. on a date to be specified by the parties (the "Closing Date"), which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), unless another time or date is agreed to by the parties hereto. The Closing will be held at the offices of Vinson & Elkins L.L.P., 17th Floor, 1325 Avenue of the Americas, New York, New York 10019.

    Section 1.3. EFFECTIVE TIME. Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the parties shall file a certificate of merger or other appropriate documents (in any such case, the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as Parent and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time").

    Section 1.4. EFFECTS OF THE MERGER. The Merger shall have the effects set forth in Section 259 of the DGCL.

    Section 1.5.  CERTIFICATE OF INCORPORATION AND BY-LAWS.

        (a) The certificate of incorporation of Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

        (b) The by-laws of Sub, as in effect immediately prior to Effective Time, shall be the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

    Section 1.6. DIRECTORS. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the next annual meeting of stockholders of the Surviving Corporation (or their earlier resignation or removal) and until their respective successors are duly elected and qualified, as the case may be.

                                  ARTICLE II.
                    EFFECT OF THE MERGER ON THE STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

    Section 2.1. EFFECT ON STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of Sub, the Company or the holders of any securities of the Company or Sub:

        (a) CANCELLATION OF COMPANY-OWNED STOCK AND PARENT-OWNED STOCK. Each share of Company Common Stock and Company Series A Preferred Stock that is owned directly by the Company or by Parent or any of their Subsidiaries, if any, shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

        (b) CONVERSION OF COMPANY COMMON STOCK AND COMPANY SERIES A PREFERRED STOCK. Subject to Sections 2.1(e) and 2.2(e), each issued and outstanding share of Company Common Stock, including without limitation shares held in the reserve created pursuant to Section 5.3(h) of the Company's plan of reorganization (the "Reserve") (other than shares to be cancelled in accordance with Section 2.1(a)) shall be converted into the right to receive
    1.6 (the "Common Exchange Ratio") fully paid and non-assessable shares of Parent Common Stock (the "Common Stock Merger Consideration") and (ii) each issued and outstanding share of Company Series A Preferred Stock (other than shares to be cancelled as provided in Section 2.1(a)) with a stated value of $1,000 shall be converted into the right to receive 68.6141 (the "Preferred Exchange Ratio", and collectively with the Common Exchange Ratio, the "Exchange Ratio") fully paid and non-assessable shares of Parent Common Stock (and all accrued and unpaid dividends on each such outstanding share of Company Series A Preferred Stock (other than shares to be cancelled as aforesaid), whether or not declared, shall be converted into the right to receive such number of fully paid and nonassessable shares of Parent Common Stock as shall equal the product of the Preferred Exchange Ratio and a fraction, the numerator of which shall equal the amount of such accrued and unpaid dividends on such share and the denominator of which is $1,000) (the "Preferred Stock Merger Consideration", and collectively with the Common Stock Merger Consideration, the "Merger Consideration"). As of the Effective Time and without any action on the part of the holders thereof, all such shares of Company Common Stock and Company Series A Preferred Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock or Company Series A Preferred Stock (the "Certificates") shall cease to have any rights with respect thereto, except the right to receive (i) the applicable Merger Consideration, (ii) certain dividends and other distributions in accordance with Section 2.2(c) and
    (iii) cash in lieu of fractional shares of Parent Common Stock or Company Preferred Stock in accordance with Section 2.2(e), without interest.

        (c) CONVERSION OF COMMON STOCK OF SUB. Each issued and outstanding share of common stock, par value $0.01 per share, of Sub shall be converted into and become 24,000 validly issued, fully paid and nonassessable shares of common stock of the Surviving Corporation.

        (d) COMPANY WARRANTS. (i) Each outstanding warrant (the "Company Warrants") to purchase or acquire a share of Company Common Stock under the warrant agreements listed on the Company Disclosure Letter (collectively, the "Company Warrant Agreements") shall be converted into a warrant to purchase the number of shares of Parent Common Stock equal to the Common Exchange Ratio times the number of shares of Company Common Stock that could have been obtained immediately prior to the Effective Time upon the exercise of such Company Warrant at an exercise price per share equal to the aggregate exercise price for shares of Company Common Stock subject to such Company Warrant under the applicable Company Warrant Agreement divided by the aggregate number of shares of Parent Common Stock deemed purchasable pursuant to such Company Warrant, and all references in such warrant agreement to the Company shall be deemed to refer to Parent, where appropriate, and (ii) Parent shall assume the obligations of the Company under the Company Warrant Agreements. The other terms of each such Company Warrant and the applicable Company Warrant Agreement under which it was issued shall continue to apply.

        (e) Notwithstanding anything in this Agreement to the contrary, any issued and outstanding shares of Company Series A Preferred Stock held by a person (a "Dissenting Stockholder") who objects to the Merger and complies with all provisions of Delaware law concerning the right of holders of Company Series A Preferred Stock to dissent from the Merger and require appraisal of their shares of Company Series A Preferred Stock ("Dissenting Shares") shall not be converted as described in Section 2.1(b), but shall become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the laws of the State of Delaware. If, after the Effective Time, such Dissenting Stockholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal, in any case pursuant to the DGCL, his shares of Company Series A Preferred Stock shall be deemed to be converted as of the Effective Time into the right to receive the Preferred Stock Merger Consideration. The Company shall give Parent (i) prompt notice of any demands for appraisal of shares of Company Series A Preferred Stock received by the Company and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

    Section 2.2.  EXCHANGE OF CERTIFICATES.

        (a) EXCHANGE AGENT. Prior to the Effective Time, Parent shall enter into an agreement with such bank or trust company as may be designated by Parent and as shall be reasonably satisfactory to the Company to act as exchange agent for the purpose of exchanging Certificates for the applicable Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock and Company Series A Preferred Stock, for exchange in accordance with this Article II, through the Exchange Agent, (i) Parent certificates representing the number of whole shares of Parent Common Stock issuable pursuant to Section 2.1 in exchange for outstanding shares of Company Common Stock and (ii) Parent certificates representing the number of whole shares of Parent Common Stock issuable pursuant to Section 2.1 in exchange for outstanding shares of Company
    Series A Preferred Stock. Any certificates of Parent Common Stock or cash deposited with the Exchange Agent shall hereinafter be referred to as the "Exchange Fund." Parent shall make available to the Exchange Agent, from time to time as required after the Effective Time, cash necessary to pay dividends and distributions in accordance with Section 2.2(c) and to make payments in lieu of any fractional shares in accordance with
    Section 2.2(e).

        (b) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, but no later than 10 days thereafter, the Exchange Agent shall mail to each holder of record of a Certificate whose shares were converted into the applicable Merger Consideration pursuant to Section 2.1 (including without limitation the trustee of the Reserve), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and
    (ii) instructions for use in effecting the surrender of the Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a Parent certificate representing that number of whole shares of Parent Common Stock that such holder has the right to receive pursuant to the provisions of this
    Article II, certain dividends or other distributions in accordance with
    Section 2.2(c) and cash in lieu of any fractional share in accordance with
    Section 2.2(e) and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Common Stock or Company Series A Preferred Stock that is not registered in the transfer records of the Company a certificate representing the proper number of shares of Parent Common Stock may be issued to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such issuance shall pay any transfer or other non-income taxes required by reason of the issuance of shares of Parent Common Stock to a person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this
    Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration that the holder thereof has the right to receive pursuant to the provisions of this Article II, if applicable, certain dividends or other distributions in accordance with Section 2.2(c) and, if applicable, cash in lieu of any fractional share in accordance with
    Section 2.2(e). No interest will be paid or will accrue on any cash payable to holders of Certificates pursuant to the provisions of this Article II.

        (c) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(e), and all such dividends, other distributions and cash in lieu of fractional shares of Parent Common Stock shall be paid by Parent to the Exchange Agent and shall be included in the Exchange Fund, in each case until the surrender of such Certificate in accordance with this Article II. Subject to the effect of applicable escheat or similar laws, following surrender of any such Certificate, there shall be paid to the holder of the certificate representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock and the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 2.2(e) and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock. Parent shall make available to the Exchange Agent cash for these purposes.

        (d) NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK OR COMPANY SERIES A PREFERRED STOCK. All shares of Parent Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms of this
    Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of Company Common Stock or Company Series A Preferred Stock theretofore represented by such Certificates, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been authorized or made by the Company on such shares of Company Common Stock or Company Series A Preferred Stock that remain unpaid at the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock or Company Series A Preferred Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Article II, except as otherwise provided by law.

        (e)  NO FRACTIONAL SHARES.

           (i) No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, no dividend or distribution of Parent shall relate to such fractional share interests and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Parent.

           (ii) As promptly as practicable following the Effective Time, Parent shall pay to the Exchange Agent an amount in cash equal to the product obtained by multiplying (A) the fractional share interest to which each former holder of Company Common Stock or Company Series A Preferred Stock (after taking into account all shares of Company Common Stock or Company Series A Preferred Stock, as the case may be, held at the Effective Time by such holder) would otherwise be entitled by (B) the closing price for a share of Parent Common Stock as reported on the New York Stock Exchange, Inc. ("NYSE") Composite Transaction Tape (as reported in The Wall Street Journal, or, if not reported thereby, any other authoritative source) on the Closing Date.

          (iii) As soon as practicable after the determination of the amount of cash to be paid to holders of Company Common Stock or Company Series A Preferred Stock with respect to any fractional share interests, the Exchange Agent will make available such amounts to such holders subject to and in accordance with the terms of
       Section 2.2(c).

        (f) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates for six months after the Effective Time shall be delivered to Parent, upon demand, and any holders of the Certificates who have not theretofore complied with this
    Article II shall thereafter look only to Parent for payment of their claim for Merger Consideration, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock.

        (g) NO LIABILITY. None of Parent, the Company, Sub or the Exchange Agent shall be liable to any person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash from the Exchange Fund in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate shall not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, any cash payable to the holder of such Certificate pursuant to this Article II or any dividends or distributions payable to the holder of such Certificate would otherwise escheat to or become the property of any governmental body or authority) any such Merger Consideration or cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

        (h) INVESTMENT OF EXCHANGE FUND. The Exchange Agent shall invest any cash included in the Exchange Fund, as directed by Parent, on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent.

        (i) LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration and, if applicable, any cash in lieu of fractional shares, and unpaid dividends and distributions on shares of Parent Common Stock deliverable in respect thereof, in each case pursuant to this Agreement.

        (j) WITHHOLDING RIGHTS. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock or Company Series A Preferred Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock or Company Series A Preferred Stock in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

        (k) FURTHER ASSURANCES. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

                                  ARTICLE III.
                          STOCKHOLDER APPROVAL; BOARD
                             OF DIRECTORS OF PARENT

    Section 3.1.  STOCKHOLDER APPROVAL.

        (a) Subject to the terms and conditions contained herein, (i) this Agreement shall be submitted for approval to the holders of shares of Company Common Stock at a meeting to be duly held for this purpose by the Company (the "Company Stockholders Meeting"), and (ii) the issuance of Parent Common Stock in connection with the Merger (the "Share Issuance"), shall be submitted for approval to the holders of shares of Parent Common Stock at a meeting to be duly held for this purpose by Parent (the "Parent Shareholders Meeting"). The Company and Parent shall coordinate and cooperate with respect to the timing of such meetings and shall endeavor to hold such meetings on the same day and as soon as practicable after the date hereof. Parent may also submit for approval to the holders of shares of Parent Common Stock at the Parent Shareholders Meeting a proposal for a 1-for-2 consolidation (the "Reverse Stock Split") of the Parent Common Stock; provided, however, that approval of the Share Issuance shall not be conditioned on the approval of such proposal; and provided, further, that if such proposal is adopted and the Reverse Stock Split is effected on or prior to the Effective Time, the Common Exchange Ratio and the Preferred Exchange Ratio shall be automatically adjusted to be 0.8 and 34.30705, respectively, without the necessity of further action.

        (b) The Board of Directors of the Company shall recommend adoption of this Agreement by the stockholders of the Company (the "Company Recommendation"), and shall not withdraw, modify or qualify (or propose to withdraw, modify or qualify) (a "Change") in any manner adverse to such recommendation or take any action or make any statement in connection with the Company Stockholders Meeting inconsistent with such recommendation (collectively, a "Change in the Company Recommendation"); provided the foregoing shall not prohibit accurate disclosure (and such disclosure shall not be deemed to be a Change in the Company Recommendation) of factual information regarding the business, financial condition or results of operations of the Company or the fact that a Takeover Proposal (as hereinafter defined) has been made, the identity of the party making such proposal or the material terms of such proposal (provided, that the Board of Directors of the Company does not withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to Parent its recommendation) in the Form S-4 or the Joint Proxy Statement/Prospectus or otherwise, to the extent such information, facts, identity or terms is required to be disclosed under applicable law; and, provided further, that the Board of Directors of the Company may make a Change in the Company Recommendation pursuant to Section 6.9 hereof. Notwithstanding any Change in the Company Recommendation, this Agreement shall be submitted to the stockholders of the Company at the Company Stockholders Meeting for the purpose of adopting the Agreement and approving the Merger; provided that this Agreement shall not be required to be submitted to the stockholders of the Company at the Company Stockholders Meeting if this Agreement has been terminated pursuant to Section 8.1 hereof.

        (c) The Board of Directors of Parent shall recommend approval of the Share Issuance by the shareholders of Parent (the "Parent Recommendation"), and shall not Change in any manner adverse to such recommendation or take any action or make any statement in connection with the Parent Shareholders Meeting inconsistent with such recommendation (collectively, a "Change in the Parent Recommendation"); provided the foregoing shall not prohibit accurate disclosure (and such disclosure shall not be deemed to be a Change in the Parent Recommendation) of factual information regarding the business, financial condition or results of operations of Parent or the fact that a Takeover Proposal has been made, the identity of the party making such proposal or the material terms of such proposal (provided, that the Board of Directors of Parent does not withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to the Company its recommendation) in the Form S-4 or the Joint Proxy Statement/Prospectus or otherwise, to the extent such information, facts, identity or terms is required to be disclosed under applicable law; and, provided further, that the Board of Directors of Parent may make a Change in the Parent Recommendation pursuant to Section 6.9 hereof. Notwithstanding any Change in the Parent Recommendation, this Agreement shall be submitted to the shareholders of Parent at the Parent Shareholders Meeting for the purpose of approving the Share Issuance; provided that the Share Issuance shall not be required to be submitted to the shareholders of Parent at the Parent Shareholders Meeting if this Agreement has been terminated pursuant to Section 8.1 hereof.

    Section 3.2. BOARD OF DIRECTORS OF PARENT. The Board of Directors of Parent shall take all action necessary immediately following the Effective Time to fix the number of directors constituting the Board of Directors at twelve members. Attachment 3.2 to the Company Disclosure Letter lists names of the two current members of the Board of Directors of the Company who will be nominated as directors of Parent and the class of directors to which each such individual will be nominated. If an individual so selected consents to serve as a director, such individual shall be elected as a director of Parent (and shall be assigned to such class of directors as specified in the preceding sentence), effective as of the Effective Time, for a term expiring at Parent's next annual meeting of stockholders following the Effective Time at which the term of the class to which such director belongs expires, subject to being renominated as a director at the discretion of Parent's Board of Directors.

                                  ARTICLE IV.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as expressly set forth on a disclosure letter, dated as of the date hereof and referencing applicable sections of this Agreement and provided to Parent prior to the execution of this Agreement (the "Company Disclosure Letter"), the Company represents and warrants to Parent and Sub that:

    Section 4.1. ORGANIZATION, QUALIFICATION, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect (as hereinafter defined) on the Company. As used in this Agreement, any reference to any state of facts, event, change or effect having a "Material Adverse Effect" on or with respect to the Company or Parent, as the case may be, means such state of facts, event, development, change or effect (including the incurrence of any liabilities of any nature, whether or not accrued, contingent (or otherwise)) that has had, or would reasonably be expected to have, a material adverse effect on the business, assets, properties, prospects, results of operations or financial condition of the Company and its Subsidiaries (as defined in Section 9.11), taken as a whole, or Parent and its Subsidiaries, taken as a whole, as the case may be. The copies of the Company's certificate of incorporation and by-laws attached to the Company Disclosure Letter are complete and correct and in full force and effect on the date hereof. The Company does not have any Significant Subsidiaries (as defined in Section 9.11). All the outstanding shares of capital stock of, or other ownership interests in, the Company's Subsidiaries are validly issued, fully paid and non-assessable and are owned by the Company, directly or indirectly, free and clear of all liens, claims, charges or encumbrances. There are no existing options, rights of first refusal, preemptive rights, calls or commitments of any character relating to the issued or unissued capital stock or other securities of, or other ownership interests in, any Subsidiaries of the Company (other than rights of first refusal, preemptive rights or similar rights held by the Company with respect to certain of such Subsidiaries).

    Section 4.2. CAPITAL STOCK. The authorized stock of the Company consists of 100,000,000 shares of common stock, par value $0.01 per share ("Company Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share ("Company Preferred Stock"). As of June 30, 2000, 24,161,000 shares of Company Common Stock and 41,571 shares of Company Preferred Stock, all of which shares of Company Preferred Stock having been designated as 14% Series A Cumulative Preferred Stock ("Company Series A Preferred Stock"), were issued and outstanding and no shares of Company Common Stock were held in treasury. All the outstanding shares of Company Common Stock and Company Series A Preferred Stock have been validly issued and are fully paid and non-assessable. No "Event of Noncompliance" has occurred under the terms of the Company Series A Preferred Stock. As of June 30, 2000, there were no outstanding subscriptions, options, warrants, rights or other arrangements or commitments obligating the Company to issue any shares of its stock other than:

        (a) Warrants to acquire an aggregate of 180,000 shares of Company Common Stock at an exercise price of $16.67 per share expiring February 15, 2004;

        (b) Warrants to acquire an aggregate of 197,000 shares of Company Common Stock at an exercise price of $20.83 per share expiring February 15, 2005;

        (c) Warrants to purchase in the aggregate 1,775,000 shares of Company Common Stock, which Warrants were originally issued in connection with the issuance of the Company Series A Preferred Stock, each such warrant entitling the holder to acquire 45 shares of Common Stock at an exercise price of $10.00 per share expiring upon the earlier of the occurrence of certain events or February 15, 2010; and

        (d) Options and other rights to receive or acquire 1,605,384 shares of Company Common Stock granted on or prior to June 30, 2000, pursuant to employee incentive or benefit plans, programs and arrangements and non-employee director plans currently maintained by the Company (collectively the "Company Stock Plans").

    No changes in Company Common Stock or Company Preferred Stock have occurred since June 30, 2000. Attachment 4.2 to the Company Disclosure Letter sets forth a complete and correct list, as of June 30, 2000 of (i) the name of each holder of outstanding stock options or other rights to purchase or to receive Company Common Stock granted under the Company Stock Plans (collectively, the "Company Stock Options"), (ii) the number of shares of Company Common Stock subject to each Company Stock Option, (iii) the exercise prices thereof and (iv) the name of the Company Stock Plan pursuant to which such Company Stock Options were issued. Attachment 4.2 to the Company Disclosure Letter sets forth a complete and correct list, as of June 30, 2000 of (i) the name of each record holder of outstanding Company Warrants, (ii) the number of shares of Company Common Stock subject to each such Company Warrant and (iii) the exercise prices thereof. Except as set forth in this Section 4.2, including in connection with the issuance or pursuant to the conversion or exercise of the securities referred to above, (x) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities of the Company or any of its Subsidiaries (other than shares of capital stock or other voting securities of such Subsidiaries that are directly or indirectly owned by the Company),
(B) any securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of, or other ownership interests in, the Company or any of its Subsidiaries or (C) any warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, and no obligation of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock or other voting securities of, or ownership interests in, the Company or any of its Subsidiaries, (y) there are not any outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities and (z) the Company is not a party to any voting agreement or registration rights agreement with respect to any of its securities.

    Section 4.3.  CORPORATE AUTHORITY RELATIVE TO THIS AGREEMENT; NO
VIOLATION. The Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and, except for the approval of its stockholders in the case of the Merger, no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. The Board of Directors of the Company has determined that the transactions contemplated by this Agreement are in the best interest of the Company and its stockholders and to recommend to such stockholders that they vote in favor thereof. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding agreement of the other parties hereto, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies). The Company is not subject to or obligated under any charter or bylaw provision, or subject to any order or decree, that would be breached or violated by its executing or, subject to the approval of its stockholders in the case of the Merger, carrying out this Agreement. The execution and carrying out of this Agreement by the Company will not breach or violate any contract provision or agreement evidencing indebtedness or any license, franchise or permit, except for any breaches or violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Other than in connection with or in compliance with the provisions of the DGCL, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), Section 4043 of ERISA (as defined in Section 4.9) and the securities or blue sky laws of the various states (collectively, the "Company Required Approvals"), no authorization, consent or approval of, or filing with, any governmental body or authority or any non-governmental third party is necessary for the consummation by the Company of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals or filings, the failure to obtain or make which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or substantially impair or delay the consummation of the transactions contemplated hereby.

    Section 4.4. REPORTS AND FINANCIAL STATEMENTS. (a) The Company has previously made available to Parent true and complete copies of:

           (i) the Company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for each of the years ended December 31, 1997 through 1999;

           (ii) the Company's Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2000;

          (iii) Each definitive proxy statement filed by the Company with the SEC since December 31, 1997;

           (iv) Each final prospectus filed by the Company with the SEC since December 31, 1997; and

           (v) All Current Reports on Form 8-K filed by the Company with the SEC since December 31, 1999.

    As of their respective dates, such reports, proxy statements and prospectuses (collectively, the "Company SEC Reports") (i) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information in any Company SEC Report has been revised or superseded in a later filed Company SEC Report, none of the Company SEC Reports contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements included in the Company SEC Reports (including any related notes and schedules) complied as to form, as of their respective dates of filing with the SEC, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with past practice and generally accepted accounting principles in the United States ("GAAP") consistently applied during the periods involved (except as otherwise disclosed in the notes thereto) and fairly presented the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods or as of the dates then ended (subject, where appropriate, to normal year-end adjustments). Except as set forth in the Company Disclosure Letter, since December 31, 1997, the Company has timely filed all reports and other filings required to be filed by it with the SEC under the rules and regulations of the SEC.

        (b) The Company has furnished to Parent true and complete copies of its internal monthly financial statements (containing production history) for all complete months in 2000 (which internal financial statements were prepared in accordance with past practice).

    Section 4.5. NO UNDISCLOSED LIABILITIES. Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, except (a) liabilities or obligations reflected in any of the Company SEC Reports filed and publicly available prior to the date hereof and (b) liabilities or obligations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

    Section 4.6. NO VIOLATION OF LAW. The businesses of the Company and its Subsidiaries have not been, and are not being, conducted in violation of any law, ordinance or regulation of any governmental body or authority (provided that no representation or warranty is made in this Section 4.6 with respect to Environmental Laws (as hereinafter defined)) except (a) as described in any of the Company SEC Reports filed and publicly available prior to the date hereof and (b) for violations or possible violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

    Section 4.7. ENVIRONMENTAL LAWS AND REGULATIONS. Except as described on Attachment 4.7 to the Company Disclosure Letter or in the Company SEC Reports filed and publicly available prior to the date hereof:

        (a) The Company and each of its Subsidiaries and their properties and operations are in compliance with all applicable Environmental Laws in all material respects;

        (b) Neither the Company nor any of its Subsidiaries, nor any of their properties or operations, are subject to any existing, pending or, to the knowledge of the Company, threatened action, suit, investigation, inquiry or proceeding by or before any governmental authority or court under any Environmental Law;

        (c) All Permits (as defined in Section 4.23 below) required to be obtained or filed by the Company or any of its Subsidiaries under any Environmental Law in connection with the business, properties or operations of the Company and its Subsidiaries have been obtained or filed and are valid and currently in full force and effect, except for those Permits the absence of which would not have a Material Adverse Effect on the Company;

        (d) There has not been any release of any Hazardous Substance, pollutant or contaminant into the environment by the Company or any of its Subsidiaries or in connection with their properties or operations in any location or concentration that could give rise to any potentially material remedial obligations under any Environmental Law;

        (e) There has not been any exposure of any person or property to any Hazardous Substance, pollutant or contaminant in connection with the business, properties and operations of the Company and its Subsidiaries that could give rise to any potentially material claims for damages or compensation; and

        (f) To its knowledge, the Company has made available to Parent all internal and external environmental audits, studies and all correspondence on substantial environmental matters relevant to the Company in the possession of the Company and its Subsidiaries.

    For purposes of this Agreement, "Environmental Laws" shall mean any and all laws, statues, ordinances, rules, regulations, or orders of any governmental authority pertaining to health or the environment in effect as of the date hereof, including, without limitation, the federal Clean Air Act, Comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), Water Pollution Control Act (the "Clean Water Act"), Occupational Safety and Health Act, Resource Conservation and Recovery Act, Toxic Substances Control Act, Hazardous Materials Transportation Act, and Oil Pollution Act, all as amended through the date hereof, any state or local laws implementing any of the foregoing federal laws, and any state or local laws pertaining to the handling of oil and gas exploration and production wastes, naturally occurring radioactive materials, or petroleum and petroleum products, or the use, maintenance, and closure of pits and impoundments, and all other environmental conservation or protection laws. For purposes of this Agreement, the term "Hazardous Substance" shall have the meaning specified in CERCLA; provided, however, that to the extent that the laws of a state or locality establish a meaning for "hazardous substance" that is broader than the meaning specified in CERCLA, such broader meaning shall apply.

    Section 4.8. ABSENCE OF CHANGES IN BENEFIT PLANS. Except as described on Attachment 4.8 to the Company Disclosure Letter, since the date of the most recent audited financial statements included in the Company SEC Reports filed and publicly available prior to the date hereof, there has not been (i) any adoption or amendment by the Company or any of its Subsidiaries of any employment agreement with any director, officer or employee of the Company or any of its Subsidiaries or of any collective bargaining agreement or (ii) any adoption or amendment of any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical, welfare benefit or other plan, arrangement or understanding providing compensation or benefits to any current or former director, officer or employee of the Company or any of its Subsidiaries (collectively, the "Company Benefit Plans"), or any change in any actuarial or other assumption used to calculate funding obligations with respect to any Company pension plans, or any change in the manner in which contributions to any Company pension plans are made or the basis on which such contributions are determined.

    Section 4.9.  ERISA COMPLIANCE.

        (a) Attachment 4.9(a) to the Company Disclosure Letter provides a list of each of the Company Benefit Plans. True, correct, and complete copies of each of the Company Benefit Plans, and related trusts, if applicable, including all amendments thereto, have been furnished to Parent. There has also been made available to Parent, with respect to each Company Benefit Plan required to file such report and description, the most recent report on Form 5500 and the summary plan description.

        (b) The Company and its Subsidiaries do not contribute to or have an obligation to contribute to, and have not at any time within six years prior to the date of this Agreement contributed to or had an obligation to contribute to, a plan subject to Section 412 of the Code, Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Title IV of ERISA (including, without limitation, a multiemployer plan within the meaning of Section 3(37) of ERISA).

        (c) The Company and its Subsidiaries have substantially performed all obligations, whether arising by operation of law or by contract, required to be performed by them in connection with the Company Benefit Plans, and to the knowledge of the Company there have been no defaults or violations by any other party to the Company Benefit Plans, except, in each case, for any failure to perform, default or violation that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on the Company. With respect to the Company Benefit Plans, no liability has been incurred and, to the knowledge of the Company, there exists no condition or circumstances in connection with which the Company or any of its Subsidiaries could be subject to any liability that individually or in the aggregate is reasonably likely to have a Material Adverse Effect on the Company.

        (d) Each Company Benefit Plan has been operated and administered in compliance with its governing documents and applicable law, except for any failures so to operate or administer any Company Benefit Plan that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on the Company.

        (e) There are no actions, suits, or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened against, or with respect to, any of the Company Benefit Plans or their assets.

        (f) To the knowledge of the Company, there is no matter pending (other than routine qualification determination filings) with respect to any of the Company Benefit Plans before the Internal Revenue Service, the Department of Labor, or other governmental authority.

        (g) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (i) require the Company or any of its Subsidiaries to make a larger contribution to, or pay greater benefits or provide other rights under, any Company Benefit Plan than it otherwise would, whether or not some other subsequent action or event would be required to cause such payment or provision to be triggered, or
    (ii) create or give rise to any additional vested rights or service credits under any Company Benefit Plan (other than acceleration of vesting of options in accordance with their terms).

    Section 4.10. ABSENCE OF CERTAIN CHANGES OR EVENTS. Other than as disclosed on Attachment 4.10 to the Company Disclosure Letter and in the Company SEC Reports filed and publicly available prior to the date hereof, since December 31, 1999 in the case of (i) below and February 15, 2000 in the case of
(ii) through (vii) below, the businesses of the Company and its Subsidiaries have been conducted in all material respects in the ordinary course and there has not been (i) any event, occurrence, development or state of circumstances or facts that has had, or would be reasonably likely to have, a Material Adverse Effect on the Company, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, except for dividends or other distributions declared, set aside or paid by the Company as required by and in accordance with the respective terms of such capital stock as of the date hereof, (iii) any split, combination or reclassification of any of the Company's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company's capital stock, (iv) (A) any granting by the Company or any of its Subsidiaries to any current or former director, executive officer or other employee of the Company or its Subsidiaries of any increase in compensation, bonus or other benefits, except for normal increases in cash compensation in the ordinary course of business consistent with past practice or as was required under any employment agreements in effect as of the date of the most recent audited financial statements included in the Company SEC Reports filed and publicly available prior to the date hereof, (B) any granting by the Company or any of its Subsidiaries to any such current or former director, executive officer or employee of any increase in severance or termination pay, (C) any entry by the Company or any of its Subsidiaries into, or any amendments of, any employment, deferred compensation, consulting, severance, termination or indemnification agreement with any such current or former director, executive officer or employee or (D) any amendment to, or modification of, any Company Stock Option or Company Warrant, (v) any damage, destruction or loss, whether or not covered by insurance, that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect on the Company, (vi) except insofar as may have been required by a change in GAAP, any change in accounting methods, principles or practices by the Company or any of its Subsidiaries or (vii) any tax election or any settlement or compromise of any income tax liability that individually or in the aggregate is reasonably likely to adversely affect the tax liability or tax attributes of the Company or any of its Subsidiaries in any material respect or any settlement or compromise of any material income tax liability.

    Section 4.11. INVESTIGATIONS; LITIGATION. Except as described on Attachment 4.11 to the Company Disclosure Letter or in any of the Company SEC Reports filed and publicly available prior to the date hereof:

        (a) No investigation or review by any governmental body or authority with respect to the Company or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on the Company is pending nor has any governmental body or authority notified the Company of an intention to conduct the same, nor is there any reasonable basis therefor;

        (b) There are no actions, suits or proceedings pending (or, to the Company's knowledge, threatened) against or affecting the Company or its Subsidiaries, or any of their respective properties at law or in equity, or before any federal, state, local or foreign governmental body or authority, that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on the Company, nor is there any reasonable basis therefor;

        (c) There is no judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company or any of its Subsidiaries having, or that individually or in the aggregate is reasonably likely to have, a Material Adverse Effect on the Company; and

        (d) There are no facts, circumstances or conditions that are reasonably likely to give rise to any liability of, or form the basis of a claim against, the Company or any of its Subsidiaries under any applicable statutes, laws, ordinances, rules or regulations, which liability or claim is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

    Section 4.12. JOINT PROXY STATEMENT; REGISTRATION STATEMENT; OTHER INFORMATION. None of the information with respect to the Company or its Subsidiaries to be included in the Joint Proxy Statement or the Registration Statement (as defined in Section 6.3(a)) will, in the case of the Joint Proxy Statement or any amendments thereof or supplements thereto, at the time of the mailing of the Joint Proxy Statement or any amendments or supplements thereto, and at the time of the Company Meeting and the Parent Meeting, or, in the case of the Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to information supplied in writing by Parent or any affiliate of Parent specifically for inclusion in the Joint Proxy Statement. The Joint Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. The letters to stockholders, notices of meeting, joint proxy statement and forms of proxies to be distributed to stockholders in connection with the Merger, the Share Issuance and any schedules required to be filed with the SEC in connection therewith are collectively referred to herein as the "Joint Proxy Statement".

    Section 4.13. COMPANY RIGHTS PLAN. The Company does not have, and the Board of Directors of the Company has not approved, any stockholder rights plan.

    Section 4.14. LACK OF OWNERSHIP OF PARENT COMMON STOCK. Neither the Company nor any of its Subsidiaries owns any shares of Parent Common Stock or other securities convertible into shares of Parent Common Stock (exclusive of any shares owned by the Company's employee benefit plans).

    Section 4.15.  TAX MATTERS.

        (a) All federal, state, local and foreign Tax Returns required to be filed by or on behalf of the Company, each of its Subsidiaries, and each affiliated, combined, consolidated or unitary group of which the Company or any of its Subsidiaries is (i) a member (a "Current Company Group") or
    (ii) has been a member within six years prior to the date hereof but is not currently a member, but only insofar as any such Tax relates to a taxable period ending on a date within the last six years (a "Past Company Group", together with Current Company Groups, a "Company Affiliated Group") have been timely filed, and all returns filed are complete and accurate. All Taxes due and owing by the Company, any Subsidiary of the Company or any Company Affiliated Group have been paid, or adequately reserved for. There is no audit examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Company, any Subsidiary of the Company or any Company Affiliated Group. All assessments for Taxes due and owing by the Company, any Subsidiary of the Company or any Company Affiliated Group with respect to completed and settled examinations or concluded litigation have been paid. As soon as practicable after the public announcement of the Merger Agreement, the Company will provide Parent with written schedules of (i) the taxable years of the Company for which the statutes of limitations with respect to federal income Taxes have not expired, and (ii) with respect to federal income Taxes those years for which examinations have been completed, those years for which examinations are presently being conducted, and those years for which examinations have not yet been initiated. The Company and each of its Subsidiaries has complied in all material respects with all rules and regulations relating to the withholding of Taxes.

        (b) Neither the Company nor any of its Subsidiaries knows of any fact or has taken, or will take, any action that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of
    Section 368(a) of the Code.

        (c) Any amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of the Company or any of its affiliates who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation
    Section 1.280G-1) under any employee benefit plan or other compensation arrangement currently in effect would not be characterized as an "excess parachute payment" or a "parachute payment" (as such terms are defined in Section 280G(b)(1) of the Code).

    For purposes of this Agreement: (i) "Taxes" means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added, and (ii) "Tax Return" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

    Section 4.16. OPINION OF FINANCIAL ADVISOR. The Board of Directors of the Company has received the opinion of Petrie Parkman & Co., Inc. dated as of the date hereof, to the effect that, as of such date, the Common Exchange Ratio is fair to holders of Company Common Stock from a financial point of view. A copy of such written opinion will be delivered to Parent as soon as practicable after the date of this Agreement.

    Section 4.17. REQUIRED VOTE OF COMPANY STOCKHOLDERS. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the "Company Stockholder Approval") is required to approve the Merger. No other vote of the stockholders of the Company is required by law, the certificate of incorporation or by-laws of the Company or otherwise in order for the Company to consummate the Merger and the transactions contemplated hereby.

    Section 4.18. POOLING OF INTERESTS. To the knowledge of the Company and based upon the advice of its independent accountants, neither it nor any of its Subsidiaries has taken any action or failed to take any action which action or failure (without giving effect to any actions or failures to act by Parent or any of its Subsidiaries) would prevent the treatment of the Merger as a pooling of interests for accounting purposes.

    Section 4.19. INSURANCE. The Company has all insurance policies that it reasonably believes are required in connection with the operation of the businesses of the Company and its Subsidiaries. The Company has made available to Parent true and correct summaries of each of the insurance policies relating to the Company or its Subsidiaries that are currently in effect. With respect to each such insurance policy none of the Company, any of its Subsidiaries or, to the knowledge of the Company, any other party to the policy is in breach or default thereunder (including with respect to the payment of premiums or the giving of notices), and the Company does not know of any occurrence or any event which (with notice or the lapse of time or both) would constitute such a breach or default or permit termination, modification or acceleration under the policy, except for such breaches or defaults which, individually or in the aggregate, would not result in an Material Adverse Effect on the Company. The Company Disclosure Letter describes any self-insurance arrangements affecting the Company or its Subsidiaries.

    Section 4.20. LABOR MATTERS; EMPLOYEES. Except where the failure of any of the following statements to be true, individually or in the aggregate, would not have a Material Adverse Effect on the Company:

        (a) (i)There is no labor strike, dispute, slowdown, work stoppage or lockout actually pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries and, during the past five years, there has not been any such action, (ii) none of the Company or any of its Subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any of its Subsidiaries,
    (iii) none of the employees of the Company or any of its Subsidiaries are represented by any labor organization and none of the Company or any of its Subsidiaries have any knowledge of any current union organizing activities among the employees of the Company or any of its Subsidiaries nor does any question concerning representation exist concerning such employees,
    (iv) the Company and its Subsidiaries have each at all times been in material compliance with all applicable laws respecting employment and employment practices, including Title VII of the Civil

    Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. Section 1981, the Americans With Disabilities Act, the Fair Labor Standards Act, ERISA, the Occupational Safety and Health Act, the Family Medical Leave Act, the Immigration Reform and Control Act, the National Labor Relations Act, and any other law, ordinance or regulation respecting the terms and conditions of employment, including authorization to work in the United States, equal employment opportunity (including prohibitions against discrimination, harassment, and retaliation), payment of wages, hours of work, occupational safety and health, and labor practices, (v) there is no unfair labor practice charge or complaint against any of the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened before the National Labor Relations Board or any similar state or foreign agency,
    (vi) there is no grievance or arbitration proceeding arising out of any collective bargaining agreement or other grievance procedure relating to the Company or any of its Subsidiaries pending, or to the knowledge of the Company, threatened, before the National Labor Relations Board or any similar state or foreign agency, (vii) neither the Occupational Safety and Health Administration nor any corresponding state agency is threatening to file any citation, and there are no pending citations, relating to the Company or any of its Subsidiaries, and (viii) there are no pending or, to the knowledge of the Company, threatened claims by any current or former employee of the Company or any employment-related claims or investigations by any governmental entity, including any charges to the Equal Employment Opportunity Commission or state employment practice agency, investigations regarding compliance with federal, state or local wage and hour laws, audits by the Office of Federal Contractor Compliance Programs, complaints of sexual harassment or any other form of unlawful harassment, discrimination, or retaliation.

        (b) Since the enactment of the Worker Adjustment and Retraining Notification Act of 1988 ("WARN Act"), none of the Company or any of its Subsidiaries has effectuated (i) a "plant closing" (as defined in the WARN
    Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any of the Company or any of its Subsidiaries, or (ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law, in each case that could reasonably be expected to have a Material Adverse Effect on the Company.

    Section 4.21.  RESERVE REPORTS.

        (a) All information (including, without limitation, the statement of the percentage of reserves from the oil and gas wells and other interests evaluated therein to which the Company or its Subsidiaries are entitled and the percentage of the costs and expenses related to such wells or interests to be borne by the Company or its Subsidiaries) supplied to Netherland Sewell & Associates, Inc. and Collarini Engineering, Inc. by or on behalf of the Company and its Subsidiaries that was material to such firms' estimates of proved oil and gas reserves attributable to the Oil and Gas Interests (as hereinafter defined) of the Company and its Subsidiaries in connection with the preparation of the proved oil and gas reserve reports concerning the Oil and Gas Interests of the Company and its Subsidiaries as of December 31, 1999 by such engineering firms (collectively, the "Company Reserve Report") was (at the time supplied or as modified or amended prior to the issuance of the Company Reserve Report) true and correct in all material respects and the Company has no knowledge of any material errors in such information that existed at the time of such issuance. For purposes of this Agreement "Oil and Gas Interests" means direct and indirect interests in and rights with respect to oil, gas, mineral, and related properties and assets of any kind and nature, direct or indirect, including working, leasehold and mineral interests and operating rights and royalties, overriding royalties, production payments, net profit interests and other nonworking interests and nonoperating interests; all interests in rights with respect to oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons

    (collectively, "Hydrocarbons") and other minerals or revenues therefrom, all contracts in connection therewith and claims and rights thereto (including all oil and gas leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, transportation, marketing, exchange and processing contracts and agreements, and in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations, and concessions; all easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and all interests in equipment and machinery (including wells, well equipment and machinery), oil and gas production, gathering, transmission, treating, processing, and storage facilities (including tanks, tank batteries, pipelines, and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, methanol plants, refineries, and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing. Except for changes (including changes in commodity prices) generally affecting the oil and gas industry and normal depletion by production in the ordinary course of business, there has been no change in respect of the matters addressed in the Company Reserve Report that would have a Material Adverse Effect on the Company.

        (b) Attachment 4.21(b) to the Company Disclosure Letter includes a list of all material Oil and Gas Interests that have been disposed of since January 1, 2000.

    Section 4.22.  MATERIAL CONTRACTS.

        (a) Attachment 4.22 of the Company Disclosure Letter sets forth a list of each contract, lease, indenture, agreement, license, arrangement or understanding to which the Company or any of its Subsidiaries is a party or subject that would be required to be included as an exhibit to a Form S-1 Registration Statement pursuant to the rules and regulations of the SEC if such a registration statement were to be filed by the Company on the date hereof and no previous filings had been made (the "Company Material Contracts").

        (b) The Oil and Gas Interests of the Company and its Subsidiaries are not subject to (i) any instrument or agreement evidencing or related to indebtedness for borrowed money, whether directly or indirectly, or
    (ii) any agreement not entered into in the ordinary course of business in which the amount involved is in excess of $500,000. Except for such matters as would not have a Material Adverse Effect on the Company; (A) all Company Material Contracts are in full force and effect and are the valid and legally binding obligations of the Company and, to the knowledge of the Company, the other parties thereto and are enforceable in accordance with their respective terms against the Company and, to the knowledge of the Company, the other parties thereto; (B) the Company is not in breach of or default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a breach of or default under), and to the knowledge of the Company, no other party to any Company Material Contract is in breach of or default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a breach of or default under), its obligations thereunder, including with respect to payments or otherwise; (C) no party to any Company Material Contract has given notice of any action to terminate, cancel, rescind or procure a judicial reformation thereof; (D) no Company Material Contract contains any provision that prevents the Company or any of its Subsidiaries from owning, managing and operating the Oil and Gas Interests of the Company and its Subsidiaries substantially in accordance with historical practices and (E) the execution of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby will not breach, conflict with, result in a violation of or a default under (with or without notice or lapse of time, or both), invoke any penalty under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under (including the receipt of any consideration), any provision of any Company Material Contract.

        (c) As of the date of this Agreement, (i) with respect to authorizations for expenditure executed on or after May 31, 2000, there are no outstanding calls for payments in excess of $1 million in any one case that are due or which the Company or its Subsidiaries are committed to make that have not been recorded in the Company's financial records; (ii) since December 31, 1999 there are no material operations on any material Oil and Gas Interest with respect to which the Company or its Subsidiaries have become a non-consenting party and (iii) there are no commitments for the expenditure of funds for drilling or other capital projects in excess of $5 million that are not included in the Company 2000 capital program reflected in Attachment 4.22(c) of the Disclosure Letter.

        (d) (i) Except as reflected in the Company Reserve Report, there are no provisions applicable to the material Oil and Gas Interests of the Company and its Subsidiaries that increase the royalty percentage of the lessor thereunder and (ii) none of the material Oil and Gas Interests of the Company and its Subsidiaries are limited by terms fixed by a certain number of years (other than primary terms under oil and gas leases).

        (e) Except for such agreements or obligations as would not have a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries is a party to or bound by any noncompetition agreement or similar agreement or obligation (other than area of mutual interest and similar agreements entered into in the ordinary course of business) that purports to limit in any respect the manner in which, or the localities in which, all or any portion of the business of the Company and its Subsidiaries is conducted.

        (f) The execution and carrying out of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby will not breach, conflict with, result in a violation of or a default under (with or without notice or lapse of time, or both), invoke any penalty under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under (including the receipt of any consideration), any license or right to use the seismic data and no consent, authorization or approval of any third party is necessary to maintain any license or right to use such seismic data following the consummation of the transactions contemplated by this Agreement.

    Section 4.23. PERMITS. The Company or its Subsidiaries hold all material permits, licenses, certificates, consents, approvals, entitlements, plans, surveys, relocation plans, environmental impact reports and other authorizations of any governmental bodies or authorities ("Permits") required or necessary to construct, run, operate, use and/or maintain their properties and conduct their operations as presently conducted. The Company and its Subsidiaries are in compliance with the terms of such Permits, except for such failure to hold or instances of noncompliance, that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

    Section 4.24. INTELLECTUAL PROPERTY. The Company or its Subsidiaries own, or are licensed or otherwise have the right to use, all patents, patent rights, trademarks, rights, trade names, trade name rights, service marks, service mark rights, copyrights, technology, know-how, processes and other proprietary intellectual property rights and computer programs ("Intellectual Property") currently used in the conduct of the business of the Company and its Subsidiaries, except where the failure to so own or otherwise have the right to use such intellectual property would not, individually or in the aggregate, have a Material Adverse Effect on the Company. No Person has notified either the Company or any of its Subsidiaries that their use of the Intellectual Property infringes on the rights of any Person, subject to such claims and infringements as do not, individually or in the aggregate, give rise to any liability on the part of the Company and its Subsidiaries that could have a Material Adverse Effect on the

Company, and, to the Company's knowledge, no person is infringing on any right of the Company or any of its Subsidiaries with respect to any such Intellectual Property. No claims are pending or, to the Company's knowledge, threatened that the Company or any of its Subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property that, individually or in the aggregate, would give rise to a Material Adverse Effect on the Company.

    Section 4.25. HEDGING. (a) The Company does not, and each of its Subsidiaries does not, have any outstanding obligations for the delivery of Hydrocarbons attributable to any of the properties of the Company or any of its Subsidiaries in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefor.

        (b) Attachment 4.25(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, all futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons or securities, to which the Company or any of its Subsidiaries is bound.

    Section 4.26. SECTION 203 OF THE DGCL NOT APPLICABLE. The Board of Directors of the Company has approved the terms of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement under the provisions of Section 203(a)(1) at the DGCL. To the knowledge of the Company, no state takeover statute or similar statute or regulation applies or purports to apply to this Agreement, the Stockholders Agreement, the Merger or any of the other transaction documents contemplated by this Agreement or the Stockholders Agreement.

                                   ARTICLE V.
                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

    Except as expressly set forth on a disclosure letter, dated as of the date hereof and referencing applicable sections of this Agreement and provided to the Company prior to the execution of this Agreement (the "Parent Disclosure Letter"), Parent and Sub represent and warrant to the Company that:

    Section 5.1. ORGANIZATION, QUALIFICATION, ETC. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect on Parent. The copies of Parent's Restated Certificate of Incorporation and by-laws attached to the Parent Disclosure Letter are complete and correct and in full force and effect on the date hereof. Each of Parent's Significant Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect on Parent. The copies of the organizational documents attached to the Parent Disclosure Letter of each of Parent's Significant Subsidiaries are complete and correct and in full force and effect on the date hereof. All the outstanding shares of capital stock of, or other ownership interests in, Parent's Significant Subsidiaries and Sub are validly issued, fully paid and non-assessable and are owned by Parent, directly or indirectly, free and clear of all liens, claims, charges or encumbrances. There are no existing options, rights of first refusal, preemptive rights, calls or commitments of any character relating to the issued or unissued capital stock or other securities of, or other ownership interests in, any Significant Subsidiary of Parent or Sub (other than rights of first refusal, preemptive rights or similar rights held by Parent with respect to certain of such Subsidiaries).

    Section 5.2. CAPITAL STOCK. The authorized capital stock of Parent consists of 200,000,000 shares of voting common stock, par value $.10 per share ("Parent Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share ("Parent Preferred Stock"), of which 1,000,000 shares were designated as First Series Junior Preferred Stock ("Parent First Series Preferred Stock"). The shares of Parent Common Stock to be issued in the Merger or upon the exercise of Company stock options, warrants, conversion rights or other rights or vesting or payment of other Company equity-based awards thereafter will, when issued, be validly issued, fully paid and non-assessable. As of May 31, 2000, 54,050,338 shares of Parent Common Stock were issued, of which 335,862 shares of Parent Common Stock were held in Parent's treasury. There were no shares of Parent Preferred Stock outstanding. All the outstanding shares of Parent Common Stock have been validly issued and are fully paid and non-assessable. Except as set forth on Attachment 5.2 to the Parent Disclosure Letter, as of May 31, 2000, there were no outstanding subscriptions, options, warrants, rights or other arrangements or commitments obligating Parent to issue any shares of its capital stock other than:

        (a) Rights ("Parent Rights") to acquire shares of Parent First Series Preferred Stock pursuant to the Rights Agreement, dated as of October 14, 1993, between Parent and Mellon Securities Trust Company, as amended by Amendment No. 1 dated as of July 27, 1995, Amendment No. 2 dated as of
    June 25, 1998, Amendment No. 3 dated of September 1, 1998 and Amendment
    No. 4 dated as of the date hereof (collectively, the "Parent Rights Plan"); and

        (b) Options and other rights to receive or acquire 3,477,260 shares of Parent Common Stock granted on or prior to May 31, 2000, pursuant to employee incentive or benefit plans, programs and arrangements and non-employee director plans currently maintained by Parent (collectively, the "Parent Stock Plans").

    No changes in Parent Common Stock or Parent Preferred Stock have occurred since May 31, 2000 except as follows: (i) 55,400 shares of Parent Common Stock were issued pursuant exercise of stock options; (ii) 8,100 shares of Parent Common Stock were issued in payment of director compensation; and (iii) options to purchase 7,500 shares of Parent Common Stock were granted. Attachment 5.2 to the Parent Disclosure Letter sets forth a complete and correct list, as of May 31, 2000 of (i) the name of each holder of outstanding stock options or other rights to purchase or to receive Parent Common Stock granted under the Parent Stock Plans (collectively, the "Parent Stock Options"), (ii) the number of shares of Parent Common Stock subject to each Parent Stock Option and
(iii) the exercise prices thereof. As of June 26, 2000, there were no outstanding Parent Warrants. Except as set forth in this Section 5.2 and in Attachment 5.2 to the Parent Disclosure Letter, including pursuant to the conversion or exercise of the securities referred to above, (x) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities of Parent or any of its Subsidiaries (other than shares of capital stock or other voting securities of such Subsidiaries that are directly or indirectly owned by Parent), (B) any securities of Parent or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of, or other ownership interests in, Parent or any of its Subsidiaries or (C) any warrants, calls, options or other rights to acquire from Parent or any of its Subsidiaries, and no obligation of Parent or any of its Subsidiaries to issue, any capital stock or other voting securities of, or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock or other voting securities of, or ownership interests in, Parent or any of its Subsidiaries,
(y) there are not any outstanding obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities and (z) Parent is not a party to any voting agreement or registration rights agreement with respect to any of its securities.

    Section 5.3.  CORPORATE AUTHORITY RELATIVE TO THIS AGREEMENT; NO
VIOLATION. Each of Parent and Sub has the requisite corporate power and authority to enter into this Agreement and, in the case of Parent, the Registration Rights Agreement and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Boards of Directors of Parent and Sub (as appropriate) and, except for the approval of the shareholders of Parent of the Share Issuance, no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement or the Registration Rights Agreement and the transactions contemplated thereby. The Board of Directors of Parent has taken all appropriate action to ensure that the Company will not be an interested shareholder within the meaning of Section 912 of the New York Business Corporation Law ("NYBCL") by virtue of this Agreement or the transactions contemplated hereby. The Board of Directors of Parent has determined that the transactions contemplated by this Agreement are in the best interest of Parent and its shareholders and to recommend to such shareholders that they vote in favor of the Share Issuance. This Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by Parent and Sub, as applicable, and, assuming this Agreement and the Registration Rights Agreement constitute valid and binding agreements of the other parties hereto, this Agreement and the Registration Rights Agreement constitute valid and binding agreements of Parent and Sub (as appropriate), enforceable against them in accordance with their respective terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies). Neither Parent nor Sub is subject to or obligated under any charter, by-law or contract provision or agreement evidencing indebtedness or any license, franchise or permit, or subject to any order or decree, that would be breached or violated by its executing or, subject to the approval by the shareholders of Parent of the Share Issuance, carrying out this Agreement, except for any breaches or violations that would not, individually or in the aggregate, have a Material Adverse Effect on Parent. Other than in connection with or in compliance with the provisions of the DGCL, the NYBCL, the Securities Act, the Exchange Act, the HSR Act, Section 4043 of ERISA, any non-United States competition, antitrust and investments laws and the securities or blue sky laws of the various states and other than any necessary approvals of the United States government or any agencies, departments or instrumentalities thereof (collectively, the "Parent Required Approvals"), no authorization, consent or approval of, or filing with, any governmental body or authority or any non-governmental third party is necessary for the consummation by Parent of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals or filings, the failure to obtain or make which would not, individually or in the aggregate, have a Material Adverse Effect on Parent or substantially impair or delay the consummation of the transactions contemplated hereby.

    Section 5.4. REPORTS AND FINANCIAL STATEMENTS. Parent has previously made available to the Company true and complete copies of:

        (a) Parent's Annual Reports on Form 10-K filed with the SEC for each of the years ended December 31, 1997 through 1999;

        (b) Parent's Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2000;

        (c) Each definitive proxy statement filed by Parent with the SEC since December 31, 1997;

        (d) Each final prospectus filed by Parent with the SEC since December 31, 1997; and

        (e) All Current Reports on Form 8-K filed by Parent with the SEC since December 31, 1999.

    As of their respective dates, such reports, proxy statements and prospectuses (collectively, "Parent SEC Reports") (i) complied as to form in all material respect with the applicable requirements of the

Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information in any Parent SEC Report has been revised or superseded in a later filed Parent SEC Report, none of the Parent SEC Reports contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements included in the Parent SEC Reports (including any related notes and schedules) complied as to form, as of their respective dates of filing with the SEC, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with past practice and GAAP consistently applied during the periods involved (except as otherwise disclosed in the notes thereto) and fairly presented the financial position of Parent and its consolidated Subsidiaries as of the dates thereof and the results of their operations and their cash flows for the periods or as of the dates then ended (subject, where appropriate, to normal year-end adjustments). Since December 31, 1997, Parent has timely filed all material reports and other filings required to be filed by it with the SEC under the rules and regulations of the SEC.

    Section 5.5. NO UNDISCLOSED LIABILITIES. Neither Parent nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, except (a) liabilities or obligations reflected in any of the Parent SEC Reports filed and publicly available prior to the date hereof and (b) liabilities or obligations that would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

    Section 5.6. NO VIOLATION OF LAW. The businesses of Parent and its Subsidiaries have not been, and are not being, conducted in violation of any law, ordinance or regulation of any governmental body or authority (provided that no representation or warranty is made in this Section 5.6 with respect to Environmental Laws) except (a) as described in any of the Parent SEC Reports filed and publicly available prior to the date hereof and (b) for violations or possible violations that would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

    Section 5.7. ENVIRONMENTAL LAWS AND REGULATIONS. Except as described in the Parent SEC Reports filed and publicly available prior to the date hereof:

        (a) Parent and each of its Subsidiaries and their properties and operations are in compliance with all applicable Environmental Laws in all material respects;

        (b) Neither Parent nor any of its Subsidiaries, nor any of their properties or operations, are subject to any existing, pending or, to the knowledge of Parent, threatened action, suit, investigation, inquiry or proceeding by or before any governmental authority or court under any Environmental Law;

        (c) All Permits required to be obtained or filed by Parent or any of its Subsidiaries under any Environmental Law in connection with the business, properties or operations of Parent and its Subsidiaries have been obtained or filed and are valid and currently in full force and effect except for those Permits, the absence of which would not have a Material Adverse Effect on the Company;

        (d) There has not been any release of any Hazardous Substance, pollutant or contaminant into the environment by Parent or any of its Subsidiaries or in connection with their properties or operations in any location or concentration that could give rise to any potentially material remedial obligations under any Environmental Law;

        (e) There has not been any exposure of any person or property to any Hazardous Substance, pollutant or contaminant in connection with the business, properties and operations of Parent and its Subsidiaries that could give rise to any potentially material claims for damages or compensation; and

        (f) To its knowledge, Parent has made available to the Company all internal and external environmental audits, studies and all correspondence on substantial environmental matters relevant to Parent in the possession of Parent and its Subsidiaries.

    Section 5.8. ABSENCE OF CHANGES IN BENEFIT PLANS. Since the date of the most recent audited financial statements included in the Parent SEC Reports filed and publicly available prior to the date hereof, there has not been
(i) any adoption or amendment by Parent or any of its Subsidiaries of any employment agreement with any director, officer or employee of Parent or any of its Subsidiaries or of any collective bargaining agreement or (ii) any adoption or amendment of any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical, welfare benefit or other plan, arrangement or understanding providing compensation or benefits to any current or former director, officer or employee of Parent or any of its Subsidiaries (collectively, the "Parent Benefit Plans"), or any change in any actuarial or other assumption used to calculate funding obligations with respect to any Parent pension plans, or any change in the manner in which contributions to any Parent pension plans are made or the basis on which such contributions are determined.

    Section 5.9.  ERISA COMPLIANCE.

        (a) Attachment 5.9 to the Parent Disclosure Letter provides a list of each of the Parent Benefit Plans. True, correct, and complete copies of each of the Parent Benefit Plans, and related trusts, if applicable, including all amendments thereto, have been furnished to the Company. There has also been made available to the Company, with respect to each Parent Benefit Plan required to file such report and description, the most recent report on Form 5500 and the summary plan description.

        (b) Parent and its Subsidiaries do not contribute to or have an obligation to contribute to, and have not at any time within six years prior to the date of this Agreement contributed to or had an obligation to contribute to, a plan subject to Section 412 of the Code, Section 302 of ERISA, or Title IV of ERISA (including, without limitation, a multiemployer plan within the meaning of Section 3(37) of ERISA).

        (c) Parent and its Subsidiaries have substantially performed all obligations, whether arising by operation of law or by contract, required to be performed by them in connection with the Parent Benefit Plans, and to the knowledge of Parent there have been no defaults or violations by any other party to the Parent Benefit Plans, except, in each case, for any failure to perform, default or violation that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on Parent. With respect to the Parent Benefit Plans, no liability has been incurred and, to the knowledge of Parent, there exists no condition or circumstances in connection with which Parent or any of its Subsidiaries could be subject to any liability that individually or in the aggregate is reasonably likely to have a Material Adverse Effect on Parent.

        (d) Each Parent Benefit Plan has been operated and administered in compliance with its governing documents and applicable law, except for any failures so to operate or administer any Parent Benefit Plan that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on Parent.

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
        (e) There are no actions, suits, or claims pending (other than routine claims for benefits) or, to the knowledge of Parent, threatened against, or with respect to, any of the Parent Benefit Plans or their assets.

        (f) To the knowledge of Parent, there is no matter pending (other than routine qualification determination filings) with respect to any of the Parent Benefit Plans before the Internal Revenue Service, the Department of Labor, or other governmental authority.

        (g) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (i) require Parent or any of its Subsidiaries to make a larger contribution to, or pay greater benefits or provide other rights under, any Parent Benefit Plan than it otherwise would, whether or not some other subsequent action or event would be required to cause such payment or provision to be triggered, or (ii) create or give rise to any additional vested rights or service credits under any Parent Benefit Plan (other than acceleration of vesting of options in accordance with their terms).

    Section 5.10. ABSENCE OF CERTAIN CHANGES OR EVENTS. Other than as disclosed in the Parent SEC Reports filed and publicly available prior to the date hereof, since December 31, 1999 the businesses of Parent and its Subsidiaries have been conducted in all material respects in the ordinary course and there has not been (i) any event, occurrence, development or state of circumstances or facts that has had, or would be reasonably likely to have, a Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of Parent's capital stock, except for dividends or other distributions declared, set aside or paid by Parent as required by and in accordance with the respective terms of such capital stock as of the date hereof, (iii) any split, combination or reclassification of any of Parent's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Parent's capital stock, (iv) (A) any granting by Parent or any of its Subsidiaries to any current or former director, executive officer or other employee of Parent or its Subsidiaries of any increase in compensation, bonus or other benefits, except for normal increases in cash compensation in the ordinary course of business consistent with past practice or as was required under any employment agreements in effect as of the date of the most recent audited financial statements included in the Parent SEC Reports filed and publicly available prior to the date hereof, (B) any granting by Parent or any of its Subsidiaries to any such current or former director, executive officer or employee of any increase in severance or termination pay, (C) any entry by Parent or any of its Subsidiaries into, or any amendments of, any employment, deferred compensation, consulting, severance, termination or indemnification agreement with any such current or former director, executive officer or employee or (D) any amendment to, or modification of, any Parent Stock Option or Parent Warrant, (v) any damage, destruction or loss, whether or not covered by insurance, that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect on Parent, (vi) except insofar as may have been required by a change in GAAP, any change in accounting methods, principles or practices by Parent or any of its Subsidiaries or (vii) any tax election or any settlement or compromise of any income tax liability that individually or in the aggregate is reasonably likely to adversely affect the tax liability or tax attributes of Parent or any of its Subsidiaries in any material respect or any settlement or compromise of any material income tax liability.

    Section 5.11. INVESTIGATIONS; LITIGATION. Except as described on Attachment 5.11 to the Parent Disclosure Letter or in any of the Parent SEC Reports filed and publicly available prior to the date hereof:

        (a) No investigation or review by any governmental body or authority with respect to Parent or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on Parent is pending nor has any governmental body or authority notified Parent of an intention to conduct the same, nor is there any reasonable basis therefor;

        (b) There are no actions, suits or proceedings pending (or, to Parent's knowledge, threatened) against or affecting Parent or its Subsidiaries, or any of their respective properties at law or in equity, or before any federal, state, local or foreign governmental body or authority that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on Parent, nor is there any reasonable basis therefor;

        (c) There is no judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against Parent or any of its Subsidiaries having, or that individually or in the aggregate is reasonably likely to have, a Material Adverse Effect on Parent; and

        (d) There are no facts, circumstances or conditions that are reasonably likely to give rise to any liability of, or form the basis of a claim against, Parent or any of its Subsidiaries under any applicable statutes, laws, ordinances, rules or regulations, which liability or claim is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Parent.

    Section 5.12. JOINT PROXY STATEMENT; REGISTRATION STATEMENT; OTHER INFORMATION. None of the information with respect to Parent or its Subsidiaries to be included in the Joint Proxy Statement or the Registration Statement will, in the case of the Joint Proxy Statement or any amendments thereof or supplements thereto, at the time of the mailing of the Joint Proxy Statement or any amendments or supplements thereto, and at the time of the Company Meeting and the Parent Meeting, or, in the case of the Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by Parent with respect to information supplied in writing by the Company or any affiliate of the Company specifically for inclusion in the Joint Proxy Statement. The Joint Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

    Section 5.13. LACK OF OWNERSHIP OF COMPANY COMMON STOCK. Neither Parent nor any of its Subsidiaries owns any shares of Company Common Stock or other securities convertible into shares of Company Common Stock (exclusive of any shares owned by Parent's employee benefit plans).

    Section 5.14. PARENT RIGHTS PLAN. Under the terms of the Parent Rights Plan, as amended prior to the execution of this Agreement, the transactions contemplated by this Agreement will not cause a Distribution Date (as such term is defined in the Parent Rights Plan) to occur or cause the rights issued pursuant to the Parent Rights Plan to become exercisable.

    Section 5.15.  TAX MATTERS.

        (a) Except as disclosed in Attachment 5.15(a) to the Parent Disclosure Letter, all federal, state, local and foreign Tax Returns required to be filed by or on behalf of Parent, each of its Subsidiaries, and each affiliated, combined, consolidated or unitary group of which Parent or any of its Subsidiaries is (i) a member (a "Current Parent Group") or (ii) has been a member within six years prior to the date hereof but is not currently a member, but only insofar as any such Tax relates to a taxable period ending on a date within the last six years (a "Past Parent Group", together with Current Parent Groups, a "Parent Affiliated Group") have been timely filed, and all returns filed are complete and accurate. All Taxes due and owing by Parent, any Subsidiary of Parent or any Parent Affiliated Group have been paid, or adequately reserved for. There is no audit examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by Parent, any Subsidiary of Parent or any Parent Affiliated Group. All assessments for Taxes due and owing by Parent, any Subsidiary of Parent or any Parent consolidated group with respect to completed and settled examinations or concluded litigation have been paid. As soon as practicable after the public announcement of the Merger Agreement, Parent will provide the Company with written schedules of
    (i) the taxable years of Parent for which the statutes of limitations with respect to federal income Taxes have not expired, and (ii) with respect to federal income Taxes, those years for which examinations have been completed, those years for which examinations are presently being conducted, and those years for which examinations have not yet been initiated. Parent and each of its Subsidiaries has complied in all material respects with all rules and regulations relating to the withholding of Taxes.

        (b) Neither Parent nor any of its Subsidiaries knows of any fact or has taken or will take any action that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of
    Section 368(a) of the Code.

        (c) Any amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of Parent or any of its affiliates who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation
    Section 1.280G-1) under any employee benefit plan or other compensation arrangement currently in effect would not be characterized as an "excess parachute payment" or a "parachute payment" (as such terms are defined in Section 280G(b)(1) of the Code).

    Section 5.16. OPINION OF FINANCIAL ADVISOR. The Board of Directors of Parent has received the opinion of Salomon Smith Barney Inc. and Chase Securities Inc., dated the date hereof, to the effect that, as of such date, the Merger Consideration is fair to Parent from a financial point of view. A copy of the written opinions of Salomon Smith Barney Inc. and Chase Securities Inc. will be delivered to the Company as soon as practicable after the date of this Agreement.

    Section 5.17. REQUIRED VOTE OF PARENT SHAREHOLDERS. The affirmative vote of the holders of a majority of the shares of Parent Common Stock voted at the Parent Meeting is required to approve the Share Issuance; provided that holders of a majority of the outstanding shares of Parent Common Stock are present, in person or by proxy, at the Parent Meeting and vote upon the Share Issuance. No other vote of the shareholders of Parent is required by law, the Restated Certificate of Incorporation or by-laws of Parent or otherwise in order for Parent to consummate the Merger and the transactions contemplated hereby.

    Section 5.18. POOLING OF INTERESTS. To the knowledge of Parent and based upon the advice of its independent accountants, neither it nor any of its Subsidiaries has taken any action or failed to take any action which action or failure (without giving effect to any actions or failures to act by the Company or any of its Subsidiaries) would prevent the treatment of the Merger as a pooling of interests for accounting purposes.

    Section 5.19. INSURANCE. Parent has all insurance policies that it reasonably believes are required in connection with the operation of the businesses of Parent and its Subsidiaries. Parent has made available to the Company true and correct summaries of each of the insurance policies relating to Parent or its Subsidiaries that are currently in effect. With respect to each such insurance policy none of Parent, any of its Subsidiaries or, to the knowledge of Parent, any other party to the policy is in breach or default thereunder (including with respect to the payment of premiums or the giving of notices), and Parent does not know of any occurrence or any event which (with notice or the lapse of time or both) would constitute such a breach or default or permit termination, modification or acceleration under the policy, except for such breaches or defaults which, individually or in the aggregate, would not result in an Material Adverse Effect on Parent. All self-insurance arrangements affecting Parent or its Subsidiaries are described on Attachment 5.19 to the Parent Disclosure Letter.

    Section 5.20. LABOR MATTERS; EMPLOYEES. Except where the failure of any of the following statements to be true, individually or in the aggregate, would not have a Material Adverse Effect on Parent:

        (a) (i) There is no labor strike, dispute, slowdown, work stoppage or lockout actually pending or, to the knowledge of Parent, threatened against or affecting Parent or any of its Subsidiaries and, during the past five years, there has not been any such action, (ii) none of Parent or any of its Subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of Parent or any of its Subsidiaries, (iii) none of the employees of Parent or any of its Subsidiaries are represented by any labor organization and none of Parent or any of its Subsidiaries have any knowledge of any current union organizing activities among the employees of Parent or any of its Subsidiaries nor does any question concerning representation exist concerning such employees, (iv) Parent and its Subsidiaries have each at all times been in material compliance with all applicable laws respecting employment and employment practices, including Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. Section 1981, the Americans With Disabilities Act, the Fair Labor Standards Act, ERISA, the Occupational Safety and Health Act, the Family Medical Leave Act, the Immigration Reform and Control Act, the National Labor Relations Act, and any other law, ordinance or regulation respecting the terms and conditions of employment, including authorization to work in the United States, equal employment opportunity (including prohibitions against discrimination, harassment, and retaliation), payment of wages, hours of work, occupational safety and health, and labor practices (v) there is no unfair labor practice charge or complaint against any of Parent or any of its Subsidiaries pending or, to the knowledge of Parent, threatened before the National Labor Relations Board or any similar state or foreign agency, (vi) there is no grievance or arbitration proceeding arising out of any collective bargaining agreement or other grievance procedure relating to Parent or any of its Subsidiaries pending, or to the knowledge of Parent, threatened, before the National Labor Relations Board or any similar state or foreign agency,
    (vii) neither the Occupational Safety and Health Administration nor any corresponding state agency is threatening to file any citation, and there are no pending citations, relating to Parent or any of its Subsidiaries, and
    (viii) there are no pending or, to the knowledge of Parent, threatened claims by any current or former employee of Parent or any employment-related claims or investigations by any governmental entity, including any charges to the Equal Employment Opportunity Commission or state employment practice agency, investigations regarding compliance with federal, state or local wage and hour laws, audits by the Office of Federal Contractor Compliance Programs, complaints of sexual harassment, or any other form of unlawful harassment, discrimination, or retaliation.

        (b) Since the enactment of the WARN Act, none of Parent or any of its Subsidiaries has effectuated (i) a "plant closing" (as defined in the WARN
    Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any of Parent or any of its Subsidiaries, or (ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of Parent or any of its Subsidiaries, nor has Parent or any of its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law, in each case that could reasonably be expected to have a Material Adverse Effect on Parent.

    Section 5.21.  RESERVE REPORTS.

        (a) All information (including, without limitation, the statement of the percentage of reserves from the oil and gas wells and other interests evaluated therein to which Parent or its Subsidiaries are entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Parent or its Subsidiaries) supplied to Ryder Scott Company by or on behalf of Parent and its Subsidiaries that was material to such firms' estimates of proved oil and gas reserves attributable to the Oil and Gas Interests of Parent and its Subsidiaries in connection with the preparation of the proved oil and gas reserve reports concerning the Oil and Gas Interests of Parent and its Subsidiaries as of December 31, 1999 by such engineering firms (collectively, the "Parent Reserve Report") was (at the time supplied or as modified or amended prior to the issuance of the Parent Reserve Report) true and correct in all material respects and Parent has no knowledge of any material errors in such information that existed at the time of such issuance. Except for changes (including changes in commodity prices) generally affecting the oil and gas industry and normal depletion by production in the ordinary course of business, there has been no change in respect of the matters addressed in the Parent Reserve Report that would have a Material Adverse Effect on Parent.

        (b) Attachment 5.21(b) to the Parent Disclosure Letter includes a list of all material Oil and Gas Interests that have been disposed of since January 1, 2000.

    Section 5.22.  MATERIAL CONTRACTS.

        (a) Attachment 5.22 of the Parent Disclosure Letter sets forth a list of each contract, lease, indenture, agreement, license, arrangement or understanding to which Parent or any of its Subsidiaries is a party or subject that is of a type that would be required to be included as an exhibit to a Form S-1 Registration Statement pursuant to the rules and regulations of the SEC if such a registration statement was filed by Parent on the date hereof and no previous filings had been made (the "Parent Material Contracts").

        (b) The Oil and Gas Interests of Parent and its Subsidiaries are not subject to (i) any instrument or agreement evidencing or related to indebtedness for borrowed money, whether directly or indirectly, or
    (ii) any agreement not entered into in the ordinary course of business in which the amount involved is in excess of $500,000. Except for such matters as would not have a Material Adverse Effect on Parent, (A) all Parent Material Contracts are in full force and effect and are the valid and legally binding obligations of Parent and, to the knowledge of Parent, the other parties thereto and are enforceable in accordance with their respective terms against Parent and, to the knowledge of Parent, the other parties hereto; (B) Parent is not in breach of or default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a breach of or default under), and to the knowledge of Parent, no other party to any Parent Material Contract is in breach of or default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a breach of or default under), its obligations thereunder, including with respect to payments or otherwise; (C) no party to any Parent Material Contract has given notice of any action to terminate, cancel, rescind or procure a judicial reformation thereof; (D) no Parent Material Contract contains any provision that prevents Parent or any of its Subsidiaries from owning, managing and operating the Oil and Gas Interests of Parent and its Subsidiaries in accordance with historical practices and (E) the execution of this Agreement and the consummation of the transactions contemplated hereby will not breach, conflict with, result in a violation of or a default under (with or without notice or lapse of time, or both), invoke any penalty under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under (including the receipt of any consideration), any provision of any Parent Material Contract.

        (c) As of the date of this Agreement, (i) with respect to authorizations for expenditure executed on or after May 31, 2000, there are no outstanding calls for payments in excess of $1 million in any one case that are due or which Parent or its Subsidiaries are committed to make that have not been recorded in Parent's financial records; (ii) since December 31, 1999 there are no material operations or any Material Oil and Gas Interest with respect to which Parent or its Subsidiaries have become a non-consenting party and
    (iii) there are no commitments for the
    expenditure of funds for drilling or other capital projects in excess of $5 million that have not been recorded in Parent's financial records.

        (d) (i) Except as reflected in the Parent Reserve Report, there are no provisions applicable to the material Oil and Gas Interests of Parent and its Subsidiaries that increase the royalty percentage of the lessor thereunder and (ii) none of the material Oil and Gas Interests of Parent and its Subsidiaries are limited by terms fixed by a certain number of years (other than primary terms under oil and gas leases).

        (e) Except for such agreements or obligations as would not have a Material Adverse Effect on Parent, neither Parent nor any of its Subsidiaries is a party to or bound by any noncompetition agreement or similar agreement or obligation other than area of mutual interest and similar agreements entered into in the ordinary course of business that purports to limit in any respect the manner in which, or the localities in which, all or any portion of the business of Parent and its Subsidiaries is conducted.

        (f) The execution and carrying out of this Agreement and the consummation of the transactions contemplated hereby will not breach, conflict with, result in a violation of or a default under (with or without notice or lapse of time, or both), invoke any penalty under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under (including the receipt of any consideration), any license or right to use the seismic data and no consent, authorization or approval of any third party is necessary to maintain any license or right to use such seismic data following the consummation of the transactions contemplated by this Agreement.

    Section 5.23. PERMITS. Parent or its Subsidiaries hold all material Permits required or necessary to construct, run, operate, use and/or maintain their properties and conduct their operations as presently conducted. Parent and its Subsidiaries are in compliance with the terms of such Permits, except for such failure to hold or instances of noncompliance, that, individually or in the aggregate, would not have a Material Adverse Effect on Parent.

    Section 5.24. INTELLECTUAL PROPERTY. Parent or its Subsidiaries own, or are licensed or otherwise have the right to use, all Intellectual Property currently used in the conduct of the business of Parent and its Subsidiaries, except where the failure to so own or otherwise have the right to use such intellectual property would not, individually or in the aggregate, have a Material Adverse Effect on Parent. No Person has notified either Parent or any of its Subsidiaries that their use of the Intellectual Property infringes on the rights of any Person, subject to such claims and infringements as do not, individually or in the aggregate, give rise to any liability on the part of Parent and its Subsidiaries that could have a Material Adverse Effect on Parent, and, to Parent's knowledge, no person is infringing on any right of Parent or any of its Subsidiaries with respect to any such Intellectual Property. No claims are pending or, to Parent's knowledge, threatened that Parent or any of its Subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property that individually or in the aggregate would give rise to a Material Adverse Effect on Parent.

    Section 5.25. HEDGING. (a) Parent does not, and each of its Subsidiaries does not, have any outstanding obligations for the delivery of Hydrocarbons attributable to any of the properties of Parent or any of its Subsidiaries in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefor. (b) Attachment 5.25(b) of the Parent Disclosure Letter sets forth all futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons or securities, to which Parent or any of its Subsidiaries is bound.

    Section 5.26. CSI LETTER. Parent has furnished to the Company a copy of a letter from Chase Securities Inc. (the "Chase Letter") with respect to the availability of financing for the transactions contemplated by this Agreement. As of the date hereof, the Chase Letter has not been modified or withdrawn.

                                  ARTICLE VI.
                            COVENANTS AND AGREEMENTS

    It is further agreed as follows:

    Section 6.1. CONDUCT OF BUSINESS BY THE COMPANY OR PARENT. Prior to the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 8.1 (the "Termination Date"), and except as may be agreed to by the other parties hereto or as may be permitted pursuant to this
Agreement:

        (a) The Company:

           (i) shall, and shall cause each of its Subsidiaries to, conduct its operations according to their ordinary and usual course of business in substantially the same manner as heretofore conducted;

           (ii) shall use its reasonable best efforts, and cause each of its Subsidiaries to use its reasonable best efforts, to preserve intact its business organizations and goodwill in all material respects, keep available the services of its officers and employees as a group, subject to changes in the ordinary course, and maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with them in the ordinary course consistent with past practice;

          (iii) shall confer at such times as Parent may reasonably request with one or more representatives of Parent to report material operational matters and the general status of material ongoing operations (to the extent Parent reasonably requires such information);

           (iv) shall notify Parent of any emergency or other change in the normal course of its or its Subsidiaries' respective businesses or in the operation of its or its Subsidiaries' respective properties and of any complaints, investigations or hearings (or communications indicating that the same may be contemplated) of any governmental body or authority if such emergency, change, complaint, investigation or hearing would have a Material Adverse Effect on the Company;

           (v) shall not, and shall not (except in the ordinary course of business consistent with past practice) permit any of its Subsidiaries that is not wholly owned to, authorize or pay any dividends on or make any distribution with respect to its outstanding shares of stock, other than regular dividends payable in kind on the Company Series A Preferred Stock in accordance with its terms;

           (vi) shall not, and shall not permit any of its Subsidiaries to, except (i) in the ordinary course of business consistent with past practice with persons who are not directors or officers or (ii) as otherwise provided in this Agreement, enter into or amend any employment, severance or similar agreements or arrangements with any of their respective directors or executive officers or increase the compensation, bonus or other benefits of any director, officer or other employee or pay any benefit or amount not required by any plan or arrangement as in effect on the date hereof to any such person;

          (vii) shall not, and shall not permit any of its Subsidiaries to
       (A) merge or consolidate with any other person (other than pursuant to the Merger), (B) acquire assets having an individual purchase price in excess of $3 million or an aggregate purchase price in excess of $3 million, (C) make any capital expenditure other than those set forth on Attachment 4.22(c) of the Company Disclosure Letter, provided that the Company shall be permitted to substitute new projects for up to $5 million without increasing the aggregate amount budgeted or increase budgeted projects in an amount not to exceed $5 million in the aggregate, (D) enter into any farm-out or similar arrangement without the consent of Parent, which consent will not be unreasonably withheld, (E) otherwise sell or dispose of any assets, properties or securities with an aggregate fair market value in excess of $2 million or (F) provide any release or relinquishment of any rights in any Material Contract without consideration.

         (viii) shall not, and shall not permit any of its Subsidiaries to, propose or adopt any amendments to its certificate of incorporation or by-laws (or similar organizational documents) or any plan of complete or partial liquidation or other reorganization;

           (ix) shall not, and shall not permit any of its Significant Subsidiaries to, issue any securities (whether through the issuance or granting of options, warrants, rights or otherwise and except pursuant to existing obligations disclosed in the Company SEC Reports filed and publicly available prior to the date hereof or the Company Disclosure Letter) or effect any stock split or otherwise change its capitalization as it existed on June 30, 2000 (except as contemplated herein);

           (x) shall not, and shall not permit any of its Subsidiaries to, grant, confer or award any options, warrants, conversion rights or other rights, not existing on the date hereof, to acquire any shares of its capital stock;

           (xi) shall not, and shall not permit any of its Subsidiaries to, except in the ordinary course of business in connection with employee incentive and benefit plans, programs or arrangements in existence on the date hereof, purchase or redeem any shares of its stock or any rights, warrants or options to acquire any such shares;

          (xii) shall not, and shall not permit any of its Subsidiaries to take any actions that would, or would be reasonably likely to, prevent Parent from accounting for the Merger in accordance with the pooling of interests method of accounting under the requirements of Opinion No. 16 "Business Combinations" of the Accounting Principles Board of the American Institute of Certified Public Accountants, as amended by applicable pronouncements by the Financial Accounting Standards Board ("APB No. 16"); provided, that this covenant will not be violated by the taking of any action by the Company or any of its Subsidiaries that its independent accountants advised would not be reasonably likely to have such effect;

         (xiii) shall not, and shall not permit any of its Subsidiaries to, except as contemplated by this Section 6.1 or Section 6.5, amend in any significant respect the terms of their respective employee benefit plans, programs or arrangements or any severance or similar agreements or arrangements in existence on the date hereof, or adopt any new employee benefit plans, programs or arrangements or any severance or similar agreements or arrangements;

          (xiv) shall not, and shall not permit any of its Subsidiaries to, enter into any material loan agreement or otherwise incur any indebtedness for borrowed money (except borrowings under the Company's revolving credit facility as in existence at the date hereof) or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire debt securities, other than in each case in the ordinary course of business consistent with past practice;

          (xv) shall not, and shall not permit any of its Subsidiaries to, make any material Tax election or settle or compromise any material Tax liability; provided, however, pursuant to Section 382(l)(5)(H) of the Code, the Company shall elect not to have the provisions of
       Section 382(l)(5) of the Code apply; the Company shall provide Parent with copies of any amended Tax returns filed prior to the Effective Date;

          (xvi) shall not, and shall not permit any of its Subsidiaries to,
       (A) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) or litigation (whether or not commenced prior to the date of this Agreement) in an amount or with a value in excess of insurance proceeds received of $2 million or greater, other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with its terms, of any liability recognized or disclosed in the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company SEC Reports filed and publicly available prior to the date hereof or incurred since the date of such financial statements, or
       (B) waive the benefits of, or agree to modify in any manner, terminate, release any person from or fail to enforce any confidentiality, standstill or similar agreement to which the Company or any of its Subsidiaries is a party or of which the Company or any of its Subsidiaries is a beneficiary;

         (xvii) shall not, and shall not permit any of its Subsidiaries to, enter into any commitment or agreement to license or purchase seismic data that will cost in excess of $1 million in the case of domestic operations or $1 million in the case of international operations, and in either case other than pursuant to agreements or commitments existing on the date of this Agreement;

         (xviii) shall not change any method of accounting or accounting practice by the Company or any of its Subsidiaries, except for any such change required by GAAP;

          (xix) shall not take any action that would give rise to a claim under the WARN Act or any similar state law or regulation because of a "plant closing" or "mass layoff" (each as defined in the WARN Act);

          (xx) shall not, and shall not permit any of its Subsidiaries to,
       (A) enter into any futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, methanol or securities, other than contracts with a term of 90 days or less and at a fixed price based upon a standard industry pricing reference or (B) enter into any fixed price commodity sales agreements with a duration of more than three months;

          (xxi) shall not make any election under any of its stock option plans to pay cash in exchange for terminating awards under such plans;

         (xxii) shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions or take any action that would make any representation or warranty in
       Article IV hereof untrue or incorrect in any material respect, or that would result in any of the conditions to the Merger set forth in
       Article VII not being satisfied, or, except as otherwise allowed hereunder, that could reasonably be expected to prevent, impede, interfere with or significantly delay the transactions contemplated hereby; and

         (xxiii) shall provide to Parent as soon as available its internal monthly financial statements for each month ending after the date hereof (beginning with the financial statements for June 2000) in the forms prepared in the ordinary course of business.

        (b) Parent:

           (i) shall, and shall cause each of its Subsidiaries to, conduct its operations according to their ordinary and usual course of business in substantially the same manner as heretofore conducted;

           (ii) shall use its reasonable best efforts, and cause each of its Subsidiaries to use its reasonable best efforts, to preserve intact its business organizations and goodwill in all material respects, keep available the services of its officers and employees as a group, subject to changes in the ordinary course, and maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with them in the ordinary course consistent with past practice;

          (iii) shall confer at such times as the Company may reasonably request with one or more representatives of the Company to report material operational matters and the general status of material ongoing operations (to the extent the Company reasonably requires such information);

           (iv) shall notify the Company of any emergency or other change in the normal course of its or its Subsidiaries' respective businesses or in the operation of its or its Subsidiaries' respective properties and of any complaints, investigations or hearings (or communications indicating that the same may be contemplated) of any governmental body or authority if such emergency, change, complaint, investigation or hearing would have a Material Adverse Effect on Parent;

           (v) shall not, and shall not (except in the ordinary course of business consistent with past practice) permit any of its Subsidiaries that is not wholly owned to, declare or pay any dividends on or make any distribution with respect to their outstanding shares of capital stock;

           (vi) shall not, and shall not permit any of its Subsidiaries to, authorize, propose or announce an intention to authorize or propose, or enter into an agreement with respect to, any merger, consolidation or business combination (other than the Merger and any mergers, consolidations or business combinations with Parent's Subsidiaries entered into in the ordinary course of business consistent with past practice), any individual sale of assets in excess of $5 million, any acquisition of a material amount of assets or securities, or any release or relinquishment of any material contract rights not in the ordinary course of business;

          (vii) shall not, and shall not permit any of its Subsidiaries to, propose or adopt any amendments to its corporate charter (except as contemplated herein) or by-laws (or similar organizational documents) or any plan of complete or partial liquidation or other reorganization; provided, however, that Parent shall be permitted to submit to its shareholders a proposal to effect a reverse split with respect to the Parent Common Stock;

         (viii) shall not, and shall not permit any of its Significant Subsidiaries to, issue any equity securities (whether through the issuance or granting of options, warrants, rights or otherwise and except pursuant to existing obligations disclosed in the Parent SEC Reports or the Parent Disclosure Letter) or effect any stock split not previously announced or otherwise change its capitalization as it existed on June 30, 2000 (except as contemplated herein or as previously disclosed in writing to the Company);

           (ix) shall not, and shall not permit any of its Subsidiaries to, grant, confer or award any options, warrants, conversion rights or other rights, not existing on the date hereof, to acquire any shares of its capital stock, except pursuant to employee incentive or benefit plans, programs or arrangements and non-employee director plans in existence on the date hereof in the ordinary course of business and consistent with past practice;

           (x) shall not, and shall not permit any of its Subsidiaries to, except in the ordinary course of business in connection with employee incentive and benefit plans, programs or arrangements in existence on the date hereof, purchase or redeem any shares of its stock or any rights, warrants or options to acquire such shares;

           (xi) shall not, and shall not permit any of its Subsidiaries to, take any actions that would, or would be reasonably likely to, prevent Parent from accounting for the Merger in accordance with the pooling of interests method of accounting under the requirements of APB No. 16; provided, that this covenant will not be violated by the taking of any action by Parent or any of its Subsidiaries that its independent accountants advised would not be reasonably likely to have such effect; and

          (xii) shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions or take any action that would make any representation or warranty in
       Article V hereof untrue or incorrect in any material respect, or that would result in any of the conditions to the Merger set forth in
       Article VII not being satisfied, or, except as otherwise allowed hereunder, that could reasonably be expected to prevent, impede, interfere with or significantly delay the transactions contemplated hereby.

    Section 6.2. INVESTIGATION. Each of the Company and Parent shall afford to one another and to one another's officers, employees, accountants, counsel and other authorized representatives full and complete access during normal business hours, throughout the period prior to the earlier of the Effective Time or the date of termination of this Agreement, to its and its Subsidiaries' plants, properties, contracts, commitments, books, and records (including but not limited to Tax Returns) and any report, schedule or other document filed or received by it pursuant to the requirements of federal or state securities laws and shall use their reasonable best efforts to cause their respective representatives to furnish promptly to one another such additional financial and operating data and other information as to its and its Subsidiaries' respective businesses and properties as the other or its duly authorized representatives may from time to time reasonably request. The parties hereby agree that each of them will treat any such information in accordance with the Confidentiality Agreement between the Company and Parent (the "Confidentiality Agreement"). Notwithstanding any provision of this Agreement to the contrary, no party shall be obligated to make any disclosure in violation of applicable contracts, licenses, laws or regulations, although the party bound thereby will use its reasonable efforts to obtain a waiver from the disclosure restriction for the benefit of the other party hereto.

    Section 6.3. COOPERATION. (a) The Company and Parent shall together, or pursuant to an allocation of responsibility to be agreed upon between them:

           (i) prepare and file with the SEC as soon as is reasonably practicable the Joint Proxy Statement and a registration statement on Form S-4 under the Securities Act with respect to the Parent Common Stock issuable in the Merger (the "Registration Statement"), and shall use their reasonable best efforts to have the Joint Proxy Statement cleared by the SEC under the Exchange Act and the Registration Statement declared effective by the SEC under the Securities Act;

           (ii) as soon as is reasonably practicable take all such action as may be required under state blue sky or securities laws in connection with the transactions contemplated by this Agreement;

          (iii) promptly prepare and file with the NYSE and such other stock exchanges as shall be agreed upon listing applications covering the shares of Parent Common Stock issuable in the Merger or upon exercise of Company stock options, warrants, conversion rights or other rights or vesting or payment of other Company equity-based awards and use its reasonable best efforts to obtain, prior to the Effective Time, approval for the listing of such Common Stock, subject only to official notice of issuance;

           (iv) cooperate with one another in order to lift any injunctions or remove any other impediment to the consummation of the transactions contemplated herein; and

           (v) cooperate with one another in obtaining opinions of Weil, Gotshal & Manges LLP, counsel to the Company, and Ernst & Young LLP, tax advisor to Parent, dated as of the Effective Time, to the effect that the Merger qualifies as a reorganization under the provisions of
       Section 368(a) of the Code. In connection therewith, each of the Company and Parent shall deliver to Weil, Gotshal & Manges LLP and Ernst & Young LLP representation letters in customary form and the Company shall use its reasonable best efforts to obtain a representation letter in customary form from appropriate stockholders and shall deliver any such letters obtained to Weil, Gotshal & Manges LLP and Ernst & Young LLP; and

           (vi) cooperate with one another in taking such actions as may be reasonably necessary to facilitate issuing shares of Parent Common Stock (in appropriate amounts to reflect the Common Exchange Ratio) in lieu of any shares of Company Common Stock that might otherwise be issuable in accordance with the terms of the Company's plan of reorganization.

        (b) Subject to the limitations contained in Section 6.2, the Company and Parent shall each furnish to one another and to one another's counsel all such information as may be required in order to effect the foregoing actions and each represents and warrants to the other that no information furnished by it in connection with such actions or otherwise in connection with the consummation of the transactions contemplated by this Agreement will contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make any information so furnished, in light of the circumstances under which it is so furnished, not misleading.

        (c) The Company and Parent shall each furnish to one another as soon as practicable after the execution of this Agreement copies of the letter that such party received from its independent accountants with respect to the qualification of the Merger as a pooling-of-interests for accounting purposes.

    Section 6.4.  AFFILIATE AGREEMENTS.

        (a) The Company shall, prior to the Effective Time, deliver to Parent a list (reasonably satisfactory to counsel for Parent), setting forth the names and addresses of all persons who are, at the time of the Company Meeting, in the Company's reasonable judgment, "affiliates" of the Company for purposes of Rule 145 under the Securities Act or under applicable SEC accounting releases with respect to pooling of interests accounting treatment. The Company shall furnish such information and documents as Parent may reasonably request for the purpose of reviewing such list. The Company shall use its reasonable best efforts to cause each person who is identified as an "affiliate" in the list furnished pursuant to this
    Section 6.4 to execute a written agreement on or prior to the Effective Time, in substantially the form of EXHIBIT 6.4(A) hereto.

        (b) Parent shall, prior to the Effective Time, deliver to the Company a list (reasonably satisfactory to counsel for the Company) setting forth the names and addresses of all persons who are, at the time of the Parent Meeting, in Parent's reasonable judgment, affiliates of Parent under applicable SEC accounting releases with respect to pooling of interests accounting treatment. Parent shall furnish such information and documents as the Company may reasonably request for the purpose of reviewing such list. Parent shall use its reasonable best efforts to cause each person who is identified as an affiliate in the list furnished pursuant to this
    Section 6.4 to execute a written agreement on or prior to the Effective Time, in substantially the form of EXHIBIT 6.4(B) hereto.

    Section 6.5.  EMPLOYEE STOCK OPTIONS, INCENTIVE AND BENEFIT PLANS.

        (a) Simultaneously with the Merger, (i) each outstanding option (and related stock appreciation right ("Company SAR"), if any) to purchase or acquire a share of Company Common Stock under the Company Stock Plans (other than the Company 1999 Employee Stock Purchase Plan (the "Company Purchase Plan") shall be converted into an option (together with a related stock appreciation right of Parent, if applicable) to purchase the number of shares of Parent Common Stock equal to the Common Exchange Ratio multiplied by the number of shares of Company Common Stock that could have been obtained immediately prior to the Effective Time upon the exercise of each such option, at an exercise price per share equal to (x) the aggregate exercise price for the shares of Company Common Stock otherwise purchasable pursuant to such Company Stock Option divided by (y) the aggregate number of shares of Parent Common Stock deemed purchasable pursuant to such option and all references in each such option (and related

    Company SAR, if any) to the Company shall be deemed to refer to Parent, where appropriate, (ii) each outstanding option to purchase or acquire a share or Company Common Stock under the Company Purchase Plan shall be converted into an option to purchase a number of shares of Parent Common Stock determined pursuant to section 9(a) of the Company Purchase Plan based upon a purchase price per share equal to the lesser of (a) 85% of the "Fair Market Value" (determined under the Company Purchase Plan) of a share of Company Common Stock on the first day of the "Option Period" (as such term is defined in the Company Purchase Plan) during which the Effective Time occurs divided by the Common Exchange Ratio or (b) 85% of the Fair Market Value of a share of Parent Common Stock on the last day of such Option Period and (iii) Parent shall assume the obligations of the Company under the Company Stock Plans. The other terms of each such option and Company SAR, and the plans under which they were issued, shall continue to apply in accordance with their terms, including any provisions providing for acceleration.

        (b) Simultaneously with the Merger, each outstanding award (including restricted stock, stock equivalents and stock units) ("Company Award") under any employee incentive or benefit plans, programs or arrangements and non-employee director plans presently maintained by the Company which provide for grants of equity-based awards shall be amended or converted into a similar instrument of Parent, in each case with such adjustments to the terms of such Company Awards as are appropriate to preserve the value inherent in such Company Awards with no detrimental effects on the holders thereof. The other terms of each Company Award, and the plans or agreements under which they were issued, shall be assumed by Parent and shall continue to apply in accordance with their terms, including any provisions providing for acceleration. With respect to any restricted stock awards as to which the restrictions shall have lapsed on or prior to the Effective Time in accordance with the terms of the applicable plans or award agreements, shares of such previously restricted stock shall be converted in accordance with the provisions of Section 2.1(b).

        (c) The Company and Parent agree that each of their respective employee incentive or benefit plans, programs and arrangements and non-employee director plans shall be amended, to the extent necessary and appropriate, to reflect the transactions contemplated by this Agreement, including, but not limited to the conversion of shares of Company Common Stock held or to be awarded or paid pursuant to such benefit plans, programs or arrangements into shares of Parent Common Stock on a basis consistent with the transactions contemplated by this Agreement. The actions to be taken by the Company and Parent pursuant to this Section 6.5(c) shall include the submission by the Company or Parent of the amendments to the plans, programs or arrangements referred to herein to their respective stockholders at the Company Meeting or the Parent Meeting, respectively, if such submission is determined to be necessary or advisable by counsel to the Company or Parent after consultation with one another; provided, however, that such approval shall not be a condition to the consummation of the Merger.

        (d) Parent shall (i) reserve for issuance the number of shares of Parent Common Stock that will become subject to the benefit plans, programs and arrangements referred to in this Section 6.5 and (ii) issue or cause to be issued the appropriate number of shares of Parent Common Stock pursuant to such plans, programs and arrangements, upon the exercise or maturation of rights existing thereunder on the Effective Time or thereafter granted or awarded.

        (e) Parent agrees to use its reasonable efforts to file with the Securities and Exchange Commission (the "Commission") within 30 days after the Effective Time a registration statement on Form S-8 or other appropriate form under the Securities Act to register Parent Common Stock issuable upon exercise of the options and Company SARs assumed by Parent pursuant to
    Section 6.5(a), and to use its reasonable efforts to cause such registration statement to remain effective until the exercise or expiration of such options and rights. Prior to the Effective Time, the Board of Directors of Parent, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the Commission so that the acquisition by any officer or director of the Company who may become a covered person of Parent for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder ("Section 16") of Parent Common Stock or options to acquire Parent Common Stock pursuant to this Agreement and the Merger shall be an exempt transaction for purposes of
    Section 16.

    Section 6.6. FILINGS; OTHER ACTION. Subject to the terms and conditions herein provided, the Company and Parent shall (a) promptly make their respective filings and thereafter make any other required submissions under the HSR Act,
(b) use reasonable efforts to cooperate with one another in (i) determining whether any filings are required to be made with, or consents, permits, authorizations or approvals are required to be obtained from, any third party, the United States government or any agencies, departments or instrumentalities thereof or other governmental or regulatory bodies or authorities of federal, state, local and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby and (ii) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, and (c) use reasonable efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby, including, without limitation, taking all such further action as reasonably may be necessary to resolve such objections, if any, as the Federal Trade Commission, the Antitrust Division of the Department of Justice, state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction or any other person may assert under relevant antitrust or competition laws with respect to the transactions contemplated hereby and to ensure that it is a "poolable entity" eligible to participate in a transaction to be accounted for under the pooling of interests method of accounting. Nothing in this Agreement shall be deemed to require Parent to agree to, or proffer to, divest or hold separate any assets or any portion of any business of Parent, the Company or any of their respective Subsidiaries if the Board of Directors of Parent determines that so doing would materially impair the benefit intended to be obtained by Parent in the Merger.

    Section 6.7. FURTHER ASSURANCES. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers of the Company and Parent shall take all such necessary action.

    Section 6.8. TAKEOVER STATUTE. If any "fair price", "moratorium", "control share acquisition" or other form of antitakeover statute or regulation shall become applicable to the transactions contemplated hereby, each of the Company and Parent and the members of their respective Boards of Directors shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby.

    Section 6.9. NO SOLICITATION. From and after the date hereof, each party will not, and shall not permit any of its officers, directors, employees, attorneys, financial advisors, agents or other representatives or those of any of its Subsidiaries to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries or the making of any proposal that constitutes a Takeover Proposal from any person, or engage in or continue discussions or negotiations relating thereto. Notwithstanding anything in this Agreement to the contrary, each of the Company and Parent or its respective Board of Directors shall be permitted to (A) to the extent applicable, comply with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with respect to a Takeover Proposal, (B) effect a change in the Company Recommendation or the Parent Recommendation, as the case may be, or (C) engage in discussions or negotiations with, or provide information to, any Person in response to an unsolicited bona fide written Takeover Proposal by any such Person, if and only to the extent that, in any such case as is referred to in clause (B) or (C),
(i) the Company Stockholders Meeting or the Parent Shareholders Meeting, as the case may be, shall not have occurred, (ii) (x) in the case of clause (B) above, it has received an unsolicited bona fide written Takeover Proposal from a third party and its Board of Directors concludes in good faith that such Takeover Proposal constitutes a Superior Proposal (as defined below) and (y) in the case of clause (C) above, its Board of Directors concludes in good faith that there is a reasonable likelihood that such Takeover Proposal could result in a Superior Proposal,
(iii) prior to providing any information or data to any Person in connection with a Takeover Proposal by any such Person, its Board of Directors receives from such Person an executed confidentiality agreement containing terms at least as stringent as those contained in the Confidentiality Agreement referred to in
Section 6.2 and (iv) prior to providing any information or data to any Person or entering into discussions or negotiations with any Person, such party notifies the other party promptly of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such Person and the material terms and conditions of any inquiries, proposals or offers. Each of the Company and Parent agrees that it will, and will cause its officers, directors and representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date of this Agreement with any parties conducted heretofore with respect to any Takeover Proposal. Each of the Company and Parent agrees that it will use reasonable best efforts to promptly inform its directors, officers, key employees, agents and representatives of the obligations undertaken in this Section 6.9. Nothing in this Section 6.9 shall
(x) permit the Company or Parent to terminate this Agreement (except as specifically provided in Article VIII hereof) or (y) affect any other obligation of the Company or Parent under this Agreement. As used in this Agreement,
(i) "Takeover Proposal" shall mean any proposal or offer, or any expression of interest by any third party relating to a party's willingness or ability to receive or discuss a proposal or offer, in each case made prior to the vote at the Company Stockholders Meeting or the Parent Shareholders Meeting, as the case may be, other than a proposal or offer by the other party hereto or any of its Subsidiaries, for a merger, consolidation or other business combination involving, or any purchase of, more than 35% of the assets or more than 35% of the voting securities of, such party, and (ii) "Superior Proposal" shall mean a bona fide unsolicited Takeover Proposal (except that references to "35%" shall be deemed to be "50%") made by a third party on terms that a majority of the members of the Board of Directors of such party determines in their good faith reasonable judgment (after considering the advice of an independent financial advisor and outside counsel, taking into account, among other things, all legal, financial, regulatory and other aspects of the Proposal) are more favorable to such party and to its stockholders than the transactions contemplated hereby and for which any required financing is committed or which, in the good faith reasonable judgment of a majority of such members (after consultation with any independent financial advisor), is reasonably capable of being financed by such third party and which Takeover Proposal is reasonably capable of being completed. Notwithstanding anything to the contrary herein, Parent shall be permitted to engage in negotiations or discussions with, and can provide information to, any other person with respect to possible transactions contemplated to occur following the Merger that would not otherwise delay or impair the consummation of the Merger.

    Section 6.10. PUBLIC ANNOUNCEMENTS. The Company and Parent will consult with each other before issuing any press release relating to this Agreement or the transactions contemplated herein and shall not issue any such press release prior to such consultation except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange.

    Section 6.11.  INDEMNIFICATION AND INSURANCE.

        (a) Parent and Sub agree that all rights to exculpation and indemnification for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former directors or officers (the "Indemnified Parties") of the Company as provided in its certificate of incorporation or by-laws or in any agreement shall be assumed by Parent upon the Effective Time and shall survive the Merger and shall continue in full force and effect as direct obligations of Parent in accordance with their terms.

        (b) For six years from the Effective Time, Parent shall, maintain in effect (i) the Company's current directors' and officers' liability insurance covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy (a copy of which has been heretofore delivered to Parent) and (ii) Parent's current directors' and officers' liability insurance covering those persons who are currently covered by Parent's directors' and officers' liability insurance policy (a copy of which has been heretofore delivered to the Company); PROVIDED, HOWEVER, that in no event shall Parent be required to expend for any one year an amount in excess of 200% of the annual premiums currently paid by the Company for such insurance, and, provided, further, that if the annual premiums of such insurance coverage exceed such amount, Parent shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

    Section 6.12. ACCOUNTANTS' "COMFORT" LETTERS. The Company and Parent will each use reasonable best efforts to cause to be delivered to each other letters from their respective independent accountants, dated as of the effective date of the Registration Statement, in form reasonably satisfactory to the recipient and customary in scope for comfort letters delivered by independent accountants in connection with registration statements on Form S-4 under the Securities Act.

    Section 6.13. ADDITIONAL REPORTS. The Company and Parent shall each furnish to the other copies of any reports of the type referred to in Sections
4.4 and 5.4 that it files with the SEC on or after the date hereof, and the Company and Parent, as the case may be, represents and warrants that as of the respective dates thereof, such reports will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading. Any unaudited consolidated interim financial statements included in such reports (including any related notes and schedules) will fairly present the financial position of the Company and its consolidated Subsidiaries or Parent and its consolidated Subsidiaries, as the case may be, as of the dates thereof and the results of operations and changes in financial position or other information included therein for the periods or as of the date then ended (subject, where appropriate, to normal year-end adjustments), in each case in accordance with past practice and GAAP consistently applied during the periods involved (except as otherwise disclosed in the notes thereto).

    Section 6.14.  EMPLOYEE MATTERS.

        (a) From and after the Effective Time, Parent will provide, or cause to be provided to, the individuals who are employees of the Company and its Subsidiaries as of the Effective Time (the "Retained Employees") plans that are comparable to the employee plans that Parent provides to its similarly situated employees. Further, Parent shall (i) waive, or cause to be waived, any preexisting condition limitations applicable to the Retained Employees under any Parent group medical plan to the extent that a Retained Employee's condition would not have operated as a preexisting condition limitation under the Company's group medical plan, (ii) cause any Parent employee pension benefit plan (as such term is defined in section 3(2) of ERISA) which is intended to be qualified under Section 401 of the Code to be amended to provide that the Retained Employees shall receive credit for participation and vesting purposes under such plan for their period of employment with the Company and its predecessors to the extent such predecessor employment was recognized by the Company for such purposes, and
    (iii) credit the Retained Employees under each other Parent employee benefit plan or policy which is not described in clause (ii) above for their period of employment with the Company or its predecessors to the extent such predecessor employment was recognized by the Company under its comparable plan or policy, but not in excess of the maximum credit available to Parent's employees under such plan or policy.

        (b) Parent agrees that following the Closing Date, it will provide continuation coverage, to the extent required by the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), to be offered to any employee of the Company whose employment has been or will be terminated.

    The parties understand that COBRA may require that such continuation coverage be provided for a period of up to thirty-six months as provided in
    Section 4980B of the Code at the qualified beneficiary's expense.

        (c) Parent shall cause the Surviving Corporation to honor the Company's obligations under the retention plan and employment and severance agreements set forth on Schedule 6.14(c) hereto.

    Section 6.15. MANAGEMENT. Commencing immediately after the Effective Time, those individuals set forth on SCHEDULE 6.15 hereto shall be executive officers of Parent having the titles and positions set forth opposite their respective names on such Schedule until the earlier of the resignation or removal of any such individual or until their respective successors are duly elected and qualified, as the case may be. Prior to the Effective Time, Parent and the Company may mutually agree to designate additional or different individuals to serve as executive officers of Parent subsequent to the Effective Time.

    Section 6.16 DISPUTED CLAIMS AND ALLOWED COMPANY EQUITY INTERESTS UNDER THE COMPANY PLAN OF REORGANIZATION. In the event that after the Effective Time a holder of a Disputed Claim (as such term is defined in the Company's First Amended Joint Plan of Reorganization, dated October 26, 1999 as modified (the "Plan of Reorganization")) or a holder of Allowed Forcenergy Equity Interests (as such term is defined in the Plan of Reorganization) is entitled to receive pursuant to the Plan of Reorganization as a result of a Disputed Claim being Allowed (as such term is defined in the Plan of Reorganization) or under
Section 5.3(h)(iii) of the Plan of Reorganization shares of Company Common Stock, Parent hereby agrees to cause to be issued out of the Reserve and, if necessary, to issue (in each case in lieu of such shares of Company Common Stock) to the appropriate recipients fully paid and non-assessable shares of Parent Common Stock (in appropriate amounts to reflect the Common Exchange Ratio).

                                  ARTICLE VII.
                            CONDITIONS TO THE MERGER

    Section 7.1.  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

        (a) The holders of issued and outstanding shares of Company Common Stock shall have duly approved the Merger, and the holders of issued and outstanding shares of Parent Common Stock shall have approved the Share Issuance, all in accordance with applicable law and the rules of the NYSE.

        (b) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any court or other tribunal or governmental body or authority which prohibits the consummation of the Merger substantially on the terms contemplated hereby. In the event any order, decree or injunction shall have been issued, each party shall use its reasonable efforts to remove any such order, decree or injunction.

        (c) The Registration Statement shall have become effective in accordance with the provisions of the Securities Act and no stop order suspending such effectiveness shall have been issued and remain in effect.

        (d) The shares of Parent Common Stock issuable in the Merger shall have been approved for listing on the NYSE, subject only to official notice of issuance.

        (e) Any applicable waiting period under the HSR Act shall have expired or been terminated and any other Company Required Approvals and Parent Required Approvals shall have been obtained, except where the failure to obtain such other Company Required Approvals and Parent

    Required Approvals would not have a Material Adverse Effect on the Company or Parent, as the case may be.

        (f) Each of the Company and Parent shall have received an opinion of its tax counsel, Weil, Gotshal & Manges LLP and Ernst & Young LLP, respectively, in form and substance reasonably satisfactory to it, and dated within five days of the date of the Joint Proxy Statement, to the effect that the Merger will qualify for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that none of the Company, the holders of Company Common Stock, the holders of the Company Series A Preferred Stock, Parent and Sub shall recognize gain or loss for federal income tax purposes as a result of the Merger (other than, with respect to any cash paid in lieu of fractional shares of Parent Common Stock or cash paid to a Dissenting Stockholder). In rendering such opinions, Weil, Gotshal & Manges LLP and Ernst & Young LLP may rely upon representations of officers of the Company and Parent and stockholders of the Company referred to in Section 6.3(a)(v).

    Section 7.2.  CONDITIONS TO OBLIGATIONS OF THE COMPANY TO EFFECT THE
MERGER. The obligation of the Company to effect the Merger is further subject to the conditions that (a) the representations and warranties of Parent contained herein shall be true and correct in all respects (but without regard to any materiality qualifications or references to Material Adverse Effect contained in any specific representation or warranty) as of the Effective Time with the same effect as though made as of the Effective Time except (i) for changes specifically permitted by the terms of this Agreement, (ii) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and
(iii) where any such failure of the representations and warranties in the aggregate to be true and correct in all respects would not have a Material Adverse Effect on Parent, (b) Parent shall have performed in all material respects all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time; provided, however, insofar as a breach of the covenant relating to representations and warranties set forth in Section 6.1(b)(xii) is concerned, such failure must cause the condition set forth in clause (a) of this
Section 7.2 to fail to be satisfied for it to be deemed to be a failure of the condition set forth in this Section 7.2(b) and (c) Parent shall have delivered to the Company a certificate, dated the Effective Time and signed by its Chairman of the Board and Chief Executive Officer or a Senior Vice President, certifying to both such effects.

    Section 7.3. CONDITIONS TO OBLIGATIONS OF PARENT TO EFFECT THE MERGER. The obligation of Parent to effect the Merger is further subject to the conditions that (a) the representations and warranties of the Company contained herein shall be true and correct in all respects (but without regard to any materiality qualifications or references to Material Adverse Effect contained in any specific representation or warranty) as of the Effective Time with the same effect as though made as of the Effective Time except (i) for changes specifically permitted by the terms of this Agreement, (ii) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and (iii) where any such failure of the representations and warranties in the aggregate to be true and correct in all respects would not have a Material Adverse Effect on the Company, (b) the Company shall have performed in all material respects all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time; provided, however, insofar as a breach of the covenant relating to representations and warranties set forth in Section 6.1(a)(xxii) is concerned, such failure must cause the condition set forth in clause (a) of this Section 7.3 to fail to be satisfied for it to be deemed to be a failure of the condition set forth in this
Section 7.3(b), (c) the Company shall have delivered to Parent a certificate, dated the Effective Time and signed by its Chairman of the Board, Chief Executive Officer and President or a Senior Vice President, certifying to both such effects, and (d) the Company's officers and directors have resigned their positions, effective as of the Effective Time.

                                 ARTICLE VIII.
                   TERMINATION, WAIVER, AMENDMENT AND CLOSING

    Section 8.1. TERMINATION OR ABANDONMENT. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the respective stockholders of the Company and Parent:

        (a) by the mutual written consent of the Company and Parent;

        (b) by either the Company or Parent if the Effective Time shall not have occurred on or before December 31, 2000; provided, that the party seeking to terminate this Agreement pursuant to this clause 8.1(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to consummate the Merger on or before such date;

        (c) by either the Company or Parent if (i) a statute, rule, regulation or executive order shall have been enacted, entered or promulgated prohibiting the consummation of the Merger substantially on the terms contemplated hereby or (ii) an order, decree, ruling or injunction shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger substantially on the terms contemplated hereby and such order, decree, ruling or injunction shall have become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this clause 8.1(c)(ii) shall have used its reasonable best efforts to remove such injunction, order or decree;

        (d) by either the Company or Parent if the approvals of the stockholders of the Company or the shareholders of Parent contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or shareholders or of any adjournment thereof;

        (e) by Parent, if the Company shall have failed to make the Company Recommendation or effected a Change in the Company Recommendation (or resolved to take any such action), whether or not permitted by the terms hereof, or shall have failed to call the Company Stockholders Meeting in accordance with Section 3.1;

        (f) by the Company, if Parent shall have failed to make the Parent Recommendation or effected a Change in the Parent Recommendation (or resolved to take any such action), whether or not permitted by the terms hereof, or shall have failed to call the Parent Shareholders Meeting in accordance with Section 3.1;

        (g) by Parent, if the Board of Directors of Parent authorizes Parent to enter into a written agreement relating to a transaction that the Board of Directors of Parent has determined is a Superior Proposal; provided that Parent shall not terminate this Agreement pursuant to this Section 8.1(g) and enter into a definitive agreement with respect to such Superior Proposal until the expiration of five Business Days following the Company's receipt of written notice advising the Company that Parent has received a Superior Proposal specifying the material terms and conditions of such Superior Proposal (and including a copy thereof with all exhibits and schedules) and identifying the Person making such Superior Proposal. After providing such notice, Parent shall provide a reasonable opportunity to the Company during such period to make such adjustments in the terms and conditions of this Agreement as would enable Parent to proceed with the Merger on such adjusted terms;

        (h) by the Company, if the Board of Directors of the Company authorizes the Company to enter into a written agreement relating to a transaction that the Board of Directors of the Company has determined is a Superior Proposal; provided that the Company shall not terminate this Agreement pursuant to this Section 8.1(h) and enter into a definitive agreement with respect to such Superior Proposal until the expiration of five Business Days following Parent receipt of written notice advising Parent that the Company has received a Superior Proposal specifying the material terms and conditions of such Superior Proposal (and including a copy thereof with all exhibits and schedules) and identifying the Person making such Superior Proposal. After providing such notice, the Company shall provide a reasonable opportunity to Parent during such period to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the Merger on such adjusted terms; and

        (i) by the Company or Parent if there shall have been a material breach by the other of any of its representations, warranties, covenants or agreements contained in this Agreement (which breach could cause any condition precedent set forth in Section 7.1 or in Section 7.2 or 7.3, respectively, not to be satisfied) and such breach shall not have been cured within 30 days after notice thereof shall have been received by the party alleged to be in breach; PROVIDED that the party seeking to terminate this Agreement pursuant to this clause 8.1(i) shall not itself be in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement so as to permit the termination of this Agreement by the other party pursuant to this clause 8.1(i).

    In the event of termination of this Agreement pursuant to this Section 8.1, this Agreement shall terminate (except for the Confidentiality Agreement referred to in Section 6.2 and Sections 8.2 and 9.2), and there shall be no other liability on the part of the Company or Parent to the other except liability arising out of a willful breach of this Agreement or as provided for in the Confidentiality Agreement.

    Section 8.2.  TERMINATION FEE.

        (a) In the event that a Company Termination Fee Event occurs, then the Company shall promptly, but in no event later than the date of the termination of the Merger Agreement resulting in such event, pay Parent a fee equal to $18 million (the "Company Termination Fee") payable by wire transfer of same day funds; PROVIDED, HOWEVER, that no Termination Fee shall be payable to Parent pursuant to clauses (i) or (ii) of the definition of Company Termination Fee Event unless and until within 12 months of such termination the Company or any of its Subsidiaries enters into a definitive agreement with respect to, or consummates, any Company Takeover Proposal. A "Company Termination Fee Event" shall mean, after a Takeover Proposal shall have been made to the Company or any of its Subsidiaries or shall have been made directly to the stockholders of the Company generally or shall have otherwise became publicly known or any person shall have publicly announced an intention (whether or not conditional) to make a Takeover Proposal, the occurrence of (i) a termination of this Agreement pursuant to
    Section 8.1(b) herein if following the existence of such Takeover Proposal and prior to any such termination, the Company shall have intentionally breached (and not cured after notice thereof) any of its covenants or agreements set forth in this Agreement in any material respect, which breach shall have materially contributed to the failure of the Effective Time to occur on or before the date of termination, (ii) a termination of this Agreement pursuant to Section 8.1(d) herein (provided that the basis for termination is the failure of the Company's stockholders to adopt this Agreement and approve the Merger at a vote duly taken) or, following a Change in the Company Recommendation by reason of a Superior Proposal with respect to the Company, a termination of this Agreement by Parent pursuant to Section 8.1(e), unless, in either case, (A) at the time of the event giving rise to the right of termination, a Material Adverse Effect with respect to Parent or a Change in the Parent Recommendation has occurred, or
    (B) Parent's shareholders have failed to approve the Share Issuance at a vote duly taken, or (iii) a termination by the Company pursuant to
    Section 8.1(h) herein; provided that no Company Termination Fee Event shall be deemed to have occurred pursuant to any of the preceding clauses if, at the time of termination, Parent shall be in breach of any of its representations, warranties, covenants, obligations or agreements contained in this Agreement and as a result the Company would be entitled to terminate this Agreement pursuant to
    Section 8.1(i).

        (b) In the event that a Parent Termination Fee Event occurs, then Parent shall promptly, but in no event later than the date of the termination of the Merger Agreement resulting in such event, pay the Company a fee equal to $18 million (the "Parent Termination Fee") payable by wire transfer of same day funds; PROVIDED, HOWEVER, that no Termination Fee shall be payable to the Company pursuant to clauses (i) or (ii) of the definition of Parent Termination Fee Event unless and until within 12 months of such termination Parent or any of its Subsidiaries enters into a definitive agreement with respect to, or consummates, any Parent Takeover Proposal; PROVIDED, FURTHER, HOWEVER, that the foregoing proviso shall not apply to a termination of this Agreement by the Company pursuant to Section 8.1(f). A "Parent Termination Fee Event" shall mean, after a Takeover Proposal shall have been made to Parent or any of its Subsidiaries or shall have been made directly to the shareholders of Parent generally or shall have otherwise become publicly known or any person shall have publicly announced an intention (whether or not conditional) to make a Takeover Proposal, the occurrence of (i) a termination of this Agreement pursuant to Section 8.1(b) herein if following the existence of such Takeover Proposal and prior to any such termination, Parent shall have intentionally breached (and not cured after notice thereof) any of its covenants or agreements set forth in this Agreement in any material respect, which breach shall have materially contributed to the failure of the Effective Time to occur on or before the date of termination,
    (ii) a termination of this Agreement pursuant to Section 8.1(d) herein (provided that the basis for termination is the failure of Parent's shareholders to approve the Share Issuance at a vote duly taken) or, following a Change in the Parent Recommendation by reason of a Superior Proposal with respect to Parent, a termination of this Agreement by the Company pursuant to Section 8.1(f), unless, in either case, (A) at the time of the event giving rise to the right of termination, a Material Adverse Effect with respect to the Company or a Change in the Company Recommendation has occurred, or (B) the Company's stockholders have failed to adopt this Agreement and approve the Merger at a vote duly taken and (iii) a termination by Parent pursuant to Section 8.1(g) herein; provided that no Parent Termination Fee Event shall be deemed to have occurred pursuant to any of the preceding clauses if, at the time of termination, the Company shall be in breach of any of its representations, warranties, covenants, obligations or agreements contained in this Agreement and as a result Parent would be entitled to terminate this Agreement pursuant to Section 8.1(i).

        (c) Each party acknowledges that the agreements contained in this
    Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other party would not enter into this Agreement; accordingly, if any party fails promptly to pay the amount due pursuant to this Section 8.2, and, in order to obtain such payment, the other party commences a suit that results in a final and nonappealable judgment against such party for the fee set forth in this
    Section 8.2, such party shall pay to the other party its costs and expenses actually incurred (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.

    Section 8.3. AMENDMENT OR SUPPLEMENT. At any time before or after approval of the matters presented in connection with the Merger by the respective stockholders of the Company and Parent and prior to the Effective Time, this Agreement may be amended or supplemented in writing by the Company and Parent with respect to any of the terms contained in this Agreement, except that following approval by the stockholders of the Company and Parent there shall be no amendment or change to the provisions hereof with respect to the Exchange Ratio provided herein nor any amendment or change not permitted under applicable law, without further approval by the stockholders of the Company and Parent.

    Section 8.4. EXTENSION OF TIME, WAIVER, ETC. At any time prior to the Effective Time, the Company and Parent may:

        (a) extend the time for the performance of any of the obligations or acts of the other party;

        (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

        (c) waive compliance with any of the agreements or conditions of the other party contained herein.

    Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE IX.
                                 MISCELLANEOUS

    Section 9.1. NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger, except for the agreements set forth in Article II and Article III, the agreements of "affiliates" of the Company and Parent to be delivered pursuant to Section 6.4, the provisions of Sections 6.5, 6.7, 6.9, 6.11, 6.14, 6.15 and 6.16 and this
Article IX.

    Section 9.2. EXPENSES. Other than as provided by Section 8.2(c), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses, except that (a)(i) the filing fee in connection with any HSR Act filing, (ii) the expenses and compensation of the Exchange Agent and (iii) the expenses incurred in connection with the printing and mailing of the Joint Proxy Statement, shall be shared equally by the Company and Parent and (b) all transfer taxes shall be paid by the Company.

    Section 9.3. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in two or more consecutive counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.

    Section 9.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except that Delaware General Corporation Law shall apply to the Merger, without regard to the principles of conflicts of laws thereof.

    Section 9.5. NOTICES. All notices and other communications hereunder shall be in writing (including facsimile or similar writing) and shall be effective
(a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 9.5 and the appropriate facsimile confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section 9.5:

       To the Company:

           Forcenergy Inc
           3838 N. Causeway Boulevard
           Lakeway Three, Suite 2300
           Metairie, LA 70002
           Attention:  Richard G. Zepernick, Jr.
           Facsimile:  (504) 835-7095

       copy to:

           Weil, Gotshal & Manges LLP
           700 Louisiana
           Suite 1600
           Houston, Texas 77002
           Attention:  James L. Rice III, Esq.
                     J. Michael Chambers, Esq.

           Facsimile:  (713) 224-9511

       To Parent:

           Forest Oil Corporation
           1600 Broadway
           Suite 2200
           Denver, CO 80202
           Attention:  Robert S. Boswell
           Facsimile:  (303) 812-1602

       copy to:

           Vinson & Elkins L.L.P.
           1325 Avenue of the Americas
           17th Floor
           New York, New York 10019
           Attention:  Alan P. Baden, Esq. and
                     Eric S. Shube, Esq.

           Facsimile:  (917) 206-8100

    Section 9.6. ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

    Section 9.7. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

    Section 9.8. ENFORCEMENT OF AGREEMENT. The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance, without bond or other security being required.

    Section 9.9.  MISCELLANEOUS.  This Agreement:

        (a) along with the Confidentiality Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof; and

        (b) except for the provisions of Sections 6.11 and 6.14(c) hereof, is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

    Section 9.10. HEADINGS. Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

    Section 9.11.  SUBSIDIARIES; SIGNIFICANT SUBSIDIARIES;
AFFILIATES. References in this Agreement to "Subsidiaries" of the Company or Parent shall mean any corporation or other form of legal entity of which more than 50% of the outstanding voting securities are on the date hereof directly or indirectly owned by the Company or Parent, as the case may be. References in this Agreement to "Significant Subsidiaries" shall mean Subsidiaries (as defined above) which constitute "significant subsidiaries" under Rule 405 promulgated by the SEC under the Securities Act. References in this Agreement (except as specifically otherwise defined) to "affiliates" shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership of other ownership interests, by contract or otherwise. References in the Agreement to "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including, without limitation, a governmental body or authority.

    Section 9.12. FINDERS OR BROKERS. Except for Lehman Brothers Inc. and Petrie Parkman & Co., Inc. with respect to the Company, the engagement agreements of which have been provided to Parent, and Salomon Smith
Barney Inc., Chase Securities Inc. and Morpheus Capital Advisors with respect to Parent, the engagement agreements of which have been or will be provided to the Company, neither the Company nor Parent nor any of their respective Subsidiaries has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to any fee or any commission in connection with or upon consummation of the Merger.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                                       FORCENERGY INC

                                                       By:  /s/ RICHARD G. ZEPERNICK, JR.
                                                            ----------------------------------------
                                                            Name: Richard G. Zepernick, Jr.
                                                            Title: PRESIDENT AND CHIEF EXECUTIVE
                                                            OFFICER

                                                       FOREST OIL CORPORATION

                                                       By:  /s/ ROBERT S. BOSWELL
                                                            ----------------------------------------
                                                            Name: Robert S. Boswell
                                                            Title: CHAIRMAN AND CHIEF EXECUTIVE
                                                            OFFICER

                                                       FOREST ACQUISITION I CORPORATION

                                                       By:  /s/ ROBERT S. BOSWELL
                                                            ----------------------------------------
                                                            Name: Robert S. Boswell
                                                            Title: CHAIRMAN AND CHIEF EXECUTIVE
                                                            OFFICER

                                                           EXHIBIT A TO ANNEX A1


    STOCKHOLDERS AGREEMENT (this "Agreement") dated as of July 10, 2000, among Forest Oil Corporation, a New York corporation ("Forest"), Forcenergy Inc, a Delaware corporation ("Forcenergy"), and the other parties signatory hereto (each a "Stockholder").

    WHEREAS, each Stockholder desires that Forcenergy, Forest and Forest Acquisition I Corporation, a Delaware corporation and wholly owned subsidiary of Forest ("Forest Sub"), enter into an Agreement and Plan of Merger dated the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Forest Sub with and into Forcenergy (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement; and

    WHEREAS, each Stockholder and Forcenergy are executing this Agreement as an inducement to Forest to enter into and execute, and to cause Forest Sub to enter into and execute, the Merger Agreement;

    NOW, THEREFORE, in consideration of the execution and delivery by Forest and Forest Sub of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

    1. REPRESENTATIONS AND WARRANTIES. (a) Each Stockholder severally represents and warrants to Forest as follows:

        (i) Such Stockholder is the record and beneficial owner of, or is the sole trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, the number of shares of common stock, par value $0.01 per share, of Forcenergy (the "Common Stock") and the number of shares of 14% Series A Cumulative Preferred Stock, par value $0.01 per share, of Forcenergy (the "Preferred Stock"), set forth opposite such Stockholder's name on SCHEDULE A hereto (such shares of Common Stock and Preferred Stock, together with any other shares of Common Stock and Preferred Stock acquired after the date hereof (including through the exercise of any stock options, warrants or similar instruments) being collectively referred to herein as the "Subject Shares"). Except for the Subject Shares, such Stockholder is not the record or beneficial owner of any shares of Common Stock, Preferred Stock or other capital stock of Forcenergy. Such Stockholder has the sole right to vote and Transfer (as defined below in Section 3(a)) the Subject Shares set forth opposite its name on SCHEDULE A hereto, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares. Such Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. To the extent that such Stockholder is an entity and not an individual, such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

        (ii) Neither the execution and delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Stockholder is a party or bound or to which the Subject Shares are subject. No trust of which such Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. Consummation by such Stockholder of the transactions contemplated hereby will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to such Stockholder or the Subject Shares, except for any necessary filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

       (iii) The Subject Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder or under the existing terms of a trust of which such Stockholder is the trustee.

        (iv) No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

        (v) Such Stockholder is not acquiring any Forest Common Stock with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof. Such Stockholder acknowledges that such Stockholder (A) has such knowledge and experience in business and financial matters and with respect to investments in securities to enable such Stockholder to understand and evaluate the risks of an investment in the Forest Common Stock to be acquired by such Stockholder and form an investment decision with respect thereto and is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof and (B) is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

        (vi) Such Stockholder understands and acknowledges that Forest is entering into, and causing Forest Sub to enter into, the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

    (b) Forest represents and warrants to each Stockholder that the execution and delivery of this Agreement by Forest and the consummation by Forest of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Forest.

    2. VOTING AGREEMENTS. Each Stockholder severally agrees with, and covenants to, Forest that at any meeting of stockholders of Forcenergy called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, such Stockholder shall, including by executing a written consent solicitation if requested by Forest, vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption by Forcenergy of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

    3. COVENANTS. Each Stockholder severally agrees with, and covenants to, Forest as follows:

        (a) Such Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any Subject Shares or any interest therein, except pursuant to the Merger, (ii) enter into any contract, option or other agreement or understanding (including any profit sharing or other derivative arrangement) with respect to any Transfer of any or all of the Subject Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Subject Shares, except for this Agreement or
    (iv) deposit the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares; PROVIDED, that any such Stockholder may Transfer any of the Subject Shares to any other Stockholder who is on the date hereof, or to any family member of a Stockholder or charitable institution which prior to the Stockholders Meeting and prior to such transfer becomes, a party to this Agreement bound by all the obligations of a "Stockholder" hereunder; PROVIDED, HOWEVER, that such Stockholder shall not transfer any Subject Shares pursuant to the preceding proviso if any such transfer, either alone or in the aggregate with other transfers by Stockholders and other persons who may be affiliates of Forcenergy, would preclude Forest's ability to account for the business combination to be effected by the Merger as a pooling of interests.

        (b) Such Stockholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that such Stockholder may have.

        (c) Such Stockholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of such Stockholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any Takeover Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by an investment banker, attorney or other adviser or representative of such Stockholder, whether or not such person is purporting to act on behalf of such Stockholder or otherwise, shall be deemed to be in violation of this Section 3(c) by such Stockholder.

    4. CERTAIN EVENTS. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Forcenergy affecting the Common Stock, Preferred Stock or the acquisition of additional shares of Common Stock, Preferred Stock or other voting securities of Forcenergy by any Stockholder, the number of Shares listed on SCHEDULE A beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock, Preferred Stock or other voting securities of Forcenergy issued to or acquired by such Stockholder.

    5. STOP TRANSFER. Forcenergy agrees with, and covenants to, Forest that Forcenergy shall not register the transfer of any certificate representing any Subject Shares, unless such transfer is made to Forest or Forest Sub or otherwise in compliance with this Agreement.

    6. STOCKHOLDER CAPACITY. No person executing this Agreement who is or becomes during the term hereof a director of Forcenergy makes any agreement or understanding herein in his or her capacity as such director. Each Stockholder signs solely in his or her capacity as the record and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares.

    7. FURTHER ASSURANCES. Each Stockholder shall, upon request of Forest, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Forest to be necessary or desirable to carry out the provisions hereof.

    8. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the first to occur of (i) the Effective Time of the Merger or (ii) the date upon which the Merger Agreement is terminated in accordance with its terms.

    9.  MISCELLANEOUS.

        (a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Forest or Forcenergy, to the appropriate address set forth in Section 9.5 of the Merger Agreement; and (ii) if to a Stockholder, to the appropriate address set forth on SCHEDULE A hereto.

        (b) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (c) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to any Stockholder when one or more counterparts have been signed by each of Forest, Forcenergy and such Stockholder and delivered to Forest, Forcenergy and such Stockholder.

        (d) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person (other than Forest Sub) any rights or remedies hereunder.

        (e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (f) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent or as expressly provided by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (g) Each Stockholder agrees that irreparable damage to Forest would occur and that Forest would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Forest shall be entitled to an injunction or injunctions to prevent breaches by any Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which it may be entitled at law or in equity. In addition, each of the parties hereto
    (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court located in the State of Delaware or a Delaware state court.

        (h) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (i) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                 [Remainder of this page intentionally left blank]

    IN WITNESS WHEREOF, Forest Oil Corporation, Forcenergy Inc and the Stockholders party hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       FOREST OIL CORPORATION

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       FORCENERGY INC

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       LEHMAN BROTHERS INC.

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                                                       By:  Oaktree Capital Management, LLC, as
                                                            general partner or investment manager

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       OCM OPPORTUNITIES FUND II, L.P.

                                                       By:  Oaktree Capital Management, LLC, as
                                                            general partner or investment manager

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       COLUMBIA/HCA MASTER RETIREMENT TRUST

                                                       By:  Oaktree Capital Management, LLC, as
                                                            general partner or investment manager

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                                       THE ANSCHUTZ CORPORATION

                                                       By:  -----------------------------------------
                                                            Name:
                                                            Title:

                                   SCHEDULE A

                                                        NUMBER OF SHARES              NUMBER OF SHARES
STOCKHOLDER NAME/ADDRESS                                OF COMMON STOCK              OF PREFERRED STOCK
------------------------                                ----------------             ------------------
LEHMAN BROTHERS INC.
  600 Travis Street, Suite 7330
  Houston, TX 77002
  Attn: J. Robert Chambers
  Phone: (713) 236-3913
  Fax: (713) 236-3912

OCM PRINCIPAL OPPORTUNITIES FUND, L.P.
  c/o Oaktree Capital Management, LLC
  333 South Grand Avenue, 28th Floor
  Los Angeles, CA 90071
  Attn: Steve Kaplan
  Phone: (213) 830-6350
  Fax: (213) 830-6395

OCM OPPORTUNITIES FUND II, L.P.
  c/o Oaktree Capital Management, LLC
  333 South Grand Avenue, 28th Floor
  Los Angeles, CA 90071
  Attn: Steve Kaplan
  Phone: (213) 830-6350
  Fax: (213) 830-6395

COLUMBIA/HCA MASTER RETIREMENT TRUST
  c/o Oaktree Capital Management, LLC
  333 South Grand Avenue, 28th Floor
  Los Angeles, CA 90071
  Attn: Steve Kaplan
  Phone: (213) 830-6350
  Fax: (213) 830-6395

THE ANSCHUTZ CORPORATION
  2400 Qwest Tower
  555 Seventeenth Street
  Denver, CO 80202
  Attn: Craig Slater
  Phone: (303) 298-1000
  Fax: (303) 298-8881

                                                           EXHIBIT B TO ANNEX A1


    SHAREHOLDERS AGREEMENT (this "Agreement") dated as of July 10, 2000, among Forcenergy Inc, a Delaware corporation ("Forcenergy"), and The Anschutz Corporation ("Shareholder").

    WHEREAS, Shareholder desires that Forcenergy, Forest Oil Corporation, a New York corporation ("Forest"), and Forest Acquisition I Corporation, a Delaware corporation and wholly owned subsidiary of Forest ("Forest Sub"), enter into an Agreement and Plan of Merger dated the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Forest Sub with and into Forcenergy (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement; and

    WHEREAS, Shareholder is executing this Agreement as an inducement to Forcenergy to enter into and execute the Merger Agreement;

    NOW, THEREFORE, in consideration of the execution and delivery by Forcenergy of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

    1. REPRESENTATIONS AND WARRANTIES. (a) Shareholder represents and warrants to Forcenergy as follows:

        (i) Shareholder is the record and beneficial owner of, or is the sole trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, the number of shares of common stock, par value $0.10 per share, of Forest (the "Common Stock") set forth opposite Shareholder's name on SCHEDULE A hereto (such shares of Common Stock, together with any other shares of Common Stock acquired after the date hereof (including through the exercise of any stock options, warrants or similar instruments) being collectively referred to herein as the "Subject Shares"). Except for the Subject Shares, Shareholder is not the record or beneficial owner of any shares of Common Stock, preferred stock or other capital stock of Forest. Shareholder has the sole right to vote and Transfer (as defined below in Section 3(a)) the Subject Shares set forth opposite its name on SCHEDULE A hereto, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares. Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. To the extent that Shareholder is an entity and not an individual, Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Shareholder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, Shareholder, enforceable against Shareholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

        (ii) Neither the execution and delivery of this Agreement nor the consummation by Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Shareholder is a party or bound or to which the Subject Shares are subject. No trust of which Shareholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. Consummation by Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Shareholder or the Subject Shares, except for any necessary filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

       (iii) The Subject Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder or under the existing terms of a trust of which Shareholder is the trustee.

        (iv) No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Shareholder.

        (v) Shareholder understands and acknowledges that Forcenergy is entering into the Merger Agreement in reliance upon such Shareholder's execution and delivery of this Agreement.

    (b) Forcenergy represents and warrants to Shareholder that the execution and delivery of this Agreement by Forcenergy and the consummation by Forcenergy of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Forcenergy.

    2. VOTING AGREEMENTS. Shareholder agrees with, and covenants to, Forcenergy that at any meeting of shareholders of Forest called to vote upon the Share Issuance or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Share Issuance is sought, Shareholder shall, including by executing a written consent solicitation if requested by Forcenergy, vote (or cause to be voted) the Subject Shares in favor of the Share Issuance.

    3. COVENANTS. Shareholder agrees with, and covenants to, Forcenergy as follows:

        (a) Shareholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any Subject Shares or any interest therein, except pursuant to the Merger, (ii) enter into any contract, option or other agreement or understanding (including any profit sharing or other derivative arrangement) with respect to any Transfer of any or all of the Subject Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Subject Shares, except for this Agreement or (iv) deposit the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares; PROVIDED, that Shareholder may Transfer any of the Subject Shares to any family member of Shareholder or charitable institution which prior to the Forest Shareholders Meeting and prior to such transfer becomes a party to this Agreement bound by all the obligations of a "Shareholder" hereunder; PROVIDED, HOWEVER, that Shareholder shall not transfer any Subject Shares pursuant to the preceding proviso if any such transfer, either alone or in the aggregate with other transfers by other persons who may be affiliates of Forest, would preclude Forest's ability to account for the business combination to be effected by the Merger as a pooling of interests.

        (b) Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any Takeover Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by an investment banker, attorney or other adviser or representative of Shareholder, whether or not such person is purporting to act on behalf of Shareholder or otherwise, shall be deemed to be in violation of this Section 3(b) by Shareholder.

    4. CERTAIN EVENTS. Shareholder agrees that this Agreement and the obligations hereunder shall attach to Shareholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation Shareholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Forest affecting the Common Stock or the acquisition of additional shares of Common Stock or other voting securities of Forest by Shareholder, the number of Shares listed on SCHEDULE A beside the name of Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other voting securities of Forest issued to or acquired by Shareholder.

    5. STOP TRANSFER. Shareholder agrees and understands that Forest may refuse to register the transfer of any certificate representing any Subject Shares, unless such transfer is made in compliance with this Agreement.

    6. SHAREHOLDER CAPACITY. No person executing this Agreement who is or becomes during the term hereof a director of Forest makes any agreement or understanding herein in his or her capacity as such director. Shareholder signs solely in Shareholder's capacity as the record and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder's Subject Shares.

    7. FURTHER ASSURANCES. Shareholder shall, upon request of Forcenergy, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Forcenergy to be necessary or desirable to carry out the provisions hereof.

    8. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the first to occur of (i) the Effective Time of the Merger or (ii) the date upon which the Merger Agreement is terminated in accordance with its terms.

    9.  MISCELLANEOUS.

        (a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Forcenergy, to the appropriate address set forth in Section 9.5 of the Merger Agreement; and (ii) if to Shareholder, to the address set forth on SCHEDULE A hereto.

        (b) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (c) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to Shareholder when one or more counterparts have been signed by each of Forcenergy and Shareholder and delivered to Forcenergy and Shareholder.

        (d) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person any rights or remedies hereunder.

        (e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        (f) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent or as expressly provided by Section 3(a). Any assignment in violation of the foregoing shall be void.

        (g) Shareholder agrees that irreparable damage to Forcenergy would occur and that Forcenergy would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Forcenergy shall be entitled to an injunction or injunctions to prevent breaches by Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of New York, City of New York, Borough of Manhattan or in any New York state court located in the City of New York, Borough of Manhattan, this being in addition to any other remedy to which it may be entitled at law or in equity. In addition, each of the parties hereto
    (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of New York, City of New York, Borough of Manhattan or any New York state court located in the City of New York, Borough of Manhattan in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court located in the State of New York, City of New York, Borough of Manhattan or any New York state court located in the City of New York, Borough of Manhattan.

        (h) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (i) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                 [Remainder of this page intentionally left blank]

    IN WITNESS WHEREOF, Forcenergy Inc and The Anschutz Corporation have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       FORCENERGY INC

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                                       THE ANSCHUTZ CORPORATION

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                   SCHEDULE A

SHAREHOLDER NAME/ADDRESS                             NUMBER OF SHARES OF COMMON STOCK
------------------------                             --------------------------------
THE ANSCHUTZ CORPORATION
  2400 Qwest Tower
  555 Seventeenth Street
  Denver, CO 80202
  Attn: Craig Slater
  Phone: (303) 298-1000
  Fax: (303) 298-8881

                                                           EXHIBIT C TO ANNEX A1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT

                                    BETWEEN

                             FOREST OIL CORPORATION

                                      AND

      THE FORCENERGY INC STOCKHOLDERS LISTED ON THE SIGNATURE PAGE HERETO

                              DATED JULY 10, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I  DEFINITIONS..............................................         1

  1.1   DEFINITIONS.................................................         1
  1.2   INTERNAL REFERENCES.........................................         2

ARTICLE II  REGISTRATION RIGHTS.....................................         2
  2.1   DEMAND REGISTRATION.........................................         2
  2.2   PIGGYBACK REGISTRATION......................................         4
  2.3   SHELF REGISTRATION..........................................         5

ARTICLE III  REGISTRATION PROCEDURES................................         5
  3.1   FILINGS; INFORMATION........................................         5
  3.2   REGISTRATION EXPENSES.......................................         9

ARTICLE IV  INDEMNIFICATION AND CONTRIBUTION........................         9
  4.1   INDEMNIFICATION BY THE COMPANY..............................         9
  4.2   INDEMNIFICATION BY SELLING HOLDERS..........................        10
  4.3   CONDUCT OF INDEMNIFICATION PROCEEDINGS......................        10
  4.4   CONTRIBUTION................................................        10

ARTICLE V  MISCELLANEOUS............................................        11
  5.1   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.................        11
  5.2   RULE 144....................................................        12
  5.3   HOLDBACK AGREEMENTS.........................................        12
  5.4   EFFECTIVE TIME; TERMINATION.................................        12
  5.5   AMENDMENTS, WAIVERS, ETC....................................        12
  5.6   COUNTERPARTS................................................        12
  5.7   ENTIRE AGREEMENT............................................        12
  5.8   GOVERNING LAW...............................................        12
  5.9   SUBSEQUENT REGISTRATION RIGHTS..............................        12
  5.10  SPECIFIC PERFORMANCE........................................        12

    This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is made as of July 10, 2000, by and between Forest Oil Corporation, a New York corporation (the "COMPANY") and the other signatories to this Agreement.

    WHEREAS, Forcenergy Inc, a Delaware corporation ("Forcenergy"), the Company and Forest Acquisition I Corporation, a Delaware corporation and wholly owned subsidiary of Forest ("FOREST SUB") entered into an Agreement and Plan of Merger dated the date hereof (as the same may be amended or supplemented, the "MERGER AGREEMENT") providing for the merger of Forest Sub with and into Forcenergy (the "MERGER") upon the terms and subject to the conditions set forth in the Merger Agreement;

    WHEREAS, simultaneously with the execution and delivery of the Merger Agreement, the Company and certain principal stockholders of Forcenergy (the "PRINCIPAL FORCENERGY STOCKHOLDERS") entered into the Forcenergy Stockholders Agreement (the "FORCENERGY STOCKHOLDERS AGREEMENT") in the form of Exhibit A to the Merger Agreement pursuant to which the Principal Forcenergy Stockholders agreed to vote to adopt the Merger Agreement and to take certain other actions in furtherance of the Merger; and

    WHEREAS, each Principal Forcenergy Stockholder desires that the Company enter into this Agreement as an inducement to the Principal Forcenergy Stockholders entering into and executing the Forcenergy Stockholders Agreement.

    NOW, THEREFORE, in consideration of the execution and delivery by the Principal Forcenergy Stockholders of the Forcenergy Stockholders Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

    1.1. DEFINITIONS. Terms defined in the Merger Agreement are used herein as therein defined except as otherwise indicated below. In addition, the following terms, as used herein, have the following meanings:

    "Commission" means the Securities and Exchange Commission.

    "Common Stock" means the common stock, par value $0.10 per share, of the Company.

    "Demand Registration" means a registration under the Securities Act requested in accordance with Section 2.1.

    "Holders" means the Principal Forcenergy Stockholders who hold Registrable Securities.

    "Piggyback Registration" has the meaning set forth in Section 2.2.

    "Registrable Common Stock" means shares of Common Stock issued or issuable to the Principal Forcenergy Stockholders upon the Closing of the Merger, plus any additional shares of Common Stock issued in respect thereof in connection with any stock split, stock dividend or similar event with respect to the Common Stock.

    "Registrable Securities" means (a) the Registrable Common Stock and (b) any securities of the Company or any successor entity into which Registrable Common Stock may hereafter be converted or changed. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities shall have been transferred pursuant to Rule 144, (iii) such securities shall have been otherwise transferred or disposed of by the Principal Forcenergy Stockholders

(other than to an (A) Affiliate of such transferring or disposing stockholder or (B) any transferee who acquires 2.5% or more of the outstanding Common Stock and who agrees to be bound by the terms of this Agreement) or (iv) such securities shall have ceased to be outstanding.

    "Requesting Holders" means the Holders requesting a Demand Registration, and shall include parties deemed "Requesting Holders" pursuant to
Section 2.1(a)(iii).

    "Rule 144" means Rule 144 (or any successor rule of similar effect) promulgated under the Securities Act.

    "Selling Holder" means any Holder who is selling Registrable Securities pursuant to a public offering registered hereunder.

    "Shelf Registration" has the meaning set forth in Section 2.3.

    "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

    1.2. INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement.

                                   ARTICLE II
                              REGISTRATION RIGHTS

    2.1.  DEMAND REGISTRATION.

        (a)

           (i) Each Holder may make, until the fifth anniversary of the date of this Agreement, one or more written requests for a Demand Registration of all or any part of the Registrable Securities held by such Holder; provided, that (A) the Company shall in no event be required to effect more than two Demand Registrations for the Holders in total in any 12-month period, (B) each such Demand Registration must be in respect of Registrable Securities with a fair market value of at least $25 million or all of the Registrable Securities then held by the requesting Holder if the aggregate fair market value of all of such Registrable Securities is less than $25 million and (C) such Holder shall not be entitled to a Demand Registration if, during the 120 days preceding such request, any Holder has requested a Demand Registration unless the Company preempted such Demand Registration in accordance with Section 2.1(d) or the Company postponed the filing thereof in accordance with Section 3.1(a) and the requesting Holders withdrew the request for such Demand Registration.

           (ii) Any request for a Demand Registration will specify the aggregate number of shares of Registrable Securities proposed to be sold by the Requesting Holders and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective. Should a Demand Registration not become effective due to the failure of a Holder to perform its obligations under this Agreement or the inability of the Requesting Holders to reach agreement with the Underwriters for the proposed sale on price or other customary terms for such transaction, or in the event the Requesting Holders withdraw or do not pursue the request for the Demand Registration (in each of the foregoing cases, provided that at such time the Company is in compliance in all material respects with its obligations under this Agreement), then such Demand Registration shall be deemed to have been effected (provided that (A) if, the Demand Registration does not become effective because a material adverse change has occurred, or is reasonably likely to occur, in the condition (financial or otherwise), business, assets or results of operations of the Company and its subsidiaries taken as a whole subsequent to the date of the written request made by the Requesting Holders, or (B) if the Company withdraws the Demand Registration for any reason or preempts the request for the Demand Registration, or (C) if, after the Demand Registration has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or court or (D) if the Demand Registration is withdrawn at the request of the Requesting Holders pursuant to Section 2.1(e) or Section 3.1(a), then the Demand Registration shall not be deemed to have been effected and will not count as a Demand Registration).

          (iii) Upon receipt of any request for a Demand Registration by a Holder, the Company shall promptly (but in any event within ten
       (10) days) give written notice of such proposed Demand Registration to the other Holders, and all such other Holders shall have the right, exercisable by written notice to the Company within twenty (20) days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All such Holders requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this
       Section 2.1.

        (b) If the Requesting Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a "firm commitment" underwritten offering. With respect to any such underwritten offering, the Company shall select an investment banking firm or firms of national standing to manage the underwritten offering, subject to the consent of a majority in interest of the Requesting Holders, which consent shall not be unreasonably withheld; provided, however, that if a majority of the Registrable Securities of the Requesting Holders are held by Lehman Brothers Inc. or any Affiliate thereof, then the Company shall select Lehman Brothers Inc. or one of its Affiliates to manage the underwritten offering.

        (c) The Requesting Holders will inform the Company of the time and manner of any disposition of Registrable Common Stock, and agree to reasonably cooperate with the Company in effecting the disposition of the Registrable Common Stock in a manner that does not unreasonably disrupt the public trading market for the Common Stock; provided, however, that the Holders' only right to a shelf registration statement shall be pursuant to
    Section 2.3.

        (d) The Company will have the right to preempt any Demand Registration with a primary registration by delivering written notice (within seven business days after the Company has received a request for such Demand Registration) of such intention to the Requesting Holders indicating that the Company has identified a specific business need and use for the proceeds of the sale of such securities and had contemplated such sale of securities prior to receiving the Requesting Holders' notice, and the Company shall use commercially reasonable efforts to effect a primary registration within 90 days of such notice. In the ensuing primary registration, the Holders will have such piggyback registration rights as are set forth in
    Section 2.2 hereof. Upon the Company's preemption of a requested Demand Registration, such requested registration will not count as the Holders' Demand Registration. If the Company thereafter decides to abandon its intention to pursue such sale of securities, it shall give notice thereof to any preempted Holders within five business days following the Company's decision. The Company may exercise the right to preempt a Demand Registration only once in any 360-day period; provided, that during any 360-day period the Company shall use its reasonable best efforts to permit a period of at least 180 consecutive days during which the Selling Holders may effect a Demand Registration.

        (e) Securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall not be included in a Demand Registration if the managing Underwriter or Underwriters shall advise the Company and the Requesting Holders in writing that the inclusion of such securities will materially and adversely affect the price of the offering (a "MATERIAL ADVERSE

    EFFECT"). Furthermore, in the event the managing Underwriter or Underwriters shall advise the Company or the Requesting Holders that even after exclusion of all securities of other Persons (including the Company) pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Securities of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Company and the Requesting Holders are so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Securities requested to be included in such registration by each such Requesting Holder; provided, however, that if any Registrable Securities requested to be registered pursuant to a Demand Registration under Section 2.1 are excluded from registration hereunder, then the Holder(s) having shares excluded ("EXCLUDED HOLDERS") shall have the right to withdraw all, or any part, of their shares from such registration and if withdrawn in full such Demand Registration shall not be deemed to have been effected and will not count as a Demand Registration.

        (f) If any Holder is exercising a demand registration right under any other agreement with the Company, such Holder shall notify all other Holders of the exercise of such demand.

    2.2.  PIGGYBACK REGISTRATION.

        (a) If the Company proposes to file, at any time until the tenth anniversary of the date of this Agreement, a registration statement under the Securities Act with respect to an offering of Common Stock for its own account or for the account of another Person (other than a registration statement on Form S-4 or S-8, or, except as provided for in Section 2.3, pursuant to Rule 415 (or any substitute form or rule, respectively, that may be adopted by the Commission)), the Company shall give written notice of such proposed filing to the Holders as soon as reasonably practicable (but in no event less than 15 days before the anticipated filing date), undertaking to provide each Holder the opportunity to register on the same terms and conditions such number of shares of Registrable Securities as such Holder may request (a "PIGGYBACK REGISTRATION"); provided that the Company shall in no event be required to provide the Holders with notice of, and the Holders shall not be entitled to participate in, more than ten Piggyback Registrations for any Holder and its Affiliates in total. Subject to the foregoing proviso, each Holder will have seven business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration; provided that should a Holder fail to provide timely notice to the Company, such Holder will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering other than as described in Section 2.1(a)(iii). In the event that the registration statement is filed on behalf of a Person other than the Company, the Company will use its best efforts to have the shares of Registrable Securities that the Holders wish to sell included in the registration statement. If the Company or the Person for whose account such offering is being made shall determine in its sole discretion not to register or to delay the proposed offering, the Company may, at its election, provide written notice of such determination to the Holders and
    (i) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith, and (ii) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering. As between the Company and the Selling Holders, the Company shall be entitled to select the Underwriters in connection with any Piggyback Registration.

        (b) If the managing Underwriter advises the Company that the inclusion of the requested Registrable Securities in the Piggyback Registration would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Holder only a portion of the shares such Holder has requested be registered equal to the ratio which such

    Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons (other than the Person or Persons initiating such registration request) who have the contractual right to request that their shares be included in such registration statement and who have requested their shares be included. If the Company initiated the registration, then the Company may include all of its securities in such registration statement before any such Holder's requested shares are included. If another security holder initiated the registration, then the Company may not include any of its securities in such registration statement unless all Registrable Securities requested to be included in the registration statement by all Holders are included in such registration statement. If as a result of the provisions of this
    Section 2.2(b) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Securities in such registration statement prior to its effectiveness and if withdrawn in full such registration shall not be deemed to reduce the number of Piggyback Registrations in which such Holder is entitled to participate under Section 2.2(a) of this Agreement.

    2.3. SHELF REGISTRATION. Each Holder may, at any time after the 60th day after the Effective Time of the Merger or, if longer, after such period of time as would be required not to prevent the treatment of the Merger as a pooling of interests for accounting purposes, make a written request that the Company effect a shelf registration of all or a portion of the Registrable Securities held by such Holder (a "SHELF REGISTRATION") pursuant to Rule 415. Upon receipt of a request for a Shelf Registration, the Company shall promptly (but in any event within 10 business days) give written notice of the proposed Shelf Registration to all other Holders, and all such Holders shall have the right to include Registrable Securities in the Shelf Registration. Each Holder will have seven business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Shelf Registration; provided that should a Holder fail to provide timely notice to the Company, such Holder will forfeit any rights to participate in the Shelf Registration with respect to such proposed offering. The Company covenants to prepare and publish, within 60 days after the Effective Time of the Merger, results covering at least 30 days of combined operations of the Company and Forcenergy Inc, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K or any other public filing or announcement that includes the combined results of operations.

                                  ARTICLE III
                            REGISTRATION PROCEDURES

    3.1. FILINGS; INFORMATION. In connection with the registration of Registrable Securities pursuant to Section 2.1, Section 2.2 and Section 2.3 hereof, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities as promptly as is reasonably practicable, and in connection with any such request:

        (a) The Company will expeditiously prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective (i) with respect to any Demand Registration or Piggyback Registration, for such period, not to exceed 60 days, as may be reasonably necessary to effect the sale of such securities, (ii) with respect to a Shelf Registration, until the earlier of the sale of all Registrable Securities thereunder and the second anniversary of the effective date of such Shelf Registration (it being understood that if at any time all the Registrable Securities then permitted to be sold under such Shelf Registration pursuant to Section 2.3 have been sold but any of the Holders has the right to request a Shelf

    Registration in the future pursuant to Section 2.3, the Company may (at its option) either cause the registration statement to remain effective (notwithstanding the fact that all securities then registrable on such shelf registration statement shall have been sold) and file post-effective amendments when required to permit the sale of the additional Registrable Securities or prepare and file, and cause to become and remain effective, a new shelf registration statement to effect the registration of the additional Registrable Securities when required pursuant to Section 2.3); provided that if the Company shall furnish to the Selling Holder a certificate signed by the Company's Chairman, President or any Executive Vice-President or Vice-President stating that the Company's Board of Directors has determined in good faith that it would be detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible because the sale of Registrable Securities covered by such registration statement or the disclosure of information in any related prospectus or prospectus supplement would materially interfere with any acquisition, financing or other material event or transaction which is then intended or the public disclosure of which at the time would be materially prejudicial to the Company, the Company may postpone the filing or effectiveness of a registration statement for a period of not more than 60 days in any one instance or 120 days in the aggregate in any 360-day period; provided that during any 360-day period the Company shall use its reasonable best efforts to permit a period of at least 180 consecutive days during which the Company will make a registration statement available under this Agreement; and provided further that if
    (i) the effective date of any registration statement filed pursuant to a Demand Registration would otherwise be at least 45 calendar days, but fewer than 90 calendar days, after the end of the Company's fiscal year, and
    (ii) the Securities Act requires the Company to include audited financials as of the end of such fiscal year, the Company may delay the effectiveness of such registration statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year. If the Company exercises its right to postpone the filing or effectiveness of a registration statement, the applicable Requesting Holders shall be entitled to withdraw their request for such Demand Registration and it shall not count as a Demand Registration.

        (b) Anything in this Agreement to the contrary notwithstanding, it is understood and agreed that the Company shall not be required to keep any shelf registration effective or useable for offers and sales of the Registrable Securities, file a post effective amendment to a shelf registration statement or prospectus supplement or to supplement or amend any registration statement, if the Company is then involved in discussions concerning, or otherwise engaged in, any material financing or investment, acquisition or divestiture transaction or other material business purpose if the Company determines in good faith that the making of such a filing, supplement or amendment at such time would interfere with such transaction or purpose. The Company shall promptly give the Holders of Registrable Securities written notice of such postponement containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. Upon receipt by a Holder of Registrable Securities of notice of an event of the kind described in this Section 3.1(b), such Holder shall forthwith discontinue such Holder's disposition of Registrable Securities until such Holder's receipt of notice from the Company that such disposition may continue and of any supplemented or amended prospectus indicated in such notice. No such postponement shall extend for a period of more than 60 days in any one instance or 120 days in the aggregate in any 360-day period; provided, that the Company shall use its reasonable best efforts to permit sales of Registrable Securities on such shelf registration statement for at least 180 days during any 360-day period. In the event the Company shall give notice of an event of the kind described in this
    Section 3.1(b), the Company shall extend the period during which the applicable registration statement shall be maintained effective as provided in Section 3.1(a) hereof by the number of days during such period from and including the date of the giving of such notice to the date when the Company shall give notice to the Selling Holders that such dispositions of such Registrable Securities may continue and shall have made available to the Selling Holders any such supplemented or amended prospectus.

        (c) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Selling Holders, and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to the Selling Holders and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Selling Holders or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities by the Selling Holders.

        (d) After the filing of the registration statement, the Company will promptly notify the Selling Holders of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

        (e) The Company will use its commercially reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Holders reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder in such jurisdictions; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.1(e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

        (f) The Company will as promptly as is practicable notify the Selling Holders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Selling Holders and to the Underwriters any such supplement or amendment. Upon receipt of any notice of the occurrence of any event of the kind described in the preceding sentence, Selling Holders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Selling Holders and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Selling Holders will deliver to the Company all copies, other than permanent file copies then in the possession of Selling Holders, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Holders such supplemented or amended prospectus.

        (g) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including, without limitation, participation in road shows and investor conference calls as the Selling Holders may reasonably request (it being understood that such presentations by officers of the Company of 14 days in the aggregate during any 12-month period shall be deemed a reasonable request)) as are required in order to expedite or facilitate the sale of such Registrable Securities.

        (h) At the request of any Underwriter in connection with an underwritten offering the Company will furnish (i) an opinion of counsel, addressed to the Underwriters, covering such customary matters as the managing Underwriter may reasonably request and (ii) a comfort letter or comfort letters from the Company's independent public accountants pursuant to Statement of Accounting Standards 72 each in customary form and covering such matters as the managing Underwriter may reasonably request.

        (i) If requested by the managing Underwriter or any Selling Holder, the Company shall promptly incorporate in a prospectus supplement or post effective amendment such information as the managing Underwriter or any Selling Holder reasonably requests to be included therein, including without limitation, with respect to the Registrable Securities being sold by such Selling Holder, the purchase price being paid therefor by the Underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post effective amendment.

        (j) The Company shall promptly make available for inspection by any Selling Holder or Underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Holder or Underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (j) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form; provided further, however, that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give written notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

        (k) The Company shall cause the Registrable Securities included in any registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or
    (B) authorized to be quoted and/or listed (to the extent applicable) on the Nasdaq National Market if the Registrable Securities so qualify.

        (l) The Company shall provide a CUSIP number for the Registrable Securities included in any registration statement not later than the effective date of such registration statement.

        (m) The Company shall cooperate with each Selling Holder and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

        (n) The Company shall during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

        (o) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

    The Company may require Selling Holders promptly to furnish in writing to the Company such information regarding such Selling Holders, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

    3.2. REGISTRATION EXPENSES. In connection with any Registration effected hereunder, the Company shall pay the following expenses incurred in connection with such registration (the "REGISTRATION EXPENSES"): (i) registration and filing fees with the Commission and the National Association of Securities Dealers, Inc., (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses,
(iv) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (v) fees and expenses of counsel to the Company and the reasonable fees and expenses of independent certified public accountants for the Company (including fees and expenses associated with the special audits or the delivery of comfort letters), (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration,
(vii) all roadshow costs and expenses not paid by the Underwriter, and
(viii) reasonable fees and expenses of one counsel for the Selling Holders not to exceed $25,000.

                                   ARTICLE IV
                        INDEMNIFICATION AND CONTRIBUTION

    4.1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Selling Holder and its Affiliates and their respective officers, directors, partners, stockholders, members, employees, agents and representatives and each Person (if any) which controls a Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees), joint or several, caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by or based upon any information furnished in writing to the Company by or on behalf of such Selling Holder expressly for use therein or by the Selling Holder's failure to deliver a copy of the prospectus, prospectus supplement or any amendments or supplements thereto after the Company has furnished the Selling Holder with copies of the same. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this
Section 4.1, except insofar as such losses, claims, damages or liabilities are caused by or based upon any information furnished in writing to the Company by or on behalf of such Underwriter expressly for use therein or by the Underwriter's failure to deliver a copy of the prospectus, prospectus supplement or any amendments or supplements thereto after the Company has furnished the Underwriter with copies of the same.

    4.2. INDEMNIFICATION BY SELLING HOLDERS. Each Selling Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, which controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Selling Holder, but only with reference to information furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this
Section 4.2, but only with reference to information furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each such Selling Holder's liability under this Section 4.2 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount and expenses) received by such Selling Holder from the sale of such Registrable Securities by such Selling Holder. The obligation of each Selling Holder shall be several and not joint.

    4.3. CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or
Section 4.2, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless
(i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and, in the written opinion of counsel for the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent (not to be unreasonably withheld), or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent (not to be unreasonably withheld) of the Indemnified Party, consent to entry of any judgment or enter into any settlement with respect to any matter as to which indemnification may be sought hereunder unless such judgment or settlement includes as a term thereof the unconditional release of the Indemnified Party (with no admission of culpability) from all liability in respect of such proceeding.

    4.4. CONTRIBUTION. If the indemnification provided for in this Article IV is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each such Indemnifying Party, in lieu of indemnifying such

Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, a Selling Holder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company and each Selling Holder agrees that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IV, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and each Selling Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (after deducting the underwriting discount and expenses paid or incurred by such Selling Holder) received by such Selling Holder exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE V
                                 MISCELLANEOUS

    5.1. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, custody arrangements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) furnishes in writing to the Company such information regarding such Person, the plan of distribution of the Registrable Securities and other information as the Company may from time to time request or as may be legally required in connection with such registration; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Securities to be sold or transferred free and clear of all liens, claims and encumbrances, (ii) such Person's power and authority to effect such transfer and
(iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting agreements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of such Person's Registrable Securities pursuant to such registration.

    5.2. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Holders may reasonably request to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

    5.3. HOLDBACK AGREEMENTS. Each Principal Forcenergy Stockholder, for so long as it owns Registrable Securities representing 5% or more of the voting power of the outstanding voting securities of the Company, agrees, in the event of an underwritten offering by the Company (whether for the account of the Company or otherwise) not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten offering), during the 14 days prior to, and during the 90-day period (or such lesser period as the lead or managing underwriters may require) beginning on, the effective date of the registration statement for such underwritten offering (or, in the case of an offering pursuant to an effective shelf registration statement pursuant to Rule 415, the pricing date for such underwritten offering), provided that in connection with such underwritten offering each officer and director of the Company and holder of 10% or more of the Common Stock is subject to restrictions substantially equivalent to those imposed on the Principal Forcenergy Stockholders.

    5.4. EFFECTIVE TIME; TERMINATION. This Agreement, and the rights and obligations of the parties hereunder, will be effective upon the Effective Time of the Merger and will terminate upon the first to occur of (a) the date upon which the Merger Agreement is terminated in accordance with its terms and
(b) such time as there shall no longer be any Registrable Securities.

    5.5. AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, waived or otherwise modified or terminated except by an instrument in writing signed by the Company and the Holders of at least 66% of the Registrable Securities then held by all the Holders.

    5.6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Each party need not sign the same counterpart.

    5.7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

    5.8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

    5.9. SUBSEQUENT REGISTRATION RIGHTS. Prior to the termination of all registration rights granted hereunder, the Company will not, without the prior written consent of each Holder, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder or prospective holder registration rights that would conflict with the registration rights granted hereunder.

    5.10. SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that they would not have adequate remedies at law and would be irreparably harmed if any of the provisions of this Agreement were not performed by the parties hereto in accordance with the specific terms hereof or were otherwise breached, and that, in such case, it would be impossible to measure in money the damages to such parties. It is accordingly agreed that the parties hereto shall be entitled to injunctive relief or the enforcement of other equitable remedies, without bond or other security, to compel performance and to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof, in addition to any other remedy to which they may be entitled at law or in equity.

    IN WITNESS WHEREOF, the Company and each Holder has caused this Agreement to be signed on its behalf by its officer thereunto duly authorized as of the date first written above.

                                                       FOREST OIL CORPORATION

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                                                       By:  Oaktree Capital Management, LLC, as
                                                            general partner or investment manager

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       OCM OPPORTUNITIES FUND II, L.P.

                                                       By:  Oaktree Capital Management, LLC, as
                                                            general partner or investment manager

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       COLUMBIA/HCA MASTER RETIREMENT TRUST

                                                       By:  Oaktree Capital Management, LLC, as
                                                            general partner or investment manager

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       LEHMAN BROTHERS INC.

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                       THE ANSCHUTZ CORPORATION

                                                       By:
                                                            ----------------------------------------
                                                            Name:
                                                            Title:

                                                                        ANNEX A2



                AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER



    AMENDMENT NO. 1, dated as of October 16, 2000 (the "Amendment"), to the Agreement and Plan of Merger dated as of July 10, 2000 among Forest Oil Corporation, a New York corporation ("Parent"), Forest Acquisition I Corporation, a Delaware corporation ("Sub"), and Forcenergy Inc, a Delaware corporation (the "Company") (the "Merger Agreement").



    WHEREAS, Parent, Sub and the Company have agreed to amend the Merger Agreement in accordance with Section 8.3 thereof and subject to the terms and conditions of this Amendment;



    NOW THEREFORE, the parties hereto hereby agree as follows:



    1. DEFINITIONS. Capitalized terms used herein without definition are used as defined in the Merger Agreement.



    2.  AMENDMENTS TO THE MERGER AGREEMENT.



        (a) The first sentence of Section 3.1(a) of the Merger Agreement is hereby amended and restated to read in its entirety as follows:



       "(a) Subject to the terms and conditions contained herein,
       (i) this Agreement shall be submitted for approval to the holders of shares of Company Common Stock at a meeting to be duly held for this purpose by the Company (the 'Company Stockholders Meeting') and (ii) the issuance of Parent Common Stock in connection with the Merger (the 'Share Issuance') and the other transactions contemplated hereby, shall be submitted for approval to the holders of shares of Parent Common Stock at a meeting to be duly held for this purpose by Parent (the 'Parent Shareholders Meeting')."



        (b) the first sentence of Section 3.1(c) shall be amended by inserting the words "and the other transactions contemplated hereby" after the words "Share Issuance."



        (c) The second sentence of Section 3.1(c) shall be amended by inserting the words "and the other transactions contemplated hereby" after the first occurrence of the words "Share Issuance" and by deleting the second occurrence of the words "the Share Issuance" and replacing them with the words "such matters."



        (d) The sixth sentence of Section 4.3 shall be amended and restated in its entirety as follows:



       "The execution of this Agreement by the Company and the consummation of the transactions contemplated hereby will not breach or violate any contract provision or agreement evidencing indebtedness or any license, franchise or permit, except for any breaches or violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company."



        (e) The second and sixth sentences of Section 5.3 shall be amended by inserting the words "and the other transactions contemplated hereby" after the words "Share Issuance."



        (f) Section 5.17 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:



       "Section 5.17. REQUIRED VOTE OF PARENT SHAREHOLDERS. The affirmative vote of the holders of two-thirds of the outstanding shares of Parent Common Stock is required to approve the Share Issuance and the other transactions contemplated hereby. No other vote of the shareholders of Parent is required by law, the Restated Certificate of Incorporation or by-laws of Parent or otherwise in order for Parent to consummate the Merger and the transactions contemplated hereby."



        (g) Section 6.17 is hereby added to the Merger Agreement to read in its entirety as follows:



       "Section 6.17. SHORT FORM MERGER. As soon as practicable following the Effective Time, in accordance with Sections 905 and 907 of the New York Business Corporation Law and Section 253 of the Delaware General Corporation Law, Parent will cause the Company to be merged with and into Parent."



        (h) Section 7.1(a) shall be amended by inserting the words "and the other transactions contemplated hereby" after the words "Share Issuance."



        (i) Clause (ii) in the second sentence of Section 8.2(b) of the Merger Agreement is hereby amended to add the words "and the other transactions contemplated hereby" after the term "Share Issuance" and before the words "at a vote duly taken."



        (j) Section 9.1 of the Merger Agreement is hereby amended to add
Section 6.17 following the reference to Section 6.16 so that the last two lines shall read as follows:



       "....the agreements of "affiliates" of the Company and Parent to be delivered pursuant to Section 6.4, the provisions of Sections 6.5, 6.7, 6.9, 6.11, 6.14, 6.15, 6.16 and 6.17 and this
       Article IX."



    3. FULL FORCE AND EFFECT. Except as expressly modified and amended by this Amendment, the Merger Agreement shall continue in full force and effect and is hereby ratified and confirmed in all respects. Unless the context otherwise requires, references in the Merger Agreement to "this Agreement" and "the transactions contemplated hereby" shall be deemed to give effect to this Amendment No. 1.



    4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in two or more consecutive counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.



    5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that Delaware General Corporation Law shall apply to the Merger, without regard to the principles of conflicts of laws thereof.



    6. SEVERABILITY. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.



           [The remainder of this page is intentionally left blank.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.



                                                       FORCENERGY INC

                                                       By:  /s/ RICHARD G. ZEPERNICK, JR.
                                                            ----------------------------------------
                                                            Name: Richard G. Zepernick, Jr.
                                                            Title: PRESIDENT AND CHIEF EXECUTIVE
                                                            OFFICER

                                                       FOREST OIL CORPORATION

                                                       By:  /s/ ROBERT S. BOSWELL
                                                            ----------------------------------------
                                                            Name: Robert S. Boswell
                                                            Title: CHIEF EXECUTIVE OFFICER

                                                       FOREST ACQUISITION I CORPORATION

                                                       By:  /s/ ROBERT S. BOSWELL
                                                            ----------------------------------------
                                                            Name: Robert S. Boswell
                                                            Title: CHIEF EXECUTIVE OFFICER

                                                                         ANNEX B

                           PETRIE PARKMAN & CO., INC.

                                  July 7, 2000

The Board of Directors
Forcenergy Inc
3838 North Causeway Blvd.
Three Lakeway Center, Suite 2300
Metairie, Louisiana 70002

Members of the Board:

    Forcenergy Inc, a Delaware corporation ("Forcenergy"), proposes to enter into an agreement and plan of merger (the "Merger Agreement") with Forest Oil Corporation, a New York corporation ("Forest Oil"), and Forest Acquisition I Corporation, a Delaware corporation and a wholly-owned subsidiary of Forest Oil ("Forest Oil Sub"), which provides for, among other things, the merger of Forest Oil Sub with and into Forcenergy (the "Merger"). Upon consummation of the Merger, each outstanding share of common stock, par value $.01 per share, of Forcenergy (the "Forcenergy Common Stock") (other than Forcenergy Common Stock held by Forcenergy as treasury stock or owned by Forest Oil) will be converted into 1.6 shares (the "Exchange Ratio") of common stock, par value $.10 per share, of Forest Oil (the "Forest Oil Common Stock").

    You have requested our opinion as to whether the Exchange Ratio is fair from a financial point of view to the holders of Forcenergy Common Stock.

    In arriving at our opinion, we have, among other things:

      1. reviewed certain publicly available business and financial information relating to Forest Oil and Forcenergy, including (a) Annual Reports on Form 10-K and related audited financial statements for the fiscal years ended December 31, 1998 and December 31, 1999, and (b) the Quarterly Report on Form 10-Q and related unaudited financial statements for the fiscal quarter ended March 31, 2000;

      2. reviewed certain estimates of Forcenergy's reserves, including
         (a) estimates of proved oil and gas reserves prepared by Netherland, Sewell & Associates, Inc. (as to on-shore United States reserves only) as of January 1, 2000, (b) estimates of proved oil and gas reserves prepared by the management and staff of Forcenergy and audited by Netherland, Sewell & Associates, Inc. (as to Alaskan reserves only) as of January 1, 2000, (c) estimates of proved oil and gas reserves prepared by the management and staff of Forcenergy and audited by Collarini Engineering, Inc. (as to offshore reserves only) as of January 1, 2000, (d) updated unaudited estimates of proved oil and gas reserves prepared by the management and staff of Forcenergy as of April 1, 2000 and (e) unaudited estimates of probable, possible and additional oil and gas reserves prepared by the management and staff of Forcenergy as of April 1, 2000;

      3. reviewed certain estimates of Forest Oil's reserves, including
         (a) estimates of proved oil and gas reserves prepared by the management and staff of Forest Oil and audited by Ryder Scott Company as of January 1, 2000, (b) updated unaudited estimates of proved oil and gas reserves prepared by the management and staff of Forest Oil as of April 1, 2000, (c) unaudited estimates of probable, possible and additional oil and gas reserves prepared by the management and staff of Forest Oil as of January 1, 2000 and (d) updated unaudited estimates of probable, possible and additional oil and gas reserves (as to United States reserves only) as of April 1, 2000;

      4. analyzed certain historical and projected financial and operating data of Forest Oil and Forcenergy prepared by the management and staff of Forest Oil and Forcenergy, respectively;

      5. discussed the current and projected operations and prospects of Forest Oil and Forcenergy with the management and staff of Forest Oil and Forcenergy, respectively;

      6. reviewed the trading history of Forest Oil Common Stock and Forcenergy Common Stock;

      7. compared recent stock market capitalization indicators for Forest Oil and Forcenergy with recent stock market capitalization indicators for certain other publicly-traded independent energy companies;

      8. compared the financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

      9. participated in certain discussions and negotiations among the representatives of Forcenergy, Forest Oil and their financial and legal advisors;

     10. reviewed a draft dated June 30, 2000 of the Merger Agreement, a draft dated June 27, 2000 of the Stockholders Agreement among Forest Oil and the Forcenergy stockholders listed therein (the "Forcenergy Stockholders Agreement") and a draft dated June 27, 2000 of the Stockholders Agreement between The Anschutz Corporation and Forest Oil (the "Forest Oil Stockholders Agreement" and, together with the Merger Agreement and the Forcenergy Stockholders Agreement, the "Agreements"); and

     11. reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we have deemed necessary or appropriate.

    In preparing our opinion, we have assumed and relied upon, without assuming any responsibility for, or independently verifying, the accuracy and completeness of any information supplied or otherwise made available to us by Forcenergy and Forest Oil. We have further relied upon the assurances of the management of Forcenergy and Forest Oil that they are unaware of any facts that would make the information provided to us incomplete or misleading in any material respect. With respect to projected financial and operating data, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements and staff of Forcenergy and Forest Oil, respectively, relating to the future financial and operational performance of each company. With respect to the estimates of oil and gas reserves, we have assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of the managements and staff of Forcenergy or Forest Oil or their respective engineering consultants relating to the oil and gas properties of Forcenergy and Forest Oil, respectively. We have not made an independent evaluation or appraisal of the assets or liabilities of Forcenergy or Forest Oil nor, except for the estimates of oil and gas reserves referred to above, have we been furnished with such an evaluation or appraisal. In addition, we have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of Forcenergy or Forest Oil. Consistent with the Merger Agreement, we have assumed that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We have also assumed that the final forms of the Agreements will be substantially similar to the last drafts of the Agreements reviewed by us.

    Our opinion relates solely to the fairness, from a financial point of view, of the Exchange Ratio. This opinion is for the use and benefit of the Board of Directors of Forcenergy and does not constitute a recommendation to any holder of Forcenergy Common Stock as to how such stockholder should vote on the Merger. We have not been asked to consider, and this opinion does not address, the after-tax consequences of the Merger to any particular stockholder of Forcenergy or the price at which Forest Oil Common Stock will actually trade following the announcement or consummation of the Merger. Furthermore, we have not been authorized or directed to solicit, nor have we solicited, offers from other parties to acquire all or any part of Forcenergy. As you are aware, we have acted as financial advisor to Forcenergy and we will receive a fee from Forcenergy for such services, a substantial portion of which is contingent upon the consummation of the Merger. In addition, Forcenergy has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past, provided financial advisory services to Forcenergy and Forest Oil and have received customary fees for such services. In addition, in the ordinary course of business, we or our affiliates may trade in the debt or equity securities of Forcenergy or Forest Oil for the accounts of our customers or for our own account and, accordingly, may at any time hold a long or short position in such securities.

    Our opinion is rendered on the basis of conditions in the securities markets and the oil and gas markets prevailing as of the date hereof and the condition and prospects, financial and otherwise, of Forest Oil and Forcenergy as they have been represented to us as of the date hereof or as they were reflected in the materials and discussions described above.

    Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair from a financial point of view to the holders of Forcenergy Common Stock.

                                          Very truly yours,

                                          /s/ Jon C. Hughes
                                          PETRIE PARKMAN & CO., INC.

                                                                         ANNEX C

[LOGO]

July 10, 2000

Board of Directors
Forest Oil Corporation
1600 Broadway
Suite 2200
Denver, CO 80202

Members of the Board:

    You have requested our opinion as to the fairness, from a financial point of view, to Forest Oil Corporation ("Forest"), of the consideration to be paid by Forest in connection with the proposed merger (the "Merger") of Forest Acquisition I Corporation ("Sub"), a wholly owned subsidiary of Forest, with Forcenergy Inc (the "Company"), pursuant to an Agreement and Plan of Merger, dated as of July 10, 2000 (the "Merger Agreement") among Forest, Sub and the Company. Upon the effectiveness of the Merger, (i) each share of common stock, par value $.01 per share, of the Company that is issued and outstanding immediately prior to the effectiveness of the Merger (other than shares owned by Forest or the Company) will be converted into and represent the right to receive
1.60 shares of common stock, par value $.10 per share ("Forest Common Stock"), of Forest (the "Common Stock Merger Consideration") and (ii) each share of 14% Series A Cumulative Preferred Stock, par value $.01 per share, of the Company that is issued and outstanding immediately prior to the effectiveness of the Merger (other than shares owned by Forest or the Company) will be converted into and represent the right to receive 68.6141 shares of Forest Common Stock (the "Preferred Stock Merger Consideration", and together with the Common Stock Merger Consideration, the "Merger Consideration").

    In connection with rendering our opinion, we have reviewed certain publicly available information concerning Forest and the Company and certain other financial information concerning Forest and the Company, including financial forecasts, that were provided to us, or discussed with us, by Forest and the Company, respectively. We have discussed the past and current business operations, financial condition and prospects of Forest and the Company with certain officers and employees of Forest and the Company, respectively. We have also considered such other information, financial studies, analyses, investigations and financial, economic and market criteria that we deemed relevant.

    In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the information reviewed by us for the purpose of this opinion and we have not assumed any responsibility for independent verification of such information. With respect to the financial forecasts of Forest and the Company, we have been advised by the respective managements of Forest and the Company that such forecasts have been reasonably prepared on bases reflecting their best currently available estimates and judgements, and we express no opinion with respect to such forecasts or the assumptions on which they are based. We have not assumed any responsibility for any independent evaluation or appraisal of any of the assets (including properties and facilities) or liabilities of Forest or the Company.

    Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof. Our opinion as expressed below does not imply any conclusion as to the likely trading range for Forest Common Stock following the consummation of the Merger, which may vary depending upon, among other factors, changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities. Our opinion does not address Forest's underlying business decision to effect the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to Forest and does not constitute a recommendation concerning how holders of Forest Common Stock should vote with respect to the transactions contemplated by the Merger Agreement.

    We have acted as financial advisor to the Board of Directors of Forest in connection with the Merger and will receive a fee for our services, a portion of which was payable upon execution of the Merger Agreement and a significant portion of which is contingent upon consummation of the Merger. In the ordinary course of business, we and our affiliates may actively trade the securities of Forest and the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates have previously rendered certain investment banking and financial advisory services to Forest and the Company for which we have received customary compensation. We and our affiliates (including Citigroup Inc.) may have other business relationships with Forest or the Company in the ordinary course of their businesses.

    Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair to Forest from a financial point of view.

                                          Very truly yours,

                                          /s/ Salomon Smith Barney Inc.

                                          SALOMON SMITH BARNEY INC.

                                                                         ANNEX D

                             CHASE SECURITIES INC.

                                 July 10, 2000

Board of Directors
Forest Oil Corporation
1600 Broadway
Suite 2200
Denver, CO 80202-4722

Members of the Board:

    You have informed us that Forest Oil Corporation (the "Company"), Forest Acquisition I Corporation, a wholly-owned subsidiary of the Company ("Merger Sub"), and Forcenergy Inc (the "Merger Partner") propose to enter into an Agreement and Plan of Merger (the "Agreement") which provides, among other things, that Merger Sub will be merged with and into the Merger Partner (the "Merger") in a transaction in which (i) each outstanding share of common stock, par value $0.01 per share, of the Merger Partner (the "Merger Partner Common Stock"), other than shares of the Merger Partner Common Stock owned by the Company or by the Merger Partner or any of their subsidiaries, all of which shall be canceled, will be converted into the right to receive 1.60 shares of common stock, par value $0.10 per share, of the Company (the "Company Common Stock") and (ii) each outstanding share of 14% Series A Cumulative Preferred Stock, par value $0.01 per share, of the Merger Partner (the "Merger Partner Series A Preferred Stock"), other than shares of the Merger Partner Series A Preferred Stock owned by the Company or by the Merger Partner or any of their subsidiaries, all of which shall be canceled, will be converted into the right to receive 68.6141 shares of Company Common Stock. The shares of Company Common Stock to be issued by the Company in the Merger are collectively referred to herein as the "Merger Consideration."

    You have asked us whether, in our opinion, the Merger Consideration is fair, from a financial point of view, to the Company.

    In arriving at the opinion set forth below, we have, among other things:

    (a) reviewed a draft dated July 7, 2000 of the Agreement;

    (b) reviewed certain publicly available business and financial information we deemed relevant relating to the Company and the Merger Partner and the industries in which they operate;

    (c) reviewed certain internal non-public financial and operating data and forecasts provided to us by the management of the Company relating to its business, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Merger (the "Synergies") furnished to us by the Company and the Merger Partner;

    (d) reviewed certain internal non-public financial and operating data and forecasts provided to us by the management of the Merger Partner relating to its business, which included financial forecasts for fiscal years 2000 and 2001 only, having been advised that the Merger Partner has not prepared such forecasts beyond fiscal year 2001;

    (e) discussed, with members of the senior managements of the Company and the Merger Partner, the Company's and the Merger Partner's operations, historical financial statements and future prospects, before and after giving effect to the Merger and the Synergies;

    (f) compared the financial and operating performance of the Company and the Merger Partner with publicly available information concerning certain other companies we deemed comparable and reviewed the relevant historical stock prices of the Company Common Stock and the Merger Partner Common Stock and certain publicly traded securities of such other companies;

    (g) compared the proposed financial terms of the Merger with the financial terms of certain recent transactions we deemed reasonably comparable to the Merger and otherwise relevant to our inquiry; and

    (h) made such other analyses and examinations as we have deemed necessary or appropriate.

    We have assumed and relied upon, without assuming any responsibility for verification, the accuracy and completeness of all of the financial and other information provided to, discussed with or reviewed by or for us, or publicly available, for purposes of this opinion and have further relied upon the assurance of the managements of the Company and the Merger Partner that they are not aware of any facts that would make such information inaccurate or misleading. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities of the Company or the Merger Partner, nor have we conducted a physical inspection of the properties or facilities of the Company or the Merger Partner. We have assumed that the financial forecasts and the Synergies provided to or discussed with us by the Company and the Merger Partner have been reasonably determined on bases reflecting the best currently available estimates and judgments of the management of the Company and the Merger Partner as to the future financial performance of their respective companies and the Synergies. We express no view as to such forecast or projection information or the assumptions on which they were based.

    For purposes of rendering our opinion, we have assumed that, in all respects material to our analysis, the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver thereof. We have further assumed that all material governmental, regulatory or other consents and approvals will be obtained and that in the course of obtaining any necessary governmental, regulatory or other consents and approvals, or any amendments, modifications or waivers to any documents to which either of the Company or the Merger Partner are a party, as contemplated by the Agreement, no restrictions will be imposed or amendments, modifications or waivers made that would have any material adverse effect on the contemplated benefits of the Merger. We have further assumed that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes. We have also assumed that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us.

    As you are aware, we did not participate in the structuring or the negotiation of the terms of the Merger.

    Our opinion herein is necessarily based on market, commodity price, economic and other conditions as they exist and can be evaluated on the date of this letter. Our opinion is limited to the fairness, from a financial point of view, to the Company of the Merger Consideration and we express no opinion as to the merits of the underlying decision by the Company to engage in the Merger. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the issuance of the Company Common Stock or any other matters relating to the Merger. In addition, we express no opinion as to the prices at which the Company Common Stock will trade following the announcement or the consummation of the Merger.

    Chase Securities Inc., as part of its financial advisory business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with the delivery of this opinion and will receive a fee for our services upon delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. The Chase Manhattan Corporation and its affiliates, including Chase Securities Inc., in the ordinary course of business, have from time to time, provided commercial and investment banking services to the Company and its affiliates, for which we received usual and customary compensation and in the future may continue to provide such commercial and investment banking services. In that regard, Chase Securities Inc. has delivered a commitment letter to the Company with respect to arranging financing in connection with the Merger, for which financing Chase Securities Inc. will receive usual and customary compensation. In the ordinary course of business, we or our affiliates may trade in the debt and equity securities of the Company and the Merger Partner for our own accounts and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the Company.

    This opinion is for the use and benefit of the Board of Directors of the Company in its evaluation of the Merger and shall not be used for any other purpose without the prior written consent of Chase Securities Inc. This opinion shall not be reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any public references to Chase Securities Inc. be made by the Company, without the prior written consent of Chase Securities Inc.

                                          Very truly yours,

                                          CHASE SECURITIES INC.

                                                                         ANNEX E

CERTIFICATE OF AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF FOREST
                                OIL CORPORATION

Under Section 805 of the New York Business Corporation Law

    WE, THE UNDERSIGNED, Robert S. Boswell and Joan C. Sonnen being, respectively, the Chairman of the Board and Secretary of Forest Oil Corporation, do hereby certify:

    1.  The name of the Corporation is Forest Oil Corporation.

    2. The Certificate of Incorporation of said Corporation was filed by the Department of State, State of New York, on the 13th day of March, 1924, and its previous restated certificates of incorporation were filed by the Department of State on the 12th day of May, 1978, the 19th day of May, 1992 and the 21st day of October, 1993.

    3. Immediately upon the effectiveness of this amendment to the Corporation's Restated Certificate of Incorporation pursuant to the New York Business Corporation Law (the "Effective Time"), each two issued and outstanding shares of the Corporation's Common Stock, Par Value $.10 Per Share ("Old Common Stock"), shall automatically, without further action on the part of the Corporation or any holder of such Old Common Stock, be reclassified into one new share of the Corporation's Common Stock, $.10 Par Value Per Share ("New Common Stock"), as constituted following the Effective Time. The reclassification of the Old Common Stock into New Common Stock, will be deemed to occur at the Effective Time, regardless of when the certificates representing such Old Common Stock are physically surrendered to the Corporation for exchange into certificates representing New Common Stock. After the Effective Time, certificates representing the Old Common Stock will, until such shares are surrendered to the Corporation for exchange into New Common Stock, represent the number and class of New Common Stock into which such Old Common Stock shall have been converted pursuant to this amendment.

    In cases in which the conversion of the Old Common Stock into New Common Stock results in any shareholder holding a fraction of a share, the Company will pay the shareholder for such fractional interest on the basis of the average closing market price on the New York Stock Exchange for the 10 trading days immediately preceding the Effective Time.

    4. Following the Effective Time, the number of outstanding shares of the Corporation will be reduced. This amendment authorizes the officers of the Corporation to reduce the stated capital of the Corporation to reflect the change in outstanding shares of the Corporation.

    At a meeting of the Board of Directors held on             , 2000 and at a
meeting of the shareholders held on       , 2000, the foregoing amendment was
approved by more than a majority of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote thereon, all in accordance with Section 614 of the New York Business Corporation Law.

                                                                         ANNEX F

                        DELAWARE GENERAL CORPORATION LAW

SECTION 262. APPRAISAL RIGHTS.

    (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ((S)) 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one (1) or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

    (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ((S)) 251 (other than a merger effected pursuant to ((S)) 251(g) of this title), ((S)) 252, ((S)) 254, ((S)) 257, ((S)) 258, ((S)) 263 or
((S)) 264 of this title:

        (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ((S)) 251 of this title.

        (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ((S))((S)) 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

           a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

           d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a, b and c of this paragraph.

        (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ((S)) 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

    (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections
(d) and (e) of this section, shall apply as nearly as is practicable.

    (d) Appraisal rights shall be perfected as follows: (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or (2) If the merger or consolidation was approved pursuant to ((S)) 228 or ((S)) 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten 10 days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than

20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given I-2 prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

    (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

    (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

    (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendancy of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

    (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendancy of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

    (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

    (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

    (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

    (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                             FOREST OIL CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                                          , 2000

    The undersigned shareholder of Forest Oil Corporation, a New York corporation (the "Company"), hereby appoints Robert S. Boswell and Joan C. Sonnen, or either of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock, par value $0.10 per share, of the Company which are entitled to one vote per share and which the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at 1600 Broadway,
Suite 590, Denver, Colorado 80202, on             , 2000, at 10:00 a.m., M.D.T.,
and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:


    1. To approve the issuance of Common Stock of the Company pursuant to the proposed merger transaction involving the Company and Forcenergy Inc and to approve the other transactions contemplated by the amended merger agreement;


    2. To approve the 1-for-2 reverse stock split of the Common Stock of the Company; and

    3. To vote upon such other matters as may be properly brought before the meeting or any adjournment thereof hereby revoking all previous proxies and ratifying all that any of said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

    If no directions are given, the individuals designated above will vote for the above proposals and, at their discretion, on any other matter that may come before the meeting.

    The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Joint Proxy Statement/Prospectus.

         (CONTINUED AND TO BE VOTED, DATED AND SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                              THANK YOU FOR VOTING

See other side for voting options.
--------------------------------------------------------------------------------
                             FOREST OIL CORPORATION

                   COMMON STOCK PROXY ONE (1) VOTE PER SHARE

                          PLEASE MARK VOTES /-/ OR /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     No. 1. To approve the issuance of Common Stock of the Company pursuant to the proposed merger transaction involving the Company and Forcenergy Inc and to approve the other transactions contemplated by the amended merger agreement.
            / /  FOR            / /  AGAINST            / /  ABSTAIN


 No. 2.  To approve the 1-for-2 reverse stock split of the Common Stock of the
Company.           / /  FOR          / /  AGAINST          / /  ABSTAIN
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

      [TELEPHONE PICTURE] VOTE BY TELEPHONE OR INTERNET [COMPUTER PICTURE]

                          QUICK *** EASY *** IMMEDIATE

YOUR VOTE IS IMPORTANT!--YOU CAN VOTE IN ONE OF THREE WAYS:

1.  TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24
                           HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call.--HAVE YOUR PROXY CARD IN HAND.

      You will be asked to enter a Control Number, which is located in the box on the lower right hand corner of this form

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

    Proposal 1--To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

    Proposal 2--To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

                                       OR

2. TO VOTE BY INTERNET: Follow the instructions at our Website Address: http://www.eproxy.com/

                                       OR

3. TO VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR
                                  PROXY CARD.

                             THANK YOU FOR VOTING.

                PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                 FORCENERGY INC

                     SPECIAL MEETING --             , 2000


    The undersigned hereby appoints Richard G. Zepernick, Jr., E. Joseph Grady, and Thomas F. Getten, each of them, each with full power of substitution, the proxy of the undersigned to attend the Special Meeting of Stockholders of
FORCENERGY INC (the "Company") to be held at             , p.m., Central
Daylight Time, on             , 2000 at the Doubletree Hotel Lakeside, Lakeshore
Room, 3838 North Causeway Blvd., Metairie, Louisiana 70002, and any adjournments thereof, and to vote at said meeting and any adjournments thereof all shares of stock of the Company standing in the name of the undersigned, as instructed on the reverse side, and in his judgment on any other business which may properly come before said meeting.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)
--------------------------------------------------------------------------------

                Please Detach and Mail in the Envelope Provided


A /X/ Please mark your votes as in this example.

1. Approval of the Agreement and Plan of Merger, dated as of    FOR       AGAINST      ABSTAIN
  July 10, 2000, as amended, among Forest Oil Corporation,      / /         / /          / /
  Forest Acquisition I Corporation, a wholly owned
  subsidiary of Forest, and the Company, and the
  transactions contemplated thereby, including the merger,
  pursuant to which Forest Acquisition I Corporation will be merged with and into the Company and each share of common
  stock, $0.01 par value per share, of the Company issued
  and outstanding immediately prior to the merger (other
  than shares held by Forest, the Company or their
  respective subsidiaries, which will be canceled) will be
  converted into the right to receive 1.6 common shares,
  $0.10 par value, of Forest (or 0.8 of a Forest common
  share if the proposed 1-for-2 reverse stock split of the
  Forest common shares is approved).

All other matters that may come before the meeting.


    (INSTRUCTION: This proxy will be voted as directed, but if no direction is specified, or if you ABSTAIN, your vote will be counted for quorum purposes but will not be considered as a vote FOR or AGAINST proposal 1.
--------------------------------------------------------------------------------

  PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

Signature ______________________________    Dated: _____________________________

NOTE: Stockholder(s) should sign above exactly as name(s) appears hereon. But minor discrepancies in such signatures shall not invalidate their proxy. If more than one Stockholder, all should sign.

        Please date, sign and mail your proxy card back as soon as possible!